As filed with the Securities and Exchange Commission October 28, 2026

Securities Act File No. 333-238475

Investment Company Act File No. 811-23570

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

☑ THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. __
☑ Post-Effective Amendment No. 273

AND/OR

☑ THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 274

Simplify Exchange Traded Funds

(Exact Name of Registrant as Specified in its Charter)

10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 646-585-0476

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☑	On November 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Fund Name	Ticker Symbol (Exchange)

Simplify Aggregate Bond ETF	AGGH (NYSE Arca, Inc.)
Simplify Barrier Income ETF	SBAR (NYSE Arca, Inc.)
Simplify Bitcoin Strategy ETF	MAXI (Nasdaq Stock Market LLC)
Simplify Bond Bull ETF	RFIX (NYSE Arca, Inc.)
Simplify China A Shares Plus Income ETF	CAS (NYSE Arca, Inc.)
Simplify Chinese Commodities Strategy No K-1 ETF	CCOM (NYSE Arca, Inc.)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)
Simplify Currency Strategy ETF	FOXY (NYSE Arca, Inc.)
Simplify DBi CTA Managed Futures Index ETF	SDMF (NYSE Arca, Inc.)
Simplify Enhanced Income ETF	HIGH (NYSE Arca, Inc.)
Simplify Gold Strategy ETF	YGLD (NYSE Arca, Inc.)
Simplify Government Money Market ETF	SBIL (NYSE Arca, Inc.)
Simplify Health Care ETF	PINK (NYSE Arca, Inc.)
Simplify Hedged Equity ETF	HEQT (NYSE Arca, Inc.)
Simplify High Yield ETF	CDX (NYSE Arca, Inc.)
Simplify Interest Rate Hedge ETF	PFIX (NYSE Arca, Inc.)
Simplify Intermediate Term Treasury Futures Strategy ETF	TYA (CBOE BZX Exchange, Inc.)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify MBS ETF	MTBA (NYSE Arca, Inc.)
Simplify Multi-QIS Alternative ETF	QIS (NYSE Arca, Inc.)
Simplify Short Term Treasury Futures Strategy ETF	TUA (NYSE Arca, Inc.)
Simplify Target 15 Distribution ETF	XV (NYSE Arca, Inc.)
Simplify Treasury Option Income ETF	BUCK (NYSE Arca, Inc.)
Simplify US Equity PLUS Bitcoin Strategy ETF	SPBC (Nasdaq Stock Market LLC)
Simplify US Equity PLUS Convexity ETF	SPYC (NYSE Arca, Inc.)
Simplify US Equity PLUS Downside Convexity ETF	SPD (NYSE Arca, Inc.)
Simplify US Equity PLUS Managed Futures Strategy ETF	CTAP (NYSE Arca, Inc.)
Simplify US Equity Income ETF	SPUC (NYSE Arca, Inc.)
Simplify Volatility Premium ETF	SVOL (NYSE Arca, Inc.)

each a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Each Fund’s shares are listed and traded on the respective Exchange listed above.

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ii

FUND SUMMARY – SIMPLIFY AGGREGATE BOND ETF

Investment Objective: Simplify Aggregate Bond ETF (the “Fund” or “AGGH”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.43%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$296	$297	$665	$667

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing in investment grade bonds primarily by purchasing exchange traded funds and applying derivative overlays intended to hedge risk or generate income.

Bond Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. investment grade bonds primarily by purchasing exchange traded funds (“ETFs”).

The Fund pursues its strategy primarily by purchasing ETFs that invest principally in the U.S. investment grade bonds of the U.S. government, corporate issuers, and mortgage-backed securities (“MBS”). However, the Fund invests without restriction as to the credit quality, maturity, or duration of an individual security. The Adviser does not frequently trade securities but seeks to maintain consistent exposure to such companies through its investments in ETFs. The Adviser determines which ETFs to purchase based on factors such as price, liquidity, and track record. The Adviser selects ETFs that are representative of an asset class (e.g., invests primarily in investment grade corporate bonds) and have a minimum five-year track record and adequate trading volume relative to the Fund’s size. The Adviser considers trading volume adequate if it can buy and sell an ETF in a desired quantity without materially affecting its price.

The underlying ETFs that the Fund will invest in may target bonds with different maturities, durations, and quality requirements in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. When the bond reaches maturity, the Fund is repaid its par, or face value. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion. For instance, a “AAA” high-grade rated bond offers more security and lower profit potential (lower yield) than a “B-” rated speculative bond.

The Fund also may invest directly in U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund also may invest in MBS directly on a when-issued basis (commonly referred to as “To Be Announced” or “TBA”).

Derivatives Overlay-Generally

In total, the Fund may invest up to 20% of the Fund’s portfolio in derivatives (measured by purchase price in the case of options or collateral pledged in the case of other derivatives). The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. Derivatives may be exchange-traded or over-the-counter (“OTC”); index-based or linked to a specific security. The Adviser selects derivatives based upon its evaluation of relative value based on expected hedging effectiveness, cost; and in the case of options, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid). The Adviser will exercise or close the options based typically on maturity. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period. Futures contracts allow the buyer or seller to purchase or sell an asset at a future date. The Fund will invest in total return swaps that use investment grade or high yield debt instruments or investment grade or high yield indexes as reference assets and equity indexes or ETFs.

The Fund executes a portion of its derivatives overlay strategy indirectly by investing in a wholly-owned subsidiary. The Fund gains exposure to certain investments related to this strategy by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to certain derivatives in accordance with applicable tax rules and regulations.

Derivatives Overlay-Hedge Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. The Adviser uses long and short positions in futures, options, and swaps linked to equities, fixed income securities, volatility indices, commodities, and currencies to manage risk. When the Adviser believes interest rates will be rising in general, or within a sector, it will hedge primarily by initiating short positions in interest rate-related futures, swaps, and or options. When the Adviser believes credit risk will be increasing, it will hedge primarily by receiving protection through a credit default swap or a total return swap that uses investment grade or high yield debt instruments or investment grade or high yield index as the reference asset. However, when the Adviser believes a short-term opportunity for a more-effective hedge is available, it may also use derivatives linked to equities, volatility indices, commodities (i.e., gold and oil), and currencies to manage interest rate and credit risk. The Adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

Derivatives Overlay-Income Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to generate additional income. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. When the Adviser believes a put or call option presents insignificant risk, the Fund will write put and or call options with the expectation that they will expire worthless. As an alternative, when the Adviser believes an option is not likely to expire worthless it may use put and call spreads. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a call option that is further out of the money to partially offset the risk of the written option. In a put option spread, the Fund sells (writes) an out of money (below current market price) put option while also purchasing a put option that is further out of the money to partially offset the risk of the written option. The Adviser may also use a combination of derivatives and cash equivalents as a substitute for a bond ETF when it generates more income. The Adviser may also engage in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. When the Fund earns more on its additional investments than the interest cost related to the reverse repurchase agreement, it generates additional income.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Active Management Risk. The Fund is subject to the risk that the investment management strategy implemented by the Adviser may not produce the intended results and may negatively impact Fund performance.

Commodity and Currency Risk. Investments linked to commodities or currencies can be highly volatile compared to investments in traditional securities, and may experience large losses. The value of instruments linked to commodities or currencies may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodities may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities that serve as reference assets to a total return swap held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay interest unlike the securities upon which they are based.

High Yield Risk. The Fund may invest in high yield bonds also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return, increases the risk of loss and may increase the volatility of the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Mortgage-Related Risks. MBS represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Option Risk. As the buyer of put and call options, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased Portfolio Turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 6.29% (quarter ended September 30, 2024) and the Fund’s lowest quarterly return was -3.40% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was (3.73)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (2/14/22)
Return Before Taxes	8.95%	2.39%
Return After Taxes on Distributions	5.65%	-0.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	0.51%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	0.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Shailesh Gupta, Portfolio Manager and Head of Trading for the Adviser; and Jason England, Portfolio Manager of the Adviser serve as portfolio managers for the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in February 2022. Mr. Gupta has served the Fund as a portfolio manager since August 2023. Mr. England has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Gupta, and Mr. England are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY BARRIER INCOME ETF

Investment Objective: The Simplify Barrier Income ETF (the “Fund” or “SBAR”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver(2)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.77%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.65% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$268	$473	$1,064

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. Barrier in the Fund’s name refers to the Fund’s out-of-the-money barrier put spread strategies. An out-of-the-money put option has a strike price below the current price of the reference asset.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on equity ETFs and equity indexes that are representative of major equity market sectors: (i) large capitalization stocks, (ii) domestic and international nonfinancial stocks, and (iii) small capitalization stocks. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity indexes and equity ETFs holding stocks of any market capitalization. The Adviser focuses on indexes that are representative of major equity market sectors described above and index-based domestically-traded ETFs linked to those indexes. The Fund’s Adviser anticipates focusing on using three ETFs that are representative of major equity market sectors, large capitalization stocks, domestic and international nonfinancial stocks, and small capitalization stocks as represented by: (1) SPDR® S&P 500® ETF Trust (“SPY”), (2) Invesco QQQ Trust℠, Series 1 (“QQQ”), and (3) iShares® Russell 2000 ETF (“IWM”), respectively. However, with notice to shareholders, other major equity market sectors, as represented by indexes or ETFs may be used if they offer higher returns.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund, index price levels, and ETF prices will change over time, the Fund’s option portfolio will have multiple maturities and dollar strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve higher returns, as market conditions dictate. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level of a 30% loss. For an outcome period for a particular spread, the Fund establishes a 30% barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount of 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset, such as am index or index-representative ETF (“RA”); however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. A specific barrier is set at a level such that investors are not expected to experience losses against the first 30% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy, for a specific barrier put spread, is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options is such that, for a specific barrier put spread, if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over an outcome period exceed the barrier (in this example, 30%) but are less than 31%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 31%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 31%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 31%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 30 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -30% of RA. If, for a specific barrier put spread, RA losses exceed the barrier, but by an amount less than or equal to 32%, the Fund will experience the below losses over an outcome period:

Example Outcome Period Initial and Full Breach Losses Profile

SPY Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-30.00%	0.00%	0.00%	0.00%
-30.25%	-7.50%	-0.25%	-7.25%
-30.50%	-15.00%	-0.50%	-15.50%
-30.75%	-22.50%	-0.75%	-23.25%
-31.00%	-30.00%	-1.00%	-31.00%
-32.00%	-30.00%	-2.00%	-32.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 31%. Full Breach Losses are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period. As shown in the table above, for a specific barrier put spread, if RA’s loss has exceeded 31%, the Fund’s put spread options will produce a loss of 30% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, for a specific barrier put spread, the predetermined performance level of 30% is measured against the worst performing of the reference assets over an outcome period. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of Shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities linked to options held or written by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. Barrier put spread writing exposes the Fund to sudden and significant losses if the barrier is breached. This risk is amplified in a “worst of” put spread strategy because one of the reference assets may significantly underperform the others.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Forward Contract Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund are possible lack of a liquid secondary market and the possibility that the counterparty will default.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The Fund is indirectly exposed to small and medium capitalization companies through its option spread strategies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Large Capitalization Companies Risk. The Fund is indirectly exposed to large capitalization companies through its option spread strategies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

Fixed Income Securities Risk. The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

U.S. Treasury and Agency Market Risk. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. Typically, U.S. agency obligations are not backed by the full faith and credit of the U.S. Treasury.

Underlying Fund Risk. Other investment companies, i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Burns, PhD, Chief Investment Officer of the Adviser; Jeff Schwarte, Chief Equity Strategist of the Adviser; Emilio Freire Bauzano, Portfolio Manager of the Adviser; and Christoper Chua, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Burns has served as a portfolio manager since it commenced operations in 2025. Mr. Schwarte has served as a portfolio manager since October 2025. Messrs. Freire Bauzano and Chua have served as portfolio managers since 2025. Dr. Burns and Messrs. Schwarte, Freire Bauzano and Chua are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a Creation Unit). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Information on the Fund’s market price, NAV, premium and discount, and the bid/ask spread is available at www.simplify.us.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY BITCOIN STRATEGY ETF

Investment Objective: The Simplify Bitcoin Strategy ETF (the “Fund” or “MAXI”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.46%
Acquired Fund Fees and Expenses(2)	0.21%
Total Annual Fund Operating Expenses	1.52%

(1)	Other Expenses includes interest expenses of 0.46%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$480	$828	$1,810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (an “ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that together have economic characteristics substantially similar to an investment in Bitcoin. The Fund’s Adviser seeks to achieve the Fund’s investment objective by using two primary strategies: (1) a Bitcoin strategy, and (2) an income strategy. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval.

The Fund does not invest in Bitcoin directly.

Bitcoin Strategy

The Adviser seeks capital gains through a Bitcoin strategy. Under normal market conditions, the Adviser selects investments in Bitcoin related instruments so that the total value of economic Bitcoin exposure is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish Bitcoin exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases Bitcoin exposure based on the direction of the trends. The Bitcoin related instruments in which the Fund invests are Bitcoin futures, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, or other derivative instruments (“Bitcoin ETFs”), and options and swaps linked to Bitcoin ETFs and Bitcoin ETPs as well as swaps and options on Bitcoin. The Adviser selects the instrument or instruments it believes presents the most economically efficient means to capture Bitcoin returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Bitcoin Futures and Swaps

Bitcoin futures are intended to track, although not lockstep, the price of Bitcoin. The Fund only invests in standardized, cash-settled Bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission. As of the date of this prospectus, only regulated U.S. exchanges have such contracts. The value of Bitcoin futures is determined by reference to the underlying reference asset (the spot price of Bitcoin as measured by the relevant futures exchange, which is based on a survey of major spot Bitcoin exchanges). The Adviser invests primarily in front-month Bitcoin futures. Front month Bitcoin futures contracts are those contracts with the shortest time to maturity.

The Fund may also gain exposure to Bitcoin by entering into swap agreements that use Bitcoin, a Bitcoin ETF or Bitcoin ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Bitcoin ETF and/or Bitcoin ETP, multiple Bitcoin ETPs and/or Bitcoin ETFs, or solely to Bitcoin. The particular Bitcoin ETF or Bitcoin ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Bitcoin ETFs and Bitcoin ETPs.

Bitcoin ETPs and Bitcoin ETFs

Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in Bitcoin futures, options, swaps, or other derivative instruments to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Bitcoin, Bitcoin Futures, Bitcoin ETFs and Bitcoin ETPs

In effectuating the Fund’s Bitcoin strategy, the Fund may purchase call options contracts that utilize Bitcoin, Bitcoin futures, a Bitcoin ETF or Bitcoin ETP as the reference asset. To implement the Bitcoin options strategy, the Fund invests in over-the-counter options on Bitcoin and traditional exchange-traded options on Bitcoin futures, Bitcoin ETFs, Bitcoin ETPs, or an index of Bitcoin ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Bitcoin ETF or Bitcoin ETP as the reference asset. The Fund will close out over-the-counter options on Bitcoin prior to expiration so that it does not take delivery of Bitcoin. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Sub-Strategy

The Adviser seeks additional capital gains through an option sub-strategy with up to 20% of Fund assets. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to Bitcoin. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to Bitcoin by writing put options and buying call options on Bitcoin-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the Adviser expects the price of Bitcoin to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is similar to being long the Bitcoin-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it invests more than 25% of its net assets in investments that provide exposure to Bitcoin and/or Bitcoin futures contracts.

Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

Income Strategy

To the extent Fund assets are not consumed by the Bitcoin Strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments: U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), and fixed-income ETFs that invest primarily in U.S. Treasury securities. A portion of these securities serve as collateral for the Fund’s futures, options, and swap positions.

Additionally, the Fund increases its income producing portfolio through leverage by entering into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price. Reverse repurchase agreements are used by the Fund as an indirect means of borrowing. The Adviser may invest in an affiliated money market ETF to manage liquidity or to pledge as collateral for derivatives.

Subsidiary

The Fund executes a portion of its Bitcoin strategy indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled subsidiary, the Simplify Bitcoin Strategy PLUS Income Cayman Fund (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain indirect exposure to the Bitcoin market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund expects to gain exposure to Bitcoin futures, Bitcoin swaps, Bitcoin ETP swaps, options on Bitcoin, Bitcoin futures, Bitcoin ETPs, or an index of Bitcoin ETPs through the Subsidiary. The Fund does not control any other entity. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may invest without limitation indirectly in Bitcoin-related investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives; and also complies with the provisions of the Investment Company Act of 1940 in Section 15 (regarding investment advisory contract approvals).

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Bitcoin Risk. The value of the Fund’s investments in Bitcoin related instruments are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin related instruments may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin-linked derivatives. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin-linked derivatives, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETF, and Bitcoin-linked derivatives.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs, Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund.

The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs, Bitcoin ETFs and Bitcoin-linked derivatives held by the Fund.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures, Bitcoin-linked derivatives, and the Fund.

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Bitcoin Tax Risk. By investing in Bitcoin futures indirectly through the Subsidiary, the Fund will obtain exposure to the crypto asset Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from Bitcoin ETPs in which the Fund invests is not treated as qualifying income, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETPs are not sold by the Fund and therefore, no income is generated for the Fund. To the extent the IRS disagrees with the Fund’s view regarding the use of the in-kind creation and redemptions to avoid recognition of non-qualifying income from Bitcoin ETPs, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Authorized Participant Risk” below for additional risks regarding APs.

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Bitcoin Futures Contract Risk. The market for Bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets as Bitcoin futures are relatively new. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Bitcoin futures may trade at a price premium above Bitcoin. As a futures contract approaches expiration, the price premium will tend to erode, which will result in losses to the Fund assuming other things equal.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Additionally, option spreads expose the Fund to potential losses of the amount between the strike price of the written option and the purchased option.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in Bitcoin related instruments.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund may invest in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. A rise in interest rates may result in a decline in the value of the fixed income investments held by the Fund.

Leverage Risk. The use of leverage by the Fund, such as borrowing money through reverse repurchase agreements or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Reverse Repurchase Agreements Risk. The reverse repurchase agreement counterparty may fail to return securities to the Fund. Such securities may be costly to replace.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs and Bitcoin ETFs are intended to reflect the price of bitcoin, less fees and expenses. The price of a Bitcoin ETP or Bitcoin ETF may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 69.81% (quarter ended March 31, 2023) and the Fund’s lowest quarterly return was -40.82% (quarter ended December 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was 9.57%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (9/29/22)
Return Before Taxes	-26.37%	39.72%
Return After Taxes on Distributions	-34.51%	24.42%
Return After Taxes on Distributions and Sale of Fund Shares	-13.49%	26.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	23.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Freire Bauzano has served the Fund as a portfolio manager since July 2024. Mr. Schwarte has served as a portfolio manager since October 2025. Dr. Berns, Mr. Schwarte and Mr. Freire Bauzano are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY BOND BULL ETF

Investment Objective: The Simplify Bond Bull ETF (the “Fund” or “RFIX”) seeks to hedge interest rate movements arising from falling long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$161	$282	$632

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed ETF. The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets between:

●	interest rate related derivatives and

●	interest income producing debt instruments.

The Adviser expects to allocate assets among derivatives and debt instruments, depending upon market conditions. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities and instruments that provide investment exposure to such debt securities, including derivatives such as swaptions, options and futures. Debt securities include U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds.

Generally, the Fund’s strategy may be appropriate for investors who are seeking to hedge against falling interest rates. The Fund is designed investors with debt portfolios who may wish to hedge some of the risk of falling interest rates.

The Adviser seeks to achieve the interest rate hedging aspect of the Fund’s investment objective by investing long in swaptions, interest rate options, and Treasury futures. Consequently, the Fund’s portfolio will be highly sensitive to changes in interest rates. A swaption is an option to enter into a swap contract. The Fund may purchase receiver swaptions that give the Fund the option to enter into fixed interest rate swaps upon expiration of the swaption. These instruments have positive price sensitivity to falling interest rates. Similar to bond prices which typically rise when interest rates fall, it is expected that the Fund will benefit from swaption value increases, providing a hedge against the falling interest rate. Consequently, when viewed from a total return perspective, price gains in these instruments will tend to offset the effect of lower reinvestment rates caused by falling interest rates. These derivatives are selected to protect against falling long-term interest rates on high-quality instruments such as U.S. government securities and high-quality corporate debt. To select a derivative that it believes will produce the most effective hedge against falling interest rates, the Adviser assesses the interaction of maturity, strike price, reference interest rate, the risk-free rate, and volatility on the price of swaptions and interest rate options. While the investment focus of the interest rate related derivatives strategy is on gains from falling rates, to a lesser extent the Adviser’s selection process is also intended to generate gains from option and swaption positions when interest rate volatility increases. Specifically, the Adviser will tend to increase allocations to swaptions and interest rate options when it believes interest rate volatility is poised to increase as these instruments become more valuable in higher volatility environments. The Adviser rebalances derivative exposure after extreme rate movements (for example, 0.50%) or after the passage of time has significantly changed the rate sensitivity of a derivative. As time passes, swaptions and interest rate options become less sensitive to movements in the reference swap rate or interest rate. The Adviser does not take speculative positions based on its forecast for interest rates. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Adviser seeks to achieve the income aspect of the Fund’s investment objective by investing U.S. Treasury securities, TIPS, exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund may purchase debt securities of any maturity.

When using various derivatives, the Fund may be required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Swaptions Risk. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase call swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. Even if interest rates fall, swaptions may not increase in value as much as anticipated if volatility declines. These swaptions are highly sensitive to changes in interest rates.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s strategy is highly sensitive to changes in interest rates.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund (d) losses caused by unanticipated market movements; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Option Risk. There are risks associated with the purchase of call options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Option prices tend to decline when volatility declines. The type of options the Fund may use are highly sensitive to changes in interest rates.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Premium/Discount Trading Risk. The Fund may trade at greater than 2% premium to its NAV because of typical bid-offer spreads for OTC products and a credit support annex that is specific to a fund registered under the 1940 Act. In periods of outflows, the Fund may trade at greater than 2% discount to its NAV for the same reason. Such variations in the premium or discount may have disparate effects on certain shareholders. Shareholders who purchase shares on the secondary market at a premium to NAV may lose disproportionate value if the Fund begins trading at a discount. Similarly, Authorized Participants who wish to redeem creation units at NAV may receive a basket with a per share value below that of the current trading price of the Fund.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks the performance of long-maturity principal-only STRIPS (Separate Trading of Registered Interest and Principal of Securities) issued by the U.S. Treasury. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 1.47% (quarter ended March 31, 2025) and the Fund’s lowest quarterly return was -11.29% (quarter ended December 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was (2.38)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (12/9/24)
Return Before Taxes	-25.03%	-33.28%
Return After Taxes on Distributions	-26.28%	-34.33%
Return After Taxes on Distributions and Sale of Fund Shares	-14.70%	-25.61%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.02%
ICE BofA Long US Treasury Principal STRIPS Index (reflects no deduction for fees, expenses or taxes)	-1.92%	-11.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Miller have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY CHINA A SHARES PLUS INCOME ETF

Investment Objective: The Simplify China A Shares PLUS Income ETF (the “Fund” or “CAS”) seeks capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	0.94%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in China A Shares and/or through instruments that have economic characteristics substantially similar to China A Shares. However, as of the date of this prospectus, the Fund is not able to directly invest in China A Shares. China A Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China such as the Shenzhen, Shanghai, and Beijing Stock Exchanges. The Fund invests without restriction as to issuer capitalization and the Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Adviser uses China A Shares-linked futures, options, swaps, US-based ETFs, and US-based ADRs as substitutes that are economically substantially similar to China A Shares. The Adviser selects a core portfolio that it believes will be representative of the Chinese A Shares stock market in general. The Adviser supplements the core portfolio with individual stocks that it believes offer a higher expected return and/or low risk profile than a peer group of stocks of similar companies. The Adviser adjusts the supplemented portion of the portfolio when a different stock offers a better risk/reward profile.

Foreign investors, such as the Fund, cannot invest directly in China A Shares in the conventional sense. However, under current regulations in the People’s Republic of China (“PRC” or “China”), certain foreign investors can invest in the domestic PRC securities markets indirectly through certain market-access programs. However, as of the date of this prospectus, the Fund is not eligible for a market-access program. These programs include the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program. Under the QFI and RQFII programs investors are required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program. The Adviser does not have such a license and is not expected to receive one. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including China A-Shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Consequently, the Fund’s investments in China A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Income Generating Option Strategy

When the Adviser believes an option strategy may produce higher returns than the China A Shares strategy, it allocates up to 20% of Fund assets to an option strategy. To generate income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, and currency ETFs and exchange traded products (“ETPs”). The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The Adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser selects the combination of reference assets and options that are expected to produce the highest level of income. The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and may demonstrate significantly higher volatility than developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and or political and social instability. Chinese companies are also subject to governmental intervention in their operations and structure. The Chinese economy is export-driven and highly reliant on trading with key partners. The Chinese government regulates the payment of foreign currency denominated obligations. Consequently, the RMB is not freely convertible and currency conversion transactions are subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry.

Chinese entities have incurred significant levels of debt and Chinese financial institutions hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults, which could trigger a financial crisis and make Chinese securities illiquid.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change. The interpretation, application and enforcement of such laws could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

○	Emerging Markets Risk. China is still considered an emerging market economy. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or non-existent trading volume in those securities may result in a lack of liquidity and price volatility.

Stock Connect Indirect Investment Risk. Fund counterparties investing in China A Shares through Stock Connect are subject to trading, clearance, settlement and other procedures, which could pose indirect risks to the Fund. Trading through Stock Connect is subject to the Daily Quota, which may restrict the ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy through counterparties. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment by a Fund counterparty in China A Shares through Stock Connect may indirectly subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Currency Risk. The Fund holds investments denominated in or that that provide exposure to RMB. Changes in RMB currency exchange rates will affect the value of the Fund’s investments and the value of Fund shares. RMB exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Foreign Closed Market Trading Risk. To the extent the Fund’s investments are linked to those that trade in Chinese markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Fund shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant Chinese non-U.S. markets.

Derivatives Risk. Options, futures, and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Unsponsored ADRs are organized without the cooperation of the issuer and information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights are not passed through.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Chris Getter, Emerging Markets Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Getter have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY CHINESE COMMODITIES STRATEGY NO K-1 ETF

Investment Objective: The Simplify Chinese Commodities Strategy No K-1 ETF (the “Fund” or “CCOM”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period January 26, 2026 (commencement of operations) through June 30, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that have economic characteristics substantially similar to an investment (long or short) in Chinese commodities. Chinese commodities are denominated and traded in renminbi (“RMB”). The Fund defines Chinese commodities as those traded on a major Chinese commodity futures exchange. Generally, Chinese commodities are substantially similar to commodities in other parts of the world (such as soybeans) but have prices that reflect economic demand in China. Additionally, some Chinese commodities, such as flat glass, do not trade on any futures market outside of China. As of the date of this prospectus, the major Chinese commodity futures exchanges are the: (i) Shanghai Futures Exchange, (ii) Dalian Commodity Exchange, (iii) Zhengzhou Commodity Exchange, and (iv) Shanghai International Energy Exchange. However, as of the date of this prospectus, the Fund is not able to directly invest in Chinese commodity futures on these exchanges. Consequently, the Adviser seeks to achieve the Fund’s investment objective by investing predominately in swap contracts linked to Chinese commodities.

The Fund focuses on commodities in the following sectors: (i) energy, (ii) grains, (iii) industrial inputs, and (iv) metals. The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of Chinese commodity futures contracts. Each month, each Chinese commodity futures contract is generally positioned long if the contract is experiencing a positive price trend. The Fund may take short positions if the contract is experiencing a negative price trend. However, the Fund expects its portfolio of Chinese commodity-linked instruments to have a net long bias in most market environments.

Price trends and the determination whether to take a long or short position are based on the expected returns of each Chinese commodity futures contract, derived from the Adviser’s models that use valuation (price changes relative to economic indicators such as inflation) and momentum signals (prices trending higher or lower over various look back periods). In addition to return, the Adviser considers the risk of each futures contract and the correlation between futures contracts. The Fund also holds short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral pledged, if required, for investments in certain commodity-linked instruments.

Unlike a typical commodity pool that is taxed as a partnership and provides each partner with a Schedule K-1 annually, the Fund provides shareholders with a Form 1099 but no Schedule K-1. To deliver 1099s consistent with applicable tax law, the Fund intends to invest in an underlying subsidiary, as discussed below.

Typically, the Fund will not invest directly in Chinese commodity-linked instruments. But rather, the Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Chinese commodity-linked instruments in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements.

The Fund is classified as a “non-diversified” investment company under the 1940 Act which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through its Subsidiary.

Commodity Risk. Investments linked to commodities and commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodities and commodity futures contracts may experience large losses. The value of instruments linked to commodities and commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity prices and commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and may demonstrate significantly higher volatility than developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China (the “PRC”). However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and or political and social instability. Chinese commodities are also subject to governmental intervention in their consumption and pricing. The Chinese economy is export-driven and highly reliant on trading with key partners. The Chinese government regulates the payment of foreign currency denominated obligations. Consequently, the RMB is not freely convertible and currency conversion transactions are subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund.

○	Emerging Markets Risk. China is still considered an emerging market economy. Investing in instruments linked to emerging markets involves not only the risks described below with respect to investing in foreign-linked instruments, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the instruments in emerging markets typically is small, and low trading volume in those instruments may result in a lack of liquidity and price volatility.

Futures Risk. The Fund’s indirect use of futures via swap contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index or reference asset because of temporary, or even long-term, supply and demand imbalances.

○	Short Position Risk. The Fund will incur a loss as a result of a short futures position if the price of the futures sold short increases between the date of the short sale and the date of an offsetting purchase. Short sales present a risk of unlimited loss on an individual futures contract basis, particularly if the Fund is unable to close out its short position. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Leverage Risk. The use of leverage by the Fund, through its use of swaps, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and does not yet have a history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the lingering effects of aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

○	Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund. Heightened commodity price volatility may cause counterparties to impose volume limits on the Fund and may cause counterparties to withdraw from trading certain commodities, each of which may impede the Fund’s achievement of its investment objective.

○	Short Position Risk. The Fund will incur a loss as a result of a short swap position if the price of the reference asset increases between the date of the short and the date of an offsetting purchase. Short swap positions present a risk of unlimited loss on an individual contract basis, particularly if the Fund is unable to close out its short position. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Rolling Futures Contract Risk. The Fund’s investments linked to futures contracts are subject to risks related to rolling. Rolling occurs when an investor closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Ken Miller, Portfolio Manager of the Adviser, serve as portfolio managers of the Fund. Dr. Berns and Mr. Miller have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY COMMODITIES STRATEGY NO K-1 ETF

Investment Objective: The Simplify Commodities Strategy No K-1 ETF (the “Fund” or “HARD”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.04%
Acquired Fund Fees and Expenses(2)	0.11%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver(3)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%

(1)	Other Expenses includes interest expenses of 0.04%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$282	$494	$1,103

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing in commodity futures contracts. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes), based on notional value, in futures contracts on commodities and commodity indices and a wholly owned subsidiary with exposure to commodities and futures contracts on commodities.

Under normal market conditions, the Fund invests in a portfolio of futures contracts on commodities and commodity indices that the Adviser believes will provide exposure across commodities markets (collectively, “Futures Contracts”). A futures contract on a commodity is a financial agreement between two parties to transact on a physical commodity (or, in some contracts, a cash equivalent) at a specified price on a set future date. The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of the Futures Contracts. Each month, each Futures Contract is generally positioned long if the Futures Contract is experiencing a positive price trend. The Fund may take short positions if the Futures Contract is experiencing a negative price trend. However, the Fund expects its Futures Contract portfolio to have a net long bias in most market environments.

Price trends and the determination whether to take a long or short position are based on the expected returns of each Futures Contract, derived from the Adviser’s models that use valuation (price changes relative to economic indicators such as inflation) and momentum signals (prices trending higher or lower over various look back periods). In addition to return, the Adviser considers the risk of each Futures Contract and the correlation between Futures Contracts. The Fund will also hold short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts.

The Fund may use swaps as a supplement to its futures-based strategy. These swaps may use futures, an index of futures, underlying futures assets, or a futures-linked ETF as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (reference assets).

Unlike a typical commodity pool that is taxed as a partnership and provides each partner with a Schedule K-1 annually, the Fund provides shareholders with a Form 1099 but no Schedule K-1. To deliver 1099s consistent with applicable tax law, the Fund intends to invest in an underlying subsidiary, as discussed below.

The Fund expects to gain exposure to these investments and swaps by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through its Subsidiary.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. A rise in interest rates may result in a decline in the value of the fixed income investments held by the Fund.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Commodity Risk. Investments linked to commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity futures contracts may experience large losses. The value of instruments linked to commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. The use of leverage by the Fund, through its use of futures, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Rolling Futures Contract Risk. The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks a diversified basket of commodity futures and is included as a performance benchmark that reflects the Fund’s core commodity market exposure. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 16.14% (quarter ended March 31, 2025) and the Fund’s lowest quarterly return was -8.36% (quarter ended June 30, 2025). The calendar year-to-date total return of the Fund as of September 30, 2025 was 16.85%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (3/27/23)
Return Before Taxes	14.86%	9.88%
Return After Taxes on Distributions	13.34%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	8.78%	7.01%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	4.16%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	15.77%	7.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns, and Mr. Miller have each served the Fund as a portfolio manager since it commenced operations in March 2023. Dr. Berns, and Mr. Miller are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY CURRENCY STRATEGY ETF

Investment Objective: The Simplify Currency Strategy ETF (the “Fund” or “FOXY”) seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.79%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$264	$462	$1,036

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Adviser seeks to fulfil the Fund’s investment objective by investing primarily in foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts that provide exposure comparable to buying or selling the foreign currencies directly. The Adviser employs one strategy for G-10 currencies and a different one for emerging market currencies.

The Fund’s currency investments will represent one or more “G-10” currencies, which include the Australian Dollar (AUD), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), British Pound (GBP), Swedish Krona (SEK), Swiss Franc (CHF), and U.S. Dollar (USD), as well as currencies of emerging market countries outside of the G-10. The Fund defines an emerging market country as any country that is (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

G-10 Currency Strategy

The Fund will generally enter into foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts in G-10 currencies, either long or short, based on the Adviser’s determination of which currencies it believes will outperform or underperform the U.S. Dollar, based on its proprietary forecast. The Fund will invest in long positions for G-10 currencies that are expected to appreciate relative to the U.S. dollar, and short positions for G-10 currencies that are expected to depreciate against the U.S. dollar.

Emerging Markets Currency Strategy

The Fund also enters into foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts for exposure to emerging market countries’ currencies, either long or short. The Adviser implements what is commonly referred to as a carry strategy for emerging market currencies. The Adviser takes a long position in currencies with the highest interest rates while taking short positions in currencies with the lowest interest rates. Conceptually, this is economically similar borrowing in a low-interest rate currency and investing the borrowed amount into another higher-interest rate currency. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund invests in both physical delivery and USD cash-settled currency forward contracts. A cash-settled foreign currency forward contract is similar to a regular foreign currency forward contract, except that at maturity the cash-settled contract does not require physical delivery of currencies. A foreign exchange forward contract is an obligation to purchase or sell a specific currency on a future date (settlement date) for a fixed price set on the date of the contract (trade date). According to the terms of a cash-settled foreign currency forward contract, on the settlement date, the party that is long the now-depreciated currency pays the other party the amount of the depreciation times the notional amount of the contract. This represents the difference between the contracted forward price and the spot market rate at settlement date. By utilizing cash-settled foreign currency forward contracts, the Fund will not take physical delivery of a currency as part of a forward contract. All forward contracts are subject to counterparty default risk. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Fund is required to post collateral to assure its performance to the currency instrument counterparties. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. The Fund anticipates the majority of the Fund’s assets will be pledged as Collateral and the remainder of the portfolio will also be composed of Collateral. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide economic exposure to currencies.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currency exchange rates. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Forward Contracts Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (i) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forwards contract when desired; (ii) losses caused by unanticipated market movements, which are potentially unlimited; (iii) incorrect predictions of the direction of currency exchange rates and other economic factors; (iv) the possibility that the counterparty will default in the performance of its obligations; and (v) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swap Risk. Leverage inherent in swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying currency.

Foreign Investment Risk. The Fund may invest in derivative contracts with counterparties domiciled in countries outside the U.S. that may experience more rapid and extreme changes in ability to meet contractual obligations. These counterparties may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. markets.

Emerging Markets Risk. Investing in emerging market currencies subjects the Fund not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for derivative contracts in emerging market currencies typically is smaller, which may result in a lack of liquidity and price volatility.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. The use of leverage by the Fund, such as through the use of forward contracts, may cause the Fund to incur additional expenses and will magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers and counterparties in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased Portfolio Turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser, Chris Getter, Emerging Markets Strategist of the Adviser and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Miller have each served the Fund as a portfolio manager since it commenced operations and Mr. Getter has served as portfolio manager since October 2025. Dr. Burns and Messrs. Getter and Miller are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY DBi CTA MANAGED FUTURES INDEX ETF

Investment Objective: The Simplify DBi CTA Managed Futures Index ETF (the “Fund” or “SDMF”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.21%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period February 17, 2026 (commencement of operations) through June 30, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is a passively managed fund. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that, in total, have rate of return characteristics that are the economic equivalent of an investment in the components of the DBi CTA MF Index. The Fund’s 80% policy is non-fundamental.

The DBi CTA MF Index (“Index”) is a rules-based index that seeks to represent managed futures investment strategies. The Index is designed to reflect the performance of a diversified basket of futures contracts across major asset classes, including (i) equities, (ii) interest rates, (iii) currencies, and (iv) commodities. The composition and weighting of the underlying futures are determined systematically using a rules-based quantitative model developed and administered by Dynamic Beta Investments, LLC (“DBi”) that seeks to replicate both the risk and return characteristics of a representative universe of managed futures programs. DBi is a research firm specializing in replication of hedge fund strategies and DBi is its registered trademark. The Index model does not select assets, but seeks futures contracts that align most closely with the holdings of representative universe of managed futures programs.

The Index is sponsored by Société Générale, S.A. which is a licensed French credit institution. Société Générale, S.A. is independent of the Fund and Simplify Asset Management, Inc., the Fund’s investment adviser. The Index is calculated and published daily by an independent calculation agent. The Index reflects the hypothetical performance of a notional portfolio, including the daily mark-to-market of the underlying instruments and the reinvestment of any cash component. However, the Index does not represent an investable portfolio and does not hold any assets; rather, it serves as a transparent measure of the value and returns of the strategy as defined by the Index’s governing rules. The level of the Index will be calculated after deducting an index fee of 0.55% per annum, calculated on a daily basis. This fee deduction will reduce the potential positive change in the Index and increase the potential negative change in the Index. The Index is rebalanced weekly.

While the Fund does not engage a commodity trading adviser, by way of background, managed futures programs are run by commodity trading advisors (“CTAs”) using a managed futures investment strategy. In general, CTAs employ a variety of proprietary investment strategies such as trend following, momentum, and macroeconomic analysis. CTAs invest long and short across a broad spectrum of futures representing asset classes including financial futures (foreign currencies, interest rates, and equity indexes) and commodity futures (energy, metals, and agricultural foodstuffs).

In seeking to replicate the returns of the Index, the Adviser combines Index-linked swaps with cash-like instruments or high-quality short term fixed income securities. A portion of these cash-like instruments are pledged as collateral to swap counterparties. These short term instruments may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. When the Fund enters into a swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of Index. The Adviser selects swap counterparties that it believes are creditworthy based on credit rating and financial strength. The Adviser may employ a growing number of swap counterparties as Fund assets increase.

The Fund expects to gain exposure to a portion Index-linked swaps by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). This part of the Index-linked swaps is related to futures contracts that, if held directly by the Fund, would not produce qualifying income under the tax rules and regulations that apply to the Fund. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to a portion of Index-linked swaps in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements. The Subsidiary employs the same service providers (e.g. custodian) as the Fund.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through its Subsidiary.

CTA Risk. The CTAs’ judgments about the attractiveness, value and potential appreciation of particular commodity asset classes and futures may prove to be incorrect and may not produce the desired results.

Passive Investment Risk. The Fund is not actively managed, and the Adviser will not sell a holding due to current or projected underperformance.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or asset.

○	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

○	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

○	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

○	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

○	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

○	Agriculture Commodity Futures Risk: Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the lingering effects of aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index. There is no assurance that the Index will be compiled, determined, composed or calculated accurately. The Index has a limited history. The Index provider does not offer any warranty nor accepts any liability in relation to the quality, accuracy or completeness of data in the Index; and does not guarantee that the Index will perform in line with its methodology.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings and those in the Index, pricing differences, the Fund’s holding of cash, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs operating fees and expenses while the Index does not.

Limited History Risk. The Fund is a new ETF and does not yet have a history of operations for investors to evaluate.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Underlying Fund Risk. Other investment companies i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Each has served the Fund as a portfolio manager since it commenced operations in 2026. Dr. Berns and Mr. Miller are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY ENHANCED INCOME ETF

Investment Objective: The Simplify Enhanced Income ETF (the “Fund” or “HIGH”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.56%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.45% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$191	$336	$759

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s Adviser seeks to fulfil the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option strategy. “Enhanced Income” in the Fund’s name refers to the strategy goal of producing additional income though options that enhances the Fund’s interest income.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Treasury securities such as bills, notes, and bonds and fixed income ETFs that invest primarily in U.S. Treasuries. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Income Generating Option Strategy

To generate additional income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange traded products (“ETPs”). The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The Adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund expects to gain exposure to certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to options markets in accordance with applicable rules and regulations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Commodity Risk. Investments linked to commodity derivatives can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity derivatives may experience large losses. The value of instruments linked to commodity derivatives may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity.

Currency Risk. The Fund holds investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Below investment grade debt (commonly known as junk bonds) is subject to heighted credit risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Underlying Fund Risk. ETFs, ETPs and money market funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs, ETPs and money market funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and two additional indices. The Capital U.S. Corporate High Yield Index tracks U.S. high-yield corporate bonds and is included as a performance benchmark that reflects higher-income credit characteristics relevant to the Fund’s enhanced income strategy. The ICE BofA 3 Month US Treasury Bill Index represents short-duration Treasury bills and is included as a performance benchmark reflecting the cash-equivalent baseline for the Fund’s income generation approach. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 12.40% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -3.38% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was (0.94)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (10/27/22)
Return Before Taxes	4.34%	4.49%
Return After Taxes on Distributions	1.25%	1.18%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	2.04%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.22%
Capital U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	8.62%	10.02%
ICE BofA 3 Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Freire Bauzano has served the Fund as a portfolio manager since July 2024. Mr. Schwarte has served as a portfolio manager since October 2025. Dr. Berns, Mr. Schwarte and Mr. Freire Bauzano are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY GOLD STRATEGY ETF

Investment Objective: The Simplify Gold Strategy ETF (the “Fund” or “YGLD”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.08%
Other Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver(3)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.54%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Other Expenses includes interest expenses of 0.01%.
(3)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.45% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$183	$323	$729

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that together have economic characteristics substantially similar to an investment in gold. The Adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a gold strategy, and (2) an income generating strategy. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval.

Gold Strategy

The Adviser seeks capital appreciation through a gold strategy. Under normal market conditions, at the start of each quarter, the Adviser selects gold related instruments so that the total value of economic exposure to gold is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish gold exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases gold exposure based on the direction of the trends. The Adviser expects to adjust this exposure quarterly. However, the Adviser will rebalance more frequently, if needed, to comply with the Investment Company Act of 1940 and its regulations related to derivatives. The gold related instruments in which the Fund invests are gold futures, US exchange-traded products with direct exposure to gold (“Gold ETPs”), US exchange-traded funds with indirect exposure to gold primarily through gold futures, options, or other derivative instruments (“Gold ETFs”), and options and swaps linked to Gold ETFs and Gold ETPs as well as swaps and options on gold. The Adviser selects the instrument or instruments it believes present the most economically efficient means to capture gold returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Gold Futures and Swaps

Gold futures are intended to track, although not lockstep, the price of gold. The Fund invests in standardized gold futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission, such as the Commodity Exchange Inc. (commonly known as COMEX), which is a part of the Chicago Mercantile Exchange Group. The value of gold futures is determined by reference to 100 troy ounces of gold subject to an assay minimum of 995 fineness (i.e. 99.5% pure). The Adviser invests primarily in front-month gold futures. Front-month gold futures contracts are those contracts with the shortest time to maturity. The Adviser will roll futures contracts prior to their expiration into a contract with a longer maturity, although this does not produce rebalancing.

The Fund may also gain exposure to gold by entering into swap agreements that use gold, a Gold ETF or Gold ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Gold ETF and/or Gold ETP, multiple Gold ETPs and/or Gold ETFs, or solely to gold. The particular Gold ETF or Gold ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Gold ETFs and Gold ETPs.

Gold ETPs and Gold ETFs

Gold ETPs are investment vehicles that track the price of gold by directly holding actual gold (called “spot”) as their underlying asset while Gold ETFs primarily invest in gold futures, options, swaps, or other derivative instruments to gain exposure to gold. The Gold ETPs and Gold ETFs trade on a U.S.-regulated securities exchange. Unlike Gold ETFs, Gold ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Gold ETPs and Gold ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Gold, Gold Futures, Gold ETFs and Gold ETPs

In effectuating the Fund’s gold strategy, the Fund may purchase call options contracts that utilize gold, gold futures, a Gold ETF or Gold ETP as the reference asset. To implement the gold options strategy, the Fund invests in over-the-counter options on gold and traditional exchange-traded options on gold futures, Gold ETFs, Gold ETPs, or an index of Gold ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Gold ETF or Gold ETP as the reference asset. The Fund will close out over-the-counter options on gold prior to expiration so that it does not take delivery of gold. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract.

Option Strategy

The Adviser seeks additional capital gains through an option strategy. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to gold. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to gold by writing put options and buying call options on gold-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. In terms of return profile, it is like being long the gold-linked instrument, but at a much lower initial cost.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it holds the economic equivalent of more than 25% of its net assets in gold futures contracts.

Income Generating Strategy

To the extent Fund assets are not consumed by the gold strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Subsidiary

The Fund expects to gain exposure to certain gold related instruments such as futures and certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to certain gold related instruments such as gold futures and certain options markets in accordance with applicable rules and regulations.

The Fund, by investing in the Subsidiary when viewed together with the Fund, will operate as though it is subject to the protections offered to investors in registered investment companies with respect to Sections 8 and 18 of the 1940 Act (regarding investment policies, capital structure and leverage), Section 15 of the 1940 Act (regarding investment advisory contracts) and Section 17 of the 1940 Act (regarding affiliated transactions and custody). The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser in managing the Subsidiary’s investment portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act (“CEA”), and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations. The Fund is classified as a “non diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Gold Risk. The price of gold may be volatile and gold futures contracts may be highly sensitive to the price of gold. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Gold prices may be influenced by the fact that physical gold has sales commission, storage, insurance, and auditing expenses, which may tend to reduce trading and liquidity.

Gold Futures Risk. The Fund’s use of gold futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying gold bullion due to factors such as temporary, or even long-term, supply and demand imbalances, speculation, or other pressures on the market. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own gold-related specific risks, but the Adviser expects the principal investments risks of such ETFs and ETPs will be similar to the risks of investing in the Fund. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act.

Derivatives Risk. Options and gold futures are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not hold the economic equivalent of more than 25% of its net assets in gold futures contracts.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index, Solactive Gold Spot Index, tracks the U.S. dollar price of gold and is included as a performance benchmark that reflects the Fund’s core gold exposure component. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 21.44% (quarter ended March 31, 2025) and the Fund’s lowest quarterly return was 14.72% (quarter ended December 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was (20.38)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (12/2/24)
Return Before Taxes	101.59%	84.09%
Return After Taxes on Distributions	90.65%	74.81%
Return After Taxes on Distributions and Sale of Fund Shares	59.95%	60.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.06%
Solactive Gold Spot Index ER USD Index (reflects no deduction for fees, expenses or taxes)	64.41%	57.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Freire Bauzano have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY GOVERNMENT MONEY MARKET ETF

Investment Objective: The Simplify Government Money Market ETF (the “Fund” or “SBIL”) seeks current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Principal Investment Strategies:

The Fund operates as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and is subject to related restrictions on its portfolio composition. Consequently, the Fund invests at least 99.5% of its total assets in (i) cash, (ii) U.S. Government securities, and (iii) repurchase agreements fully collateralized by such obligations or cash. Additionally, the Fund invests in securities maturing in 397 days or less and maintains a portfolio dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Furthermore, the Fund will hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions and maintain at least 25% of its total assets in “daily” liquid assets and at least 50% of its total assets in “weekly” liquid assets.

U.S. Government securities are obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Certain obligations that are issued by U.S. government agencies or instrumentalities (also referred to as government sponsored enterprises or GSEs, which have been created under Congressional charter) are not fully guaranteed by the U.S. Treasury. For example, debt issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks are not supported by the full faith and credit of the United States. The maturity of certain variable and floating rate instruments is measured by reference to the next interest rate reset date rather than the absolute maturity of the instrument. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

Additionally, the Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. For this purpose, U.S. Government securities are as defined above plus repurchase agreements fully collateralized by U.S. Government securities. This 80% policy is a non-fundamental policy and the Fund will not change it without providing shareholders with at least 60 days’ prior notice.

The Fund’s Board of Trustees has determined that the Fund will qualify as a “government money market fund” pursuant to Rule 2a-7. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.

The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. The Fund expects to focus initially in overnight repurchase agreements. However, in the future, the Fund may invest in repurchase agreements with longer maturities. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. The Fund does not charge a liquidity fee on redemptions.

Although the Fund will seek to continue to qualify as a “government money market fund,” it will not seek to maintain a stable net asset value (“NAV”) per share using the amortized cost or penny rounding method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an exchange traded fund (“ETF”). As an ETF, the Fund’s shares will be traded on NYSE Arca, Inc. (“NYSE Arca”) and will generally fluctuate in accordance with changes in NAV per share as well as the relative supply of, and demand for, shares on NYSE Arca. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

You could lose money by investing in the Fund.

The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.

Adviser’s Strategy

Simplify Asset Management, Inc. is the investment adviser to the Fund and makes the Fund’s investment decisions. The Adviser selects money market instruments for the Fund based on its assessment of relative values and changes in market and economic conditions. The Adviser also considers safety of principal and liquidity in selecting securities for the Fund and thus may not buy securities that offer the highest yield.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low interest rates may magnify interest rate risk. During periods of very low interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and may detract from the Fund’s ability to achieve its investment objective.

U.S. Treasury Market Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

U.S. Government Obligations Risk. Different types of U.S. Government securities have different levels of credit risk depending on the nature of the particular government support for that security. Securities issued by certain U.S. Government agencies and certain U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. For example, the debt of U.S. Government sponsored enterprises, such as that issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Government obligations to decline.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The issuer of a debt security (i.e., the borrower) may be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer.

Fixed Income Securities Risk. The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate. The Fund may fail to reach an economically viable size and may close. Large redemptions may force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the investments selected by the Adviser will produce positive returns.

Variable and Floating Rate Instrument Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk.

When-Issued, Delayed Delivery, and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Cash Transaction Risk. Purchases and redemptions of creation units that are made primarily with cash, rather than through in-kind delivery of portfolio securities may cause the Fund to incur additional costs including brokerage costs and taxable capital gains or losses that the Fund may not have incurred if the Fund had made redemptions in-kind.

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, Jason England, Managing Director, Portfolio Manager, and Fixed Income Strategist of the Adviser, and Christopher Chua, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Messrs. England, and Chua have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY HEALTH CARE ETF

Investment Objective: The Simplify Health Care ETF (the “Fund” or “PINK”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.51%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$286	$641

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

Principal Investment Strategies: The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its assets (plus any borrowings for investment purposes) in securities of U.S. health care companies. The Fund defines health care companies as companies included in the Global Industry Classification Standard health care sector. The Fund defines equity securities as common stock, preferred stock, or ETFs that invest in the same. The Fund invests in companies without restriction as to capitalization, including micro-capitalization companies.

The Fund will invest in 50 to 100 health care companies. The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The Fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems. The Fund may invest in health care companies that do not seek to design or develop treatments for breast cancer. The Adviser may invest in affiliated money market ETFs to manage liquidity.

The Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest.

The Fund’s namesake is The Susan G. Komen Breast Cancer Foundation, Inc. (the “Foundation”), a 501(c)(3) charitable foundation. In exchange for the use of its name and logo, Simplify Asset Management Inc., the Fund’s investment adviser, will donate its annual management fee for managing the Fund to the Foundation. The Foundation shall use such donation to support its mission, but the Foundation will not participate in or have any influence on the day-to-day operations of the Fund or the Adviser’s management of the Fund. The Fund is not organized as a charitable investment trust.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Concentration Risk. The Fund may focus its investments in securities of a particular industry. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Health Care Risk. To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Medical Product and Device Company Risk. Companies that manufacture or develop medical products or devices subject to extensive regulation in the United States by the FDA and by comparable government agencies in other countries. The regulations govern the development, design, approval, manufacturing, labeling, importing and exporting and sale and marketing of many of our medical products. These regulations are also subject to future change. Failure to comply with applicable regulations and quality assurance guidelines could lead to manufacturing shutdowns, product shortages, delays in product manufacturing, product seizures, recalls, operating restrictions, withdrawal or suspension of required licenses, and prohibitions against exporting of products to, or importing products from, countries outside the United States. Medical product and medical device companies could be required to expend significant financial and human resources to remediate failures to comply with applicable regulations and quality assurance guidelines.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Pharmaceutical Company Risk. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks U.S. health care stocks across all market capitalizations and is included as a performance benchmark that is relevant to the Fund’s health care sector investment focus. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 15.59% (quarter ended December 31, 2025) and the Fund’s lowest quarterly return was -9.47% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was 6.36%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (10/8/21)
Return Before Taxes	24.07%	10.05%
Return After Taxes on Distributions	23.68%	9.80%
Return After Taxes on Distributions and Sale of Fund Shares	14.22%	7.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.66%
MSCI USA IMI/Health Care Net (USD) Index (reflects no deduction for fees, expenses or taxes)	14.91%	4.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Michael Taylor, Portfolio Manager of the Adviser; David Berns, PhD, Chief Investment Officer of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser each serve as a portfolio manager of the Fund. Mr. Taylor and Dr. Berns have each served the Fund as a portfolio manager since it commenced operations in October 2021. Mr. Schwarte has served the Fund as portfolio manager since November 2024. Mr. Taylor, Dr. Berns, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY HEDGED EQUITY ETF

Investment Objective: The Simplify Hedged Equity ETF (the “Fund” or “HEQT”) seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.48%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities and applying an option overlay known as a “put/spread collar” strategy.

Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily by purchasing exchange-traded funds (“ETFs”) that seek to track the investment results of the S&P 500 Index. The Fund typically invests at least 80% of the Fund’s portfolio in underlying ETFs. The Adviser does not frequently trade ETFs but seeks to maintain consistent exposure to the S&P 500 Index.

Put/Spread Collar Strategy

The Fund also purchases and sells exchange traded put options and sells exchange traded call options in the execution of an option overlay strategy known as a “put/spread collar” strategy. Up to twenty percent of the Fund’s net asset value will be subject to the “put/spread collar” strategy. The options used are based either on the S&P 500 Index itself or ETFs that seek to replicate the S&P 500 Index (“S&P 500 ETFs”). This strategy seeks to provide investors with downside protection from the put options as well as income from the index call options in an effort to reduce the risk and volatility associated with typical long-only equity strategies. If the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. If the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The Fund creates a put/spread collar by buying a put option on the S&P 500 Index or an S&P 500 ETF at a higher strike price and selling a put option on that index or ETF at a relatively lower strike price, resulting in what is known as a put option spread. At the same time, the Fund will sell a call option on the S&P 500 Index or an S&P 500 ETF. The Fund may determine to create more than one put/spread collar as Fund assets increase. The put option spread is generally maintained so that the Fund is protected from a decrease in the market (as measured by the S&P 500 Index) of five to twenty percent. The options are reset on at least a quarterly basis to respond to current market conditions. The Adviser utilizes a five to twenty percent range in order to align with other similar low volatility strategies. The put option spread is a strategic, persistent exposure meant to hedge against a portion of market declines. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The value of the Fund’s put options is expected to decrease in proportion to the decrease in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated and the relative strike prices of the purchased and sold put options. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500 ETFs above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the S&P 500 ETFs if the put options become in the money (where the put option’s strike price is greater than the market price of the underlying asset), but during periods where the S&P 500 ETFs appreciate, the Fund will underperform due to the cost of the premiums paid and the increased value of call sold.

The put/spread collar seeks to protect the Fund against a decline in value, and its execution tends to be less expensive than a strategy of only purchasing put options. The premiums received from writing index call options are designed to provide income, and those premiums can help offset the cost of the put option spread. Any savings generated between the premiums received from writing index call options and the premiums of the put options are passed on to shareholders. This strategy, however, provides investors less downside risk when there is only a small decline in the price of the stock. This is because the protection offered by the collar is limited to the extent of the difference between the strike prices of the put option purchased and the put option sold. This means that the strategy will not be effective as a strategy of put options only would be in protecting the Fund from steeper declines. On the other hand, the use of call options limits the Fund’s ability to profit from increases in the value of its equity portfolio because when markets are rising, the call option will likely be exercised once the market price rises to the option’s strike price.

Use of Futures. In addition to the use of options in the put/spread collar strategy described above, the Fund may use futures contracts (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time), primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Put/Spread Collar Strategy Risk. The put/collar strategy used to seek to protect the Fund against a decline in value may not work as intended. The Fund’s collar strategy will consist of call options positions and long put options positions. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500 ETFs above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the S&P 500 ETFs if the put options become in the money, but during periods where the S&P 500 ETFs appreciate, the Fund will underperform due to the cost of the premiums paid and the increased value of call sold. Investors who purchase shares of the Fund when the Fund’s put/collar strategy is not active may experience different levels of downside protection and upside participation depending on market performance. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to purchase or sell options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error. The Fund’s returns will not match that of a fund that invests solely in securities listed on the S&P 500 index.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Large Capitalization Risk. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of purchase. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index represents a 60% equity and 40% fixed income allocation and is included as a performance benchmark that reflects a balanced risk-adjusted approach comparable to the Fund’s hedged equity strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 6.85% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -5.67% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was 7.96%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (11/1/21)
Return Before Taxes	10.08%	8.92%
Return After Taxes on Distributions	9.52%	8.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.95%	6.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	11.58%
Bloomberg US EQ:FI 60:40 Index (BMA) (reflects no deduction for fees, expenses or taxes)	13.81%	6.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Ken Miller, Portfolio Manager of the Adviser; David Berns, PhD, Chief Investment Officer of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2021. Mr. Miller has served the Fund as a portfolio manager since July 2023. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Miller, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY HIGH YIELD ETF

Investment Objective: Simplify High Yield ETF (the “Fund” or “CDX”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.50%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing in high yield bonds also known as “junk bonds” primarily by purchasing swaps on exchange traded funds and applying a credit hedge derivatives strategy to the Fund’s investments.

High Yield Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities that provide exposure to high yield securities, also known as junk bonds. The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the Adviser to be of similar credit quality. The Adviser does not frequently trade securities but seeks to maintain consistent exposure to junk bonds primarily through its purchase of swaps on exchange traded funds that primarily invest in high-yield securities (“H-Y ETFs”); and secondarily through its purchase of H-Y ETFs call options on H-Y ETFs, as well as by selling (writing) put options H-Y ETFs. The Adviser determines the securities to which it seeks exposure based on factors such as price, liquidity, and track record.

The H-Y ETFs underlying the swaps that the Fund will invest in may target high yield bonds with different maturities, durations, and quality requirements in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. When the bond reaches maturity, the Fund is repaid its par, or face value. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion. For instance, a “AAA” high-grade rated bond offers more security and lower profit potential (lower yield) than a “B-” rated speculative bond. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Derivatives Overlay – Generally

In total, the Fund may invest up to 20% of the Fund’s portfolio in derivatives (measured by purchase price in the case of options or collateral pledged in the case of other derivatives) through a credit hedge strategy and/or an income generating option strategy. The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. Derivatives may be exchange-traded or over-the-counter (“OTC”); index-based or linked to a specific security. The Adviser selects derivatives based upon its evaluation of relative value based on expected hedging effectiveness, cost, and in the case of options, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based typically on maturity.

Credit Hedge Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. When the Adviser believes credit risk will be increasing, it will hedge primarily by receiving protection through total return swaps that use fixed income instruments, fixed income indexes, fixed income ETFs, or H-Y ETFs as reference assets. However, when the Adviser believes a short-term opportunity for a more-effective hedge is available, it may also use total return swaps that use equities, equity indexes or equity ETFs as reference assets to manage interest rate and credit risk. The Adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

Income Generating Option Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to generate additional income. To do so, the Fund employs an option and option spread writing strategy on instruments linked to equities, debt, volatility indices, commodities, and currencies. The equity and fixed income strategies include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is a measure of a reference asset’s historical or expected future price movements.

A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an asset’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an asset’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration but may adjust positions following a large (over 10%) price swing in an option’s reference asset.

The Fund also holds cash and invests in cash-like instruments or high-quality short term fixed income securities to serve as collateral for swaps, futures and assuring its performance to an option buyer when writing options (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Longer maturity and longer duration bond prices will decline more in response to rising interest rates. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Commodity and Currency Risk. Investments linked to commodities or currencies can be highly volatile compared to investments in traditional securities, and may experience large losses. The value of instruments linked to commodities or currencies may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodities may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities that serve as reference assets to a total return swap, option, or future held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Leverage Risk. The use of leverage by the Fund, such as the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put or call options, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks U.S. high-yield corporate bonds and is included as a performance benchmark relevant to the Fund’s high-yield fixed income investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 6.58% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -1.55% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was (3.91)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (2/14/22)
Return Before Taxes	8.67%	5.32%
Return After Taxes on Distributions	5.70%	1.93%
Return After Taxes on Distributions and Sale of Fund Shares	5.17%	2.55%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	0.98%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	8.50%	5.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser and Chris Getter, Emerging Markets Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in February 2022. Mr. Getter has served as portfolio manager since October 2025. Dr. Berns and Mr. Getter are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY INTEREST RATE HEDGE ETF

Investment Objective: The Simplify Interest Rate Hedge ETF (the “Fund” or “PFIX”) seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets approximately equally between:

●	interest rate related derivatives and

●	interest income producing debt instruments.

The Adviser expects to allocate assets among derivatives and debt instruments, depending upon market conditions. The Adviser seeks to achieve the interest rate hedging aspect of the Fund’s investment objective by investing in swaptions, interest rate options, and Treasury futures. Consequently, the Fund’s portfolio will be highly sensitive to changes in interest rates. A swaption is an option to enter into a swap contract. The Fund also may short swaptions. The Fund may purchase payer swaptions that give the Fund the option to enter into fixed interest rate swaps upon expiration of the swaption. These instruments have positive price sensitivity to rising interest rates. Opposite to bond prices which typically fall when interest rates rise, it is expected that the Fund will benefit from swaption value increases, providing a hedge against the rising interest rates. Consequently, when viewed from a total return perspective, price gains in these instruments will tend to offset the effect of lower debt prices caused by rising interest rates. These derivatives are selected to protect against rising long-term interest rates on high-quality instruments such as U.S. government securities and high-quality corporate debt. To select a derivative that it believes will produce the most effective hedge against rising interest rates, the Adviser assesses the interaction of maturity, strike price, reference interest rate, the risk-free rate, and volatility on the price of swaptions and interest rate options. While the investment focus of the interest rate related derivatives strategy is on gains from rising rates, to a lesser extent the Adviser’s selection process is also intended to generate gains from option and swaption positions when interest rate volatility increases. Specifically, the Adviser will tend to increase allocations to swaptions and interest rate options when it believes interest rate volatility is poised to increase as these instruments become more valuable in higher volatility environments. The Adviser rebalances derivative exposure after extreme rate movements (for example, 0.50%) or after the passage of time has significantly changed the rate sensitivity of a derivative. As time passes, swaptions and interest rate options become less sensitive to movements in the reference swap rate or interest rate. The Adviser does not take speculative positions based on its forecast for interest rates. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Adviser seeks to achieve the income aspect of the Fund’s investment objective by investing U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund may purchase debt securities of any maturity. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Generally, the Fund’s strategy may be appropriate for investors who are seeking to hedge against rising interest rates. The Fund’s strategy may also be appropriate to help hedge real estate securities portfolios, as rising interest rates have historically led to sell-offs in real estate’ and growth equities, that are often negatively correlated with rising interest rates.

When using various derivatives, the Fund may be required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Swaptions Risk. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement. These swaptions are highly sensitive to changes in interest rates.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s strategy is highly sensitive to changes in interest rates.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay interest unlike the securities upon which they are based.

Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participant”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Option Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. The type of options the Fund may use are highly sensitive to changes in interest rates.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Premium/Discount Trading Risk. The Fund may trade at greater than 2% premium to its NAV because of typical bid-offer spreads for OTC products and a credit support annex that is specific to a fund registered under the 1940 Act. In periods of outflows, the Fund may trade at greater than 2% discount to its NAV for the same reason. Such variations in the premium or discount may have disparate effects on certain shareholders. Shareholders who purchase shares on the secondary market at a premium to NAV may lose disproportionate value if the Fund begins trading at a discount. Similarly, Authorized Participants who wish to redeem creation units at NAV may receive a basket with a per share value below that of the current trading price of the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks long-duration U.S. Treasury bonds and is included as a performance benchmark that reflects the interest rate sensitivity the Fund seeks to hedge against. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 48.64% (quarter ended September 30, 2023) and the Fund’s lowest quarterly return was -21.57% (quarter ended December 31, 2023). The calendar year-to-date total return of the Fund as of September 30, 2026 was 33.45%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (5/10/21)
Return Before Taxes	1.12%	17.19%
Return After Taxes on Distributions	-1.92%	12.78%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	12.56%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	0.16%
ICE US Treasury 20+ Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.29%	-6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Ken Miller, Portfolio Manager of the Adviser; and David Berns, PhD, Chief Investment Officer of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in May 2021. Mr. Miller has served the Fund as a portfolio manager since November 2024. Dr. Berns and Mr. Miller are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY INTERMEDIATE TERM TREASURY FUTURES STRATEGY ETF

Investment Objective: The Simplify Intermediate Term Treasury Futures Strategy ETF (the “Fund” or “TYA”) seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.38%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$117	$207	$472

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index (the “Index”) for a calendar quarter, not for any other period. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives. The Fund may hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury with a duration of less than two years; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

The Fund rebalances its holdings no less frequent than quarterly to position its portfolio so that its exposure to the Index is consistent with its quarterly investment objective. The impact of changes to the value of the Index each quarter will affect whether the Fund’s portfolio needs to be rebalanced.

The Index is a non-investable index that is part of a series of indices intended to assess U.S. Treasury issued debt. The Index consists of only U.S. dollar denominated, fixed rate securities with a minimum term to maturity greater than twenty years.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay interest unlike the securities upon which they are based. When short-term borrowing rates are higher than short-term, medium-term, or long-term U.S. Treasury rates, the use of futures will tend to detract from the Fund’s returns.

Quarterly Rebalancing Risk. The quarterly rebalancing of the futures contracts underlying the Index may impact trading in such futures contracts. For example, such trading may cause Futures Commission Merchants to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume of the underlying futures contracts and may adversely affect the market price of such underlying futures contracts and in turn the level of the Index.

Short-Term Investment Risk. Investors holding shares of the Fund over longer-term periods may be subject to increased risk of loss. The Fund is intended to be used only for short-term investment horizons. An investor in the Fund can lose all or a substantial portion of his or her investment within a single day. The longer an investor’s holding period in the Fund, the greater the potential for loss.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the CBOE BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, tariffs and trade wars, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks long-duration U.S. Treasury bonds and is included as a performance benchmark that provides context for the broader Treasury market relative to the Fund’s intermediate-term futures positioning. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 13.71% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -18.22% (quarter ended March 31, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was (17.70)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (9/27/21)
Return Before Taxes	15.06%	-10.31%
Return After Taxes on Distributions	13.23%	-11.57%
Return After Taxes on Distributions and Sale of Fund Shares	8.87%	-7.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.12%
ICE US Treasury 20+ Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.29%	-8.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Ken Miller, Portfolio Manager of the Adviser; and Jason England, Portfolio Manager of the Adviser, serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2021. Mr. Miller and Mr. England have each served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Miller, and Mr. England are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY MANAGED FUTURES STRATEGY ETF

Investment Objective: Simplify Managed Futures Strategy ETF (the “Fund” or “CTA”) seeks long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.07%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.86%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$284	$498	$1,112

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies:

The Adviser seeks to achieve the Fund’s investment objective by investing in futures contracts. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes), based on notional value, in futures contracts. A futures contract is a financial agreement between two parties to transact an underlying asset at a specified price on a set future date.

Under normal market conditions, the Fund invests in a portfolio of equity, U.S. Treasury, commodity, and foreign exchange futures contracts (collectively, “Futures Contracts”). The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of these Futures Contracts. Each month, each Futures Contract will generally be positioned long if it is experiencing a positive price trend. The Fund may take short positions if the Futures Contract is experiencing a negative price trend. This positioning is based on a comparison of the recent returns of each Futures Contract and the Adviser’s models that analyze various inputs including measures of relative and absolute momentum signals (prices trending higher or lower over various look back periods). The Fund will also hold short-term U.S.

Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts. Reverse repurchase agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as an indirect means of borrowing.

The Fund may use swaps as a supplement to its futures-based strategy. These swaps may use futures, an index of futures, underlying futures assets, or a futures-linked ETF as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (reference assets).

Typically, the Fund will not invest directly in commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Commodity and Currency Risk. Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Rolling Futures Contract Risk. The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Reverse Repurchase Agreements Risk. Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Reverse Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks systematic trend-following and managed futures strategies and is included as a performance benchmark that reflects the Fund’s CTA-based investment approach. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 10.11% (quarter ended December 31, 2024) and the Fund’s lowest quarterly return was -10.90% (quarter ended March 31, 2023). The calendar year-to-date total return of the Fund as of September 30, 2026 was 10.19%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (3/7/22)
Return Before Taxes	1.31%	8.33%
Return After Taxes on Distributions	0.01%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	0.77%	5.61%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	0.87%
SG CTA Index (reflects no deduction for fees, expenses or taxes)	-0.16%	1.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in March 2022. Mr. Miller has served the Fund as a portfolio manager since May 2022. Dr. Berns and Mr. Miller are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY MBS ETF

Investment Objective: The Simplify MBS ETF (the “Fund” or “MTBA”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	0.28%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1639% of the average value of its portfolio.

Principal Investment Strategies:

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities (“MBS”). The Fund defines MBS as any agency or non-agency residential or commercial mortgage-backed security and any futures contract, forward agreement, swap contract, or option linked to the preceding The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing primarily in MBS’s issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These agencies securitize pools of mortgage loans that meet the underwriting standards of the relevant agency. The Fund may also purchase MBS on a when-issued basis, (commonly referred to as “To Be Announced” or “TBA”); and gain exposure to MBS through derivatives such as options or swap agreements. These are included as MBS for purposes of the Fund’s 80% investment policy. The Fund is deemed to be concentrated because it invests more than 25% of its net assets in MBS.

Generally, the Adviser constructs the Fund’s portfolio by selecting instruments that it believes will produce the highest yield while maintaining a medium-term (3-10 years) effective duration portfolio. The Adviser considers price, coupon, expected prepayment rate and maturity to calculate a security’s expected yield. Effective duration measures the interest rate sensitivity of a security including the borrower’s option to prepay its mortgage loan. For example, an effective duration of “five years” means that a security’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates. The Adviser sells securities to manage effective duration or when a more attractive instrument becomes available.

To generate additional returns, the Adviser may use a strategy referred to as a dollar roll. In a dollar roll, the Fund sells, in the TBA market, a security for current month settlement, while simultaneously committing to buy a substantially similar TBA security for next month or a further month settlement. The Adviser assesses the relative prices between delivery months as well as interest income on short-term investments to forecast the expected profit of this strategy, which creates investment leverage.

The Fund also holds cash and invests in cash-equivalents (money market funds, including affiliated money market ETFs) or high-quality short term fixed income securities as collateral for swaps. The Fund uses mortgage security linked swaps as a form of MBS investment and interest rate linked swaps to manage duration exposure and/or to hedge interest rate risk.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Mortgage-Related Risks. MBS represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. MBS can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Fixed Income Securities Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When a Fund invests in fixed income securities the value of your investment in a Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause a Fund’s share price to fluctuate or decline more than other types of equity investments.

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in MBS.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Dollar Roll Risk. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions have the effect of creating leverage in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. A Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in a Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of a Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with a Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from a Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than a Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of a Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and a Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, a Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques. MBS futures, forwards, swaps, and options are subject to leverage risk because they require only a small margin deposit or purchase price relative to the notional amounts of MBS they represent.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Fund in over-the-counter transactions may include an undisclosed dealer markup. Each Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to a Fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare with those of a broad-based securities market index and an additional index. The additional index tracks U.S. agency mortgage-backed securities and is included as a performance benchmark relevant to the Fund’s MBS investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.64% (quarter ended September 30, 2024) and the Fund’s lowest quarterly return was -1.94% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was (3.27)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (11/06/23)
Return Before Taxes	7.84%	6.39%
Return After Taxes on Distributions	5.22%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	4.59%	3.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	7.05%
Bloomberg U.S. Mortgage Backed Securities Index (reflects no deduction for fees, expenses or taxes)	8.58%	7.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Ken Miller, Portfolio Manager of the Adviser, and Jason England, Portfolio Manager of the Adviser, serve as portfolio managers of the Fund. Dr. Berns and Mr. Miller have each served the Fund as a portfolio manager since it commenced operations in November 2023 and Mr. England has served the Fund as a Portfolio Manager since November 2025. Dr. Berns and Messrs. Miller and England are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY MULTI-QIS ALTERNATIVE ETF

Investment Objective: The Simplify Multi-QIS Alternative ETF (the “Fund” or “QIS”) seeks to provide positive absolute returns and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.03%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	1.13%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$358	$621	$1,372

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, primarily through total return swaps, in a diversified portfolio of third-party quantitative investment strategies across equities, interest rates, commodities, and currencies. The swaps provide returns to the Fund that are based on model portfolios generated by the quantitative investment strategies.

Quantitative investment strategies (or “QIS”) are third-party investment strategies that analyze historical quantitative data and use models to identify investments that based on historical results can provide attractive risk adjusted returns. The Adviser evaluates multiple strategies and selects the individual strategies based on multiple qualitative and quantitative considerations, including portfolio diversification, scalability, expected risk adjusted returns and correlation to one another. By using a multi-strategy approach, the Adviser seeks to identify the optimal allocation among 10-20 strategies to achieve positive returns and mitigate asset-class and single-strategy risks. The Adviser evaluates strategies on an ongoing basis and makes adjustments to the strategy allocations when the Adviser believes an alternative strategy would provide better returns.

When the Fund enters into a total return swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of the underlying strategy. Ordinary gains on swaps are generally considered income to the Fund, contribute to the income component of the Fund’s investment objective and are considered absolute positive returns. Other investments that contribute to income include treasuries and income-generating collateral.

The Adviser reduces or eliminates the Fund’s exposure to a strategy if it does not perform as expected or when it believes a different strategy presents a more attractive risk return opportunity. The third-party investment strategies selected by the Adviser are not specifically designed for the Fund but selected by the Adviser based on its evaluation of the strategies.

The Fund may also gain exposure to equity, fixed income, commodity, currency, and volatility markets by investing in other ETFs or individual securities. The equity and fixed income strategies include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization. The fixed income strategies may include high yield (“junk bond”) strategies, and strategies of any duration or maturity. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is when a security experiences periods of unpredictable, and sometimes sharp, price movements.

The Fund also holds cash and invests in cash-like instruments (including affiliated money market ETFs) or high-quality short term fixed income securities as collateral for the swaps.

The Fund gains exposure to certain commodity strategies by investing up to 25% of its net assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity-linked investments in accordance with applicable tax rules and regulations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Derivatives Risk. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Leverage inherent in derivatives will tend to magnify the Fund’s losses if the derivative strategy is ineffective.

●	Total Return Swap Risk. Leverage inherent in derivatives such as total return swaps will tend to magnify the Fund’s losses if the hedge is ineffective or if the reference asset rises in price.

●	Counterparty Risk. The Fund invests in total return swaps and other derivative instruments with counterparties that are privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Leverage Risk. The use of leverage by the Fund will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Commodity Risk. Investments linked to commodity derivatives can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity derivatives may experience large losses. The value of instruments linked to commodity derivatives may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Exchange Risk. Because options held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S companies. These investments may be subject to additional risks, including political and economic risks, less government regulation and supervision of foreign stock exchanges, brokers and listed companies, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed transaction settlement, foreign ownership limits, foreign withholding taxes, difficulties in obtaining legal judgements, repatriation of capital, and less stringent investor protection, disclosure, and accounting standards than those of the U.S. market.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Longer maturity and longer duration bond prices will decline more in response to rising interest rates. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare with those of a broad-based securities market index and an additional index. The additional index represents short-term Treasury bills and is included as a performance benchmark reflecting the cash-equivalent baseline that aligns with the Fund’s quantitative investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 2.04% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -21.45% (quarter ended December 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was (24.70)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (7/10/23)
Return Before Taxes	-36.92%	-16.25%
Return After Taxes on Distributions	-37.50%	-17.15%
Return After Taxes on Distributions and Sale of Fund Shares	-21.70%	-12.13%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.20%
ICE BofA 3 Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; and David Jackson, Vice President of Portfolio Management of the Adviser, serve as the portfolio managers of the Fund. Dr. Berns, and Mr. Jackson have each served the Fund as a portfolio manager since it commenced operations in July 2023. Dr. Berns and Mr. Jackson are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY SHORT TERM TREASURY FUTURES STRATEGY ETF

Investment Objective: The Simplify Short Term Treasury Futures Strategy ETF (the “Fund” or “TUA”) seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.39%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$123	$217	$493

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index (the “Index”) for a calendar quarter, not for any other period. While the Fund is not an index fund, it may invest in some of the constituents of the Index. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. U.S. Treasuries are debt securities issued by the U.S. Department of the Treasury. A futures contract is a financial agreement between two parties to transact an underlying asset at a specified price on a set future date. Under normal circumstances, the Fund invests primarily in futures contracts, call options, and put options on U.S. Treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury with a duration of less than two years; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Adviser will engage in quarterly rebalancing to position the Fund’s portfolio to align exposure to the Index consistent with the Fund’s quarterly investment objective. The impact of changes to the composition and value of the Index each quarter will affect the magnitude of the Fund’s portfolio rebalancing.

The Index is a non-investable index that is part of a series of indices intended to assess U.S. Treasury issued debt. The Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay interest unlike the securities upon which they are based. When short-term borrowing rates are higher than short-term, medium-term, or long-term U.S. Treasury rates, the use of futures will tend to detract from the Fund’s returns.

Quarterly Rebalancing Risk. The quarterly rebalancing of the Fund’s portfolio will cause the Fund to incur transaction costs.

Short-Term Investment Risk. Investors holding shares of the Fund over longer-term periods may be subject to increased risk of loss. The Fund is intended to be used only for short-term investment horizons. An investor in the Fund can lose a substantial portion of his or her investment within a single day. The longer an investor’s holding period in the Fund, the greater the potential for loss.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when buying and selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as the use of options, may cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Underlying Fund Risk. Other investment companies i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks intermediate-maturity U.S. Treasury bonds and is included as a performance benchmark that provides yield curve context for the Fund’s short-term Treasury futures strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 9.10% (quarter ended September 30, 2024) and the Fund’s lowest quarterly return was -9.39% (quarter ended June 30, 2023). The calendar year-to-date total return of the Fund as of September 30, 2026 was (11.34)%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (11/14/22)
Return Before Taxes	7.29%	0.20%
Return After Taxes on Distributions	5.62%	-1.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	-0.61%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	4.95%
ICE US Treasury 7-10 Year Bond Index (reflects no deduction for fees, expenses or taxes)	8.20%	3.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Ken Miller, Portfolio Manager of the Adviser; and Jason England, Portfolio Manager of the Adviser, serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Miller and Mr. England have each served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Miller, and Mr. England are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY TARGET 15 DISTRIBUTION ETF

Investment Objective: The Simplify Target 15 Distribution ETF (the “Fund” or “XV”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver(2)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.76%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.65% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$265	$468	$1,053

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s Adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. Target 15 in the Fund’s name refers to the goal of making monthly distributions at an annualized rate (after fees and expenses) of 15%. This goal is merely aspirational as the Fund is not a managed distribution fund that will meet a distribution target regardless of Fund returns. The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Return of capital represents a return of a portion of a Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on equity ETFs and equity indexes that are representative of major equity market sectors: (i) large capitalization stocks, (ii) domestic and international nonfinancial stocks, and (iii) small capitalization stocks. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity indexes and equity ETFs holding stocks of any market capitalization. The Adviser focuses on indexes that are representative of major equity market sectors described above and index-based domestically-traded ETFs linked to those indexes. The Adviser anticipates focusing on using three ETFs that are representative of major equity market sectors, large capitalization stocks, domestic and international nonfinancial stocks, and small capitalization stocks as represented by: (1) SPDR® S&P 500® ETF Trust (“SPY”), (2) Invesco QQQ Trust℠, Series 1 (“QQQ”), and (3) iShares® Russell 2000 ETF (“IWM”), respectively. However, with notice to shareholders, other major equity market sectors, as represented by indexes or ETFs may be used if they offer higher returns.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser uses a proprietary selection process that focuses on (i) allocation among option sub-strategies that are, in total, expected to produce at least 15% annual returns; and (ii) option strike prices and maturities consistent with the 15% return goal. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund, index price levels, and ETF prices will change over time, the Fund’s option portfolio will have multiple maturities and strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve the 15% return goal, if the Worst of Three Barrier Put Spread Sub-Strategy is insufficient to reach this goal. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level (e.g. 25% loss). However, barriers will likely range from 10% to 30%. For an outcome period for a particular spread, the Fund establishes a barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount (e.g. 25%) or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset, such as an index or index-representative ETF (“RA”); however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. For example, a specific barrier might be set at a level such that investors are not expected to experience losses against the first 25% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 25% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy, for a specific barrier put spread, is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options is such that, for a specific barrier put spread, if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over a outcome period exceed the barrier (in this example, 25%) but are less than 26%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 26%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 26%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of the RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 26%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 25 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -25% of RA. If, for a specific barrier put spread, RA losses exceed the barrier, but by an amount less than or equal to 27%, the Fund will experience the below losses over an outcome period:

Example Outcome Period Initial and Full Breach Losses Profile

SPY Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-25.00%	0.00%	0.00%	0.00%
-25.25%	-6.25%	-0.25%	-6.50%
-25.50%	-12.50%	-0.50%	-13.00%
-25.75%	-18.75%	-0.75%	-19.50%
-26.00%	-25.00%	-1.00%	-26.00%
-27.00%	-25.00%	-2.00%	-27.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 26%. Full Breach Losses, for a specific barrier put spread, are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period. As shown in the table above, for a specific barrier put spread, if RA’s loss has exceeded 26%, the Fund’s put spread options will produce a loss of 25% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, on a specific “worst of” barrier spread, the predetermined performance level (e.g. 25%) is measured against the worst performing of the reference assets over an outcome period. However, barriers will likely range from 10% to 30%. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of Shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities linked to options held or written by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. Barrier put spread writing exposes the Fund to sudden and significant losses if the barrier is breached. This risk is amplified in a “worst of” put spread strategy because one of the reference assets may significantly underperform the others.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Forward Contract Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund are possible lack of a liquid secondary market and the possibility that the counterparty will default.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Distribution Policy Risk. The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.

●	Tax Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

Small and Medium Capitalization Risk. The Fund is indirectly exposed to small and medium capitalization companies through its option spread strategies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Large Capitalization Companies Risk. The Fund is indirectly exposed to large capitalization companies through its option spread strategies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Fixed Income Securities Risk. The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

U.S. Treasury and Agency Market Risk. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. Typically, U.S. agency obligations are not backed by the full faith and credit of the U.S. Treasury.

Underlying Fund Risk. Other investment companies, i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Jeff Schwarte, Chief Equity Strategist of the Adviser; Christopher Chua, Portfolio Manager of the Adviser; and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in 2025, Mr. Schwarte has served the Fund as a portfolio manager since October 2025, and Messrs. Chua and Freire Bauzano have served the Fund as portfolio managers since November 2025. Dr. Berns and Messrs. Schwarte, Chua and Freire Bauzano are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a Creation Unit). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY TREASURY OPTION INCOME ETF

Investment Objective: The Simplify Treasury Option Income ETF (the “Fund” or “BUCK”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver(2)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.38%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.25% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$144	$259	$594

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the aggregate value of the portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities and ETFs that invest at least 80% of their assets in U.S. Treasury securities. The Adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option strategy. The Fund’s investment strategy seeks to produce income that is reflective of current short term interest rates without large swings in the Fund’s net asset value per share. However, the Fund is not a money market fund and is not intended to have an unchanging net asset value per share.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Treasury securities such as bills, notes, and bonds, and U.S. Treasury Inflation-Protected Securities (“TIPS”) and fixed income ETFs that invest primarily in U.S. Treasuries. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund targets an average securities portfolio duration of one year or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Strategy

To generate additional income, the Fund employs an exchange-traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs, exchange traded products (“ETPs”), and fixed income futures. The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the Bloomberg US Aggregate Bond Index. The Adviser selects fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Below investment grade debt (commonly known as junk bonds) is subject to heighted credit risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies, i.e. ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and two additional indices. The Bloomberg 1-3 Month U.S. Treasury Bill Index represents short-duration Treasury bills and is included as a performance benchmark that reflects the cash-like baseline aligned with the Fund’s option-income profile. The ICE BofA 3 Month US Treasury Bill Index tracks short-term Treasury bills and is included as a performance benchmark providing a risk-free reference point for the Fund’s Treasury option income strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.31% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -2.11% (quarter ended June 30, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was 2.37%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (10/27/22)
Return Before Taxes	4.32%	5.29%
Return After Taxes on Distributions	1.17%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	2.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.22%
Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.20%	4.86%
ICE BofA 3 Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Shailesh Gupta, Portfolio Manager and Head of Trading for the Adviser; and Jason England, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Gupta has served the Fund as a portfolio manager since November 2023. Mr. England has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Gupta, and Mr. England are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY US EQUITY PLUS BITCOIN STRATEGY ETF

Investment Objective: The Simplify US Equity PLUS Bitcoin Strategy ETF (the “Fund” or “SPBC”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies: The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), and exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, swaps, or other derivative instruments (“Bitcoin ETFs”). The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

US Equity Strategy

The Fund invests in equity securities of U.S. companies through (i) exchange-traded futures contracts, (ii) equity securities of U.S. companies, and (iii) ETFs that primarily invest in the equity securities of U.S. companies. The Fund defines equity securities as common stock, preferred stock, or futures on common or preferred stock. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S., or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization.

The Adviser believes that, based upon its historical research, a base allocation to equities will make a significant contribution to long-term capital appreciation, while providing dividend income to help offset Fund operating expenses. The Adviser evaluates expected return, expenses, management, and leveraging effects when initially choosing between specific stocks, ETFs, and futures and evaluates allocations among these instruments on an ongoing basis to determine whether any adjustments to the allocations would provide better expected returns. The Adviser does not frequently trade US equities but seeks to maintain consistent exposure to the US equity market.

Bitcoin Strategy

The Fund targets a 10% of total assets allocation to Bitcoin ETPs and Bitcoin ETFs. The Fund generally rebalances this allocation quarterly, but will rebalance more frequently to ensure the allocation does not exceed 25% of its total assets. Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in derivatives linked to Bitcoin to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs (including affiliated Bitcoin ETFs) that it believes offer sufficient liquidity and relatively low expenses.

Description of Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Fund will not invest directly in Bitcoin, Bitcoin futures, or other crypto assets. The Fund is not expected to track the price movements of crypto assets.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Bitcoin Risk. The value of the Fund’s investment in Bitcoin ETPs and Bitcoin ETFs are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin ETPs and Bitcoin ETFs may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETFs that reference the price of Bitcoin. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures contracts, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETF.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs and Bitcoin futures contracts held by the Bitcoin ETFs. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, and the Bitcoin futures contracts held by the Bitcoin ETFs.

The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs and Bitcoin ETFs.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin ETPs, Bitcoin ETFs, and the Fund.

Bitcoin Tax Risk. The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from Bitcoin ETPs in which the Fund invests is not treated as qualifying income, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETPs are not sold by the Fund and therefore, no income is generated for the Fund. To the extent the IRS disagrees with the Fund’s view regarding the use of the in-kind creation and redemptions to avoid recognition of non-qualifying income from Bitcoin ETPs, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Authorized Participant Risk” below for additional risks regarding APs.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Affiliated ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated Bitcoin ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated Bitcoin ETF. The Adviser will receive more revenue to the extent it selects an affiliated Bitcoin ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs or ETPs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participant (“Authorized Participant”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund invests in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such funds will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs and Bitcoin ETFs are intended to reflect the price of Bitcoin, less fees and expenses. The price of a Bitcoin ETP or Bitcoin ETF may go down even if the price of the underlying asset, Bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.38% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -22.63% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was 12.68%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (5/24/21)
Return Before Taxes	16.47%	15.70%
Return After Taxes on Distributions	16.04%	14.85%
Return After Taxes on Distributions and Sale of Fund Shares	9.73%	12.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of Adviser, and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020 and Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY US EQUITY PLUS CONVEXITY ETF

Investment Objective: The Simplify US Equity PLUS Convexity ETF (the “Fund” or “SPYC”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying a convexity option overlay strategy to the equity investments.

U.S. Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, primarily by purchasing exchange-traded funds (“ETFs”). The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market. The Fund also may invest in equity securities of U.S. companies through exchange-traded futures contracts.

Convexity Option Overlay Strategy

Up to twenty percent of the Fund’s net assets will be subject to the Fund’s convexity option overlay. The option overlay strategy includes purchasing exchange-traded and over-the-counter (“OTC”) put and call options on the S&P 500 Index or an S&P 500 Index ETF. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The option overlay is a strategic, persistent exposure meant to hedge against market moves and to add convexity to the Fund. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

If the Adviser determines that purchasing options is not a cost-effective way to implement the overlay strategy, it may employ options spreads. For example, in a call option spread intended to acquire convexity, the Fund purchases a call option while writing a call option that is further out of the money to partially offset the cost of the purchased option. To generate additional income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange traded products (“ETPs”). In these income-seeking option spreads, the Fund writes a call or put option while purchasing a call or put option that is further out of the money to partially offset the risk of the cost of the written option.

“Convexity” in the Fund’s name is a reference to the mathematical term convexity. The Fund’s returns are intended to possess convexity because the relationship between the Fund’s returns and market returns is not designed to be linear. That is, if market returns go up and down in a linear fashion, the Fund’s returns are expected to rise faster than the market in positive markets; while declining less than the market in negative markets. The value of the Fund’s call options is expected to rise in proportion to the rise in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated. The value of the Fund’s call options may rise faster than the market if the Adviser successfully selects options that appreciate in value. Otherwise stated, the term “convexity” in the Fund’s name refers to the intended non-linear nature between the Fund’s and the market returns; it does not refer to the concept of “bond convexity,” which is a measure of the non-linear relationship between bond duration and changes in interest rates.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

Commodity Risk. Investments linked to commodity derivatives can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity derivatives may experience large losses. The value of instruments linked to commodity derivatives may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity.

Currency Risk. The Fund holds investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Risk. When the Fund invests in fixed income linked options, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Call spreads will limit the Fund’s participation in significant market gains.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.80% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -16.24% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was 7.43%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	5 Years	Since Inception (9/3/20)
Return Before Taxes	15.52%	13.65%	11.95%
Return After Taxes on Distributions	15.07%	10.73%	11.48%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	9.87%	9.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Emilio Freire Bauzano, Portfolio Manager of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Mr. Freire Bauzano has served the Fund as a portfolio manager since October 2025. Dr. Berns, Mr. Freire Bauzano and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY US EQUITY PLUS DOWNSIDE CONVEXITY ETF

Investment Objective: The Simplify US Equity PLUS Downside Convexity ETF (the “Fund” or “SPD”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying a downside convexity option overlay strategy to the equity investments.

U.S. Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, primarily by purchasing exchange-traded funds (“ETFs”). The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market. The Fund also may invest in equity securities of U.S. companies through exchange-traded futures contracts.

Downside Convexity Option Overlay Strategy

Up to twenty percent of the Fund’s net assets will be subject to the Fund’s downside convexity option overlay. The downside convexity option overlay strategy includes purchasing exchange-traded and over-the-counter (“OTC”) put options on the S&P 500 Index or an S&P 500 Index ETF. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The downside convexity option overlay is a strategic, persistent exposure meant to hedge against market moves and is intended to add convexity to the Fund. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the downside convexity option overlay is intended to protect the Fund from losses, there is no guarantee that it will be able to protect the Fund from losses.

If the Adviser determines that purchasing put options is not a cost-effective way to implement the overlay strategy, it may employ option spreads. In a put option spread intended to acquire convexity, the Fund purchases a put option while writing a put option that is further out of the money to partially offset the cost of the purchased option. To generate additional income, the Fund employs an exchange-traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange traded products (“ETPs”). In these income-seeking option spreads, the Fund writes a call or put option while purchasing a call or put option that is further out of the money to partially offset the risk of the cost of the written option.

“Convexity” in the Fund’s name is a reference to the mathematical term convexity. The Fund’s losses, if any, are anticipated to show convexity because the relationship between the Fund’s and market declines is not designed to be linear. That is, if markets decline in a linear fashion, the Fund’s returns are expected to decline slower than the market. Otherwise stated, the term “convexity” in the Fund’s name refers to the intended non-linear nature between the Fund’s and the market returns; it does not refer to the concept of “bond convexity,” which is a measure of the non-linear relationship between bond duration and changes in interest rates.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

Commodity Risk. Investments linked to commodity derivatives can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity derivatives may experience large losses. The value of instruments linked to commodity derivatives may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity.

Currency Risk. The Fund holds investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Risk. When the Fund invests in fixed income linked options, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Put spreads provide only limited protection when there are significant market declines.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.80% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -14.61% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was 6.92%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	5 Years	Since Inception (9/3/20)
Return Before Taxes	18.57%	9.31%	10.29%
Return After Taxes on Distributions	18.07%	8.81%	9.79%
Return After Taxes on Distributions and Sale of Fund Shares	10.97%	7.14%	7.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Emilio Freire Bauzano, Portfolio Manager of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Mr. Freire Bauzano has served the Fund as a portfolio manager since October 2025. Dr. Berns, Mr. Freire Bauzano and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities, but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – Simplify US Equity PLUS Managed Futures Strategy ETF

Investment Objective: The Simplify US Equity PLUS Managed Futures Strategy ETF (the “Fund” or “CTAP”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.13%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$167

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period December 8, 2025 (commencement of operations) through June 30, 2026, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s Adviser seeks to achieve the Fund’s investment objective by employing two principal strategies:

US Equity Strategy

The US Equity Strategy is designed to capture long-term returns by investing in (i) US equity securities of large capitalization companies, (ii) ETFs that are representative of US large capitalization companies, and (iii) futures contracts on equity indexes the Adviser believes will provide exposure to US large capitalization companies. The Fund defines US companies as those organized in the US; or having a class of securities whose principal securities market is in the US; or deriving at least 50% of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining at least 50% of employees, assets, investments, operations, or other business activity in the US. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of purchase. The Adviser allocates assets between or among the various types of equity instruments based on its view of which will be the most economically efficient means to capture long-term returns. The Adviser selects ETFs based upon relative expenses, manager tenure, and liquidity. The Adviser sells an ETF to rebalance strategy allocations or when a more-attractive ETF becomes available.

Managed Futures Strategy

The Managed Futures Strategy is designed to capture long-term returns by selecting long and short futures positions among exchange-traded futures on: (i) currencies, (ii) interest rates, (iii) equities, and (iv) commodities. The Fund primarily executes the Managed Futures Strategy indirectly by investing in a total return swap on the Simplify Managed Futures Strategy ETF (“CTA”), which is a US domiciled exchange-traded fund managed by the Adviser. When the Fund enters into a total return swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of CTA. CTA attempts to capture the economic benefit derived from price trends based on the price changes of futures contracts. CTA will generally be positioned long if a futures contract is experiencing a positive price trend; and positioned short if a futures contract is experiencing a negative price trend. This positioning is based on both (i) a comparison of the recent price returns of each futures contract, and (ii) models that analyze measures of relative and absolute momentum signals (prices trending higher or lower over various look-back periods). The Fund may also execute the Managed Futures Strategy directly through futures contracts, or indirectly through total returns swaps linked to other futures-based funds.

The Fund uses derivatives to overlay the Managed Futures Strategy on top of the US Equity Strategy such that for each one dollar invested, the Fund has one dollar of US equity exposure and one dollar of CTA futures exposure. In other words, for each dollar invested, an investor will have the approximate expected returns of one dollar of equities as well as the expected returns of one dollar of CTA. The Adviser expects to be fully invested in each strategy. The Fund may substitute other forms of futures exposure but expects the economic exposure to be the same as one dollar of CTA futures exposure.

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US companies and futures. For purposes of the 80% test, the Fund includes (i) equity securities of common stock, preferred stock, ETFs that primarily invest in the same, and futures on US equity indexes; (ii) US companies consistent with the definition provided above; and (iii) futures on currencies, interest rates, equities, and commodities, as well as ETFs that invest in futures strategies and total return swaps linked to the same.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Fund is required to post collateral to assure its performance to the swap counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks the Fund bears directly and indirectly with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

○	Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Total Return Swap Risk. Leverage inherent in total return swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

○	Currency Futures Risk. Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

○	Interest Rate Futures Risk. Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

○	Equity Futures Risk. Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

○	Commodity Futures Risk

●	Energy Futures Risk. Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

●	Metals Futures Risk. Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

●	Agriculture Futures Risk. Investing in the agriculture commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Agriculture prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, which are similar to the risks of the Fund. The Adviser is subject to an indirect conflict of interest in allocating the Fund’s assets to a swap linked to CTA, as CTA is an affiliated fund that may underperform other futures-based funds.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Each have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY US EQUITY INCOME ETF (formerly, Simplify US Equity PLUS Upside Convexity ETF)

Investment Objective: The Simplify US Equity Income ETF (the “Fund” or “SPUC”) seeks to generate monthly income in a tax efficient manner with the potential for capital appreciation in rising equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying an option overlay strategy to the equity investments.

U.S. Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies. The Fund defines equity securities as common stock, preferred stock, options on common or preferred stock, exchange-traded funds (“ETFs”) that have an 80% investment policy to invest among the preceding, options on these ETFs, and options on an equity index. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S., or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization. The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market.

Option Overlay Strategy

The option overlay strategy includes purchasing and selling exchange-traded and over-the-counter (“OTC”) options on equity indices or one or more equity index ETFs. The options strategy may consist of a mix of written (sold) options and long (bought) options. A call option gives the owner the right, but not the obligation, to buy a stock or other reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell a stock or other reference asset at a specified price (strike price) within a specific time period.

The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, or annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders.

The Adviser may employ options spreads to manage risk. In these income-seeking option spreads, the Fund writes a call or put option while purchasing a call or put option that is further out of the money to partially offset the risk of the written option.

In addition to the use of options described above, the Fund may use future contracts (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time), primarily on one or more U.S. equity indexes, to hedge a portion of the Fund’s equity risk as well as to lock in (monetize) options gains if it is more economically efficient than closing out an option position or if the Fund is unable to purchase or write the options necessary for its overlay strategy.

The Fund seeks to generate monthly income from the dividends received from the Fund’s equity holdings and any premiums earned from writing options. The Fund’s strategy attempts to provide tax efficiency through a variety of techniques. Index options may receive favorable tax treatment under Internal Revenue Code rules as “Section 1256 Contracts”, whose gains are treated as 60% long term and 40% short term, regardless of how long the contracts were held. In addition, the Fund may seek to take advantage of tax-loss harvesting opportunities on the options strategy and/or the equity positions. This can be accomplished by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Call spreads will limit the Fund’s participation in significant market gains.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 18.68% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -17.79% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2026 was 11.50%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	5 Years	Since Inception (9/3/20)
Return Before Taxes	22.58%	14.58%	15.44%
Return After Taxes on Distributions	19.47%	13.57%	14.41%
Return After Taxes on Distributions and Sale of Fund Shares	14.00%	11.36%	12.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Shailesh Gupta, Chief Investment Officer of Structural Alpha for the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020. Mr. Gupta has served the Fund as a portfolio manager since March 2025. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Gupta, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – SIMPLIFY VOLATILITY PREMIUM ETF

Investment Objective: The Simplify Volatility Premium ETF (the “Fund” or “SVOL”) seeks to provide investment results, before fees and expenses, that correspond to approximately one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while also seeking to mitigate extreme volatility.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.19%
Acquired Fund Fees and Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.78%

(1)	Other Expenses include interest expenses of 0.11%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks daily investment results, before fees and expenses, that correspond to approximately one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index (the “Index”) for a single day, not for any other period. In pursuing its investment objective, the Fund primarily purchases or sells futures contracts, call options, and put options on VIX futures. The Fund may also pursue its objective by investing in other ETFs, including affiliated ETFs. The Fund holds cash, cash-like instruments or high-quality fixed income securities (collectively, “Collateral”). The Collateral may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; (4) collateralized repurchase agreements; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Fund seeks to engage in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. The Fund also applies an option overlay strategy in seeking to mitigate against extreme volatility.

Option Overlay Strategy

Up to twenty percent of the Fund’s net assets will be subject to the Fund’s option overlay to mitigate against extreme volatility. Volatility is when a security experiences periods of unpredictable, and sometimes sharp, price movements. The option overlay strategy consists of purchasing exchange-traded and over-the-counter (“OTC”) put and call options on the Index or Index-linked exchange traded products. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The option overlay is a strategic, persistent exposure meant to hedge against market moves and to add convexity to the Fund. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund’s returns are intended to possess convexity because the relationship between the Fund’s returns and market returns is not designed to be linear. That is, if market returns go up and down in a linear fashion, the Fund’s returns are expected to rise faster than the market in positive markets; while declining less than the market in negative markets. The value of the Fund’s call options is expected to rise in proportion to the rise in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated. The value of the Fund’s call options is expected to rise faster than the market if the Adviser successfully selects options that appreciate in value. The value of the Fund’s put options are expected to decrease in proportion to the decrease in the value of the underlying assets, but the amount by which the Fund’s put options decrease in value depends on how far the market has moved since from the time the position was initiated.

The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period. These differences can be significant. Daily compounding of the investment return of the Fund can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on the Fund’s performance and the volatility of the Index may be at least as important to the returns of the Fund as the return of the Index. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. (Eastern Time).

The Index is a non-investable index that measures the implied volatility of the S&P 500. For these purposes, “implied volatility” is a measure of the expected volatility (i.e., the rate and magnitude of variations in performance) of the S&P 500 over the next 30 days. The Index does not represent the actual volatility of the S&P 500. The Index is calculated based on the prices of a constantly changing portfolio of S&P 500 put and call options.

The Fund may engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with its daily investment objective (-0.2x to -0.3x). The impact of changes to the value of the Index each day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the level of the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, inverse exposure may need to be decreased. Conversely, if the level of the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, inverse exposure may need to be increased. The time and manner in which the Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Adviser.

The Fund invests in certain futures markets (such as VIX futures) indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled subsidiary. These investments are designed to enhance the ability of the Fund to obtain exposure to the futures market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The returns from the investments in the Fund’s subsidiary are income to the Fund and the shareholders. Unlike the Fund, the Subsidiary may invest without limitation indirectly in certain futures-linked derivatives investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

VIX Futures Risk. VIX futures contracts can be highly volatile and the Fund may experience sudden and large losses when buying, selling or holding such instruments; you can lose all or a portion of your investment within a single day. Investments linked to equity market volatility, including VIX futures contracts, can be highly volatile and may experience sudden, large and unexpected losses. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX. As a result, the behaviour of a VIX futures contract may be different from a traditional futures contract whose settlement price is based on a specific tradable asset and may differ from an investor’s expectations. The market for VIX futures contracts may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics), changes in interest rates or inflation rates. High volatility may have an adverse impact on the performance of the Fund. An investor in any of the Fund could potentially lose the full principal of his or her investment within a single day.

Daily Rebalancing Risk. The daily rebalancing of the futures contracts underlying the Index may impact trading in such futures contracts. For example, such trading may cause futures commission merchants to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume of the underlying futures contracts and may adversely affect the market price of such underlying futures contracts and in turn the level of the Index.

Short-Term Investment Risk. Investors holding shares of the Fund over longer-term periods may be subject to increased risk of loss. The Fund is intended to be used only for short-term investment horizons. An investor in the Fund can lose all or a substantial portion of his or her investment within a single day. The longer an investor’s holding period in the Fund, the greater the potential for loss.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s overlay strategy will not fully protect the Fund from declines in the market.

Affiliated ETF Conflict of Interest Risk. Because the Fund may invest in affiliated ETFs, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to an affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Borrowing Risk. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Compounding Risk. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Inverse Correlation Risk. Investors will lose money when the Index rises a result that is the opposite from traditional funds.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). The performance of the Fund is based in part on the prices of one or more of the VIX Futures in which the Fund invests. Each of the equity securities held by the Fund and the VIX Futures are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and VIX Futures and, consequently, the value and the market price of the Fund’s Shares.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 10.09% (quarter ended June 30, 2023) and the Fund’s lowest quarterly return was -9.21% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was 8.04%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (5/12/21)
Return Before Taxes	2.51%	8.74%
Return After Taxes on Distributions	-5.17%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	4.08%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	17.88%	13.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Shailesh Gupta, Portfolio Manager and Head of Trading for the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Gupta have each served the Fund as a portfolio manager since it commenced operations in May 2021. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Gupta, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of NYSE Arca, Inc. Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Fund	Investment Objective
AGGH	maximum total return
SBAR	provide monthly income
MAXI	income and capital appreciation
RFIX	hedge interest rate movements arising from falling long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income
CAS	capital appreciation and income
CCOM	capital appreciation
HARD	long-term capital appreciation
FOXY	long term capital appreciation
SDMF	long-term capital appreciation
HIGH	provide monthly income
YGLD	income and capital appreciation
SBIL	current income as is consistent with liquidity and stability of principal
PINK	long-term capital appreciation
HEQT	long-term capital appreciation
CDX	maximize total return
PFIX	hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income
TYA	total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis.
CTA	long-term capital appreciation
MTBA	maximize total return
QIS	positive absolute returns and income
TUA	provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis
XV	provide monthly income
BUCK	provide monthly income
SPBC	long-term capital appreciation
SPYC	long-term capital appreciation
SPD	long-term capital appreciation
CTAP	long-term capital appreciation
SPUC	generate monthly income in a tax efficient manner with the potential for capital appreciation in rising equity markets.
SVOL	investment results before fees and expenses, that correspond to approximately one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while also seeking to mitigate extreme volatility

Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders. A Fund’s 80% investment policy may be changed by the Board without shareholder approval upon at least 60 days’ written notice to the Fund’s shareholders.

Principal Investment Strategies:

Simplify Aggregate Bond ETF

The Adviser seeks to achieve the Fund’s investment objective by investing in investment grade bonds primarily by purchasing exchange traded funds and applying derivative overlays intended to hedge risk or generate income.

Bond Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. investment grade bonds primarily by purchasing exchange traded funds (“ETFs”).

The Fund pursues its strategy primarily by purchasing ETFs that invest principally in the U.S. investment grade bonds of the U.S. government, corporate issues, and MBS. However, the Fund invests without restriction as to the credit quality, maturity, or duration of an individual security. The Adviser does not frequently trade securities but seeks to maintain consistent exposure to such companies through its investments in ETFs. The Adviser determines which ETFs to purchase based on factors such as price, liquidity, and track record. The Adviser selects ETFs that are representative of an asset class (e.g., invests primarily in investment grade corporate bonds) and have a minimum five-year track record and adequate trading volume relative to the Fund’s size. The Adviser considers trading volume adequate if it can buy and sell an ETF in a desired quantity without materially affecting its price.

The underlying ETFs that the Fund will invest in may target bonds with different maturities, durations, and quality requirements in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. When the bond reaches maturity, the Fund is repaid its par, or face value. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion. For instance, a “AAA” high-grade rated bond offers more security and lower profit potential (lower yield) than a “B-” rated speculative bond.

The Fund also may invest directly in U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund also may invest in MBS directly on a when-issued basis (commonly referred to as “To Be Announced” or “TBA”).

Derivatives Overlay-Generally

In total, the Fund may invest up to 20% of the Fund’s portfolio in derivatives (measured by purchase price in the case of options or collateral pledged in the case of other derivatives). The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. Derivatives may be exchange-traded or over-the-counter (“OTC”); index-based or linked to a specific security. The Adviser selects derivatives based upon its evaluation of relative value based on expected hedging effectiveness, cost; and in the case of options, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid). The Adviser will exercise or close the options based typically on maturity. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period. Futures contracts allow the buyer or seller to purchase or sell an asset at a future date. The Fund will invest in total return swaps that use investment grade or high yield debt instruments or investment grade or high yield indexes as reference assets and equity indexes or ETFs.

The Fund executes a portion of its derivatives overlay strategy indirectly by investing in a wholly-owned subsidiary. The Fund gains exposure to certain investments related to this strategy by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to certain derivatives in accordance with applicable tax rules and regulations.

Derivatives Overlay-Hedge Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. The Adviser uses long and short positions in futures, options, and swaps linked to equities, fixed income securities, volatility indices, commodities, and currencies to manage risk. When the Adviser believes interest rates will be rising in general, or within a sector, it will hedge primarily by initiating short positions in interest rate-related futures, swaps, and or options. When the Adviser believes credit risk will be increasing, it will hedge primarily by receiving protection through a credit default swap or a total return swap that uses investment grade or high yield debt instruments or investment grade or high yield index as the reference asset. However, when the Adviser believes a short-term opportunity for a more-effective hedge is available, it may also use derivatives linked to equities, volatility indices, commodities (i.e., gold and oil), and currencies to manage interest rate and credit risk. The Adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

Derivatives Overlay-Income Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to generate additional income. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. When the Adviser believes a put or call option presents insignificant risk, the Fund will write put and or call options with the expectation that they will expire worthless. As an alternative, when the Adviser believes an option is not likely to expire worthless it may use put and call spreads. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a call option that is further out of the money to partially offset the risk of the written option. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a put option that is further out of the money to partially offset the risk of the written option. The Adviser may also use a combination of derivatives and cash equivalents as a substitute for a bond ETF when it generates more income. The Adviser may also engage in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. When the Fund earns more on its additional investments than the interest cost related to the reverse repurchase agreement, it generates additional income.

Simplify Barrier Income ETF

The Fund is an actively managed ETF. The Adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. Barrier in the Fund’s name refers to the Fund’s out-of-the-money barrier put spread strategies. An out-of-the-money put option has a strike price below the current price of the reference asset.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on equity ETFs and equity indexes that are representative of major equity market sectors: (i) large capitalization stocks, (ii) domestic and international nonfinancial stocks, and (iii) small capitalization stocks. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity indexes and equity ETFs holding stocks of any market capitalization. The Adviser focuses on indexes that are representative of major equity market sectors described above and index-based domestically-traded ETFs linked to those indexes. The Fund’s adviser anticipates focusing on using three ETFs that are representative of major equity market sectors, large capitalization stocks, domestic and international nonfinancial stocks, and small capitalization stocks as represented by: (1) SPDR® S&P 500® ETF Trust (“SPY”), (2) Invesco QQQ Trust℠, Series 1 (“QQQ”), and (3) iShares® Russell 2000 ETF (“IWM”), respectively. However, with notice to shareholders, other major equity market sectors, as represented by indexes or ETFs may be used if they offer higher returns.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund, index price levels, and ETF prices will change over time, the Fund’s option portfolio will have multiple maturities and dollar strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve higher returns, as market conditions dictate. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level of a 30% loss. For an outcome period for a particular spread, the Fund establishes a 30% barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount of 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset, such as am index or index-representative ETF (“RA”); however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. A specific barrier is set at a level such that investors are not expected to experience losses against the first 30% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 30% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy, for a specific barrier put spread, is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options is such that, for a specific barrier put spread, if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over an outcome period exceed the barrier (in this example, 30%) but are less than 31%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 31%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 31%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 31%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 30 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -30% of RA. If, for a specific barrier put spread, RA losses exceed the barrier, but by an amount less than or equal to 32%, the Fund will experience the below losses over an outcome period:

Example Outcome Period Initial and Full Breach Losses Profile

SPY Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-30.00%	0.00%	0.00%	0.00%
-30.25%	-7.50%	-0.25%	-7.25%
-30.50%	-15.00%	-0.50%	-15.50%
-30.75%	-22.50%	-0.75%	-23.25%
-31.00%	-30.00%	-1.00%	-31.00%
-32.00%	-30.00%	-2.00%	-32.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 31%. Full Breach Losses are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period. As shown in the table above, for a specific barrier put spread, if RA’s loss has exceeded 31%, the Fund’s put spread options will produce a loss of 30% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, for a specific barrier put spread, the predetermined performance level of 30% is measured against the worst performing of the reference assets over an outcome period. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants.

The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Simplify Bitcoin Strategy ETF

The Fund is an actively managed exchange-traded fund (an “ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that together have economic characteristics substantially similar to an investment in Bitcoin. The Fund’s Adviser seeks to achieve the Fund’s investment objective by using two primary strategies: (1) a Bitcoin strategy, and (2) an income strategy. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval.

The Fund does not invest in Bitcoin directly.

Bitcoin Strategy

The Adviser seeks capital gains through a Bitcoin strategy. Under normal market conditions, the Adviser selects investments in Bitcoin related instruments so that the total value of economic Bitcoin exposure is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish Bitcoin exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases Bitcoin exposure based on the direction of the trends. The Bitcoin related instruments in which the Fund invests are Bitcoin futures, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, or other derivative instruments (“Bitcoin ETFs”), and options and swaps linked to Bitcoin ETFs and Bitcoin ETPs as well as swaps and options on Bitcoin. The Adviser selects the instrument or instruments it believes presents the most economically efficient means to capture Bitcoin returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Bitcoin Futures and Swaps

Bitcoin futures are intended to track, although not lockstep, the price of Bitcoin. The Fund only invests in standardized, cash-settled Bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission. As of the date of this prospectus, only regulated U.S. exchanges have such contracts. The value of Bitcoin futures is determined by reference to the underlying reference asset (the spot price of Bitcoin as measured by the relevant futures exchange, which is based on a survey of major spot Bitcoin exchanges). The Adviser invests primarily in front-month Bitcoin futures. Front month Bitcoin futures contracts are those contracts with the shortest time to maturity.

The Fund may also gain exposure to Bitcoin by entering into swap agreements that use Bitcoin, a Bitcoin ETF or Bitcoin ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Bitcoin ETF and/or Bitcoin ETP, multiple Bitcoin ETPs and/or Bitcoin ETFs, or solely to Bitcoin. The particular Bitcoin ETF or Bitcoin ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Bitcoin ETFs and Bitcoin ETPs.

Bitcoin ETPs and Bitcoin ETFs

Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in Bitcoin futures, options, swaps, or other derivative instruments to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Bitcoin, Bitcoin Futures, Bitcoin ETFs and Bitcoin ETPs

In effectuating the Fund’s Bitcoin strategy, the Fund may purchase call options contracts that utilize Bitcoin, Bitcoin futures, a Bitcoin ETF or Bitcoin ETP as the reference asset. To implement the Bitcoin options strategy, the Fund invests in over-the-counter options on Bitcoin and traditional exchange-traded options on Bitcoin futures, Bitcoin ETFs, Bitcoin ETPs, or an index of Bitcoin ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Bitcoin ETF or Bitcoin ETP as the reference asset. The Fund will close out over-the-counter options on Bitcoin prior to expiration so that it does not take delivery of Bitcoin. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Sub-Strategy

The Adviser seeks additional capital gains through an option sub-strategy with up to 20% of Fund assets. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to Bitcoin. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to Bitcoin by writing put options and buying call options on Bitcoin-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the Adviser expects the price of Bitcoin to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is similar to being long the Bitcoin-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put. The graph below provides a view of profit/loss outcomes.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it invests more than 25% of its net assets in investments that provide exposure to Bitcoin and/or Bitcoin futures contracts.

Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

Income Strategy

To the extent Fund assets are not consumed by the Bitcoin Strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments: U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), and fixed-income ETFs that invest primarily in U.S. Treasury securities. A portion of these securities serve as collateral for the Fund’s futures, options, and swap positions.

Additionally, the Fund increases its income producing portfolio through leverage by entering into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price. Reverse repurchase agreements are used by the Fund as an indirect means of borrowing. The Adviser may invest in an affiliated money market ETF to manage liquidity or to pledge as collateral for derivatives.

Subsidiary

The Fund executes a portion of its Bitcoin strategy indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled subsidiary, the Simplify Bitcoin Strategy PLUS Income Cayman Fund (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain indirect exposure to the Bitcoin market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund expects to gain exposure to Bitcoin futures, Bitcoin swaps, Bitcoin ETP swaps, options on Bitcoin, Bitcoin futures, Bitcoin ETPs, or an index of Bitcoin ETPs through the Subsidiary. The Fund does not control any other entity. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may invest without limitation indirectly in Bitcoin-related investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives; and also complies with the provisions of the Investment Company Act of 1940 in Section 15 (regarding investment advisory contract approvals).

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Simplify Bond Bull ETF

The Fund is an actively managed ETF. The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets between:

●	interest rate related derivatives and

●	interest income producing debt instruments.

The Adviser expects to allocate assets among derivatives and debt instruments, depending upon market conditions. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities and instruments that provide investment exposure to such debt securities, including derivatives such as swaptions, options and futures. Debt securities include U.S. Treasury securities, TIPS, exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds.

Generally, the Fund’s strategy may be appropriate for investors who are seeking to hedge against falling interest rates. The Fund is designed investors with debt portfolios who may wish to hedge some of the risk of falling interest rates.

The Adviser seeks to achieve the interest rate hedging aspect of the Fund’s investment objective by investing long in swaptions, interest rate options, and Treasury futures. Consequently, the Fund’s portfolio will be highly sensitive to changes in interest rates. A swaption is an option to enter into a swap contract. The Fund may purchase receiver swaptions that give the Fund the option to enter into fixed interest rate swaps upon expiration of the swaption. These instruments have positive price sensitivity to falling interest rates. Similar to bond prices which typically rise when interest rates fall, it is expected that the Fund will benefit from swaption value increases, providing a hedge against the falling interest rate. Consequently, when viewed from a total return perspective, price gains in these instruments will tend to offset the effect of lower reinvestment rates caused by falling interest rates. These derivatives are selected to protect against falling long-term interest rates on high-quality instruments such as U.S. government securities and high-quality corporate debt. To select a derivative that it believes will produce the most effective hedge against falling interest rates, the Adviser assesses the interaction of maturity, strike price, reference interest rate, the risk-free rate, and volatility on the price of swaptions and interest rate options. While the investment focus of the interest rate related derivatives strategy is on gains from falling rates, to a lesser extent the Adviser’s selection process is also intended to generate gains from option and swaption positions when interest rate volatility increases. Specifically, the Adviser will tend to increase allocations to swaptions and interest rate options when it believes interest rate volatility is poised to increase as these instruments become more valuable in higher volatility environments. The Adviser rebalances derivative exposure after extreme rate movements (for example, 0.50%) or after the passage of time has significantly changed the rate sensitivity of a derivative. As time passes, swaptions and interest rate options become less sensitive to movements in the reference swap rate or interest rate. The Adviser does not take speculative positions based on its forecast for interest rates. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Adviser seeks to achieve the income aspect of the Fund’s investment objective by investing U.S. Treasury securities, TIPS, exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund may purchase debt securities of any maturity.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Fund may be required to post collateral to assure its performance under various derivatives. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Simplify China A Shares PLUS Income ETF

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in China A Shares and/or through instruments that have economic characteristics substantially similar to China A Shares. However, as of the date of this prospectus, the Fund is not able to directly invest in China A Shares. China A Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China such as the Shenzhen, Shanghai, and Beijing Stock Exchanges. The Fund invests without restriction as to issuer capitalization and the Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Adviser uses China A Shares-linked futures, options, swaps, US-based ETFs, and US-based ADRs as substitutes that are economically substantially similar to China A Shares. The Adviser selects a core portfolio that it believes will be representative of the Chinese A Shares stock market in general. The Adviser supplements the core portfolio with individual stocks that it believes offer a higher expected return and/or low risk profile than a peer group of stocks of similar companies. The Adviser adjusts the supplemented portion of the portfolio when a different stock offers a better risk/reward profile.

Foreign investors, such as the Fund, cannot invest directly in China A Shares in the conventional sense. However, under current regulations in the People’s Republic of China (“PRC” or “China”), certain foreign investors can invest in the domestic PRC securities markets indirectly through certain market-access programs. However, as of the date of this prospectus, the Fund is not eligible for a market-access program. These programs include the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program. Under the QFI and RQFII programs investors are required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program. The Adviser does not have such a license and is not expected to receive one. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including China A-Shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Consequently, the Fund’s investments in China A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Income Generating Option Strategy

When the Adviser believes an option strategy may produce higher returns than the China A Shares strategy, it allocates up to 20% of Fund assets to an option strategy. To generate income, the Fund employs an exchange traded and OTC option spread writing strategy on equity, fixed income, and currency ETFs and exchange traded products (“ETPs”). The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The Adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser selects the combination of reference assets and options that are expected to produce the highest level of income. The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Simplify Chinese Commodities Strategy No K-1 ETF

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that have economic characteristics substantially similar to an investment (long or short) in Chinese commodities. Chinese commodities are denominated and traded in renminbi (“RMB”). The Fund defines Chinese commodities as those traded on a major Chinese commodity futures exchange. Generally, Chinese commodities are substantially similar to commodities in other parts of the world (such as soybeans) but have prices that reflect economic demand in China. Additionally, some Chinese commodities, such as flat glass, do not trade on any futures market outside of China. As of the date of this prospectus, the major Chinese commodity futures exchanges are the: (i) Shanghai Futures Exchange, (ii) Dalian Commodity Exchange, (iii) Zhengzhou Commodity Exchange, and (iv) Shanghai International Energy Exchange. However, as of the date of this prospectus, the Fund is not able to directly invest in Chinese commodity futures on these exchanges. Consequently, the Adviser seeks to achieve the Fund’s investment objective by investing predominately in swap contracts linked to Chinese commodities.

The Fund focuses on commodities in the following sectors: (i) energy (crude oil, fuel oil, coal); (ii) grains (corn, palm oil, soybean oil, soybean meal, canola oil, canola meal); (iii) industrial inputs (cotton, rubber, polyethylene, polypropylene, polyvinyl chloride, flat glass, methanol, terephthalic acid, silicon manganese); and (iv) metals (iron ore, aluminum, copper, lead, nickel, silver, tin, zinc, steel). The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of Chinese commodity futures contracts. Each month, each Chinese commodity futures contract is generally positioned long if the contract is experiencing a positive price trend. The Fund may take short positions if the contract is experiencing a negative price trend. However, the Fund expects its portfolio of Chinese commodity-linked instruments to have a net long bias in most market environments.

Price trends and the determination whether to take a long or short position are based on the expected returns of each Chinese commodity futures contract, derived from the Adviser’s models that use valuation (price changes relative to economic indicators such as inflation) and momentum signals (prices trending higher or lower over various look back periods). In addition to return, the Adviser considers the risk of each futures contract and the correlation between futures contracts. The Fund also holds short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral pledged, if required, for investments in certain commodity-linked instruments.

Unlike a typical commodity pool that is taxed as a partnership and provides each partner with a Schedule K-1 annually, the Fund provides shareholders with a Form 1099 but no Schedule K-1. To deliver 1099s consistent with applicable tax law, the Fund intends to invest in an underlying subsidiary, as discussed below.

Typically, the Fund will not invest directly in Chinese commodity-linked instruments. But rather, the Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Chinese commodity-linked instruments in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Simplify Commodities Strategy No K-1 ETF

The Adviser seeks to achieve the Fund’s investment objective by investing in commodities futures contracts. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes), based on notional value, in futures contracts on commodities and commodity indices and a wholly owned subsidiary with exposure to commodities and futures contracts on commodities.

Under normal market conditions, the Fund invests in a portfolio of futures contracts on commodities and commodity indices that the Adviser believes will provide exposure across commodities markets (collectively, “Futures Contracts”). A futures contract on a commodity is a financial agreement between two parties to transact on a physical commodity (or, in some contracts, a cash equivalent) at a specified price on a set future date. The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of the Futures Contracts. Each month, each Futures Contract is generally positioned long if the Futures Contract is experiencing a positive price trend. The Fund may take short positions if the Futures Contract is experiencing a negative price trend. However, the Fund expects its Futures Contract portfolio to have a net long bias in most market environments.

Price trends and the determination whether to take a long or short position are based on the expected returns of each Futures Contract, derived from the Adviser’s models that use valuation (price changes relative to economic indicators such as inflation) and momentum signals (prices trending higher or lower over various look back periods). In addition to return, the Adviser considers the risk of each Futures Contract and the correlation between Futures Contracts. The Fund will also hold short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts.

Unlike a typical commodity pool that is taxed as a partnership and provides each partner with a Schedule K-1 annually, the Fund provides shareholders with a Form 1099 but no Schedule K-1. To deliver 1099s consistent with applicable tax law, the Fund intends to invest in an underlying subsidiary, as discussed below.

The Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which is advised by Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations.

Simplify Currency Strategy ETF

The Fund is an actively managed ETF. The Adviser seeks to fulfil the Fund’s investment objective by investing primarily in foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts that provide exposure comparable to buying or selling the foreign currencies directly. The Adviser employs one strategy for G-10 currencies and a different one for emerging market currencies.

The Fund’s currency investments will represent one or more “G-10” currencies, which include the Australian Dollar (AUD), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), British Pound (GBP), Swedish Krona (SEK), Swiss Franc (CHF), and U.S. Dollar (USD), as well as currencies of emerging market countries outside of the G-10. The Fund defines an emerging market country as any country that is (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

G-10 Currency Strategy

The Fund will generally enter into foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts in G-10 currencies, either long or short, based on the Adviser’s determination of which currencies it believes will outperform or underperform the U.S. Dollar, based on its proprietary forecast. The Fund will invest in long positions for G-10 currencies that are expected to appreciate relative to the U.S. dollar, and short positions for G-10 currencies that are expected to depreciate against the U.S. dollar.

Emerging Markets Currency Strategy

The Fund also enters into foreign currency forward contracts, foreign currency forward swaps, and foreign currency futures contracts for exposure to emerging market countries’ currencies, either long or short. The Adviser implements what is commonly referred to as a carry strategy for emerging market currencies. The Adviser takes a long position in currencies with the highest interest rates while taking short positions in currencies with the lowest interest rates. Conceptually, this is economically similar borrowing in a low-interest rate currency and investing the borrowed amount into another higher-interest rate currency. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund invests in both physical delivery and USD cash-settled currency forward contracts. A cash-settled foreign currency forward contract is similar to a regular foreign currency forward contract, except that at maturity the cash-settled contract does not require physical delivery of currencies. A foreign exchange forward contract is an obligation to purchase or sell a specific currency on a future date (settlement date) for a fixed price set on the date of the contract (trade date). According to the terms of a cash-settled foreign currency forward contract, on the settlement date, the party that is long the now-depreciated currency pays the other party the amount of the depreciation times the notional amount of the contract. This represents the difference between the contracted forward price and the spot market rate at settlement date. By utilizing cash-settled foreign currency forward contracts, the Fund will not take physical delivery of a currency as part of a forward contract. All forward contracts are subject to counterparty default risk. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Fund is required to post collateral to assure its performance to the currency instrument counterparties. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. The Fund anticipates the majority of the Fund’s assets will be pledged as Collateral and the remainder of the portfolio will also be composed of Collateral. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide economic exposure to currencies.

Simplify DBi CTA Managed Futures Index ETF

The Fund is a passively managed fund. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that, in total, have rate of return characteristics that are the economic equivalent of an investment in the components of the DBi CTA MF Index. The Fund’s 80% policy is non-fundamental. The DBi CTA MF Index (“Index”) is a rules-based index that seeks to represent managed futures investment strategies. The Index is sponsored by Société Générale, S.A. which is a licensed French credit institution. Société Générale, S.A. is independent of the Fund and Simplify Asset Management, Inc., the Fund’s investment adviser.

Index Calculation and Construction Overview

●	Objective: The Index is designed to measure the performance of a systematic, rules-based strategy that seeks to replicate the risk and return characteristics of a diversified group of managed futures programs.

●	Composition: The Index provides exposure to a notional portfolio of futures contracts across major asset classes, including equities, fixed income, currencies, and commodities.

●	Model-Based Construction: The composition and weightings of the underlying futures are determined using a quantitative model developed and administered by DBi that analyzes historical and current market data to estimate exposures that most closely track the performance of a representative managed futures universe.

●	Rebalancing Frequency: The Index is reviewed and rebalanced weekly, pursuant to predefined, nondiscretionary rules.

●	Calculation and Publication: The Index is calculated and published daily by an independent calculation agent, using publicly available market data.

●	Return Computation: The Index reflects the hypothetical performance of a notional portfolio, including daily mark-to-market of the underlying instruments and reinvestment of any cash component, net of applicable fees and costs which includes an imputed 0.55% management expense to reflect the expenses of CTA managed futures programs. This fee deduction will reduce the potential positive change in the Index and increase the potential negative change in the Index.

●	Nature of the Index: The Index does not represent an investable portfolio and does not hold any assets. It serves solely as a transparent, rules-based measure of the strategy’s value as defined by its governing methodology.

Generally, the Index is designed to reflect the performance of a diversified basket of futures contracts across major asset classes, including (i) equities, (ii) interest rates, (iii) currencies, and (iv) commodities. The composition and weighting of the underlying futures are determined systematically using a rules-based quantitative model developed and administered by DBi that seeks to replicate both the risk and return characteristics of a representative universe of managed futures programs. DBi is a research firm specializing in replication of hedge fund strategies and DBi is its registered trademark. The Index model does not select assets, but seeks futures contracts that align most closely with the holdings of representative universe of managed futures programs. While the Fund does not engage a commodity trading adviser, by way of background, managed futures programs are run by commodity trading advisors (“CTAs”) using a managed futures investment strategy. In general, CTAs employ a variety of proprietary investment strategies such as trend following, momentum, and macroeconomic analysis. CTAs invest long and short across a broad spectrum of futures representing asset classes including financial futures (foreign currencies, interest rates, and equity indexes) and commodity futures (energy, metals, and agricultural foodstuffs).

In seeking to replicate the returns of the Index, the Adviser combines Index-linked swaps with cash-like instruments or high-quality short term fixed income securities. A portion of these cash-like instruments are pledged as collateral to swap counterparties. These short term instruments may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. When the Fund enters into a swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of Index. The Adviser selects swap counterparties that it believes are creditworthy based on credit rating and financial strength. The Adviser may employ a growing number of swap counterparties as Fund assets increase.

The Fund expects to gain exposure to a portion Index-linked swaps by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). This part of the Index-linked swaps is related to futures contracts that, if held directly by the Fund, would not produce qualifying income under the tax rules and regulations that apply to the Fund. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to a portion of Index-linked swaps in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements. The Subsidiary employs the same service providers (e.g. custodian) as the Fund.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Simplify Enhanced Income ETF

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s Adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option strategy. “Enhanced Income” in the Fund’s name refers to the strategy goal of producing additional income though options that enhances the Fund’s interest income.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Treasury securities such as bills, notes, and bonds or fixed income ETFs that invest primarily in U.S. Treasuries. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Strategy

To generate additional income, the Fund employs an exchange-traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange-traded products (“ETPs”). The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The Adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality.

A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. The option writing strategy is a form of leveraged investing. Gains from written option premiums are capital gains, but commonly referred to as income.

The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options. The Adviser also considers other factors such as strike price, maturity, implied volatility when selecting options it believes will best support the Fund’s income objective. The option spread strategy generates a net-credit to the Fund, meaning that the premium received from writing the options will be greater than the cost of buying the further out of the money options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund writes an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund writes an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund expects to gain exposure to certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to options markets in accordance with applicable rules and regulations.

Simplify Gold Strategy ETF

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that together have economic characteristics substantially similar to an investment in gold. The Adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a gold strategy, and (2) an income generating strategy. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval.

Gold Strategy

The Adviser seeks capital appreciation through a gold strategy. Under normal market conditions, at the start of each quarter, the Adviser selects gold related instruments so that the total value of economic exposure to gold is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish gold exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases gold exposure based on the direction of the trends. The Adviser expects to adjust this exposure quarterly. However, the Adviser will rebalance more frequently, if needed, to comply with the Investment Company Act of 1940 and its regulations related to derivatives. The gold related instruments in which the Fund invests are gold futures, US exchange-traded products with direct exposure to gold (“Gold ETPs”), US exchange-traded funds with indirect exposure to gold primarily through gold futures, options, or other derivative instruments (“Gold ETFs”), and options and swaps linked to Gold ETFs and Gold ETPs as well as swaps and options on gold. The Adviser selects the instrument or instruments it believes present the most economically efficient means to capture gold returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Gold Futures and Swaps

Gold futures are intended to track, although not lockstep, the price of gold. The Fund invests in standardized gold futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission, such as the Commodity Exchange Inc. (commonly known as COMEX), which is a part of the Chicago Mercantile Exchange Group. The value of gold futures is determined by reference to 100 troy ounces of gold subject to an assay minimum of 995 fineness (i.e. 99.5% pure). The Adviser invests primarily in front-month gold futures. Front-month gold futures contracts are those contracts with the shortest time to maturity. The Adviser will roll futures contracts prior to their expiration into a contract with a longer maturity, although this does not produce rebalancing.

The Fund may also gain exposure to gold by entering into swap agreements that use gold, a Gold ETF or Gold ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Gold ETF and/or Gold ETP, multiple Gold ETPs and/or Gold ETFs, or solely to gold. The particular Gold ETF or Gold ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Gold ETFs and Gold ETPs.

Gold ETPs and Gold ETFs

Gold ETPs are investment vehicles that track the price of gold by directly holding actual gold (called “spot”) as their underlying asset while Gold ETFs primarily invest in gold futures, options, swaps, or other derivative instruments to gain exposure to gold. The Gold ETPs and Gold ETFs trade on a U.S.-regulated securities exchange. Unlike Gold ETFs, Gold ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Gold ETPs and Gold ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Gold, Gold Futures, Gold ETFs and Gold ETPs

In effectuating the Fund’s gold strategy, the Fund may purchase call options contracts that utilize gold, gold futures, a Gold ETF or Gold ETP as the reference asset. To implement the gold options strategy, the Fund invests in over-the-counter options on gold and traditional exchange-traded options on gold futures, Gold ETFs, Gold ETPs, or an index of Gold ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Gold ETF or Gold ETP as the reference asset. The Fund will close out over-the-counter options on gold prior to expiration so that it does not take delivery of gold. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Strategy

The Adviser seeks additional capital gains through an option strategy. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to gold. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to gold by writing put options and buying call options on gold-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the adviser expects the price of gold to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is like being long the gold-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put. The graph below provides a view of profit/loss outcomes.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it holds the economic equivalent of more than 25% of its net assets in gold futures contracts.

Income Generating Strategy

To the extent Fund assets are not consumed by the gold strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Subsidiary

The Fund expects to gain exposure to certain gold related instruments such as futures and certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to certain gold related instruments such as gold futures and certain options markets in accordance with applicable rules and regulations.

The Fund, by investing in the Subsidiary when viewed together with the Fund, will operate as though it is subject to the protections offered to investors in registered investment companies with respect to Sections 8 and 18 of the 1940 Act (regarding investment policies, capital structure and leverage), Section 15 of the 1940 Act (regarding investment advisory contracts) and Section 17 of the 1940 Act (regarding affiliated transactions and custody). The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser in managing the Subsidiary’s investment portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act (“CEA”), and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Simplify Government Money Market ETF

The Fund operates as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and is subject to related restrictions on its portfolio composition. Consequently, the Fund invests at least 99.5% of its total assets in (i) cash, (ii) U.S. Government securities, and (iii) repurchase agreements fully collateralized by such obligations or cash. Additionally, the Fund invests in securities maturing in 397 days or less and maintains a portfolio dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The “dollar-weighted average maturity” of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security based on its market value in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date or the period remaining until the principal amount can be recovered through demand rather than the security’s actual maturity. “Dollar-weighted average life” means the dollar-weighted average maturity of the Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date.

Furthermore, the Fund will hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions and maintain at least 25% of its total assets in “daily” liquid assets and at least 50% of its total assets in “weekly” liquid assets. The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets, and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

U.S. Treasury Obligations. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed as to principal or interest by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts. U.S. Government securities are obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Certain obligations that are issued by U.S. government agencies or instrumentalities (also referred to as government sponsored enterprises or GSEs, which have been created under Congressional charter) are not fully guaranteed by the U.S. Treasury. For example, debt issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks are not supported by the full faith and credit of the United States. These entities are, however, supported through federal subsidies, loans or other benefits. Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Additionally, the Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. For this purpose, U.S. Government securities are as defined above plus repurchase agreements fully collateralized by U.S. Government securities. This 80% policy is a non-fundamental policy and the Fund will not change it without providing shareholders with at least 60 days’ prior notice.

The Board has determined that the Fund will operate as an ETF pursuant to Rule 6c-11 under the 1940 Act and the Fund will also qualify as a “government money market fund” pursuant to Rule 2a-7. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.

The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. The Fund expects to focus initially in overnight repurchase agreements. However, in the future, the Fund may invest in repurchase agreements with longer maturities. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. The Fund does not charge a liquidity fee on redemptions.

Although the Fund will seek to continue to qualify as a “government money market fund,” it will not seek to maintain a stable net asset value (“NAV”) per share using the amortized cost or penny rounding method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an ETF. As an ETF, the Fund’s shares will be traded on NYSE Arca, Inc. (“NYSE Arca”) and will generally fluctuate in accordance with changes in NAV per share as well as the relative supply of, and demand for, shares on NYSE Arca. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

You could lose money by investing in the Fund.

The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.

Simplify Health Care ETF

Under normal circumstances, the Fund will invest at least 80% of its assets (plus any borrowings for investment purposes) in securities of U.S. health care companies. The Fund defines health care companies as companies included in the Global Industry Classification Standard health care sector. The Fund defines equity securities as common stock, preferred stock, or ETFs that invest in the same and invests in companies without restriction as to capitalization, including micro-capitalization companies.

The Fund will invest in 50 to 100 health care companies. The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The Fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems. The Fund may invest in health care companies that do not seek to design or develop treatments for breast cancer. The Adviser may invest in affiliated money market ETFs to manage liquidity.

The Fund’s namesake is The Susan G. Komen Breast Cancer Foundation, Inc. (the “Foundation”), a 501(c)(3) charitable foundation. In exchange for the use of its name and logo, the Adviser will donate its annual management fee for managing the Fund to the Foundation. The Foundation shall use such donation to support its mission, but the Foundation will not participate in or have any influence on the day-to-day operations of the Fund or the Adviser’s management of the Fund. The Fund is not organized as a charitable investment trust.

Simplify Hedged Equity ETF

Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily by purchasing ETFs that seek to track the investment results of the S&P 500 Index, which measures the performance of the large-capitalization sector of the U.S. equity market. The Fund typically invests at least 80% of the Fund’s portfolio in underlying ETFs. The Adviser does not frequently trade ETFs but seeks to maintain consistent exposure to the S&P 500 Index.

Put/Spread Collar Strategy

The Fund also purchases and sells exchange traded put options and sells exchange traded call options in the execution of an option overlay strategy known as a “put/spread collar” strategy. Up to twenty percent of the Fund’s net asset value will be subject to the “put/spread collar” strategy. The options used are based either on the S&P 500 Index itself or ETFs that seek to replicate the S&P 500 Index (“S&P 500 ETFs”). This strategy seeks to provide investors with downside protection from the put options as well as income from the index call options in an effort to reduce the risk and volatility associated with typical long-only equity strategies. If the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. If the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The Fund creates a put/spread collar by buying a put option on the S&P 500 Index or an S&P 500 ETF at a higher strike price and selling a put option on that index or ETF at a relatively lower strike price, resulting in what is known as a put option spread. At the same time, the Fund will sell a call option on the S&P 500 Index or an S&P 500 ETF. The Fund may determine to create more than one put/spread collar as Fund assets increase. The put option spread is generally maintained so that the Fund is protected from a decrease in the market (as measured by the S&P 500 Index) of five to twenty percent. The options are reset on at least a quarterly basis to respond to current market conditions. The Adviser utilizes a five to twenty percent range in order to align with similar low volatility strategies. The put option spread is a strategic, persistent exposure meant to hedge against a portion of market declines. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The value of the Fund’s put options is expected to decrease in proportion to the decrease in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated and the relative strike prices of the purchased and sold put options. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500 ETFs above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the S&P 500 ETFs if the put options become in the money (where the put option’s strike price is greater than the market price of the underlying asset), but during periods where the S&P 500 ETFs appreciate, the Fund will underperform due to the cost of the premiums paid and the increased value of call sold.

The put/spread collar seeks to protect the Fund against a decline in value, and its execution tends to be less expensive than a strategy of only purchasing put options. The premiums received from writing index call options are designed to provide income, and those premiums can help offset the cost of the put option spread. Any savings generated between the premiums received from writing index call options and the premiums of the put options are passed on to shareholders. This strategy, however, provides investors less downside risk when there is only a small decline in the price of the stock. This is because the protection offered by the collar is limited to the extent of the difference between the strike prices of the put option purchased and the put option sold. This means that the strategy will not be effective as a strategy of put options only would be in protecting the Fund from steeper declines. On the other hand, the use of call options limits the Fund’s ability to profit from increases in the value of its equity portfolio because when markets are rising, the call option will likely be exercised once the market price rises to the option’s strike price.

Use of Futures. In addition to the use of options in the put/spread collar strategy described above, the Fund may use future contracts (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time), primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Simplify High Yield ETF

The Adviser seeks to achieve the Fund’s investment objective by investing in high yield bonds also known as “junk bonds” primarily by purchasing swaps on exchange traded funds and applying a credit hedge derivatives strategy to the Fund’s investments.

High Yield Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities that provide exposure to high yield securities, also known as junk bonds. The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the Adviser to be of similar credit quality. The Adviser does not frequently trade securities but seeks to maintain consistent exposure to junk bonds primarily through its purchase of swaps on exchange traded funds that primarily invest in high-yield securities (“H-Y ETFs”); and secondarily through its purchase of H-Y ETFs call options on H-Y ETFs, as well as by selling (writing) put options H-Y ETFs. The Adviser determines the securities to which it seeks exposure based on factors such as price, liquidity, and track record.

The H-Y ETFs underlying the swaps that the Fund will invest in may target high yield bonds with different maturities, durations, and quality requirements in connection with their investment strategies. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. When the bond reaches maturity, the Fund is repaid its par, or face value. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion. For instance, a “AAA” high-grade rated bond offers more security and lower profit potential (lower yield) than a “B-” rated speculative bond. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Derivatives Overlay – Generally

In total, the Fund may invest up to 20% of the Fund’s portfolio in derivatives (measured by purchase price in the case of options or collateral pledged in the case of other derivatives) through a credit hedge strategy and/or an income generating option strategy. The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. Derivatives may be exchange-traded or over-the-counter (“OTC”); index-based or linked to a specific security. The Adviser selects derivatives based upon its evaluation of relative value based on expected hedging effectiveness, cost, and in the case of options, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based typically on maturity.

Credit Hedge Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. When the Adviser believes credit risk will be increasing, it will hedge primarily by receiving protection through total return swaps that use fixed income instruments, fixed income indexes, fixed income ETFs, or H-Y ETFs as reference assets. However, when the Adviser believes a short-term opportunity for a more-effective hedge is available, it may also use total return swaps that use equities, equity indexes or equity ETFs as reference assets to manage interest rate and credit risk. The Adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

Income Generating Option Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to generate additional income. To do so, the Fund employs an option and option spread writing strategy on instruments linked to equities, debt, volatility indices, commodities, and currencies. The equity and fixed income strategies include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is a measure of a reference asset’s historical or expected future price movements.

A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an asset’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an asset’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration but may adjust positions following a large (over 10%) price swing in an option’s reference asset.

The Fund also holds cash and invests in cash-like instruments or high-quality short term fixed income securities to serve as collateral for swaps, futures and assuring its performance to an option buyer when writing options (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Simplify Interest Rate Hedge ETF

The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets approximately equally between:

●	interest rate related derivatives and

●	interest income producing debt instruments.

The Adviser seeks to achieve the interest rate hedging aspect of the Fund’s investment objective by investing in swaptions, interest rate options, and Treasury futures. Consequently, the Fund’s portfolio will be highly sensitive to changes in interest rates. A swaption is an option to enter into a swap contract. The Fund also may short swaptions. The Fund may purchase payer swaptions that give the Fund the option to enter into fixed interest rate swaps upon expiration of the swaption. These instruments have positive price sensitivity to rising interest rates. Opposite to bond prices which typically fall when interest rates rise, it is expected that the Fund will benefit from swaption value increases, providing a hedge against the rising interest rates. Consequently, when viewed from a total return perspective, price gains in these instruments will tend to offset the effect of lower debt prices caused by rising interest rates. These derivatives are selected to protect against rising long-term interest rates on high-quality instruments such as U.S. government securities and high-quality corporate debt. To select a derivative that it believes will produce the most effective hedge against rising interest rates, the Adviser assesses the interaction of maturity, strike price, reference interest rate, the risk-free rate, and volatility on the price of swaptions and interest rate options. While the investment focus of the interest rate related derivatives strategy is on gains from rising rates, to a lesser extent the Adviser’s selection process is also intended to generate gains from option and swaption positions when interest rate volatility increases. Specifically, the Adviser will tend to increase allocations to swaptions and interest rate options when it believes interest rate volatility is poised to increase as these instruments become more valuable in higher volatility environments. The Adviser rebalances derivative exposure after extreme rate movements (for example, 0.50%) or after the passage of time has significantly changed the rate sensitivity of a derivative. As time passes, swaptions and interest rate options become less sensitive to movements in the reference swap rate or interest rate. The Adviser does not take speculative positions based on its forecast for interest rates. The Fund limits net economic exposure at the time of investment to any one over-the-counter counterparty to 25% of Fund net assets.

The Adviser seeks to achieve the income aspect of the Fund’s investment objective by investing U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), exchange traded funds that primarily invest in U.S. Treasuries, TIPS, and investment grade bonds. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund may purchase debt securities of any maturity. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Generally, the Fund’s strategy may be appropriate for investors who are seeking to hedge against rising interest rates. The Fund’s strategy may also be appropriate to help hedge real estate securities portfolios, as rising interest rates have historically led to sell-offs in real estate’ and growth equities, that are often negatively correlated with rising interest rates.

When using various derivatives, the Fund may be required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Simplify Intermediate Term Treasury Futures Strategy ETF

The Fund is an actively managed ETF that seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index (the “Index”) for a calendar quarter basis, not for any other period. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives. The Fund may hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury with a duration of less than two years; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

The Fund rebalances its holdings no less frequent than quarterly. The Fund rebalances its holdings no less frequent than quarterly to position its portfolio so that its exposure to the Index is consistent with its quarterly investment objective. The impact of changes to the value of the Index each quarter will affect whether the Fund’s portfolio needs to be rebalanced.

The Index is a non-investable index that is part of a series of indices intended to assess U.S. Treasury issued debt. The Index consists of only U.S. dollar denominated, fixed rate securities with a minimum term to maturity greater than twenty years.

Simplify Managed Futures Strategy ETF

The Adviser seeks to achieve the Fund’s investment objective by investing long or short in various types of futures contracts. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes), based on notional value, in futures contracts. A futures contract is a financial agreement between two parties to transact an underlying asset at a specified price on a set future date.

Under normal market conditions, the Fund invests in a portfolio of equity, U.S. Treasury, commodity, and foreign exchange futures contracts (collectively, “Futures Contracts”). The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of these Futures Contracts. Each month, each Futures Contract will generally be positioned long if it is experiencing a positive price trend. The Fund may take short positions if the Futures Contract is experiencing a negative price trend. This positioning is based on a comparison of the recent returns of each Futures Contract and the Adviser’s models that analyze various inputs including measures of relative and absolute momentum signals (prices trending higher or lower over various look back periods). The Fund will also hold short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts. Reverse repurchase agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as an indirect means of borrowing.

The Fund may use swaps as a supplement to its futures-based strategy. These swaps may use futures, an index of futures, underlying futures assets, or a futures-linked ETF as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (reference assets).

Typically, the Fund will not invest directly in commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations.

Simplify MBS ETF

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage related fixed income instruments including residential mortgage-backed securities (“MBS”). The Fund defines MBS as any agency or non-agency residential or commercial mortgage-backed security and any futures contract, forward agreement, swap contract, or option linked to the preceding. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing primarily in MBS’s issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These agencies securitize pools of mortgage loans that meet the underwriting standards of the relevant agency. Securities issued or guaranteed by GNMA are backed by the full faith and credit of the U.S. Government, while securities issued by FNMA and FHLMC are solely the obligation of the issuer and generally do not carry any express guarantee from the U.S. Government. The Fund may also purchase MBS on a when-issued basis, (commonly referred to as “To Be Announced” or “TBA”); and gain exposure to MBS through derivatives such as options or swap agreements. These are included as MBS for purposes of the Fund’s 80% investment policy. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, etc.) with delivery of the actual securities on a standard settlement day, which is once every month. The Fund is deemed to be concentrated because it invests more than 25% of its net assets in MBS.

Generally, the Adviser constructs the Fund’s portfolio by selecting instruments that it believes will produce the highest yield while maintaining a medium-term (3-10 years) effective duration portfolio. The Adviser considers price, coupon, expected prepayment rate and maturity to calculate a security’s expected yield. Effective duration measures the interest rate sensitivity of a security including the borrower’s option to prepay its mortgage loan. For example, an effective duration of “five years” means that a security’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates. The Adviser sells securities to manage effective duration or when a more attractive instrument becomes available.

To generate additional returns, the Adviser may use a strategy referred to as a dollar roll. In a dollar roll, the Fund sells, in the TBA market, a security for current month settlement, while simultaneously committing to buy a substantially similar TBA security for next month or a further month settlement. The Adviser assesses the relative prices between delivery months as well as interest income on short-term investments to forecast the expected profit of this strategy, which creates investment leverage.

The Fund also holds cash and invests in cash-equivalents (money market funds, including affiliated money market ETFs) or high-quality short term fixed income securities as collateral for swaps. The Fund uses mortgage security linked swaps as a form of MBS investment and interest rate linked swaps to manage duration exposure and/or to hedge interest rate risk. The collateral for swaps may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

Simplify Multi-QIS Alternative ETF

The Fund is an actively managed ETF that seeks to achieve its investment objective by investing, primarily through total return swaps, in a diversified portfolio of third-party quantitative investment strategies across equities, interest rates, commodities, and currencies. The swaps provide returns to the Fund that are based on model portfolios generated by the quantitative investment strategies.

Quantitative investment strategies (or “QIS”) are third-party investment strategies that analyze historical quantitative data and use models to identify investments that based on historical results can provide attractive risk adjusted returns. The Adviser evaluates multiple strategies and selects the individual strategies based on multiple qualitative and quantitative considerations, including portfolio diversification, scalability, expected risk adjusted returns and correlation to one another. By using a multi-strategy approach, the Adviser seeks to identify the optimal allocation among 10-20 strategies to achieve positive returns and mitigate asset-class and single-strategy risks. The Adviser evaluates strategies on an ongoing basis and makes adjustments to the strategy allocations when the Adviser believes an alternative strategy would provide better returns.

When the Fund enters into a total return swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of the underlying strategy. Ordinary gains on swaps are generally considered income to the Fund, contribute to the income component of the Fund’s investment objective and are considered absolute positive returns. Other investments that contribute to income include treasuries and income-generating collateral.

The Adviser reduces or eliminates the Fund’s exposure to a strategy if it does not perform as expected or when it believes a different strategy presents a more attractive risk return opportunity. The third-party investment strategies selected by the Adviser are not specifically designed for the Fund but selected by the Adviser based on its evaluation of the strategies.

The Fund may also gain exposure to equity, fixed income, commodity, currency, and volatility markets by investing in other ETFs or individual securities. The equity and fixed income strategies include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization. The fixed income strategies may include high yield (“junk bond”) strategies, and strategies of any duration or maturity. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is when a security experiences periods of unpredictable, and sometimes sharp, price movements.

The Fund also holds cash and invests in cash-like instruments (including affiliated money market ETFs) or high-quality short term fixed income securities as collateral for the swaps.

The Fund gains exposure to certain commodity strategies by investing up to 25% of its net assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity-linked investments in accordance with applicable tax rules and regulations.

Simplify Short Term Treasury Futures Strategy ETF

The Fund is an actively managed ETF that seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index (the “Index”) for a calendar quarter, not for any other period. While the Fund is not an index fund, it may invest in some of the constituents of the Index. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. U.S. Treasuries are debt securities issued by the U.S. Department of the Treasury. A futures contract is a financial agreement between two parties to transact an underlying asset at a specified price on a set future date. Under normal circumstances, the Fund invests primarily in futures contracts, call options, and put options on U.S. Treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury with a duration of less than two years; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Adviser will engage in quarterly rebalancing to position the Fund’s portfolio to align exposure to the Index consistent with the Fund’s quarterly investment objective. The impact of changes to the composition and value of the Index each quarter will affect the magnitude of the Fund’s portfolio rebalancing.

The Index is a non-investable index that is part of a series of indices intended to assess U.S. Treasury issued debt. The Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years.

Simplify Target Distribution 15 ETF

The Fund is an actively managed ETF. The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. Target 15 in the Fund’s name refers to the goal of making monthly distributions at an annualized rate (after fees and expenses) of 15%. This goal is merely aspirational as the Fund is not a managed distribution fund that will meet a distribution target regardless of Fund returns. The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Return of capital represents a return of a portion of a Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on equity ETFs and equity indexes that are representative of major equity market sectors: (i) large capitalization stocks, (ii) domestic and international nonfinancial stocks, and (iii) small capitalization stocks. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity indexes and equity ETFs holding stocks of any market capitalization. The Adviser focuses on indexes that are representative of major equity market sectors described above and index-based domestically-traded ETFs linked to those indexes. The Adviser anticipates focusing on using three ETFs that are representative of major equity market sectors, large capitalization stocks, domestic and international nonfinancial stocks, and small capitalization stocks as represented by: (1) SPDR® S&P 500® ETF Trust (“SPY”), (2) Invesco QQQ Trust℠, Series 1 (“QQQ”), and (3) iShares® Russell 2000 ETF (“IWM”), respectively. However, with notice to shareholders, other major equity market sectors, as represented by indexes or ETFs may be used if they offer higher returns.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser uses a proprietary selection process that focuses on (i) allocation among option sub-strategies that are, in total, expected to produce at least 15% annual returns; and (ii) option strike prices and maturities consistent with the 15% return goal. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund, index price levels, and ETF prices will change over time, the Fund’s option portfolio will have multiple maturities and strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve the 15% return goal, if the Worst of Three Barrier Put Spread Sub-Strategy is insufficient to reach this goal. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level (for example 25% loss). However, barriers will likely range from 10% to 30%. For an outcome period for a particular spread, the Fund establishes a barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, for a particular barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount (for example 25%) or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset, such as an index or index-representative ETF (“RA”); however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. For example, a specific barrier might be set at a level such that investors are not expected to experience losses against the first 25% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 25% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy, for a specific barrier put spread, is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options is such that, for a specific barrier put spread, if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over a outcome period exceed the barrier (in this example, 25%) but are less than 26%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 26%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 26%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of the RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 26%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 25 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -25% of RA. If, for a specific barrier put spread, RA losses exceed the barrier, but by an amount less than or equal to 27%, the Fund will experience the below losses over an outcome period:

Example Outcome Period Initial and Full Breach Losses Profile

SPY Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-25.00%	0.00%	0.00%	0.00%
-25.25%	-6.25%	-0.25%	-6.50%
-25.50%	-12.50%	-0.50%	-13.00%
-25.75%	-18.75%	-0.75%	-19.50%
-26.00%	-25.00%	-1.00%	-26.00%
-27.00%	-25.00%	-2.00%	-27.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 26%. Full Breach Losses, for a specific barrier put spread, are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period. As shown in the table above, for a specific barrier put spread, if RA’s loss has exceeded 26%, the Fund’s put spread options will produce a loss of 25% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, on a specific “worst of” barrier spread, the predetermined performance level (e.g. 25%) is measured against the worst performing of the reference assets over an outcome period. However, barriers will likely range from 10% to 30%. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the 1940 Act which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Simplify Treasury Option Income ETF

The Fund is an actively managed ETF. The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities and ETFs that invest at least 80% of their assets in U.S. Treasury securities. The Fund’s investment Adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option strategy. The Fund’s investment strategy seeks to produce income that is reflective of current short term interest rates without large swings in the Fund’s net asset value per share. However, the Fund is not a money market fund and is not intended to have an unchanging net asset value per share.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Treasury securities such as bills, notes, and bonds, and U.S. Treasury Inflation-Protected Securities (“TIPS”) and fixed income ETFs that invest primarily in U.S. Treasuries. TIPS are securities whose principal amount increases with inflation, as measured by the Consumer Price Index and are designed to protect investors from inflation risk. The Fund targets an average securities portfolio duration of one year or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Strategy

To generate additional income, the Fund employs an exchange traded and OTC option and option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange traded products (“ETPs”) and fixed income futures. The Adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the Bloomberg US Aggregate Bond Index. The Adviser selects fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the Adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the Adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Simplify US Equity PLUS Bitcoin Strategy ETF

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), and exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, swaps, or other derivative instruments (“Bitcoin ETFs”). The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

US Equity Strategy

The Fund invests in equity securities of U.S. companies through (i) exchange-traded futures contracts, (ii) direct purchases of securities of U.S. companies, and (iii) ETFs that primarily invest in the equity securities of U.S. companies. The Fund defines equity securities as common stock, preferred stock. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S.; or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization.

The Adviser believes that, based upon its historical research, a base allocation to equities will make a significant contribution to long-term capital appreciation, while providing dividend income to help offset Fund operating expenses. The Adviser evaluates expected return, expenses, management, and leveraging effects when initially choosing between specific stocks, ETFs, and futures and evaluates allocations among these instruments on an ongoing basis to determine whether any adjustments to the allocations would provide better expected returns. The Adviser does not frequently trade US equities but seeks to maintain consistent exposure to the US equity market.

Bitcoin Strategy

The Fund targets a 10% of total assets allocation to Bitcoin ETPs and Bitcoin ETFs. The Fund generally rebalances this allocation quarterly, but will rebalance more frequently to ensure the allocation does not exceed 25% of its total assets. Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in derivatives linked to Bitcoin to gain exposure to Bitcoin. Unlike the Bitcoin ETFs, the Bitcoin ETPs trade on a U.S.-regulated securities exchange and are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Adviser selects specific Bitcoin ETPs and Bitcoin ETFs (including affiliated Bitcoin ETFs) that it believes offer sufficient liquidity and relatively low expenses.

The Fund will not invest directly in Bitcoin, Bitcoin futures, or other crypto assets. The Fund is not expected to track the price movements of crypto assets.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the Bitcoin network. The ownership of Bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new Bitcoin and through transaction fees paid by users in Bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “Bitcoin,” the unit of account on the Bitcoin network ledger. The value of Bitcoin is determined, in part, by the supply of, and demand for, Bitcoin in the global markets for trading Bitcoin, market expectations for the adoption of Bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept Bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the Bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new Bitcoin and the cryptographic system that secures and verifies Bitcoin transactions.

Simplify US Equity Plus Convexity ETF

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying a convexity option overlay strategy to the equity investments.

U.S. Equity Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, primarily by purchasing ETFs. The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market. The Fund also may invest in equity securities of U.S. companies through exchange-traded futures contracts.

Convexity Option Overlay Strategy

Up to 20% of the Fund’s net assets will be subject to the Fund’s convexity option overlay. The option overlay strategy includes purchasing exchange-traded and OTC put and call options on the S&P 500 Index or an S&P 500 Index ETF. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The option overlay is a strategic, persistent exposure meant to hedge against market moves and to add convexity to the Fund. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

If the Adviser determines that purchasing options is not a cost-effective way to implement the overlay strategy, it may employ options spreads. For example, in a call option spread intended to acquire convexity, the Fund purchases a call option while writing a call option that is further out of the money to partially offset the cost of the purchased option. To generate additional income, the Fund employs an exchange traded and OTC option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and ETPs. In these income-seeking option spreads, the Fund writes a call or put option while purchasing a call or put option that is further out of the money to partially offset the risk of the cost of the written option.

“Convexity” in the Fund’s name is a reference to the mathematical term convexity. The Fund’s returns are intended to possess convexity because the relationship between the Fund’s returns and market returns is not designed to be linear. That is, if market returns go up and down in a linear fashion, the Fund’s returns are expected to rise faster than the market in positive markets; while declining less than the market in negative markets. The value of the Fund’s call options is expected to rise in proportion to the rise in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated. The value of the Fund’s call options may rise faster than the market if the Adviser successfully selects options that appreciate in value. Otherwise stated, the term “convexity” in the Fund’s name refers to the intended non-linear nature between the Fund’s and the market returns; it does not refer to the concept of “bond convexity,” which is a measure of the non-linear relationship between bond duration and changes in interest rates.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Simplify US Equity PLUS Downside Convexity ETF

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying a downside convexity option overlay strategy to the equity investments.

U.S. Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, primarily by purchasing ETFs. The Fund also may invest in equity securities of U.S. companies through exchange-traded futures contracts. The Fund defines equity securities as common stock, preferred stock, options on common or preferred stock, ETFs that invest primarily in the preceding, options on these ETFs, and options on an equity index. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S.; or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization. The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market.

Downside Convexity Option Overlay Strategy

The downside convexity option overlay strategy includes purchasing exchange-traded and OTC put options on the S&P 500 Index or an S&P 500 Index ETF. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

Up to twenty percent of the Fund’s net assets will be subject to the Fund’s downside convexity option overlay. The downside convexity option overlay is intended to limit the Fund’s losses and is a strategic, persistent exposure meant to hedge against market moves and to add convexity to the Fund. If the market declines, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser generally selects options with strike prices at least 5% out of the money at purchase. A put option is out of the money if the strike price is lower than the market price of the underlying asset. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. The Adviser actively trades options using a systematic proprietary approach that rebalances at least monthly. The Adviser manages the use of options so that the annualized cost of the option overlay does not normally exceed 3% of the net assets of the Fund. While the downside convexity option overlay is intended to protect the Fund from losses, there is no guarantee that it will be able to protect the Fund from losses.

“Convexity” in the Fund’s name is a reference to the mathematical term convexity. The Fund’s losses, if any, are anticipated to show convexity because the relationship between the Fund’s and market declines is not designed to be linear. That is, if markets decline in a linear fashion, the Fund’s returns, if any, are expected to decline slower than the market. The value of the Fund’s put options is expected to decline in proportion to the decrease in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated. Otherwise stated, the term “convexity” in the Fund’s name refers to the intended non-linear nature between the Fund’s and the market returns; it does not refer to the concept of “bond convexity,” which is a measure of the non-linear relationship between bond duration and changes in interest rates.

If the Adviser determines that purchasing options is not a cost-effective way to implement the overlay strategy, it may employ options spreads. In a put option spread intended to acquire convexity the Fund purchases a put option while writing a put option that is further out of the money to partially offset the cost of the purchased option. To generate additional income, the Fund employs an exchange-traded and OTC option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and ETPs. In these income-seeking option spreads, the Fund writes a call or put option while purchasing a call or put option that is further out of the money to partially offset the risk of the cost of the written option.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Simplify US Equity PLUS Managed Futures Strategy ETF

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”) seeks to achieve the Fund’s investment objective by employing two principal strategies:

●	US Equity Strategy

●	Managed Futures Strategy

The US Equity Strategy is designed to capture long-term returns by investing in (i) US equity securities of large capitalization companies, (ii) ETFs that are representative of US large capitalization companies, and (iii) futures contracts on equity indexes the Adviser believes will provide exposure to US large capitalization companies. The Fund defines US companies as those organized in the US; or having a class of securities whose principal securities market is in the US; or deriving at least 50% of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining at least 50% of employees, assets, investments, operations, or other business activity in the US. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of purchase. The Adviser allocates assets between or among the various types of equity instruments based on its view of which will be the most economically efficient means to capture long-term returns. The Adviser selects ETFs based upon relative expenses, manager tenure, and liquidity. The Adviser sells an ETF to rebalance strategy allocations or when a more-attractive ETF becomes available.

The Managed Futures Strategy is designed to capture long-term returns by selecting long and short futures positions among exchange-traded futures on: (i) currencies, (ii) interest rates, (iii) equities, and (iv) commodities. The Fund primarily executes the Managed Futures Strategy indirectly by investing in a total return swap on the Simplify Managed Futures Strategy ETF (“CTA”), which is a US domiciled exchange-traded fund managed by the Adviser. When the Fund enters into a total return swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of CTA. CTA attempts to capture the economic benefit derived from price trends based on the price changes of futures contracts. CTA will generally be positioned long if a futures contract is experiencing a positive price trend; and positioned short if a futures contract is experiencing a negative price trend. However, CTA is expected to have a net long bias in most market environments. This positioning is based on both (i) a comparison of the recent price returns of each futures contract, and (ii) models that analyze measures of relative and absolute momentum signals (prices trending higher or lower over various look-back periods). In addition to return, CTA considers the volatility of each futures contract and the correlation between futures contracts. The Fund may also execute the Managed Futures Strategy directly through futures contracts, or indirectly through total returns swaps linked to other futures-based funds.

The Fund uses derivatives to overlay the Managed Futures Strategy on top of the US Equity Strategy such that for each one dollar invested, the Fund has one dollar of US equity exposure and one dollar of CTA futures exposure. In other words, for each dollar invested, an investor will have the approximate expected returns of one dollar of equities as well as the expected returns of one dollar of CTA. The Adviser expects to be fully invested in each strategy. The Fund may substitute other forms of futures exposure but expects the economic exposure to be the same as one dollar of CTA futures exposure.

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US companies and futures. For purposes of the 80% test, the Fund includes (i) equity securities of common stock, preferred stock, ETFs that primarily invest in the same, and futures on US equity indexes; (ii) US companies consistent with the definition provided above; and (iii) futures on currencies, interest rates, equities, and commodities, as well as ETFs that invest in futures strategies and total return swaps linked to the same.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Fund is required to post collateral to assure its performance to the swap counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Simplify US Equity Income ETF

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. companies and applying an option overlay strategy to the equity investments.

U.S. Equity Strategy

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies. The Fund defines equity securities as common stock, preferred stock, options on common or preferred stock, ETFs that have an 80% investment policy to invest among the preceding, options on these ETFs, and options on an equity index. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S.; or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization. The Adviser does not frequently trade U.S. equities but seeks to maintain consistent exposure to the U.S. equity market.

Option Overlay Strategy

The option overlay strategy includes purchasing and selling exchange-traded and OTC call and put options on equity indices or one or more equity index ETF. A call option gives the owner the right, but not the obligation, to buy a stock or other reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell a stock or other reference asset at a specified price (strike price) within a specified time period.

The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, or annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. The Adviser actively trades options using a systematic proprietary approach that rebalances at least monthly.

If the Adviser determines that purchasing or writing options is not a cost-effective way to implement the overlay strategy, or to manage risk, it may employ options spreads.

Put Spread Sub-Strategy

In a put option spread, the Fund sells (writes) an at-the-money or out of the money (below current market price) put option while also purchasing a further out of the money put option. The written put option is intended to generate income, and the purchased put option is intended to partially limit the Fund’s potential losses from the written put option. The Adviser selects written put options that it believes will expire worthless or are likely to decline in value.

Call Spread Sub-Strategy

In a call option spread, the Fund sells (writes) an at-the-money or out of the money (above current market price) call option while also purchasing a further out of the money call option. The purchased call option is intended to limit the Fund’s potential losses from the written call option. The Adviser selects written call options that it believes will expire worthless or are likely to decline in value.

In addition to the use of options described above, the Fund may use future contracts (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time), primarily on one or more U.S. equity indexes, to hedge a portion of the Fund’s equity risk as well as to lock in (monetize) options gains if it is more economically efficient than closing out an option position or if the Fund is unable to purchase or write the options necessary for its overlay strategy.

The Fund seeks to generate monthly income from the dividends received from the Fund’s equity holdings and any premiums earned from writing options. The Fund’s strategy attempts to provide tax efficiency through a variety of techniques. Index options may receive favorable tax treatment under Internal Revenue Code rules as “Section 1256 Contracts”, whose gains are treated as 60% long term and 40% short term, regardless of how long the contracts were held. In addition, the Fund may seek to take advantage of tax-loss harvesting opportunities on the options strategy and/or the equity positions. This can be accomplished by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Simplify Volatility Premium ETF

The Fund is an actively managed ETF that seeks daily investment results, before fees and expenses, that correspond to approximately one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index (the “Index”) for a single day, not for any other period. In pursuing its investment objective, the Fund primarily purchases or sells futures contracts, call options, and put options on VIX futures. The Fund may also pursue its objective by investing in other ETFs, including affiliated ETFs. The Fund holds cash, cash-like instruments or high-quality fixed income securities (collectively, “Collateral”). The Collateral may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; (4) collateralized repurchase agreements; and/or (5) corporate debt securities, such as commercial paper and other short -term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Fund seeks to engage in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. The Fund also applies an option overlay strategy in seeking to mitigate against extreme volatility.

Option Overlay Strategy

Up to 20% of the Fund’s net assets will be subject to the Fund’s option overlay to mitigate against extreme volatility. Volatility is when a security experiences periods of unpredictable, and sometimes sharp, price movements. The option overlay strategy consists of purchasing exchange-traded and OTC put and call options on the Index or Index-linked exchange traded products. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock or other asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock or other asset at a specified price (strike price) within a specific time period.

The option overlay is a strategic, persistent exposure meant to hedge against market moves and to add convexity to the Fund. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. The Fund anticipates purchasing and selling options on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and the individual option expiration dates. However, the Fund may rebalance its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the protection provided by the option strategy ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund’s returns are intended to possess convexity because the relationship between the Fund’s returns and market returns is not designed to be linear. That is, if market returns go up and down in a linear fashion, the Fund’s returns are expected to rise faster than the market in positive markets; while declining less than the market in negative markets. The value of the Fund’s call options is expected to rise in proportion to the rise in value of the underlying assets, but the amount by which the Fund’s options increase or decrease in value depends on how far the market has moved from the time the options position was initiated. The value of the Fund’s call options is expected to rise faster than the market if the Adviser successfully selects options that appreciate in value. The value of the Fund’s put options are expected to decrease in proportion to the decrease in the value of the underlying assets, but the amount by which the Fund’s put options decrease in value depends on how far the market has moved since from the time the position was initiated.

The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period. These differences can be significant. Daily compounding of the investment return of the Fund can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on the Fund’s performance and the volatility of the Index may be at least as important to the returns of the Fund as the return of the Index. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. (Eastern Time).

The Index is a non-investable index that measures the implied volatility of the S&P 500. For these purposes, “implied volatility” is a measure of the expected volatility (i.e., the rate and magnitude of variations in performance) of the S&P 500 over the next 30 days. The Index does not represent the actual volatility of the S&P 500. The Index is calculated based on the prices of a constantly changing portfolio of S&P 500 put and call options.

The Fund may engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with its daily investment objective (-0.2x to -0.3x). The impact of changes to the value of the Index each day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the level of the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, inverse exposure may need to be decreased. Conversely, if the level of the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, inverse exposure may need to be increased. The time and manner in which the Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Adviser.

The Fund invests in certain futures markets (such as VIX futures) indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled subsidiary. These investments are designed to enhance the ability of the Fund to obtain exposure to the futures market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The returns from the investments in the Fund’s subsidiary are income to the Fund and the shareholders. Unlike the Fund, the Subsidiary may invest without limitation indirectly in certain futures-linked derivatives investments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives.

Non-Fundamental Investment Policies:

Each Fund, except for Simplify Barrier Income ETF, Simplify Enhanced Income ETF, Simplify Interest Rate Hedge ETF, Simplify Multi-QIS Alternative ETF, Simplify Target 15 Distribution ETF, and Simplify Volatility Premium ETF, has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a particular type of security, index or investment focus consistent with its name. Each Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, upon 60 days’ prior notice to shareholders.

Temporary Defensive Positions:

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Investment Risks:

All funds take investment risks. Therefore, it is possible to lose money by investing in a Fund. The principal risks that may reduce a Fund’s returns, include the following:

Simplify Aggregate Bond ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity and Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	High Yield Risk

●	Large Capitalization Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Mortgage-Related Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Subsidiary Investment Risk

●	Swap Risk

●	TBA Securities Risk

●	TIPS Risk

●	Turnover Rate Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

Simplify Barrier Income ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Forwards Contracts Risk

●	Large Capitalization Risk

●	Leverage Risk

●	Limited History of Operations

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Swap Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

Simplify Bitcoin Strategy ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Bitcoin ETF Risk

●	Bitcoin Risk

●	Concentration Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Exchange Traded Product (ETP) Risk

●	Fixed Income Securities Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Non-Diversification Risk

●	Options Risk

●	Reverse Repurchase Agreements Risk

●	Swap Risk

●	TIPS Risk

●	Turnover Rate Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

●	Valuation Risk

●	Wholly-Owned Subsidiary Risk

Simplify Bond Bull ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Limited History Risk

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Options Risk

●	Over-the-Counter Market Risk

●	Premium/Discount Trading Risk

●	Swap Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

●	Volatility Risk

Simplify China A Shares PLUS Income ETF

●	Active Management Risk

●	ADR Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	China Risk

●	Counterparty Risk

●	Currency (Foreign) Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risk

●	Foreign Closed Market Trading Risk

●	Futures Risk

●	Limited History Risk

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Options Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Stock Connect Indirect Investment Risk

●	Swaps Risk

●	Turnover Rate Risk

●	Underlying Fund Risk

●	US Treasury and Agency Market Risk

●	Volatility Risk

Simplify Chinese Commodities Strategy No K-1 ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	China Risk

●	Commodity Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Emerging Markets Risk

●	ETF Structure Risks

●	Leverage Risk

●	Market and Geopolitical Risk

●	Money Market Funds Risk

●	Non-Diversification Risk

●	Repurchase Agreements Risk

●	Rolling Futures Contract Risk

●	Subsidiary Investment Risk

●	Swaps Risk

●	Turnover Rate Risk

●	U.S. Treasury Market Risk

Simplify Commodities Strategy No K-1 ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Money Market Funds Risk

●	Repurchase Agreements Risk

●	Rolling Futures Contract Risk

●	Subsidiary Investment Risk

●	Swap Risk

●	Turnover Rate Risk

●	U.S. Treasury Market Risk

Simplify Currency Strategy ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Counterparty Risk

●	Currency (Foreign) Risk

●	Early Close/Trading Halt Risk

●	Emerging Market Risk

●	ETF Structure Risk

●	Foreign Investment Risk

●	Forward Contracts Risk

●	Futures Contracts Risk

●	Leverage Risk

●	Limited History Risk

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Over-the-Counter Market Risk

●	Swap Risk

●	Turnover Rate Risk

●	US Treasury and Agency Risk

●	Volatility Risk

Simplify DBi CTA Managed Futures Index ETF

●	Affiliated Money Market ETF Conflict of Interest Risk

●	CTA Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risk

●	Futures Risk

●	Index Provider Risk

●	Limited History Risk

●	Market and Geopolitical Risk

●	Non-Diversification Risk

●	Passive Investment Risk

●	Subsidiary Risk

●	Swaps Risk

●	Tracking Error Risk

●	U.S. Treasury and Agency Market Risk

●	Underlying Fund Risk

Simplify Enhanced Income ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity Risk

●	Counterparty Risk

●	Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Leverage Risk

●	Limited History of Operations Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Subsidiary Investment Risk

●	Turnover Rate Risk

●	U.S. Treasuries Risk

●	Underlying Fund Risk

●	Volatility Risk

Simplify Gold Strategy ETF

●	Active Management Risk

●	Affiliated ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Concentration Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risk

●	Fixed Income Securities Risk

●	Gold Futures Risk

●	Gold Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Options Risk

●	Over-the-Counter Market Risk

●	Subsidiary Investment Risk

●	Swaps Risk

●	Turnover Rate Risk

●	Underlying Fund Risk (YGLD)

●	US Treasury and Agency Market Risk

●	Volatility Risk

Simplify Government Money Market ETF

●	Credit Risk

●	ETF Structure Risk

●	Fixed Income Securities Risk

●	Interest Rate Risk

●	Limited History Risk

●	Management Risk

●	Market and Geopolitical Risk

●	Repurchase Agreements Risk

●	U.S. Government Obligations Risk

●	U.S. Treasury Market Risk

●	Variable and Floating Rate Instrument Risk

●	When-Issued, Delayed Delivery, and Forward Commitments Risk

Simplify Health Care ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Biotechnology Industry Risk

●	Concentration Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Health Care Risk

●	Large Capitalization Risk

●	Market and Geopolitical Risk

●	Medical Product and Device Company Risk

●	Micro Capitalization Stock Risk

●	Pharmaceutical Company Risk

●	Repurchase Agreements Risk

●	Small and Medium Capitalization Stock Risk

●	Turnover Rate Risk

●	Underlying Fund Risk

Simplify Hedged Equity ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Futures Risk

●	Large Capitalization Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Put/Spread Collar Strategy Risk

●	Underlying Fund Risk

Simplify High Yield ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Commodity and Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Junk Bond Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Swap Risk

●	Underlying Fund Risk

Simplify Interest Rate Hedge ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash and Cash Equivalents Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Non-Diversification Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Premium/Discount Trading Risk

●	Swaptions Risk

●	Underlying Fund Risk

●	US Treasury and Agency Market Risk

●	Volatility Risk

Simplify Intermediate Term Treasury Futures Strategy ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Quarterly Rebalancing Risk

●	Short-Term Investment Risk

●	U.S. Treasuries Risk

●	Underlying Fund Risk

Simplify Managed Futures Strategy ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity and Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Futures Risks

●	Leverage Risk

●	Market and Geopolitical Risk

●	Reverse Repurchase Agreements Risk

●	Rolling Futures Contract Risk

●	Subsidiary Investment Risk

●	Swaps Risk

●	U.S. Treasury Market Risk

Simplify MBS ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Concentration Risk

●	Counterparty Risk

●	Derivatives Risk

●	Dollar Roll Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risk

●	Fixed Income Securities Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Mortgage-Related Risks

●	Options Risk

●	Over the Counter Market Risk

●	Swap Risk

●	TBA Securities Risk

●	Underlying Fund Risk

●	US Treasury and Agency Market Risk

Simplify Multi-QIS Alternative ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Commodity Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Emerging Markets Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Foreign Currency Risk

●	Foreign Exchange Risk

●	Foreign Investment Risk

●	Futures Risk

●	Junk Bond Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Subsidiary Investment Risk

●	Total Return Swap Risk

●	Turnover Rate Risk

●	U.S. Treasuries Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

●	Volatility Risk

Simplify Short Term Treasury Futures Strategy ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Limited History of Operations Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Quarterly Rebalancing Risk

●	Short-Term Investment Risk

●	U.S. Treasuries Risk

●	Underlying Fund Risk

Simplify Target 15 Distribution ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Counterparty Risk

●	Derivatives Risk

●	Distribution Policy Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Forwards Contracts Risk

●	Large Capitalization Risk

●	Leverage Risk

●	Limited History of Operations

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Swap Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

Simplify Treasury Option Income ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Cash and Cash Equivalents Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Futures Risk

●	Leverage Risk

●	Limited History of Operations Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	TIPS Risk

●	Turnover Rate Risk

●	U.S. Treasuries Risk

●	U.S. Treasury Market Risk

●	Underlying Fund Risk

Simplify US Equity PLUS Bitcoin Strategy ETF

●	Active Management Risk

●	Affiliated ETF Conflict of Interest Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Bitcoin ETF Risk

●	Bitcoin Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Exchange Traded Product Risk

●	Futures Contract Risk

●	Large Capitalization Risk

●	Market and Geopolitical Risk

●	Small and Medium Capitalization Risk

●	Underlying Fund Risk

●	Valuation Risk

Simplify US Equity PLUS Convexity ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity Risk

●	Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Risk

●	Futures Risk

●	Large Capitalization Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Turnover Rate Risk

●	Underlying Fund Risk

●	Volatility Risk

Simplify US Equity PLUS Downside Convexity ETF

●	Active Management Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Commodity Risk

●	Currency Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Fixed Income Risk

●	Futures Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Turnover Rate Risk

●	Underlying Fund Risk

●	Volatility Risk

Simplify US Equity PLUS Managed Futures Strategy ETF

●	Active Management Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risk

●	Futures Risk

●	Limited History Risk

●	Market and Geopolitical Risk

●	Non-Diversified Fund Risk

●	Underlying Fund Risk

Simplify US Equity Income ETF

●	Active Management Risk

●	Affiliated ETF Conflict of Interest Risk

●	Cash or Cash Equivalents Risk.

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	ETF Structure Risks

●	Futures Risk.

●	Large Capitalization Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Options Risk

●	Over-the-Counter Market Risk

●	Small and Medium Capitalization Risk

●	Underlying Fund Risk

Simplify Volatility Premium ETF

●	Active Management Risk

●	Affiliated ETF Conflict of Interest Risk

●	Affiliated Money Market ETF Conflict of Interest Risk

●	Borrowing Risk

●	Cash or Cash Equivalents Risk

●	Compounding Risk

●	Counterparty Risk

●	Daily Rebalancing Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	ETF Structure Risks

●	Fixed Income Securities Risk

●	Inverse Correlation Risk

●	Leverage Risk

●	Market and Geopolitical Risk

●	Option Risk

●	Over-the-Counter Market Risk

●	Reverse Repurchase Agreement Risk

●	Short-Term Investment Risk

●	Turnover Rate Risk

●	Underlying Fund Risk

●	VIX Futures Risk

●	Volatility Risk

●	Wholly-Owned Subsidiary Risk

The following describes the risks noted above with respect to a Fund’s investments.

Active Management Risk. Each Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns. Depending on a Fund’s particular investment strategy, the Adviser’s strategy may be highly sensitive to changes in interest rates.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Unsponsored ADRs are organized without the cooperation of the issuer and information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights are not passed through.

Affiliated ETF Conflict of Interest Risk. Because the Fund may invest in affiliated ETFs the Adviser is subject to conflicts of interest in allocating the Fund’s assets among the affiliated ETFs. The Adviser will receive more revenue to the extent it selects affiliated ETFs rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those affiliated ETFs for which the net advisory fees payable to the Adviser are higher than the fees payable by other affiliated ETFs.

Affiliated Fund Risk: The Funds may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the Affiliated Funds. The Adviser will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Adviser may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Affiliated Funds. The Adviser has agreed to waive any portion of its management fee earned by investing the Fund’s assets invested in an Affiliated Fund.

Allocation Risk. If a Fund’s strategy for allocating assets among stock of U.S. companies does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Bitcoin Risk. The value of the Fund’s investment in Bitcoin ETPs and Bitcoin ETFs are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin. 2 Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin ETPs and Bitcoin ETFs may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETFs that reference the price of Bitcoin. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures contracts, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy. The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETF. A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs and Bitcoin futures contracts held by the Bitcoin ETFs. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, and the Bitcoin futures contracts held by the Bitcoin ETFs. 3 The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs and Bitcoin ETFs. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin ETPs, Bitcoin ETFs, and the Fund.

Bitcoin Tax Risk (SPBC and MAXI). The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Although the income from Bitcoin ETPs in which the Fund invests is not treated as “qualifying income” for purposes of the 90% income requirement, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETP is not sold by the Fund and thus, no income is generated for the Fund. Additional risks with respect to APs are described under the “Authorized Participant Risk” below.

If, in any year, the Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Bitcoin Tax Risk (MAXI). By investing in Bitcoin futures indirectly through the Subsidiary, the Fund will obtain exposure to the Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Bitcoin Futures Contract Risk (MAXI). The market for Bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets as Bitcoin futures are relatively new. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Bitcoin futures may trade at a price premium above Bitcoin. As a futures contract approaches expiration, the price premium will tend to erode, which will result in losses to the Fund assuming other things equal.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Borrowing Risk. The Fund may borrow for investment purposes indirectly by using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions to under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and may demonstrate significantly higher volatility than developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and or political and social instability. Chinese companies are also subject to governmental intervention in their operations and structure. The Chinese economy is export-driven and highly reliant on trading with key partners. The Chinese government regulates the payment of foreign currency denominated obligations. Consequently, the RMB is not freely convertible and currency conversion transactions are subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry.

Chinese entities have incurred significant levels of debt and Chinese financial institutions hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults, which could trigger a financial crisis and make Chinese securities illiquid.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change. The interpretation, application and enforcement of such laws could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

○	Emerging Markets Risk. China is still considered an emerging market economy. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Commodity Risk. Investments linked to commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity futures contracts may experience large losses. The value of instruments linked to commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

Commodity and Currency Risk. Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

Compounding Risk. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period. These differences can be significant. Daily compounding of the investment return of the Fund can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on the Fund’s performance and the volatility of the Index may be at least as important to the returns of the Fund as the return of the Index.

Concentration Risk. Concentration risk is the possibility that securities within the same industry will decline in price due to industry-specific market or economic developments. If the Fund invests more heavily in a particular industry, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that industry. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those industries.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Risk. The issuer of a debt security (i.e., the borrower) may be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk. The Fund holds investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Daily Rebalancing Risk. The daily rebalancing of the futures contracts underlying an index may impact trading in such futures contracts. For example, such trading may cause futures commission merchants to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume of the underlying futures contracts and may adversely affect the market price of such underlying futures contracts and in turn the level of the relevant index.

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk, risk of mispricing or improper valuation, and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Distribution Policy Risk. The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of a Fund’s current net asset value per share. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in a Fund. Shareholders should not assume that the source of a distribution from a Fund is net profit.

●	Tax Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. The Funds will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, a Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dollar Roll Risk. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions have the effect of creating leverage in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk: Each Fund is structured as an ETF and some Funds may invest in Underlying ETFs. As a result, each Fund is subject to special risks, including:

●	Not Individually Redeemable. A Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in a Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of a Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with a Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from a Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than a Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of a Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and a Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, a Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund invests in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including: provisions preventing Bitcoin ETP insiders from managing a Spot Bitcoin ETP to their benefit and to the detriment of shareholders; provisions preventing a Bitcoin ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Bitcoin ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Bitcoin ETP’s character without the consent of shareholders. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Fixed Income Securities Risk. Fixed income securities risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When a Fund invests in fixed income securities the value of your investment in a Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause a Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Closed Market Trading Risk. To the extent the Fund’s investments are linked to those that trade in Chinese markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Fund Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their Shares of the Fund, or purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant Chinese non-U.S. markets.

Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Exchange Risk. Because options held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. and Canada that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. and Canadian companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. and Canadian markets. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

Forward Contracts Risk. The value of a forward contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, forward contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when, and how to use forwards involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behaviour or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition to the risks associated with all derivatives, the prices of forward contracts can be highly volatile, and may lower total return.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and a Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Gold Risk. The price of gold may be volatile and gold futures contracts may be highly sensitive to the price of gold. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold has sales commission, storage, insurance, and auditing expenses, which may tend to reduce trading and liquidity.

Gold Futures Risk. Gold futures are subject to inherent leverage that magnifies Fund losses. Futures may not provide an effective substitute for gold because changes in futures prices may not track those of the underlying gold bullion. Lack of correlation (or tracking) may be due to factors unrelated to the value of gold, such as speculative or other pressures on the markets. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions.

Health Care Risk. To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.

High Yield Risk. The Fund may invest in high yield risk securities (commonly known as “junk bonds”) which are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of an index. There is no assurance that the index will be compiled, determined, composed or calculated accurately. The index provider does not offer any warranty nor accepts any liability in relation to the quality, accuracy or completeness of data in the index; and does not guarantee that the index will perform in line with its methodology.

Indirect Underlying Fund Risk. ETFs serve as reference assets for derivatives in which a Fund invests. These ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, the indirect cost of investing in a Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, which are similar to the risks of a Fund.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low interest rates may magnify interest rate risk. During periods of very low interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

Inverse Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse of the percentage change of the Index on such day.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives or futures can create leverage, which can amplify the effects of market volatility on each Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of other funds that do not use such techniques.

Limited History of Operations Risk. A Fund may be a new or relatively new ETF and therefore may have a limited history of operations for investors to evaluate. Investors in a Fund bear the risk that it may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in a Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing a Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the investments selected by the Adviser will produce positive returns. The Adviser may be incorrect in its assessment of the value of a particular security or assessment of market direction, interest rate changes or other trends, which can result in losses to the Fund.

MBS and ABS Risks. MBS and ABS represent interests in “pools” of mortgages or other assets and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. MBS and ABS are sensitive to the default rates of underlying mortgage loans or other loans or obligations.

Medical Product and Device Company Risk. Companies that manufacture or develop medical products or devices subject to extensive regulation in the United States by the FDA and by comparable government agencies in other countries. The regulations govern the development, design, approval, manufacturing, labeling, importing and exporting and sale and marketing of many of our medical products. These regulations are also subject to future change. Failure to comply with applicable regulations and quality assurance guidelines could lead to manufacturing shutdowns, product shortages, delays in product manufacturing, product seizures, recalls, operating restrictions, withdrawal or suspension of required licenses, and prohibitions against exporting of products to, or importing products from, countries outside the United States. Medical product and medical device companies could be required to expend significant financial and human resources to remediate failures to comply with applicable regulations and quality assurance guidelines.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses.

Mortgage-Related Risks. MBS represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. MBS can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Options Risk. The Funds may purchase and/or write call and put options on securities in which they invest. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

A Fund may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which a Fund plans to purchase. Certain types of options are highly sensitive to changes in interest rates.

○	Put Options. When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, a Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security or reference asset must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

○	Put Spread Risk. Put spreads provide only limited protection when there are significant market declines. The Fund will not be protected beyond the strike price of the written leg of the put spread.

○	Barrier Put Spread Risk. A Fund establishes a barrier based on the performance of the reference asset over the duration of an outcome period. A Fund will begin to experience the entirety of the losses of the reference asset losses if such losses breach the barrier, through the Initial Breach Losses or Full Breach Losses, as applicable. Further, a Fund subjects shareholders to Initial Breach Losses on an accelerated basis from 0% to the barrier and experiences further Full Breach Losses thereafter (typically 1% beyond the barrier). In addition, the operationality of a barrier is such that a Fund may experience dramatic changes in value of its NAV at the end of the relevant outcome period, even if the changes in the reference asset minimal. A shareholder may lose substantially all its investment.

○	Call Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

○	Call Spread Risk. Call spreads will limit the Fund’s participation in significant market gains. A Fund will not participate in gains beyond the strike price of the written leg of the call spread.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Fund in over-the-counter transactions may include an undisclosed dealer markup. Each Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to a Fund.

Passive Investment Risk. The Fund is not actively managed, and the Adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the applicable Index or selling the holding is otherwise required upon rebalancing of the applicable Index as addressed in the methodology of the applicable Index.

Put/Spread Collar Strategy Risk. The put/collar strategy used to seek to protect the Fund against a decline in value may not work as intended. In addition, as described above, this strategy provides investors less downside risk when there is only a small decline in the price of the stock, and the strategy will not be effective in protecting the Fund from steeper declines. The Fund’s collar strategy will consist of call options positions and long put options positions. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the S&P 500 ETFs above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the S&P 500 ETFs if the put options become in the money, but during periods where the S&P 500 ETFs appreciate, the Fund will underperform due to the cost of the premiums paid and the increased value of call sold. Investors who purchase shares of the Fund when the Fund’s put/collar strategy is not active may experience different levels of downside protection and upside participation depending on market performance. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to purchase or sell options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error. The Fund’s returns will not match that of a fund that invests solely in securities listed on the S&P 500 index.

Pharmaceutical Company Risk. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

Premium/Discount Trading Risk. The Fund may trade at greater than 2% premium to its NAV because of typical bid-offer spreads for OTC products and a credit support annex that is specific to a fund registered under the 1940 Act. In periods of outflows, the Fund may trade at greater than 2% discount to its NAV for the same reason. Such variations in the premium or discount may have disparate effects on certain shareholders. Shareholders who purchase shares on the secondary market at a premium to NAV may lose disproportionate value if the Fund begins trading at a discount. Similarly, Authorized Participants who wish to redeem creation units at NAV may receive a basket with a per share value below that of the current trading price of the Fund.

Quarterly Rebalancing Risk. The quarterly rebalancing of the futures contracts underlying the Index may impact trading in such futures contracts. For example, such trading may cause Futures Commission Merchants to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume of the underlying futures contracts and may adversely affect the market price of such underlying futures contracts and in turn the level of the Index.

REIT Risk. A real estate investment trust’s (REIT’s) performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local and regional. and national economic conditions, interest rates and tax considerations. A Fund’s investments in REITs may subject the fund to the following additional risks: declines in the value of real estate, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements. A Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Rolling Futures Contract Risk. A Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when a Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. A Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund.

Short-Term Investment Risk. Investors holding shares of the Fund over longer-term periods may be subject to increased risk of loss. The Fund is intended to be used only for short-term investment horizons. An investor in the Fund can lose all or a substantial portion of his or her investment within a calendar quarter. The longer an investor’s holding period in the Fund, the greater the potential for loss.

Small and Medium Capitalization Risk. The earnings and prospects of small to medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Stock Connect Indirect Investment Risk. Fund counterparties investing in China A Shares through Stock Connect are subject to trading, clearance, settlement and other procedures, which could pose indirect risks to the Fund. Trading through Stock Connect is subject to the Daily Quota, which may restrict the ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy through counterparties. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment by the Fund counterparty in China A Shares through Stock Connect may indirectly subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and a Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. A Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, a Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Swap contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including swap contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Swaptions Risk. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement. Certain types of swaptions are highly sensitive to changes in interest rates.

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

Technology Sector Risk. The Funds may make investments in certain ETFs that are concentrated in the Information Technology sector, which means the ETFs are more likely to be more adversely affected by any negative performance of the Information Technology sector than ETFs that have more diversified holdings across a number of sectors. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the ETFs’ investments. The value of stocks of technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the Information Technology sector may face dramatic and often unpredictable changes in growth rates and competition.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater.

Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Total Return Swap Risk. Leverage inherent in derivatives such as total return swaps will tend to magnify the Fund’s losses if the price of the short positions rise or the price of the long positions fall.

Tracking Error Risk. Tracking error is the divergence of a Fund’s performance from that of its Index. Tracking error may occur because of imperfect correlation between a Fund’s holdings of portfolio securities and those in its Index, pricing differences, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to its Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Index does not.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs and ETPs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such funds will be similar to the risks of investing in the applicable Fund. Leveraged daily return ETFs are subject to compounding risk. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index, reference asset, or benchmark during the same period of time.

Underlying Fund Risk (YGLD).

ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own gold-related specific risks, but the Adviser expects the principal investments risks of such ETFs and ETPs will be similar to the risks of investing in the Fund. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act.

●	Gold ETF Risks. The Gold ETFs do not invest directly in gold. Instead, the Gold ETFs obtain indirect exposure to gold by investing in gold futures, swaps, and/or options. The market for derivatives linked to gold may be less developed, and potentially less liquid and more volatile, than more established markets. The price for gold futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, collateral requirements may require the Gold ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like gold futures may be considered aggressive and may expose the Gold ETFs to significant risks. These risks include counterparty risk and liquidity risk.

●	Exchange Traded Product (ETP) Risk. The Fund invests in Gold ETPs. Through its positions in Gold ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by a Gold ETP could decrease. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including: provisions preventing Gold ETP insiders from managing a Gold ETP to their benefit and to the detriment of shareholders; provisions preventing a Gold ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Gold ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Gold ETP’s character without the consent of shareholders. When the Fund invests in a Gold ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Gold ETP’s expenses (including operating costs and management fees).

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. Different types of U.S. Government securities have different levels of credit risk depending on the nature of the particular government support for that security. Securities issued by certain U.S. Government agencies and certain U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. For example, the debt of U.S. Government sponsored enterprises, such as that issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. Certain obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Government obligations to decline.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs are intended to reflect the price of bitcoin assets, less fees and expenses. The price of a Bitcoin ETP may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

Variable and Floating Rate Instrument Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

VIX Futures Risk. VIX futures contracts can be highly volatile and the Fund may experience sudden and large losses when buying, selling or holding such instruments; you can lose all or a portion of your investment within a single day. Investments linked to equity market volatility, including VIX futures contracts, can be highly volatile and may experience sudden, large and unexpected losses. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The VIX is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX. As a result, the behavior of a VIX futures contract may be different from a traditional futures contract whose settlement price is based on a specific tradable asset and may differ from an investor’s expectations. The market for VIX futures contracts may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics), changes in interest rates or inflation rates. High volatility may have an adverse impact on the performance of the Fund. An investor in any of the Fund could potentially lose the full principal of his or her investment within a single day.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). The performance of the Fund is based in part on the prices of one or more of the VIX Futures in which the Fund invests. Each of the equity securities held by the Fund and the VIX Futures are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and VIX Futures and, consequently, the value and the market price of the Fund’s Shares. Option and swaption prices will tend to decline when volatility declines.

When-Issued, Delayed Delivery, and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Portfolio Holdings Disclosure: A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”).

SUBSIDIARY (AGGREGATE BOND ETF, BITCOIN STRATEGY ETF, CHINESE COMMODITIES STRATEGY NO K-1, COMMODITIES STRATEGY NO K-1, DBI CTA MANAGED FUTURES INDEX ETF, ENHANCED INCOME ETF, GOLD STRATEGY ETF, MANAGED FUTURES STRATEGY, MULTI-QIS ALTERNATIVE ETF, AND VOLATILITY PREMIUM ETF, ONLY):

Each of the Aggregate Bond ETF, Bitcoin Strategy ETF, Chinese Commodities Strategy No K-1, Commodities Strategy No K-1, DBi CTA Managed Futures Index ETF, Enhanced Income ETF, Gold Strategy ETF, Managed Futures Strategy, Multi-QIS Alternative ETF, and Volatility Premium ETF, executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in options, commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of a Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of a Subsidiary are consolidated with those of the Fund. By investing in commodities, futures and/or options (as applicable) indirectly through a Subsidiary, the Fund obtains exposure to the commodities, futures, and/or options markets within the federal tax requirements that apply to the Fund. Specifically, a Subsidiary provides the Fund with exposure to the commodities options, and/or futures markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as

amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives futures, and/or options through the Subsidiary because income from these derivatives and options is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, a Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of a Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in a Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include a Subsidiary.

The Subsidiary follows the same compliance policies and procedures, as its corresponding Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to each Subsidiary.

The Adviser to the Subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment adviser to a fund under the 1940 Act.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as each Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages only the Funds.

Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between each Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) as stated below. The management agreement between the Funds and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

A discussion regarding the basis for the Board’s approval of the Adviser’s management agreement with respect to RFIX, CAS, FOXY, and XV is available in the Funds’ annual report to shareholders for the 12-month period ended June 30, 2025. A discussion regarding the basis for the Board’s approval of the Adviser’s management agreement with respect to each of CCOM and SDMF is available in the Funds’ annual report to shareholders for the 12-month period ended June 30, 2026. A discussion regarding the basis of the Board’s approval of the management agreement between the Adviser and the Trust on behalf of each of the other Funds in this Prospectus will be available in the Funds’ Form N-CSR covering the six-month period ended December 31, 2026.

Fund	Management Fee	Actual Fee Paid During Last Fiscal Year (After Waiver)
AGGH	0.40%	0.25%
SBAR	0.75%
MAXI	0.85%	0.85%
RFIX	0.50%
CAS	0.88%
CCOM	0.99%
HARD	0.75%	0.75%
FOXY	0.75%
SDMF	0.20%
HIGH	0.50%
YGLD	0.50%
SBIL	0.15%
PINK	0.50%	0.50%
HEQT	0.45%	0.50%
CDX	0.38%	0.25%

Fund	Management Fee	Actual Fee Paid During Last Fiscal Year (After Waiver)
PFIX	0.50%	0.50%
TYA	0.25%
CTA	0.75%	0.75%
MTBA	0.15%	0.15%
QIS	1.00%	1.00%
TUA	0.25%
XV	0.75%
BUCK	0.35%	0.35%
SPBC	0.50%	0.50%
SPYC	0.50%
SPD	0.50%
CTAP	0.10%
SPUC	0.50%
SVOL	0.50%	0.50%

The Adviser has contractually agreed, through at least October 31, 2027, to waive its management fees by the amount stated below, for each Fund listed below. This agreement may be terminated with respect to a Fund only by the Board on 60 days’ written notice to the Adviser.

Fund	Fee Waiver	Expiration
BUCK	0.10%	10-31-27
CTA	0.05%	10-31-27
FOXY	0.05%	10-31-27
HARD	0.05%	10-31-27
HIGH	0.05%	10-31-27
SBAR	0.10%	10-31-27
XV	0.10%	10-31-27
YGLD	0.05%	10-31-27

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing a Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jason England is a managing director and portfolio manager of the Adviser, focusing on Fixed Income strategies. He joined the Adviser in April 2024 after serving as a global bonds portfolio manager at Janus Henderson Investors from 2017 to April 2024, where he co-managed Short Duration Income strategies and led the U.S. desk for the Short Duration Income ETF (VNLA). Prior to that, Jason was a senior vice president at PIMCO, managing portfolios across various asset classes. He holds an MBA and a B.S. in business administration from the University of Southern California and has 31 years of industry experience.

Shailesh Gupta is the head of trading for the Adviser. From 2012 to 2017, Mr. Gupta served as the head of trading for Commonwealth Opportunity Capital. From 2017 to 2020, he served as a portfolio manager for Anfield Capital Management.

David Jackson has served as a Trader and Portfolio Manager of the Adviser since March 2022. From 2010 to 2021, Mr. Jackson served as Vice President on the Equities Trading and Portfolio Management teams at Pacific Investment Management Company, covering a wide variety of both passive and active investment strategies for retail and institutional clients.

Ken Miller is a Managing Director and Portfolio Manager of the Adviser. Prior to joining the Adviser, Mr. Miller was a Portfolio Manager at Longtail Alpha where he formulated both absolute return strategies for unconstrained accounts and tail-risk hedge solutions to add alpha versus passive hedge benchmarks. Prior to Longtail Alpha, LLC from 2018 to 2021. Mr. Miller was an Executive Vice President at PIMCO from 2000 to 2018, where he managed G10 bond portfolios and traded equity, fixed income, and FX derivatives across the firm’s accounts. Mr. Miller holds a Bachelor’s degree in Applied Mathematics from UC Berkeley and a Master of Business Administration from the Marshall School at the University of Southern California.

Jeff Schwarte is the Chief Equity Strategist at Simplify Asset Management, focusing on product innovation, thought leadership, and portfolio management. Before joining Simplify, he led Principal’s global systematic solutions team, overseeing model development and risk management analytics. Jeff managed several custom US, international, and global strategies and has been with Principal since 1993, serving in various roles, including portfolio manager, investment accountant, and auditor. He holds a bachelor’s degree in accounting from the University of Northern Iowa and is a CFA charterholder, CPA, and Certified Internal Auditor.

Michael Taylor has been a portfolio manager at the Adviser since October 2021. In addition to serving as portfolio manager, Mr. Taylor is the Managing Director and portfolio manager at Critical Mass Partners, LLC, a company that focuses health care investing since 2011.

Emilio Freire Bauzano serves as Portfolio Manager at the Adviser and has been with the firm since its inception in 2020, initially joining as a quantitative analyst to help build the analytics and data modelling infrastructure, and eventually growing into a strategist role supporting the Portfolio Managers in the research and daily management of multiple systematic option-based funds.

Chris Getter, has served as Emerging Markets Strategist of the Adviser since June 2024. From January 2021 to May 2024 he was retired. Previously, he was Director Lazard Asset Management, from September of 2019 to December of 2020. Prior to that service, he was Executive Vice President of PIMCO Asset Management from October 2008 to April 2019.

Christopher Chua is a Portfolio Manager of the Adviser. Mr. Chua has served the Adviser in that capacity since January 2025, and previously served the Adviser as Operations Associate from September 2022 to January 2025; and as a Portfolio Associate Intern, from January 2022 to September 2022. Previously, he was a Financial Analyst for Wedbush Securities from October 2020 to September 2021. Mr. Chua holds a Master’s degree in Finance from the University of California, Irvine’s Paul Merage School of Business. He also holds a B.S. in Business/Managerial Economics from California State University, Los Angles.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The NAV of each Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, each Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results. Independent pricing services may assist in calculating the value of each Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds.

In computing the NAV, the Funds value foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO BUY AND SELL SHARES

Shares of the Funds are listed for trading on the respective Exchanges, as stated below. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Funds’ distributor may acquire Shares from the Funds, and Authorized Participants may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares (Simplify Government Money Market ETF Creation Units of 10,000 Shares). Purchases and redemptions directly with the Funds must follow each Fund’s procedures, which are described in the SAI. The Funds expect that purchases and redemptions of Creation Units will be made primarily through in-kind delivery of portfolio securities. A Fund may liquidate and terminate at any time without shareholder approval.

Fund Name	Ticker Symbol (Exchange)

Simplify Aggregate Bond ETF	AGGH (NYSE Arca, Inc.)
Simplify Barrier Income ETF	SBAR (NYSE Arca, Inc.)
Simplify Bitcoin Strategy ETF	MAXI (Nasdaq Stock Market LLC)
Simplify Bond Bull ETF	RFIX (NYSE Arca, Inc.)
Simplify China A Shares Plus Income ETF	CAS (NYSE Arca, Inc.)
Simplify Chinese Commodities Strategy No K-1 ETF	CCOM (NYSE Arca, Inc.)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)
Simplify Currency Strategy ETF	FOXY (NYSE Arca, Inc.)
Simplify DBi CTA Managed Futures Index ETF	SDMF (NYSE Arca, Inc.)
Simplify Enhanced Income ETF	HIGH (NYSE Arca, Inc.)
Simplify Gold Strategy ETF	YGLD (NYSE Arca, Inc.)
Simplify Government Money Market ETF	SBIL (NYSE Arca, Inc.)

Fund Name	Ticker Symbol (Exchange)

Simplify Health Care ETF	PINK (NYSE Arca, Inc.)
Simplify Hedged Equity ETF	HEQT (NYSE Arca, Inc.)
Simplify High Yield ETF	CDX (NYSE Arca, Inc.)
Simplify Interest Rate Hedge ETF	PFIX (NYSE Arca, Inc.)
Simplify Intermediate Term Treasury Futures Strategy ETF	TYA (CBOE BZX Exchange, Inc.)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify MBS ETF	MTBA (NYSE Arca, Inc.)
Simplify Multi-QIS Alternative ETF	QIS (NYSE Arca, Inc.)
Simplify Short Term Treasury Futures Strategy ETF	TUA (NYSE Arca, Inc.)
Simplify Target 15 Distribution ETF	XV (NYSE Arca, Inc.)
Simplify Treasury Option Income ETF	BUCK (NYSE Arca, Inc.)
Simplify US Equity PLUS Bitcoin Strategy ETF	SPBC (Nasdaq Stock Market LLC)
Simplify US Equity PLUS Convexity ETF	SPYC (NYSE Arca, Inc.)
Simplify US Equity PLUS Downside Convexity ETF	SPD (NYSE Arca, Inc.)
Simplify US Equity PLUS Managed Futures Strategy ETF	CTAP (NYSE Arca, Inc.)
Simplify US Equity Income ETF	SPUC (NYSE Arca, Inc.)
Simplify Volatility Premium ETF	SVOL (NYSE Arca, Inc.)

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Funds in exchange for Shares and an estimated cash component, may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants that have entered into a contract with the Funds’ distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Funds and will not be paid by the Funds unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each of the Chinese Commodities Strategy No K-1, Commodities Strategy No K-1, DBi CTA Managed Futures Index ETF, Health Care ETF, Hedged Equity ETF, Multi-QIS ETF, US Equity PLUS Convexity ETF, US Equity PLUS Downside Convexity ETF, US Equity PLUS Bitcoin Strategy ETF, and US Equity PLUS Managed Futures Strategy ETF; and dividends from net investment income, if any, are declared and paid monthly for each of Aggregate Bond ETF, Barrier Income ETF, Bond Bull ETF, Bitcoin Strategy ETF, Currency Strategy ETF, China A Shares PLUS Income ETF, Enhanced Income ETF, Gold Strategy ETF, High Yield ETF, Interest Rate Hedge ETF, Intermediate Term Treasury Futures Strategy ETF, MBS ETF, Short Term Treasury Futures Strategy ETF, Target 15 Distribution ETF, Treasury Option Income ETF, US Equity Income ETF, and Volatility Premium ETF. The Funds distribute their net realized capital gains, if any, to shareholders annually. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	A Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from each Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of each Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends each Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and each Fund’s obligation to report basis information to the Service.

If a shareholder purchases shares after a Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Funds’ administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of a Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for various periods ended June 30 has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose reports, along with each Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Aggregate Bond ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2026	2025	2024		2023		2022(a)
Net Asset Value, beginning of period	$20.44	$20.73	$22.50		$23.64		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.77	0.73	0.89		0.55		0.13
Net realized and unrealized gain (loss)	0.46	0.53	(0.38	)(c)	(0.45)		(1.35)
Total from investment operations	1.23	1.26	0.51		0.10		(1.22)
Less distributions from:
Net investment income	(0.95)	(0.72)	(0.99)		(0.83)		(0.14)
Net realized gains	(0.05)	—	—		—		—
Return of capital	(0.51)	(0.83)	(1.29)		(0.41)		—
Total distributions	(1.51)	(1.55)	(2.28)		(1.24)		(0.14)
Net Asset Value, end of period	$20.16	$20.44	$20.73		$22.50		$23.64
Total Return (%)	6.14	6.19	2.48		0.49	(d)	(4.89	)(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$527	$325	$207		$12		$1
Ratio of expenses before fee waiver (%)	0.50 (f)	0.50 (f)	0.52	(f)(g)	0.87	(f)(h)	0.50	(f)(i)
Ratio of expenses after fee waiver (%)	0.25 (f)	0.25 (f)	0.26	(f)(g)	0.60	(f)(h)	0.25	(f)(i)
Ratio of net investment income (loss) (%)	3.73	3.51	4.19		2.44		1.43	(i)
Portfolio turnover rate (%)(j)	31	299	385		400		14	(e)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Adviser.
(e)	Not annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Barrier Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(k)
Net Asset Value, beginning of period	$26.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.82	0.20
Net realized and unrealized gain (loss)	1.87	1.42
Total from investment operations	2.69	1.62
Less distributions from:
Net investment income	(2.60)	(0.56)
Return of capital	(0.61)	—
Total distributions	(3.21)	(0.56)
Net Asset Value, end of period	$25.54	$26.06
Total Return (%)	11.00	6.52	(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$393	$35
Ratio of expenses (%)	0.75 (f)	0.75	(i)
Ratio of net investment income (loss) (%)	3.24	3.67	(i)
Portfolio turnover rate (%)(j)	0	0	(e)

(b)	Per share numbers have been calculated using the average shares method.
(e)	Not annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Bitcoin Strategy ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2026		2025		2024		2023(a)
Net Asset Value, beginning of period	$31.13		$25.24		$18.08		$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)		0.78		0.76		0.15
Net realized and unrealized gain (loss)	(16.85)		14.28		12.23		6.64
Total from investment operations	(16.91)		15.06		12.99		6.79
Less distributions from:
Net investment income	(5.45)		(8.89)		(4.97)		(1.15)
Net realized gains	—		(0.28)		(0.86)		(0.06)
Return of capital	(0.44)		—		—		—
Total distributions	(5.89)		(9.17)		(5.83)		(1.21)
Net Asset Value, end of period	$8.33		$31.13		$25.24		$18.08
Total Return (%)	(64.85)		74.47		84.03		58.15	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$23		$52		$19		$25
Ratio of expenses (%)	1.31	(d)(e)	1.31	(e)(f)	6.09	(e)(g)	11.18	(e)(h)(i)
Ratio of net investment income (loss) (%)	(0.33)		2.97		3.67		1.35	(h)
Portfolio turnover rate (%)(j)	111		0		0		0	(c)

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(g)	The ratios of expenses to average net assets includes interest expense fees of 5.24%.
(h)	Annualized.
(i)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Bond Bull ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$48.84	$60.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.77	1.11
Net realized and unrealized gain (loss)	(9.63)	(12.31	)(c)
Total from investment operations	(7.86)	(11.20)
Variable transaction fees	0.56	0.75
Less distributions from:
Net investment income	(1.73)	(0.71)
Total distributions	(1.73)	(0.71)
Net Asset Value, end of period	$39.81	$48.84
Total Return (%)	(14.96)	(17.43	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$56	$153
Ratio of expenses (%)	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	4.23	3.99	(e)
Portfolio turnover rate (%)(f)	0	0	(d)

(a)	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify China A Shares PLUS Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(g)
Net Asset Value, beginning of period	$30.21	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.88	0.41
Net realized and unrealized gain (loss)	10.42	4.95
Total from investment operations	11.30	5.36
Variable transaction fees	0.01	0.09
Less distributions from:
Net investment income	(9.73)	(0.24)
Net realized gains	(3.02)	—
Total distributions	(12.75)	(0.24)
Net Asset Value, end of period	$28.77	$30.21
Total Return (%)	46.76	21.86	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$14	$11
Ratio of expenses (%)	0.88 (h)	0.88	(e)
Ratio of net investment income (loss) (%)	2.96	3.33	(e)
Portfolio turnover rate (%)(f)	0	0	(d)

(b)	Per share numbers have been calculated using the average shares method.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period January 13, 2025 (commencement of operations) through June 30, 2025.
(h)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Chinese Commodities Strategy No K-1 ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28
Net realized and unrealized gain (loss)	(0.99)
Total from investment operations	(0.71)
Less distributions from:
Net investment income	(0.18)
Return of capital	(0.12)
Total distributions	(0.30)
Net Asset Value, end of period	$23.99
Total Return (%)	(2.88	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$101
Ratio of expenses (%)	0.99	(d)(e)
Ratio of net investment income (loss) (%)	2.71	(d)
Portfolio turnover rate (%)(f)	0	(c)

(a)	For the period January 26, 2026 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Commodities Strategy No K-1 ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026		2025		2024	2023(g)
Net Asset Value, beginning of period	$28.05		$24.17		$24.69	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.00		1.00		0.99	0.20
Net realized and unrealized gain (loss)	1.79	(h)	3.90	(h)	(0.85)	(0.41)
Total from investment operations	2.79		4.90		0.14	(0.21)
Less distributions from:
Net investment income	(0.63)		(0.93)		(0.66)	(0.10)
Net realized gains	(0.03)		(0.09)		—	—
Return of capital	(0.54)		—		—	—
Total distributions	(1.20)		(1.02)		(0.66)	(0.10)
Net Asset Value, end of period	$29.64		$28.05		$24.17	$24.69
Total Return (%)	9.83		20.52		0.63	(0.86	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$82		$32		$10	$6
Ratio of expenses (%)	0.79	(e)(i)	0.78	(e)(j)	0.75 (e)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	2.86		3.57		4.09	3.06	(d)
Portfolio turnover rate (%)(f)	0		0		0	0	(c)

(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.
(h)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.04%.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Currency Strategy ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.89	0.37
Net realized and unrealized gain (loss)	5.18	1.17	(c)
Total from investment operations	6.07	1.54
Less distributions from:
Net investment income	(2.25)	(0.28)
Return of capital	—	(0.27)
Total distributions	(2.25)	(0.55)
Net Asset Value, end of period	$29.81	$25.99
Total Return (%)	24.09	6.16	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$365	$15
Ratio of expenses (%)	0.75 (e)	0.81	(f)(g)
Ratio of net investment income (loss) (%)	3.12	3.61	(f)
Portfolio turnover rate (%)(h)	0	0	(d)

(a)	For the period February 3, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify DBi CTA Managed Futures Index ETF Selected Per Share Data	Period Ended June 30, 2026(k)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32
Net realized and unrealized gain (loss)	0.26	(l)
Total from investment operations	0.58
Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net Asset Value, end of period	$25.48
Total Return (%)	2.32	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$31
Ratio of expenses (%)	0.20	(e)(h)
Ratio of net investment income (loss) (%)	3.45	(h)
Portfolio turnover rate (%)(j)	0

(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period February 17, 2026 (commencement of operations) through June 30, 2026.
(l)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Enhanced Income ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(i)
Net Asset Value, beginning of period	$24.17	$24.29	$24.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.75	1.01	1.18	0.65
Net realized and unrealized gain (loss)	(1.72)	0.57 (c)	0.37	0.60
Total from investment operations	(0.97)	1.58	1.55	1.25
Less distributions from:
Net investment income	(1.10)	(1.16)	(1.48)	(1.23)
Net realized gains	—	—	(0.03)	(0.03)
Return of capital	(0.43)	(0.54)	(0.74)	—
Total distributions	(1.53)	(1.70)	(2.25)	(1.26)
Net Asset Value, end of period	$21.67	$24.17	$24.29	$24.99
Total Return (%)	(4.06)	6.95	6.51	5.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$71	$192	$435	$26
Ratio of expenses (%)	0.50 (e)	0.50	0.52 (j)	0.87	(f)(k)
Ratio of net investment income (loss) (%)	3.32	4.28	4.83	3.92	(f)
Portfolio turnover rate (%)(h)	0	0	0	0	(d)

(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Gold Strategy ETF Selected Per Share Data	Year Ended June 30, 2026		Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$34.24		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.28		0.64
Net realized and unrealized gain (loss)	3.79	(c)	9.25
Total from investment operations	5.07		9.89
Less distributions from:
Net investment income	(6.43)		(0.65)
Net realized gains	(1.30)		—
Total distributions	(7.73)		(0.65)
Net Asset Value, end of period	$31.58		$34.24
Total Return (%)	10.52		39.74	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$37		$28
Ratio of expenses (%)	0.54	(e)(f)	0.53	(g)(h)
Ratio of net investment income (loss) (%)	3.09		3.67	(g)
Portfolio turnover rate (%)(h)	0		0	(d)

(a)	For the period December 2, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.04%.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Government Money Market ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$100.00
Income (loss) from investment operations:
Net investment income (loss)(b)	3.56
Net realized and unrealized gain (loss)	0.07
Total from investment operations	3.63
Less distributions from:
Net investment income	(3.53)
Return of capital	(0.03)
Total distributions	(3.56)
Net Asset Value, end of period	$100.07
Total Return (%)	3.70	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$5,037
Ratio of expenses (%)	0.15	(d)
Ratio of net investment income (loss) (%)	3.70	(d)
Portfolio turnover rate (%)(e)	0	(c)

(a)	For the period July 14, 2025 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Health Care ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023	2022(f)
Net Asset Value, beginning of period	$30.02	$31.35	$26.55	$24.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.16	0.12	0.18	0.08
Net realized and unrealized gain (loss)	9.24	(1.36)	4.85	1.99	(0.42)
Total from investment operations	9.42	(1.20)	4.97	2.17	(0.34)
Less distributions from:
Net investment income	(0.25)	(0.13)	(0.17)	(0.20)	(0.08)
Total distributions	(0.25)	(0.13)	(0.17)	(0.20)	(0.08)
Net Asset Value, end of period	$39.19	$30.02	$31.35	$26.55	$24.58
Total Return (%)	31.50	(3.84)	18.83	8.81	(1.38	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$359	$131	$137	$59	$34
Ratio of expenses (%)	0.50	0.50	0.50	0.50	0.50	(d)
Ratio of net investment income (loss) (%)	0.53	0.52	0.44	0.72	0.45	(d)
Portfolio turnover rate (%)(e)	171	201	210	118	146	(c)

(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Hedged Equity ETF	Years Ended June 30								Period Ended June 30,
Selected Per Share Data	2026		2025		2024		2023		2022(a)
Net Asset Value, beginning of period	$30.08		$27.65		$24.84		$22.99		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.25		0.28		0.30		0.24		0.18
Net realized and unrealized gain (loss)	3.53		2.51		3.59		2.58		(2.04)
Total from investment operations	3.78		2.79		3.89		2.82		(1.86)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.31)		(0.54)		(0.15)
Net realized gains	—		—		(0.77)		(0.43)		—
Total distributions	(0.40)		(0.36)		(1.08)		(0.97)		(0.15)
Net Asset Value, end of period	$33.46		$30.08		$27.65		$24.84		$22.99
Total Return (%)	12.64		10.13		16.08		12.65		(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$314		$332		$169		$107		$37
Ratio of expenses before fee waiver (%)	0.50	(d)	0.50	(d)	0.51	(d)(e)	0.73	(d)(i)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.40	(d)	0.42	(d)	0.51	(d)(e)	0.73	(d)(i)	0.50	(d)(f)
Ratio of net investment income (loss) (%)	0.80		0.97		1.19		1.02		1.16	(f)
Portfolio turnover rate (%)(g)	1		5		1		10		2	(c)

(a)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.23%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify High Yield ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026	2025		2024	2023	2022(h)
Net Asset Value, beginning of period	$23.20	$22.97		$21.80	$22.23	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.79	0.98		1.12	0.67	0.01
Net realized and unrealized gain (loss)	(1.20)	1.95		1.40	0.76	(2.44)
Total from investment operations	(0.41)	2.93		2.52	1.43	(2.43)
Variable transaction fees	—	—		—	—	0.01
Less distributions from:
Net investment income	(1.18)	(2.70)		(1.35)	(1.39)	(0.24)
Return of capital	(0.56)	—		—	(0.47)	(0.11)
Total distributions	(1.74)	(2.70)		(1.35)	(1.86)	(0.35)
Net Asset Value, end of period	$21.05	$23.20		$22.97	$21.80	$22.23
Total Return (%)	(1.88)	13.60		11.82	6.75	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$394	$245		$156	$45	$30
Ratio of expenses before fee waiver (%)	0.50 (d)	0.50	(d)	0.50	0.51 (e)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.25 (d)	0.25	(d)	0.25	0.26 (e)	0.25	(d)(f)
Ratio of net investment income (loss) (%)	3.55	4.26		4.98	3.05	0.15	(f)
Portfolio turnover rate (%)(g)	55	622		0	0	77	(c)

(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Interest Rate Hedge ETF	Years Ended June 30
Selected Per Share Data	2026	2025	2024	2023	2022
Net Asset Value, beginning of period	$53.81	$48.08	$64.08	$57.25	$40.55
Income (loss) from investment operations:
Net investment income (loss)(a)	1.40	1.77	2.47	1.45	0.03
Net realized and unrealized gain (loss)	(7.49)	5.32	16.32	5.75	15.86
Total from investment operations	(6.09)	7.09	18.79	7.20	15.89
Variable transaction fees	0.40	0.50	0.67	0.47	0.82
Less distributions from:
Net investment income	(2.23)	(1.86)	(3.96)	(0.84)	(0.01)
Net realized gains	(2.48)	—	(31.50)	—	—
Total distributions	(4.71)	(1.86)	(35.46)	(0.84)	(0.01)
Net Asset Value, end of period	$43.41	$53.81	$48.08	$64.08	$57.25
Total Return (%)	(11.44)	16.28	42.78	13.35	41.18
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$176	$156	$145	$218	$302
Ratio of expenses (%)	0.50 (b)	0.50	0.50	0.50	0.50
Ratio of net investment income (loss) (%)	2.92	3.56	3.80	2.26	0.05
Portfolio turnover rate (%)(c)	0	0	164	124	3

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Intermediate Term Treasury Futures Strategy ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026		2025	2024	2023	2022(d)
Net Asset Value, beginning of period	$13.48		$12.98	$14.71	$18.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.47		0.58	0.68	0.51	0.14
Net realized and unrealized gain (loss)	(0.68)		0.48 (e)	(1.84)	(3.53)	(6.74)
Total from investment operations	(0.21)		1.06	(1.16)	(3.02)	(6.60)
Less distributions from:
Net investment income	(0.47)		(0.56)	(0.57)	(0.55)	(0.12)
Total distributions	(0.47)		(0.56)	(0.57)	(0.55)	(0.12)
Net Asset Value, end of period	$12.80		$13.48	$12.98	$14.71	$18.28
Total Return (%)	(1.64)		8.42	(7.93)	(16.61)	(26.47	)(f)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$66		$153	$49	$53	$40
Ratio of expenses before fee waiver (%)	0.26	(b)(g)	0.25	0.25	0.27 (h)	0.25	(i)
Ratio of expenses after fee waiver (%)	0.21	(b)(g)	0.15	0.15	0.17 (h)	0.15	(i)
Ratio of net investment income (loss) (%)	3.51		4.43	5.08	3.16	0.85	(i)
Portfolio turnover rate (%)(c)	0		0	0	0	153	(f)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(d)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(e)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(f)	Not annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(i)	Annualized.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Managed Futures Strategy ETF	Years Ended June 30							Period Ended June 30,
Selected Per Share Data	2026		2025	2024		2023		2022(a)
Net Asset Value, beginning of period	$26.70		$26.96	$25.55		$27.27		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.81		1.02	1.05		0.67		(0.02)
Net realized and unrealized gain (loss)	(0.29)		0.13 (c)	2.40		(0.58)		2.29
Total from investment operations	0.52		1.15	3.45		0.09		2.27
Less distributions from:
Net investment income	(1.33)		(1.29)	(0.78)		(1.14)		—
Net realized gains	—		(0.12)	(1.26)		(0.67)		—
Total distributions	(1.33)		(1.41)	(2.04)		(1.81)		—
Net Asset Value, end of period	$25.89		$26.70	$26.96		$25.55		$27.27
Total Return (%)	1.62		4.23	14.52		0.13		9.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,506		$1,055	$205		$128		$29
Ratio of expenses (%)	0.82	(e)(f)	0.75 (e)	0.76	(e)(g)	0.78	(e)(h)	0.75	(e)(i)
Ratio of net investment income (loss) (%)	2.86		3.68	4.06		2.49		(0.27	)(i)
Portfolio turnover rate (%)(j)	0		0	0		0		0	(d)

(a)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.07%.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify MBS ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2026	2025	2024(a)
Net Asset Value, beginning of period	$50.06	$50.36	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.83	2.23	1.66
Net realized and unrealized gain (loss)	0.23	0.47	0.45	(c)
Total from investment operations	2.06	2.70	2.11
Less distributions from:
Net investment income	(2.13)	(2.22)	(1.44)
Net realized gains	(0.27)	(0.01)	—
Return of capital	(0.58)	(0.77)	(0.31)
Total distributions	(2.98)	(3.00)	(1.75)
Net Asset Value, end of period	$49.14	$50.06	$50.36
Total Return (%)	4.18	5.52	4.24	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,545	$1,373	$750
Ratio of expenses before fee waiver (%)	0.25 (e)	0.25	0.27	(f)
Ratio of expenses after fee waiver (%)	0.15 (e)	0.15	0.17	(f)
Ratio of net investment income (loss) (%)	3.66	4.43	5.13	(f)
Portfolio turnover rate (%)(g)	1,639	1,376	769	(d)

(a)	For the period November 7, 2023 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Multi-QIS Alternative ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026		2025	2024(j)
Net Asset Value, beginning of period	$22.22		$25.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.60		0.88	1.07
Net realized and unrealized gain (loss)	(12.58)		(3.36)	0.10
Total from investment operations	(11.98)		(2.48)	1.17
Less distributions from:
Net investment income	(0.20)		(0.56)	(0.91)
Total distributions	(0.20)		(0.56)	(0.91)
Net Asset Value, end of period	$10.04		$22.22	$25.26
Total Return (%)	(54.13)		(9.89)	4.78	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$39		$96	$115
Ratio of expenses (%)	1.03	(e)(k)	1.00 (e)	1.00	(g)
Ratio of net investment income (loss) (%)	3.71		3.66	4.36	(g)
Portfolio turnover rate (%)(i)	149		29	0	(d)

(b)	Per share numbers have been calculated using the average shares method.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(j)	For the period July 11, 2023 (commencement of operations) through June 30, 2024.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Short Term Treasury Futures Strategy ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2026		2025	2024	2023(a)
Net Asset Value, beginning of period	$22.02		$21.33	$22.66	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.77		0.98	1.14	0.68
Net realized and unrealized gain (loss)	(1.66)		0.70	(1.43)	(2.38)
Total from investment operations	(0.89)		1.68	(0.29)	(1.70)
Less distributions from:
Net investment income	(0.68)		(0.99)	(1.04)	(0.64)
Total distributions	(0.68)		(0.99)	(1.04)	(0.64)
Net Asset Value, end of period	$20.45		$22.02	$21.33	$22.66
Total Return (%)	(4.16)		8.04	(1.33)	(6.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$751		$666	$539	$534
Ratio of expenses before fee waiver (%)	0.27	(d)(e)	0.25	0.25	0.26	(f)(g)
Ratio of expenses after fee waiver (%)	0.24	(d)(e)	0.15	0.15	0.15	(f)(g)
Ratio of net investment income (loss) (%)	3.58		4.49	5.13	4.62	(f)
Portfolio turnover rate (%)(g)	0		0	0	0	(c)

(a)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Target 15 Distribution ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(i)
Net Asset Value, beginning of period	$26.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.83	0.20
Net realized and unrealized gain (loss)	2.45	1.78
Total from investment operations	3.28	1.98
Less distributions from:
Net investment income	(2.25)	(0.65)
Net realized gains	(1.51)	—
Return of capital	(1.23)	—
Total distributions	(4.99)	(0.65)
Net Asset Value, end of period	$24.62	$26.33
Total Return (%)	13.56	7.99	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$65	$47
Ratio of expenses (%)	0.75 (e)	0.75	(f)
Ratio of net investment income (loss) (%)	3.25	3.65	(f)
Portfolio turnover rate (%)(h)	0	0	(c)

(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Treasury Option Income ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(a)
Net Asset Value, beginning of period	$23.68	$24.59	$25.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.83	1.02	1.22	0.70
Net realized and unrealized gain (loss)	0.57	(0.04)	0.10	0.11
Total from investment operations	1.40	0.98	1.32	0.81
Less distributions from:
Net investment income	(0.92)	(1.05)	(1.14)	(0.74)
Net realized gains	(0.11)	(0.08)	(0.03)	(0.01)
Return of capital	(0.68)	(0.76)	(0.62)	—
Total distributions	(1.71)	(1.89)	(1.79)	(0.75)
Net Asset Value, end of period	$23.37	$23.68	$24.59	$25.06
Total Return (%)	6.11	4.06	5.39	3.27	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$472	$343	$140	$14
Ratio of expenses (%)	0.35 (d)	0.35	0.36 (e)	0.43	(f)(g)
Ratio of net investment income (loss) (%)	3.53	4.23	4.93	4.21	(f)
Portfolio turnover rate (%)(g)	0	0	0	0	(c)

(a)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Bitcoin Strategy ETF	Years Ended June 30
Selected Per Share Data	2026	2025		2024		2023		2022
Net Asset Value, beginning of period	$41.41	$34.44		$24.98		$20.43		$25.32
Income (loss) from investment operations:
Net investment income (loss)(a)	0.25	0.38		0.25		0.18		0.17
Net realized and unrealized gain (loss)	5.84	6.95		9.51		5.35		(4.51)
Total from investment operations	6.09	7.33		9.76		5.53		(4.34)
Less distributions from:
Net investment income	(0.27)	(0.36)		(0.09)		(0.11)		(0.21)
Net realized gains	—	—		—		—		(0.34)
Return of capital	(0.13)	—		(0.21)		(0.87)		—
Total distributions	(0.40)	(0.36)		(0.30)		(0.98)		(0.55)
Net Asset Value, end of period	$47.10	$41.41		$34.44		$24.98		$20.43
Total Return (%)	14.80	21.35		39.29		27.69		(17.66)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$44	$76		$22		$9		$87
Ratio of expenses (%)	0.50 (b)	0.51	(b)(c)	0.51	(b)(c)	0.51	(b)(c)	0.50 (b)
Ratio of net investment income (loss) (%)	0.56	1.00		0.83		0.84		0.66
Portfolio turnover rate (%)(d)	15	30		21		8		6

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Convexity ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024		2023		2022
Net Asset Value, beginning of period	$41.16		$36.23		$29.08		$26.59		$30.63
Income (loss) from investment operations:
Net investment income (loss)(a)	0.30		0.34		0.34		0.36		0.33
Net realized and unrealized gain (loss)	4.51		4.95		7.22		2.46		(3.85)
Total from investment operations	4.81		5.29		7.56		2.82		(3.52)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.41)		(0.33)		(0.52)
Total distributions	(0.40)		(0.36)		(0.41)		(0.33)		(0.52)
Net Asset Value, end of period	$45.57		$41.16		$36.23		$29.08		$26.59
Total Return (%)	11.77		14.71		26.21		10.67		(11.68)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$112		$83		$73		$73		$61
Ratio of expenses (%)	0.50	(b)	0.50	(b)	0.50	(b)	0.53	(b)(e)	0.50 (b)
Ratio of expenses after fee waiver (%)	0.50	(b)	0.50	(b)	0.38	(b)	0.28	(b)(e)	0.25 (b)
Ratio of net investment income (loss) (%)	0.71		0.89		1.10		1.35		1.04
Portfolio turnover rate (%)(d)	4		8		3		1		3

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(e)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Downside Convexity ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024	2023		2022
Net Asset Value, beginning of period	$37.94		$32.39		$27.36	$26.48		$30.26
Income (loss) from investment operations:
Net investment income (loss)(a)	0.27		0.29		0.32	0.30		0.35
Net realized and unrealized gain (loss)	3.67		5.62		5.17	1.07		(3.76)
Total from investment operations	3.94		5.91		5.49	1.37		(3.41)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.33)	(0.49)		(0.37)
Return of capital	—		—		(0.13)	—		—
Total distributions	(0.40)		(0.36)		(0.46)	(0.49)		(0.37)
Net Asset Value, end of period	$41.48		$37.94		$32.39	$27.36		$26.48
Total Return (%)	10.45		18.38		20.23	5.31		(11.38)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$107		$88		$114	$116		$445
Ratio of expenses (%)	0.50	(b)	0.50	(b)	0.50 (b)	0.62	(b)(c)	0.50 (b)
Ratio of expenses after fee waiver (%)	0.50	(b)	0.50	(b)	0.38 (b)	0.37	(b)(c)	0.25 (b)
Ratio of net investment income (loss) (%)	0.69		0.85		1.11	1.15		1.14
Portfolio turnover rate (%)(d)	5		13		0	0		5

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Managed Futures Strategy ETF Selected Per Share Data	Period Ended June 30, 2026(e)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.29
Net realized and unrealized gain (loss)	1.56	(f)
Total from investment operations	1.85
Less distributions from:
Net investment income	(0.50)
Total distributions	(0.50)
Net Asset Value, end of period	$26.35
Total Return (%)	7.43	(g)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$163
Ratio of expenses before fee waiver (%)	0.25	(b)(h)(i)
Ratio of expenses after fee waiver (%)	0.10	(b)(h)(i)
Ratio of net investment income (loss) (%)	1.83	(h)
Portfolio turnover rate (%)(d)	21	(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(e)	For the period December 8, 2025 (commencement of operations) through June 30, 2026.
(f)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(g)	Not annualized.
(h)	Annualized.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity Income ETF	Years Ended June 30
Selected Per Share Data	2026	2025		2024		2023		2022
Net Asset Value, beginning of period	$44.44	$40.32		$30.65		$26.60		$30.99
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.46		0.34		0.40		0.36
Net realized and unrealized gain (loss)	9.41	4.02		9.78		3.99		(3.91)
Total from investment operations	9.73	4.48		10.12		4.39		(3.55)
Less distributions from:
Net investment income	(2.99)	(0.36)		(0.45)		(0.34)		(0.43)
Net realized gains	(2.12)	—		—		—		(0.41)
Total distributions	(5.11)	(0.36)		(0.45)		(0.34)		(0.84)
Net Asset Value, end of period	$49.06	$44.44		$40.32		$30.65		$26.60
Total Return (%)	22.59	11.20		33.28		16.65		(11.99)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$92	$117		$8		$8		$12
Ratio of expenses (%)	0.50 (d)	0.50	(d)	0.50	(d)	0.50	(d)	0.50 (d)
Ratio of expenses after fee waiver (%)	0.50 (d)	0.50	(d)	0.37	(d)	0.25	(d)	0.25 (d)
Ratio of net investment income (loss) (%)	0.67	1.15		1.04		1.46		1.13
Portfolio turnover rate (%)(h)	64	94		4		0		4

(b)	Per share numbers have been calculated using the average shares method.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Volatility Premium ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024		2023		2022
Net Asset Value, beginning of period	$18.44		$22.47		$22.91		$22.18		$27.01
Income (loss) from investment operations:
Net investment income (loss)(a)	0.72		0.75		1.13		0.63		0.03
Net realized and unrealized gain (loss)	0.47		(1.41)		2.04		3.97		(1.54)
Total from investment operations	1.19		(0.66)		3.17		4.60		(1.51)
Less distributions from:
Net investment income	(3.09)		(0.70)		(3.61)		(3.87)		(0.04)
Net realized gains	—		(0.86)		—		—		—
Return of capital	(0.43)		(1.81)		—		—		(3.28)
Total distributions	(3.52)		(3.37)		(3.61)		(3.87)		(3.32)
Net Asset Value, end of period	$16.11		$18.44		$22.47		$22.91		$22.18
Total Return (%)	7.46		(3.00)		15.05		23.14		(6.23)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$541		$917		$1,000		$324		$99
Ratio of expenses (%)	0.69	(b)(h)	0.63	(b)(c)	0.65	(b)(d)	1.16	(b)(e)	0.61	(b)(f)
Ratio of net investment income (loss) (%)	4.19		3.70		5.00		2.85		0.10
Portfolio turnover rate (%)(g)	31		154		97		260		207

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.09%.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.15%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.66%.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.19%.

Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103

Additional information about the Funds is included in the Funds’ SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is also available in each of the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Funds’ Annual and Semi-Annual Financial Statements. In each Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive 2/F

Las Vegas, NV 89135

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

Fund Name	Ticker Symbol (Exchange)

Simplify Aggregate Bond ETF	AGGH (NYSE Arca, Inc.)
Simplify Barrier Income ETF	SBAR (NYSE Arca, Inc.)
Simplify Bitcoin Strategy ETF	MAXI (Nasdaq Stock Market LLC)
Simplify Bond Bull ETF	RFIX (NYSE Arca, Inc.)
Simplify China A Shares Plus Income ETF	CAS (NYSE Arca, Inc.)
Simplify Chinese Commodities Strategy No K-1 ETF	CCOM (NYSE Arca, Inc.)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)
Simplify Currency Strategy ETF	FOXY (NYSE Arca, Inc.)
Simplify DBi CTA Managed Futures Index ETF	SDMF (NYSE Arca, Inc.)
Simplify Enhanced Income ETF	HIGH (NYSE Arca, Inc.)
Simplify Gold Strategy ETF	YGLD (NYSE Arca, Inc.)
Simplify Government Money Market ETF	SBIL (NYSE Arca, Inc.)
Simplify Health Care ETF	PINK (NYSE Arca, Inc.)
Simplify Hedged Equity ETF	HEQT (NYSE Arca, Inc.)
Simplify High Yield ETF	CDX (NYSE Arca, Inc.)
Simplify Interest Rate Hedge ETF	PFIX (NYSE Arca, Inc.)
Simplify Intermediate Term Treasury Futures Strategy ETF	TYA (CBOE BZX Exchange, Inc.)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify MBS ETF	MTBA (NYSE Arca, Inc.)
Simplify Multi-QIS Alternative ETF	QIS (NYSE Arca, Inc.)
Simplify Short Term Treasury Futures Strategy ETF	TUA (NYSE Arca, Inc.)
Simplify Target 15 Distribution ETF	XV (NYSE Arca, Inc.)
Simplify Treasury Option Income ETF	BUCK (NYSE Arca, Inc.)
Simplify US Equity PLUS Bitcoin Strategy ETF	SPBC (Nasdaq Stock Market LLC)
Simplify US Equity PLUS Convexity ETF	SPYC (NYSE Arca, Inc.)
Simplify US Equity PLUS Downside Convexity ETF	SPD (NYSE Arca, Inc.)
Simplify US Equity Income ETF	SPUC (NYSE Arca, Inc.)
Simplify US Equity PLUS Managed Futures Strategy ETF	CTAP (NYSE Arca, Inc.)
Simplify Volatility Premium ETF	SVOL (NYSE Arca, Inc.)

each a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on the Exchanges as indicated above.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Prospectus of the Simplify Aggregate Bond ETF, Simplify Barrier Income ETF, Simplify Bitcoin Strategy ETF, Simplify Bond Bull ETF, Simplify China A Shares Plus Income ETF, Simplify Chinese Commodities Strategy No K-1 ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Currency Strategy ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify Enhanced Income ETF, Simplify Gold Strategy ETF, Simplify Government Money Market ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Managed Futures Strategy ETF, Simplify MBS ETF, Simplify Multi-QIS Alternative ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Target 15 Distribution ETF, Simplify Treasury Option Income ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Managed Futures Strategy ETF, Simplify US Equity Income ETF, and Simplify Volatility Premium ETF (each a “Fund” and, together, the “Funds”) dated November 1, 2026. The Funds’ Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Funds’ Prospectus, annual or semi-annual reports without charge by contacting the Funds’ Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUNDS

The Funds are each a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Simplify Aggregate Bond ETF, Simplify Chinese Commodities Strategy No K-1 ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Enhanced Income ETF, Simplify Government Money Market ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Managed Futures Strategy ETF, Simplify MBS ETF, Simplify Multi-QIS Alternative ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Treasury Option Income ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity Income ETF and Simplify Volatility Premium ETF are each a diversified series of the Trust, and Simplify Barrier Income ETF, Simplify Bitcoin Strategy ETF, Simplify Bond Bull ETF, Simplify China A Shares Plus Income ETF, Simplify Currency Strategy ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify Gold Strategy ETF, Simplify Interest Rate Hedge ETF, and Simplify Target 15 Distribution ETF, are each non-diversified series of the Trust.

The Funds may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Each Fund is managed by Simplify Asset Management Inc. (the “Adviser”). The Simplify Aggregate Bond ETF seeks to maximize total return. The Simplify Barrier Income ETF seeks to provide monthly income. The Simplify Bitcoin Strategy ETF, Simplify China A Shares PLUS Income ETF and Simplify Gold Strategy ETF seek income and capital appreciation. The Simplify Bond Bull ETF seeks to hedge interest rate movements arising from falling long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income. Simplify Commodities Strategy No K-1 ETF, Simplify Currency Strategy ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify Managed Futures Strategy ETF and Simplify US Equity PLUS Managed Futures Strategy ETF seeks long-term capital appreciation. Simplify Chinese Commodities Strategy No K-1 ETF seeks capital appreciation. The Simplify Government Money Market ETF seeks current income as is consistent with liquidity and stability of principal. Each of the Simplify US Equity PLUS Convexity ETF and Simplify US Equity PLUS Downside Convexity ETF seeks long-term capital appreciation. The Simplify US Equity Income ETF seeks to generate monthly income in a tax efficient manner with the potential for capital appreciation in rising equity markets. The Simplify Enhanced Income ETF seeks to provide monthly income. The Simplify Health Care ETF and Simplify US Equity PLUS Bitcoin Strategy ETF seek long-term capital appreciation. The Simplify High Yield ETF seeks to maximize total return. The Simplify Interest Rate Hedge ETF seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income. The Simplify Intermediate Term Treasury Futures Strategy ETF seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Simplify MBS ETF seeks to maximize total return. The Simplify Multi-QIS Alternative ETF seek to provide positive absolute returns and income. The Simplify Hedged Equity ETF seeks long-term capital appreciation. The Simplify Short Term Treasury Futures Strategy ETF’s investment objective is to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Simplify Short Term Treasury Futures Strategy ETF does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter. The Simplify Target 15 Distribution ETF seeks to provide monthly income. The Simplify Volatility Premium ETF seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while seeking to mitigate extreme volatility. The Board may start other series and offer shares of a new fund under the Trust at any time.

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The Funds are exchange traded funds (“ETFs”), which are registered open-end management companies that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with a Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Funds issue and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of a Fund’s shares (e.g., 25,000 or 10,000) that a Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of a Fund consists of a block of 25,000 shares (or 10,000 shares in case of Simplify Bitcoin Strategy ETF and Simplify Government Money Market ETF). Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from a Fund.

The Funds reserve the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc., Nasdaq Stock Market LLC and CBOE BZX Exchange, Inc. (each an “Exchange”) necessary to maintain the listing of shares of the Funds will continue to be met. Each Exchange may, but is not required to, remove the shares of the Funds from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Funds shares, there are fewer than 50 record and/or beneficial owners of shares of the Funds for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Funds from listing and trading upon termination of the Funds.

TYPES OF INVESTMENTS

A discussion of the principal risks associated with an investment in each Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the applicable Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Since the Simplify Government Money Market ETF is a government money market fund, at least 99.5% of its total assets must be invested in (i) cash, (ii) U.S. government securities, and/or (iii) fully collateralized repurchase agreements. Consequently, many of the disclosures below would apply to, at most, 0.5% of the fund’s total assets.

General Risks and Considerations

An investment in a Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence changes. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

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The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Swap Agreements

The Funds may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or other reference asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Because they are two-party contracts and if they may have termination features greater than seven days, amounts owed to a Fund under swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may also enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the reference assets such as securities represented by an index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in, for example, the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will typically agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested, for example, stocks in an index. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks, for example, less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

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Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Each Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by each Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. The Adviser is subject to an indirect conflict of interest in allocating a Fund’s assets to an affiliated ETF because the Adviser receives management fees on the affiliated ETF. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

The Funds also intend to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Funds may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

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BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. A Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including a Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which a Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which a Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to a Fund, which would in turn decrease the total return of the Fund.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

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Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

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Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a Fund may have to reinvest the proceeds at lower market rates. Similarly, a Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

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Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Mortgage-Backed Securities

The Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares Plus Income ETF, Simplify Currency Strategy ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify Gold Strategy ETF, Simplify Government Money Market ETF, Simplify MBS ETF, Simplify Multi-QIS Alternative ETF, Simplify Target 15 Distribution ETF, and Simplify US Equity PLUS Managed Futures Strategy ETF may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

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The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares Plus Income ETF, Simplify Currency Strategy ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify Gold Strategy ETF, Simplify Government Money Market ETF, Simplify MBS ETF, Simplify Multi-QIS Alternative ETF, Simplify Target 15 Distribution ETF, and Simplify US Equity PLUS Managed Futures Strategy ETF may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which a Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

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REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

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Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

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Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer. It permits daily changes in the amounts invested. A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

A Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

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A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will realize a gain if the premium received by a Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. In as much as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options. Spread options may include those based on volatility and/or commodity linked futures, securities and indices.

Option Overlay Strategy

A Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When a Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When a Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve a Fund’s performance, there is no guarantee that it will do so.

MLP and MLP-Related Securities

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Repurchase Agreements

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to a Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

A Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation. The Adviser, on behalf of the Funds (except Simplify Gold Strategy ETF), has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds are not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA. The Simplify Gold Strategy ETF and its Subsidiary, are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”). As a registered commodity pool operator with respect to this ETF, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

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The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund may segregate liquid assets to satisfy purchase commitments in the manner described, a Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% (for Simplify Government Money Market ETF, up to 5%) of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market

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in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of a Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of a Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund. Each Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of a Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

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5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, with the exception of the Simplify Health Care ETF and Simplify Gold Strategy ETF. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Simplify Health Care ETF will invest 25% or more of the value of its total assets in the securities of issuers in health care and equipment services and pharmaceuticals, biotechnology, and life sciences related industries. These groups of industries include: health care equipment & supplies, health care providers & services, health care technology, biotechnology, pharmaceuticals, and life sciences tools & services. For purposes of determining industry concentration, if the Simplify Health Care ETF invests in unaffiliated underlying investment companies, the Simplify Health Care ETF will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy. The Simplify Gold Strategy ETF is deemed to be concentrated because it holds the economic equivalent of more than 25% of its net assets in gold futures contracts. This industry limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that a Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that a Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if a Fund’s asset coverage falls below 300%, a Fund will reduce borrowing within 3 days in order to ensure that a Fund has 300% asset coverage.

With respect to fundamental investment restriction #5 above, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

Non-Fundamental Policies

Certain Funds have a non-fundamental policy to invest, under normal circumstances, at least 80% of their respective net assets (plus any borrowings for investment purposes) in certain types of investments (“80% Policies”) as follows:

●	Simplify US Equity PLUS Convexity ETF, and Simplify US Equity PLUS Downside Convexity ETF, in equity securities of U.S. companies, primarily by purchasing exchange-traded funds.

●	Simplify US Equity PLUS Bitcoin Strategy ETF in equity securities of U.S. companies, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), and exchange-traded funds with indirect exposure to Bitcoin through Bitcoin futures, options, swaps, or other derivative instruments (“Bitcoin ETFs”).

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●	Simplify US Equity PLUS Managed Futures Strategy ETF in equity securities of US companies and futures.

●	Simplify US Equity Income ETF in equity securities of US companies.

●	Simplify Gold Strategy Fund in instruments that together have economic characteristics substantially similar to an investment in gold.

●	Simplify Government Money Market ETF in U.S. Government securities.

●	Simplify Health Care ETF in securities of U.S. health care companies.

●	Simplify Hedged Equity ETF in equity securities, primarily by purchasing exchange-traded funds that seek to track the investment results of the S&P 500 Index.

●	Simplify High Yield ETF in securities that provide exposure to high yield securities, also known as junk bonds.

●	Simplify Bitcoin Strategy ETF in instruments that together have economic characteristics substantially similar to an investment in Bitcoin.

●	Simplify Aggregate Bond ETF in U.S. investment grade bonds primarily by purchasing exchange traded funds.

●	Simplify Bond Bull ETF in bonds and other debt securities and instruments that provide investment exposure to such debt securities, including derivatives such as swaptions, options and futures.

●	Simplify China A Shares PLUS Income ETF in China A Shares and/or through instruments that have economic characteristics substantially similar to China A Shares.

●	Simplify Currency Strategy ETF in investments that provide economic exposure to currencies.

●	Simplify Intermediate Term Treasury Futures Strategy in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries.

●	Simplified Short Term Treasury Futures Strategy ETF in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries.

●	Simplify Treasury Option Income ETF in U.S. Treasury securities and ETFs that invest at least 80% of their assets in U.S. Treasury securities.

●	Simplify MBS ETF in mortgage-backed securities.

●	Simplified Managed Futures Strategy ETF in futures contracts.

●

Simplify DBi CTA Managed Futures Index ETF in instruments that, in total, have rate of return characteristics that are the economic equivalent of an investment in the components of the DBi CTA MF Index.

●	Simplify Chinese Commodities Strategy No K-1 ETF in instruments that have economic characteristics substantially similar to an investment in Chinese commodities.

●	Simplified Commodities Strategy No K-1 ETF in futures contracts on commodities and commodity indices and a wholly owned subsidiary with exposure to commodities and futures contracts on commodities.

Each 80% Policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders of the relevant Fund will be provided with at least sixty days’ written notice of such change.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Funds’ portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects a Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning each Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to a Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Funds disclose on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Funds that will form the basis of each Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Funds may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Funds are available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135.

Simplify Government Money Market ETF is not required to, and will not, file reports on Form N-PORT or Form N-RN. As a money market fund, the Fund is required to file monthly portfolio holding reports on Form N-MFP. Form N-MFP for the Fund is available on the SEC’s website at www.sec.gov. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. The Fund’s Form N-MFP and Form N-CSR are available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of each Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). One Board member is an interested person Trustee (as defined under the 1940 Act) (“Interested Trustee”) pursuant to his ownership of and officer status with the Adviser. Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

25

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of three Independent Trustees and one interested Trustee. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, the independent chair of the Risk and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 24 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 24 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135.

26

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal- Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 to Present).	38	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2020); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

27

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung T. Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met five times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

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The table below details the amount of compensation the Trustees indirectly received from the Funds through the Adviser for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of a Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None

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Board Member Name	Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Independent Board Members
Christina Stauffer		$10,001 - $50,000
Simplify Enhanced Income ETF	$1 - $10,000
Simplify Treasury Option Income ETF	$1 - $10,000
Craig Enders		Over $100,000
Simplify Managed Futures Strategy ETF	$10,001 - $50,000
Simplify Currency Strategy ETF	$10,001 - $50,000
Simplify Commodities Strategy No K-1 ETF	$10,001 - $50,000
Simplify Bitcoin Strategy ETF	$1 - $10,000
Simplify Health Care ETF	$10,001 - $50,000
Zung Nguyen		Over $100,000
Simplify Health Care ETF	$50,001 - $100,000
Simplify MBS ETF	Over $100,000
Simplify US Equity PLUS Convexity ETF	$50,001 - $100,000
Simplify US Equity PLUS Downside Convexity ETF	$50,001 - $100,000

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders at the frequency described in the “Dividends, Other Distributions and Taxes” section of the Fund’s Prospectus.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

31

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Funds’ outstanding shares as of September 30, 2026.

Name and Address	Percentage of Each Fund
Simplify Aggregate Bond ETF
WCG Wealth Advisors LLC 8925 West Post Road Suite 200 Las Vegas, NV 89148	8.77%
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	8.08%
Gradient Investments 4105 Lexington Ave. N Suite 250 Arden Hills, MN 55126	7.12%
Simplify Barrier Income ETF
Bank of America Corp 100 North Tryon Street Charlotte, NC 28255	17.74%
BNP Paribas Arbitrage, SA 787 Seventh Avenue New York, NY 10019, USA	11.72%
Principal Securities Inc 711 High Street Des Moines, IA 50392	7.64%
Citigroup Inc 388 Greenwich Street New York, NY 10013, United States	6.18%
Simplify Bond Bull ETF
Jane Street Group LLC 250 Vesey Street New York, NY 10281	30.50%
True Wealth Design LLC 700 Ghent Rd Suite 100 Akron, OH 44333	11.82%

32

Name and Address	Percentage of Each Fund
Simplify China A Shares Plus Income ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	91.08%
Simplify Chinese Commodities Strategy No K-1 ETF
State Of Wisconsin Investment Board 4703 Madison Yards Way, Suite 700 Madison, WI 53705	99.49%
Simplify Commodities Strategy No K-1 ETF
Longview Financial Advisors, Inc. 4245 Balmoral Drive SW, Suite 306 Huntsville, AL 35801	13.84%
Encompass More Asset Management 390 Diablo Road, Suite 100 Danville, CA 94526	11.94%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	5.02%
Simplify Currency Strategy ETF
Gradient Investments 4105 Lexington Ave. N Suite 250 Arden Hills, MN 55126	9.68%
Simplify DBi CTA Managed Futures Index ETF
Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	22.82%
Encompass More Asset Management 390 Diablo Road, Suite 100 Danville, CA 94526	9.02%
Quantinno Capital Management LP 66 Hudson Blvd E, 24th Floor New York, NY 10001	7.34%
Simplify Enhanced Income ETF
Principal Securities Inc 711 High Street Des Moines, IA 50392	17.39%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.24%

33

Name and Address	Percentage of Each Fund
Simplify Gold Strategy ETF
Authentikos Wealth Advisory LLC 1295 East Dunne Avenue, Suite 215 Morgan Hill, CA 95037	7.02%
Simplify Government Money Market ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	98.75%
Simplify Health Care ETF
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.62%
WCG Wealth Advisors LLC 8925 West Post Road Suite 200 Las Vegas, NV 89148	5.91%
Simplify Hedged Equity ETF
Private Advisor Group, LLC 305 Madison Avenue Morristown, NJ 07960	7.47%
CWM, LLC 14600 Branch St. Omaha, NE 68154	6.45%
Simplify High Yield ETF
Signature Estate & Investment Advisors 2121 Avenue of the Stars, Suite 1600 Los Angeles, CA 90067	12.16%
Ladenburg Ultra Income	9.11%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	6.36%
Simplify Interest Rate Hedge ETF
Jane Street Group LLC 250 Vesey Street New York, NY 10281	15.83%
Simplify Intermediate Term Treasury Futures Strategy ETF
True Wealth Design LLC 700 Ghent Rd Suite 100 Akron, OH 44333	28.72%
Heck Capital Advisors, LLC 15 E. Anderson Street Rhinelander, WI 54501	7.40%
Magnolia Private Wealth, LLC 1845 Walnut Street, Suite 1601 Philadelphia, PA 19103	6.92%

34

Name and Address	Percentage of Each Fund
Simplify Managed Futures Strategy ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	9.82%
Bank of America Corp 100 North Tryon Street Charlotte, NC 28255	8.99%
Wealth Enhancement Advisory Services, LLC 505 North Highway 169, Suite 900 Plymouth, MN 55441	5.05%
Simplify MBS ETF
MML Investors Services Inc 1295 State Street Springfield, MA 01111	6.15%
Knightsbridge Asset Management, LLC 450 Newport Center Drive, Suite 630 Newport Beach, CA 92660	5.24%
Wells Fargo & Co 333 Market Street San Francisco, CA 94105	5.17%
Simplify Multi-QIS Alternative ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	97.80%
Simplify Short Term Treasury Futures Strategy ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	13.08%
GenTrust, LLC 1450 Brickell Avenue, Suite 3050 Miami, FL 33131	8.98%
Southern Farm Bureau Life Insurance 1401 Livingston Lane Jackson, MS 39213	8.08%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	5.54%
Simplify Target 15 Distribution ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	23.71%
Principal Securities Inc 711 High Street Des Moines, IA 50392	12.48%
Change Path, LLC 11460 Tomahawk Creek Pkwy, Suite 100 Leawood, IS 66211	9.56%

35

Name and Address	Percentage of Each Fund
Simplify Treasury Option Income ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	8.45%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	5.10%
Simplify US Equity PLUS Convexity ETF
Austin Wealth Management LLC 1301 S Capital of Texas Hwy C-200 Austin, TX 78746	27.44%
Integrated Wealth Concepts LLC 200 5TH Avenue Suite 4010 Waltham, MA 02451	13.36%
ENTREWEALTH, LLC 101 Quaker Ridge Road Austin, TX 78746	10.66%
Commonwealth Equity Services Inc 29 Sawyer Road Waltham, MA 02453	10.59%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	5.55%
Simplify US Equity PLUS Downside Convexity ETF
Commonwealth Equity Services Inc 29 Sawyer Road Waltham, MA 02453	11.18%
Authentikos Wealth Advisory, LLC 1295 East Dunne Avenue, Suite 215 Morgan Hill, CA 95037	7.03%
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	6.96%
Independent Wealth Advisors, LLC 167 E. Chatham Street, Suite 300 Cary, NC 27511	5.81%
EVOLUTION WEALTH MANAGEMENT INC. 12487 Brantley Commons Court Fort Myers, FL 33907	5.27%

36

Name and Address	Percentage of Each Fund
Simplify US Equity PLUS Bitcoin Strategy ETF
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	16.04%
Simplify US Equity Income ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	87.43%
Simplify US Equity PLUS Managed Futures Strategy ETF
CWM, LLC 14600 Branch St. Omaha, NE 68154	73.12%
MATHER GROUP, INC. 353 N. Clark Street, Suite 2775 Chicago, IL 60654	9.43%

The DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

37

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135, serves as the Funds’ investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the 1940 Act.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Funds such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for each of the Funds consistent with each Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for each Fund, the portfolio securities held or sold by each Fund and the portion of each Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Funds pay the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at annual rate as stated below of the average daily net assets of the respective Fund. Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Funds’ shareholders and the management fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

38

Fund Names	Management Fee
AGGH	0.40% of the average daily net assets
SBAR	0.75% of the average daily net assets
MAXI	0.85% of the average daily net assets
RFIX	0.50% of the average daily net assets
CAS	0.88% of the average daily net assets
CCOM	0.75% of the average daily net assets
HARD	0.75% of the average daily net assets
FOXY	0.75% of the average daily net assets
SDMF	0.20% of the average daily net assets
HIGH	0.50% of the average daily net assets
YGLD	0.50% of the average daily net assets
SBIL	0.15% of the average daily net assets
PINK	0.50% of the average daily net assets
HEQT	0.45% of the average daily net assets
CDX	0.38% of the average daily net assets
PFIX	0.50% of the average daily net assets
TYA	0.25% of the average daily net assets
CTA	0.75% of the average daily net assets
MTBA	0.15% of the average daily net assets
QIS	1.00% of the average daily net assets
TUA	0.25% of the average daily net assets
XV	0.75% of the average daily net assets
BUCK	0.35% of the average daily net assets
SPBC	0.50% of the average daily net assets
SPYC	0.50% of the average daily net assets
SPD	0.50% of the average daily net assets
CTAP	0.10% of the average daily net assets
SPUC	0.50% of the average daily net assets
SVOL	0.50% of the average daily net assets

39

	Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
Name of Fund	2026	2025	2024	2026	2025	2024	2026	2025	2024
Simplify Aggregate Bond ETF	$1,839,114	$1,335,260	$671,047	$(919,557)	$(671,047)	$(351,681)	$919,557	$667,618	$319,366
Simplify Barrier Income ETF	$1,415,194	$46,972[1]	N/A	$-	$0[1]	N/A	$1,415,194	$46,972[1]
Simplify Bitcoin Strategy ETF	$360,824	$347,717	$203,674	$-	$0	$0	$360,824	$347,717	$203,674
Simplify Bond Bull ETF	$467,395	$312,976[2]	N/A	$-	$0[2]	N/A	$467,395	$312,976[2]
Simplify China A Shares Plus Income ETF	$103,193	$40,387[3]	N/A	$-	$0[3]	N/A	$103,193	$40,387[3]
Simplify Chinese Commodities Strategy No K-1 ETF	$413,585			$-			$413,585
Simplify Commodities Strategy No K-1 ETF	$502,914	$144,331	$65,614	$-	$0	$0	$502,914	$144,331	$65,614
Simplify Currency Strategy ETF	$706,941	$34,712[4]	N/A	$-	$0[4]	N/A	$706,941	$312,976[4]
Simplify DBi CTA Managed Futures Index ETF	$10,811			$-			$10,811
Simplify Enhanced Income ETF	$697,927	$1,518,590	$1,238,372	$-	$0	$0	$697,927
Simplify Gold Strategy ETF	$231,441	$54,284[5]	N/A	$-	$0[5]	N/A	$231,441	$54,284[5]
Simplify Government Money Market ETF[10]	$5,830,086	N/A6	N/A	$-	N/A6	N/A	$5,830,086	N/A6
Simplify Health Care ETF	$1,195,209	$832,382	$426,070	$-	$0	$0	$1,195,209	$832,382	$426,070
Simplify Hedged Equity ETF	$1,604,416	$1,487,143	$754,254	$(320,883)	$(228,813)	$0	$1,283,533	$1,258,330	$754,254
Simplify High Yield ETF	$2,076,439	$717,904	$362,128	$(1,038,219)	$(358,952)	$(181,068)	$1,038,219	$358,952	$181,060
Simplify Interest Rate Hedge ETF	$862,155	$754,832	$873,405	$-	$0	$0	$862,155	$754,832	$873,405
Simplify Intermediate Term Treasury Futures Strategy ETF	$212,165	$298,704	$118,977	$(36,475)	$(119,477)	$(48,106)	$175,691	$179,227	$70,871
Simplify Managed Futures Strategy ETF	$9,680,257	$4,364,164	$1,155,079	$-	$0	$0	$9,680,257	$4,364,164	$1,155,079
Simplify MBS ETF	$3,971,511	$3,587,710	$646,463[1]	$(1,588,605)	$(1,435,131)	$(258,585)[1]	$2,382,907	$2,152,579	$387,878[1]
Simplify Multi-QIS Alternative ETF	$619,308	$1,084,120	$1,095,980[2]	$-	$0	$0[2]	$619,308	$1,084,120	$1,095,980[2]
Simplify Short Term Treasury Futures Strategy ETF	$1,706,679	$1,532,260	$1,492,632	$(214,989)	$(609,258)	$(610,624)	$1,491,690	$923,002	$882,008
Simplify Target 15 Distribution ETF	$478,669	$57,579[1]	N/A	$-	$0[1]	N/A	$478,669	$57,579[1]
Simplify Treasury Option Income ETF	$1,330,756	$889,295	$229,709	$-	$0	$0	$1,330,756	$889,295	$229,709
Simplify US Equity PLUS Bitcoin Strategy ETF	$287,495	$189,440	$53,810	$-	$0	$0	$287,495	$189,440	$53,810
Simplify US Equity PLUS Convexity ETF	$478,947	$369,331	$333,776	$-	$0	$(84,356)	$478,947	$369,331	$249,420
Simplify US Equity PLUS Downside Convexity ETF	$520,620	$531,813	$478,744	$-	$0	$(121,249)	$520,620	$531,813	$357,495
Simplify US Equity PLUS Managed Futures Strategy ETF	$143,273			$-			$143,273
Simplify US Equity Income ETF	$526,280	$251,486	$32,773	$-	$0	$(9,110)	$526,280	$251,486	$23,663
Simplify Volatility Premium ETF	$3,326,399	$5,469,662	$3,098,140	$-	$0	$0	$3,326,399	$5,469,662	$3,098,140

[1]	For the period April 14, 2025 (commencement of operations) through June 30, 2025.
[2]	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
[3]	For the period January 13, 2025 (commencement of operations) through June 30, 2025.
[4]	For the period February 3, 2025 (commencement of operations) through June 30, 2025.
[5]	For the period December 2, 2024 (commencement of operations) through June 30, 2025.
[6]	The Fund commenced operations on July 14, 2025.
[7]	For the period March 28, 2023 (commencement of operations) through June 30, 2023.

40

The Adviser has contractually agreed to waive its management fees to the amount set forth below for each Fund. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

Fund	Management Fee after Waiver	Expiration
Simplify Barrier Income ETF	0.65%	10-31-27
Simplify Commodities Strategy No K-1 ETF	0.70%	10-31-27
Simplify Currency Strategy ETF	0.70%	10-31-27
Simplify Enhanced Income ETF	0.45%	10-31-27
Simplify Gold Strategy ETF	0.45%	10-31-27
Simplify Managed Futures Strategy ETF	0.70%	10-31-27
Simplify Target 15 Distribution ETF	0.65%	10-31-27
Simplify Treasury Option Income ETF	0.25%	10-31-27

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the respective Fund. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of each Fund’s outstanding shares (with respect to that Fund). The Management Agreement shall terminate automatically in the event of its assignment.

With respect to the Simplify Health Care ETF, the Adviser and the Foundation have entered into a license arrangement whereby the Foundation has agreed to allow the Adviser to use its name and logo in exchange for a donation of the annual net profit earned by the Adviser from advising the Fund provided that the donated amount will not be less than $100,000. The license agreement may be terminated upon thirty days written notice by either party or for cause. “Net profits” is determined by subtracting expenses incurred by the Adviser in managing the Fund from the total revenue received by the Adviser under its advisory contract with the Fund. The Adviser and the Foundation are not affiliated.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing a Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the relevant Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

41

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov, and by visiting the Funds’ website at www.simplify.us/etfs. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of a Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Funds do not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Funds, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

42

Rule 12b-1 Plans

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of a Fund’s average daily net assets. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Funds will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of a Fund’s method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by each Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

43

PORTFOLIO MANAGERS

David Berns and Ken Miller serve as the portfolio managers of the Simplify Chinese Commodities Strategy No K-1 ETF, Simplify Commodities Strategy No K-1 ETF, Simplify DBi CTA Managed Futures Index ETF, Simplify High Yield ETF, Simplify Managed Futures Strategy ETF and Simplify US Equity PLUS Managed Futures Strategy ETF.

David Berns and Jeff Schwarte serve as the portfolio managers of the Simplify US Equity PLUS Convexity ETF and Simplify US Equity PLUS Downside Convexity ETF.

David Berns, Shailesh Gupta and Jeff Schwarte serve as portfolio managers of Simplify Volatility Premium ETF and Simplify US Equity Income ETF.

David Berns and Ken Miller serve as portfolio managers of the Simplify Bond Bull ETF, and Simplify Interest Rate Hedge ETF.

David Berns, Ken Miller and Jason England serve as portfolio managers of the Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify MBS ETF and Simplify Short Term Treasury Futures Strategy ETF.

David Berns, Ken Miller and Jeff Schwarte serve as the portfolio managers of the Simplify Hedged Equity ETF.

David Berns, Jeff Schwarte, and Emilio Freire Bauzano serve as portfolio managers of the Simplify Bitcoin Strategy ETF and Simplify Enhanced Income ETF.

David Berns, Emilio Freire Bauzano and Ken Miller serve as portfolio managers of the Simplify Currency Strategy ETF and Simplify Gold Strategy ETF.

David Berns and David Jackson serve as portfolio managers of the Simplify Multi-QIS Alternative ETF.

David Berns, Shailesh Gupta and Jason England serve as the portfolio managers of the Simplify Aggregate Bond ETF and Simplify Treasury Option Income ETF.

David Berns, Shailesh Gupta and Jeff Schwarte serve as portfolio managers of Simplify Volatility Premium ETF.

David Berns and Chris Getter serve as portfolio managers of Simplify China A Shares PLUS Income ETF.

David Berns and Jeff Schwarte serve as the portfolio managers of the Simplify US Equity PLUS Bitcoin Strategy ETF.

David Berns, Michael Taylor and Jeff Schwarte serve as the portfolio managers of the Simplify Health Care ETF.

David Berns, Jason England and Christopher Chua serve as portfolio managers of Simplify Government Money Market ETF.

David Berns, Jeff Schwarte, Christopher Chua and Emilio Freire Bauzano serve as the portfolio managers of Simplify Barrier Income ETF and Simplify Target 15 Distribution ETF.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Funds:

44

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Christopher Chua

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	4	$4,687.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jason England

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$5,607.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Chris Getter

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	8	$772.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

45

Shailesh Gupta

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$1,777.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

David Jackson

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$49.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ken Miller

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	14	$4,108.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Taylor

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$349.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

46

Emilio Freire Bauzano

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	8	$891.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jeff Schwarte

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	14	$2,377.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns, Mr. Freire Bauzano, Mr. Gupta, Mr. Jackson, Mr. Miller and Mr. Schwarte are compensated through a salary and equity participation in the Adviser. Mr. Getter, Mr. Chua and Mr. England are compensated through a salary and discretionary bonus from the Adviser.

47

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of June 30, 2026.

Name of Portfolio Manager/Name of Fund	David Berns	Jason England	Emilio Freire Bauzano	Shailesh Gupta	David Jackson	Christopher Chua	Chris Getter	Roxton McNeal	Ken Miller	Jeff Schwarte	Michael Taylor
Simplify Aggregate Bond ETF	N/A	$50,001 - $100,000	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Barrier Income ETF
Simplify Bitcoin Strategy ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Bond Bull ETF
Simplify China A Shares Plus Income ETF
Simplify Chinese Commodities Strategy No K-1 ETF	N/A								N/A
Simplify Commodities Strategy No K-1 ETF	N/A				$10,001 - $50,000				N/A
Simplify Currency Strategy ETF					$10,001 - $50,000				Over $100,000
Simplify DBi CTA Managed Futures Index ETF
Simplify Enhanced Income ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A
Simplify Gold Strategy ETF
Simplify Government Money Market ETF	N/A	$10,001 - $50,000				$10,001 - $50,000			N/A
Simplify Health Care ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	$10,001 - $50,000	Over $100,000
Simplify Hedged Equity ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	$10,001 - $50,000	N/A
Simplify High Yield ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Interest Rate Hedge ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Intermediate Term Treasury Futures Strategy ETF	N/A	$10,001 - $50,000	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Managed Futures Strategy ETF	N/A					$10,001 - $50,000			$10,001 - $50,000
Simplify MBS ETF	N/A	$50,001 - $100,000	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Multi-QIS Alternative ETF	N/A	N/A	N/A	N/A	$10,001 - $50,000			N/A	N/A	N/A	N/A
Simplify Short Term Treasury Futures Strategy ETF	N/A	$10,001 - $50,000	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Target 15 Distribution ETF
Simplify Treasury Option Income ETF	N/A	Over $100,000	N/A	$10,001 - $50,000	N/A			N/A	N/A	N/A	N/A
Simplify US Equity PLUS Bitcoin Strategy ETF	N/A	N/A	N/A	N/A	N/A			N/A	$10,001 - $50,000	N/A	N/A
Simplify US Equity PLUS Convexity ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify US Equity PLUS Downside Convexity ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify US Equity PLUS Managed Futures Strategy ETF
Simplify US Equity Income ETF	N/A	N/A	N/A	N/A	N/A			N/A	N/A	N/A	N/A
Simplify Volatility Premium ETF	$10,001 - $50,000	N/A	N/A	$50,001 - $100,000	N/A			N/A	$50,001 - $100,000	$10,001 - $50,000	N/A

48

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the following fiscal years ended June 30:

	Total Brokerage Commissions
Name of Fund	2026	2025	2024
Simplify Aggregate Bond ETF	$106,992	$276,125	$251,263
Simplify Barrier Income ETF	$16,297	$0	N/A
Simplify Bitcoin Strategy ETF	$127,431	$279,512	$75,295
Simplify Bond Bull ETF	$0	$0	N/A
Simplify China A Shares Plus Income ETF	$14,042	$0	N/A
Simplify Chinese Commodities Strategy No K-1 ETF	N/A	N/A	N/A
Simplify Commodities Strategy No K-1 ETF	$706	$238	N/A
Simplify Currency Strategy ETF	$334	$0	N/A
Simplify DBi CTA Managed Futures Index ETF	N/A	N/A	N/A

49

	Total Brokerage Commissions
Name of Fund	2026	2025	2024
Simplify Enhanced Income ETF	$201,671	$937,016	$536,215
Simplify Gold Strategy ETF	$46,865	$18,343	N/A
Simplify Government Money Market ETF	$0	N/A	N/A
Simplify Health Care ETF	$113,061	$72,446	$30,457
Simplify Hedged Equity ETF	$11,447	$12,965	$13,124
Simplify High Yield ETF	$65,241	$8,023	$1,115
Simplify Interest Rate Hedge ETF	$1,114	$0	N/A*
Simplify Intermediate Term Treasury Futures Strategy ETF	$5,208	$1,069	$8,621
Simplify Managed Futures Strategy ETF	$26,537	$3,379	$50,883
Simplify MBS ETF	$2,274	$0	N/A
Simplify Multi-QIS Alternative ETF	$77,799	$42,139	$1,344
Simplify Short Term Treasury Futures Strategy ETF	$5,119	$2,783	$104,513
Simplify Target 15 Distribution ETF	$3,764	$0	N/A*
Simplify Treasury Option Income ETF	$178,969	$382,693	$225,616
Simplify US Equity PLUS Bitcoin Strategy ETF	$797	$0	$348
Simplify US Equity PLUS Convexity ETF	$87,203	$71,298	$1,634
Simplify US Equity PLUS Downside Convexity ETF	$71,204	$84,493	$2,771
Simplify US Equity PLUS Managed Futures Strategy ETF	$3,604	N/A	N/A
Simplify US Equity Income ETF	$12,794	$15,903	$115
Simplify Volatility Premium ETF	$331,279	$932,522	$135,580

*	Fund had not yet commenced operations.

50

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The table below shows any significant variation in the Funds’ portfolio turnover rates for the past two fiscal years.

Name of Fund	2026	2025
Simplify Aggregate Bond ETF	31%	299%
Simplify Barrier Income ETF	0%	0%[1]
Simplify Bitcoin Strategy ETF	111%[2]	0%
Simplify Bond Bull ETF	0%	0%[3]
Simplify China A Shares Plus Income ETF	0%	0%[4]
Simplify Chinese Commodities Strategy No K-1 ETF	0%	N/A*
Simplify Commodities Strategy No K-1 ETF	0%	0%
Simplify Currency Strategy ETF	0%	0%[5]
Simplify DBi CTA Managed Futures Index ETF		N/A*
Simplify Enhanced Income ETF	0%	0%
Simplify Gold Strategy ETF	0%	0%[6]
Simplify Government Money Market ETF	N/A**	N/A**
Simplify Health Care ETF	171%	201%
Simplify Hedged Equity ETF	1%	5%
Simplify High Yield ETF	55%	622%
Simplify Interest Rate Hedge ETF	0%	0%
Simplify Intermediate Term Treasury Futures Strategy ETF	0%	0%

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Name of Fund	2026	2025
Simplify Managed Futures Strategy ETF	0%	0%
Simplify MBS ETF	1,639%	1,376%
Simplify Multi-QIS Alternative ETF	149%[7]	29%
Simplify Short Term Treasury Futures Strategy ETF	0%	0%
Simplify Target 15 Distribution ETF	0%	0%[8]
Simplify Treasury Option Income ETF	0%	0%
Simplify US Equity PLUS Bitcoin Strategy ETF	15%	30%
Simplify US Equity PLUS Convexity ETF	4%	8%
Simplify US Equity PLUS Downside Convexity ETF	5%	13%
Simplify US Equity PLUS Managed Futures Strategy ETF	21%	N/A*
Simplify US Equity Income ETF	64%	94%
Simplify Volatility Premium ETF	31%	298%

*	Fund had not yet commenced operations.
**	Money Market Funds are not required to report portfolio turnover.
[1]	For the period April 14, 2025 (commencement of operations) through June 30, 2025.
[2]	In fiscal year 2026 MAXI increased its exposure in ETFs.
[3]	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
[4]	For the period January 13, 2025 (commencement of operations) through June 30, 2025.
[5]	For the period February 3, 2025 (commencement of operations) through June 30, 2025.
[6]	For the period December 2, 2024 (commencement of operations) through June 30, 2025.
[7]	In fiscal year 2026 QIS increased its exposure in ETFs.
[8]	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

The increase in portfolio turnover reflects the Fund’s routine rebalancing activities, including adjustments to respond to evolving market conditions, and higher volume of trading activity during the fiscal year.

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

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The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For administrative services rendered to the Funds under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Funds under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the periods ended June 30, 2026, June 30, 2025 and June 30, 2024, the Administrator earned $6,425,487, $4,637,211.41, and $3,122,179.11, respectively, for administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for a Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Trust pays Foreside a fixed annual fund fee and an additional fee per each fund. The Funds also pay Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of a Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

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Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Funds calculate NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

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Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, a Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares (or 10,000 Shares in case of Simplify Bitcoin Strategy ETF and Simplify Government Money Market ETF). The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the relevant Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the relevant Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the relevant Fund.

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Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Aggregate Bond ETF	$500	3%
Simplify Barrier Income ETF	$500	3%
Simplify Bitcoin Strategy ETF	$500	3%
Simplify Bond Bull ETF	$500	3%
Simplify China A Shares Plus Income ETF	$500	3%
Simplify Chinese Commodities Strategy No K-1 ETF	$500	3%
Simplify Commodities Strategy No K-1 ETF	$500	3%
Simplify Currency Strategy ETF	$500	3%
Simplify DBi CTA Managed Futures Index ETF	$500	3%
Simplify Enhanced Income ETF	$500	3%
Simplify Gold Strategy ETF	$500	3%
Simplify Government Money Market ETF	$500	3%
Simplify Health Care ETF	$500	3%
Simplify Hedged Equity ETF	$500	3%
Simplify High Yield ETF	$500	3%
Simplify Interest Rate Hedge ETF	$500	3%
Simplify Intermediate Term Treasury Futures Strategy ETF	$500	3%
Simplify Managed Futures Strategy ETF	$500	3%
Simplify MBS ETF	$500	3%
Simplify Multi-QIS Alternative ETF	$500	3%
Simplify Short Term Treasury Futures Strategy ETF	$500	3%
Simplify Target 15 Distribution ETF	$500	3%
Simplify Treasury Option Income ETF	$500	3%
Simplify US Equity PLUS Bitcoin Strategy ETF	$500	3%
Simplify US Equity PLUS Convexity ETF	$500	3%
Simplify US Equity PLUS Downside Convexity ETF	$500	3%
Simplify US Equity Income ETF	$500	3%
Simplify US Equity PLUS Managed Futures Strategy ETF	$500	3%
Simplify Volatility Premium ETF	$500	3%

*	As a percentage of the amount invested.

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Funds may trade on days that each Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on each Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the relevant Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the relevant Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the relevant Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of a relevant index, if any, are reflected from time to time by the Adviser in a Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of a relevant index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. A Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may

58

permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Funds will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to a Fund for any losses incurred by a Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu)

59

to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by a Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. A Fund’s determination shall be final and binding.

Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to a Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and a Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, a Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, a Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which

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undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to a Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, a Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to a Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in a Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of a relevant index, if any. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

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The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Custom Redemptions and Cash-in-Lieu

Each Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. Each Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to a Fund. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

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Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to a Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2026, the Funds generated the following amounts of tax loss carry forwards:

Fund	Short-Term	Long-Term	Total Amount
Simplify Aggregate Bond ETF	$0	$0	$0
Simplify Barrier Income ETF	$0	$0	$0
Simplify Bitcoin Strategy ETF	$(6,907,323)	$(2,140,939)	$(9,048,262)
Simplify Bond Bull ETF	$(23,619,293)	$(1,834,950)	$(25,454,243)
Simplify China A Shares Plus Income ETF	$(44,276)	$(220,935)	$(265,211)
Simplify Chinese Commodities Strategy No K-1 ETF	$0	$0	$0
Simplify Commodities Strategy No K-1 ETF	$0	$0	$0
Simplify Currency Strategy ETF	$0	$0	$0
Simplify DBi CTA Managed Futures Index ETF	$0	$0	$0
Simplify Enhanced Income ETF	$(9,651,119)	$(8,420,597)	$(18,071,716)
Simplify Gold Strategy ETF	$(1,224,882)	$(1,817,487)	$(3,042,369)
Simplify Government Money Market ETF	$0	$0	$0
Simplify Health Care ETF	$(9,880,915)	$(5,048,919)	$(14,929,834)
Simplify Hedged Equity ETF	$0	$(180,510)	$(180,510)

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Fund	Short-Term	Long-Term	Total Amount
Simplify High Yield ETF	$(3,988,740)	$(373,226)	$(4,361,966)
Simplify Interest Rate Hedge ETF	$(20,964,318)	$(1,954,401)	$(22,918,719)
Simplify Intermediate Term Treasury Futures Strategy ETF	$(14,312,484)	$(18,957,681)	$(33,270,165)
Simplify Managed Futures Strategy ETF	$(54,526,525)	$(81,683,032)	$(136,209,557)
Simplify MBS ETF	$0	$0	$0
Simplify Multi-QIS Alternative ETF	$(3,082,786)	$(5,420,263)	$(8,503,049)
Simplify Short Term Treasury Futures Strategy ETF	$(35,422,629)	$(53,146,423)	$(88,569,052)
Simplify Target 15 Distribution ETF	$0	$0	$0
Simplify Treasury Option Income ETF	$0	$0	$0
Simplify US Equity PLUS Bitcoin Strategy ETF	$(998,653)	$(1,513,024)	$(2,511,677)
Simplify US Equity PLUS Convexity ETF	$(1,666,155)	$(756,340)	$(2,422,495)
Simplify US Equity PLUS Downside Convexity ETF	$(29,975,179)	$(13,197,164)	$(43,172,343)
Simplify US Equity Income ETF	$0	$0	$0
Simplify Volatility Premium ETF	$(25,751,671)	$(21,711,090)	$(47,462,761)

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

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Each Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, a Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain passive foreign investment companies (“PFICs”) could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case a Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund may be able to elect to “pass through” to a Fund’s shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of a Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

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A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, contained in Funds’ Annual Report, are hereby incorporated by reference. A copy of each Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Funds’ Annual Reports are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

A-1

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Gamma Emerging Market Bond ETF	GAEM (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or Commodity Futures Trading Commission nor has the Securities and Exchange Commission or Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY GAMMA EMERGING MARKET BOND ETF

Investment Objective: The Simplify Gamma Emerging Market Bond ETF (the “Fund” or “GAEM”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.76%

(1)	Other Expenses includes interest expenses of 0.01%.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fee to 0.75% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$285	$510	$1,157

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing primarily in bonds issued by, or tied economically to, issuers in emerging markets, denominated in USD or local currency.

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The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities of issuers in emerging markets. Debt securities include bonds issued by governments, their agencies or instrumentalities, multilateral organizations such as World Bank (as defined below), and corporations. It is expected that the emerging markets in which the Fund will invest will include, among others, Latin America and the Caribbean. The Fund considers an emerging market country to include any country that is (1) generally recognized to be an emerging market country by International Bank for Reconstruction and Development (commonly known as “the World Bank”); (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index. The Fund’s sub-adviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in the MSCI Markets Index or the JP Morgan Emerging Market Bond Index. The Fund also may invest in non-emerging market debt securities. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, including futures, but has the ability to invest in bonds denominated in a local currency on an unhedged basis.

The Fund may invest in high yield securities, also known as junk bonds. The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the Adviser to be of similar credit quality.

The Sub-Adviser takes an opportunistic, tactical approach in selecting investments for the Fund. The Fund’s investments are not limited to securities of a particular maturity range, duration or credit rating. The Sub-Adviser applies a top-down macroeconomic analysis in selecting potential emerging market countries and a bottom-up analysis on specific corporate issuers.

The Fund also may invest up to 20% of its portfolio in derivatives such as emerging market credit default swaps (CDS), indices of CDS (CDX) and single-name CDS; foreign exchange (FX) instruments such as foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. In a CDS, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its debt obligation or an index of debt obligations. CDX are designed to track a representative segment of the CDS market (in this case, emerging markets) and provide exposure to specific “baskets” of issuers of debt instruments. CDX can provide the same investment exposure as entering into an individual CDS except with more diversification. Investments in CDS, CDX and FX instruments may be made for hedging, investment and other portfolio management purposes. FX instruments will be utilized for exposure to emerging market countries’ currencies, either long or short.

The Fund expects to use these instruments to enhance portfolio flexibility and help achieve its investment objective of income and capital appreciation. Specifically, CDS and CDX may be used to gain or hedge exposure to the creditworthiness of emerging market issuers, while FX instruments may be used to hedge currency risk or express views on emerging market currencies.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments (including affiliated money market ETFs) or high-quality short term fixed income securities. The Fund may also invest in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. When the Fund earns more on its additional investments than the interest cost related to the reverse repurchase agreement, it generates additional income.

The Fund’s 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

2

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Emerging Markets Risk. Investing in emerging markets involves not only the risks associated with investments in foreign securities in general, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Latin America Risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results and may negatively impact Fund performance.

Counterparty and Credit Risk. The Fund may be exposed to losses if the counterparty to a financial instrument held by the Fund is unable, unwilling, or is perceived (by market participants, ratings agencies or otherwise as unable or unwilling, or otherwise) as unable or unwilling, or otherwise fails to perform its obligations. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. The Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Default Swaps Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

CDX Indices Risk. CDX are benchmark indices made up of credit default swaps. The CDX in which the Fund will invest are issued by emerging market companies. The value of a CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers to which the CDX provides exposure. CDX are susceptible to credit risk, counterparty risk, and other risks associated with CDS.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

3

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Closure of Underlying Securities Market. To the extent that all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s domestic trading day. In turn, this could lead to differences between the market price of the Fund’s shares and the underlying value of its shares.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Foreign Investment Risk: The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value that a fund that invests exclusively in securities of U.S. companies. These investments may be subject to additional risks, including political and economic risks, less government regulation and supervision of foreign stock exchanges, brokers and listed companies, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed transaction settlement, foreign ownership limits, foreign withholding taxes, difficulties in obtaining legal judgements, repatriation of capital, and less stringent investor protection, disclosure, and accounting standards than those of U.S. market.

4

Foreign Currency Risk: The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates, the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Forward Contracts Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (i) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (ii) losses caused by unanticipated market movements, which are potentially unlimited; (iii) incorrect predictions of the direction of currency exchange rates and other economic factors; (iv) the possibility that the counterparty will default in the performance of its obligations; and (v) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involve leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Limited History Risk. The Fund is relatively new and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to more potential for volatility than a diversified fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index, J.P. Morgan EMBI Global Diversified Composite Index tracks liquid, US dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

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During the periods shown in the bar chart above, the Fund’s highest quarterly return was 4.71% (quarter ended September 30, 2025) and the Fund’s lowest quarterly return was 1.84% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was 0.89%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (8/12/24)
Return Before Taxes	12.80%	12.17%
Return After Taxes on Distributions	10.14%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	7.92%
J.P. Morgan EMBI Global Core Index (USD) (reflects no deduction for fees, expenses or taxes)	13.90%	10.93%
J.P. Morgan EMBI Global Diversified Composite Index – 081224 (reflects no deduction for fees, expenses or taxes)	14.35%	11.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Sub-Adviser: Gamma Asset Management LLC, located at Edificio Ochoa 500 Calle De La Tanca, Suite 305, San Juan, Puerto Rico (the “Sub-Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer; Chris Getter, Emerging Markets Strategist of the Adviser and Ken Miller, Portfolio Manager of the Adviser, and Manuel Pelayo Troncoso Acebal, CFA and chief executive officer and Douglas Roman, CFA of the Sub-Adviser serve as portfolio managers of the Fund. Dr. Berns, and Messrs. Miller, Troncoso and Roman have each served the Fund as a portfolio manager since it commenced operations and Mr. Getter has served as portfolio manager since October 2025. Each are jointly and primarily responsible for the management of the Fund.

6

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks to maximize total return.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing primarily in bonds issued by, or tied economically to, issuers in emerging markets, denominated in USD or local currency.

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities of issuers in emerging markets. Debt securities include bonds issued by governments, their agencies or instrumentalities, multilateral organizations such as World Bank (as defined below), and corporations. It is expected that the emerging markets in which the Fund will invest include, among others, Latin America and the Caribbean. The Fund considers an emerging market country to include any country that is (1) generally recognized to be an emerging market country by International Bank for Reconstruction and Development (commonly known as “the World Bank”); (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index. The Fund’s sub-adviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in the MSCI Emerging Index or the JP Morgan Emerging Market Bond Index. The Fund also may invest in non-emerging market debt securities. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives, including futures, but has the ability to invest in bonds denominated in a local currency on an unhedged basis.

The Fund may invest in high yield securities, also known as junk bonds. The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the Adviser to be of similar credit quality.

The Fund’s investments are not limited to securities of a particular duration, maturity range or credit rating. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. When the bond reaches maturity, the Fund is repaid its par, or face value. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion. For instance, a “AAA” high-grade rated bond offers more security and lower profit potential (lower yield) than a “B-” rated speculative bond.

The Fund may invest in bonds denominated in USD as well as local currency. While the bonds in which the Fund may invest are not limited based on credit rating, it is expected that the Fund will seek to invest in bonds with at least a single B- rating. However, the Fund may invest in lower rated bonds from time as the Sub-Adviser deems advantageous.

The Sub-Adviser takes an opportunistic, tactical approach in selecting investments for the Fund. With respect to sovereign bonds and local currency bonds, the Sub-Adviser applies a top-down macroeconomic analysis in selecting particular emerging market countries in which to invest. With respect to corporate bonds, the Sub-Adviser performs a bottom-up analysis on financials and other key metrics of specific corporate issuers. The Sub-Adviser may sell a security due to a decline in credit quality, deteriorated local economic conditions, or if it identifies a security that it believes offers a better investment opportunity. The Fund also may hold cash or cash equivalents.

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The Fund also may invest up to 20% of its portfolio in derivatives such as emerging market credit default swaps (CDS), indices of CDS (CDX) and single-name CDS; foreign exchange (FX) instruments such as foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. In a CDS, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its debt obligation or an index of debt obligations. CDX are designed to track a representative segment of the CDS market (in this case, emerging markets) and provide exposure to specific “baskets” of issuers of debt instruments. CDX can provide the same investment exposure as entering into an individual CDS except with more diversification. Investments in CDS, CDX and FX instruments may be made for hedging, investment and other portfolio management purposes. FX instruments will be utilized for exposure to emerging market countries’ currencies, either long or short.

The Fund expects to use these instruments to enhance portfolio flexibility and help achieve its investment objective of income and capital appreciation. Specifically, CDS and CDX may be used to gain or hedge exposure to the creditworthiness of emerging market issuers, while FX instruments may be used to hedge currency risk or express views on emerging market currencies.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments (including affiliated money market ETFs) or high-quality short term fixed income securities. The Fund may also invest in reverse repurchase agreements and use the proceeds for investment purposes. Reverse repurchase agreements are contracts in which a seller of securities, for example, U.S. government securities, agrees to buy the securities back at a specified time and price. Reverse repurchase agreements are primarily used by the Fund as an indirect means of borrowing. When the Fund earns more on its additional investments than the interest cost related to the reverse repurchase agreement, it generates additional income.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Non-Fundamental Policy

The Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, Trustees upon 60 days’ written notice to shareholders.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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Principal Investment Risks:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty and Credit Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. The Fund may be exposed to losses if the counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund is unable, unwilling, or is perceived (by market participants, ratings agencies or otherwise) as unable or unwilling, or otherwise fails to perform its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. The Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Default Swaps Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

CDX Indices Risk. CDX are benchmark indices made up of credit default swaps. The CDX in which the Fund will invest are issued by emerging market companies. The value of a CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers to which the CDX provides exposure. CDX are susceptible to credit risk, counterparty risk, and other risks associated with CDS.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

ETF Structure Risk: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

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○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Closure of Underlying Securities Market. To the extent that all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s domestic trading day. In turn, this could lead to differences between the market price of the Fund’s shares and the underlying value of its shares.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When a Fund invests in fixed income securities the value of your investment in a Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause a Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. and Canada that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. and Canadian companies. These investments may be subject to additional risks, including political and economic risks, less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed transaction settlement, foreign ownership limits, foreign withholding taxes, difficulties in obtaining legal judgements, repatriation of capital and less stringent investor protection, disclosure, and accounting standards than those of U.S. and Canadian markets. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

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Forward Contracts Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (i) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (ii) losses caused by unanticipated market movements, which are potentially unlimited; (iii) incorrect predictions of the direction of currency exchange rates and other economic factors; (iv) the possibility that the counterparty will default in the performance of its obligations; and (v) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and a Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Latin America Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of investments in Latin American companies. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Limited History of Operations. The Fund is relatively new and therefore does not yet have a history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser and/or Sub-Adviser may not achieve its intended result in managing the Fund.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages a majority of other series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate of 0.95% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, except for any interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders, and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust. For the fiscal year ended June 30, 2026, the Fund paid the Adviser 0.75% of its average daily net assets.

The Adviser has contractually agreed, through at least October 31, 2027, to waive its management fee to 0.75% of GAEM’s average daily net assets. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

INVESTMENT SUB-ADVISER:

Gamma Asset Management LLC (“Gamma”), located at Edificio Ochoa 500 Calle De La Tanca, Suite 305, San Juan, Puerto Rico, serves as investment sub-adviser to the Fund. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser was established in 2021 and provides wealth, institutional and investment advisory services to clients in the U.S. and Latin America. Gamma is paid by the Adviser, not the Fund.

A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements is available in Fund’s Form N-CSR covering the six-month period ended June 30, 2026.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the chief investment officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Chris Getter, has served as Emerging Markets Strategist of the Adviser since June 2024. From January 2021 to May 2024 he was retired. Previously, he was Director Lazard Asset Management, from September of 2019 to December of 2020. Prior to that service, he was Executive Vice President of PIMCO Asset Management from October 2008 to April 2019.

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Ken Miller is a Managing Director and Portfolio Manager of the Adviser. Prior to joining the Adviser, Mr. Miller was a Portfolio Manager at Longtail Alpha where he formulated both absolute return strategies for unconstrained accounts and tail-risk hedge solutions to add alpha versus passive hedge benchmarks. Prior to Longtail Alpha, Mr. Miller was an Executive Vice President at PIMCO where he managed G10 bond portfolios and traded equity, fixed income, and FX derivatives across the firm’s accounts. Mr. Miller holds a Bachelor’s degree in Applied Mathematics from UC Berkeley and a Master of Business Administration from the Marshall School at the University of Southern California.

Manuel Pelayo Troncoso Acebal, CFA, is the chief executive officer of Gamma. Prior to being named CEO of Gamma in 2021, he served as a portfolio manager for a single family office in Dominican Republic focused on investing in emerging markets fixed income from 2016 to 2021. Prior to that, Mr. Troncoso was a portfolio manager with Beta Capital Management and Beta Capital Securities, both part of the Credit Andorra Group. Mr. Troncoso holds a Bachelor’s Degree in Finance and Economics from the Carroll School of Management at Boston College.

Douglas Roman, CFA, CMT, CIO is an investment specialist with more than 35 years of experience managing assets for private and institutional clients. Prior to joining Gamma, Mr. Roman served as managing director and senior vice president of equity management for PNC Capital Advisors, the asset management division of PNC Bank (“PNC”). Prior to PNC, Mr. Roman held positions as chief investment officer of Millenium Advisors, senior investment analyst for the Vanguard Group, and director oof research for Rittenhouse Financial Services.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

The NAV of each Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser a its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results.

Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly for GAEM. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Gamma Asset Management LLC, located at Edificio Ochoa 500 Calle De La Tanca, Suite 305, San Juan, Puerto Rico, serves as investment sub-adviser to the Fund.

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OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, and (iii) expenses of a failed action are borne by the complaining shareholders. However, condition (iii) does not apply to actions brought under federal securities laws.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds
Financial Highlights

Simplify Gamma Emerging Market Bond ETF Selected Per Share Data	Year Ended June 30, 2026		Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.54		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.69		1.62
Net realized and unrealized gain (loss)	1.28		0.67
Total from investment operations	2.97		2.29
Less distributions from:
Net investment income	(1.56)		(1.49)
Net realized gains	—		(0.26)
Total distributions	(1.56)		(1.75)
Net Asset Value, end of period	$26.95		$25.54
Total Return (%)	11.85		9.42	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$41		$11
Ratio of expenses before fee waiver (%)	0.96	(d)	0.96	(d)(e)
Ratio of expenses after fee waiver (%)	0.76	(d)	0.76	(d)(e)
Ratio of net investment income (loss) (%)	6.39		7.22	(e)
Portfolio turnover rate (%)(f)	95		131	(c)

(a)	For the period August 12, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 222 Broadway 22nd Floor New York, NY 10038	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103	Sub-Adviser	Gamma Asset Management LLC Edificio Ochoa 500 Calle De La Tanca Suite 305 San Juan, Puerto Rico 00901-1969

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Funds, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Gamma Emerging Market Bond ETF	GAEM (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Gamma Emerging Market Bond ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a non-diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by Gamma Asset Management LLC (“Gamma”). The Fund seeks to maximize total return. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issues (and redeems) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with a Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issue and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of a Fund’s shares (e.g., 25,000) that a Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of a Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from a Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of The Fund will continue to be met. The Exchange may, but is not required to, remove the shares of The Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Funds shares, there are fewer than 50 record and/or beneficial owners of shares of The Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of The Fund from listing and trading upon termination of The Fund.

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TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the applicable Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in a Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by The Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund (the “3% Limitation”) and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by a Fund together with all other investment companies that have the same adviser.

Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, The Fund would bear, along with other shareholders, their pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which The Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by The Fund and, therefore, will be borne directly by Shareholders.

The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as The Fund) to exceed the 5%, and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5% and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a Fund may have to reinvest the proceeds at lower market rates. Similarly, a Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies

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with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which a Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

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Real Estate Investment Trusts

A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

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Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

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Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer. It permits daily changes in the amounts invested. A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

A Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

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Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will realize a gain if the premium received by a Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. In as much as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

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Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

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Option Overlay Strategy

A Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When a Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When a Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve a Fund’s performance, there is no guarantee that it will do so.

Repurchase Agreements

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to a Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

A Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

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Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to The Fund’s operation. The Adviser, on behalf of The Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to The Fund’s operations. Accordingly, The Fundthe Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

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When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will segregate liquid assets to satisfy purchase commitments in the manner described, a Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

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Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

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4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to fundamental investment restriction #5 above, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

Non-Fundamental Policies

Simplify Gamma Emerging Market Bond ETF has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities of issuers in emerging markets.

This Policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ written notice of such change.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of The Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, The Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of The Fund in the secondary market. This information typically reflects a Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including The Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of The Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to a Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by The Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York NY 10038.

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Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to The Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Sub-Advisers. Personnel of the sub-advisers, including personnel responsible for managing a Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, sub-adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for The Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to The Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of The Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall The Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about The Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with The Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect The Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

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Craig Enders has over 24 years of experience as a professor at two major universities. Mr. Enders study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten-years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 24 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth advisor for large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038.

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal- Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 – Present).	38	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee, President and Treasurer since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2020); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the audit Committee met four times.

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Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each, an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Fund through the Adviser for the fiscal year ended June 30, 2026. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

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Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of a Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Christina Stauffer	None	$1 - $10,000
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Simplify Gamma Emerging Market Bond ETF expect to make monthly dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Funds’ outstanding shares as of June 30, 2026.

Name and Address	Percentage of Fund
Gamma Emerging Market Bond ETF
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	13.55%
Elevated Capital Advisors, LLC 11925 South 700 East Draper, UT 84020	6.70%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135, serves as The Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for each of the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.95% of the average daily net assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

	Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
Name of Fund	2026	2025	2024	2026	2025	2024	2026	2025	2024
Simplify Gamma Emerging Market Bond ETF	$291,798	$193,409[1]	N/A	$(61,431)	($19,665)[1]	N/A	$230,367	$73,744[1]	N/A

[1]	For the period August 12, 2024 (commencement of operations) through June 30, 2024.

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The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Gamma to serve as sub-adviser to the Simplify Gamma Emerging Market Bond ETF under a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. Gamma is responsible for the management of Simplify Gamma Emerging Market Bond ETF’s portfolio subject to the Adviser’s oversight and instructions. Gamma has been registered with the SEC as an investment adviser since February 2024. Gamma has been registered as an investment adviser with the state authority of Puerto Rice since July 2021. Gamma is wholly owned by Gamma International Bank, Inc. (“GIB”). GIB is wholly owned by Pinecrest Holdings, S.A., a holding company primarily owned by Jose Javier Tejada Reynoso.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the applicable sub-adviser on 60 days’ written notice and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Fee Waiver Agreement

The Adviser and the Trust have entered into a fee waiver agreement with respect to Simplify Gamma Emerging Market Bond ETF whereby the Adviser agrees to waive its fee payable under the Management Agreement to 0.75% of the Fund’s average daily net assets. The fee waiver agreement is effective through October 31, 2027 and may only be terminated by the Board on 60 days’ notice to the Adviser.

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Codes of Ethics

The Trust, the Adviser, each sub-adviser and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

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THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of a Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of a Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of a Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

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The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

PORTFOLIO MANAGERS

David Berns, Chris Getter, Ken Miller, Manuel Pelayo Troncoso Acebal and Douglas Roman are jointly and primarily responsible for the management of the Fund.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Chris Getter

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	8	$772.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ken Miller

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	14	$4,108.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Manuel Pelayo Troncoso Acebal

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$41.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Douglas Roman

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$41.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns and Mr. Miller are compensated through a salary and equity participation in the Adviser. Mr. Getter is compensated through a salary and a discretionary bonus from the Adviser. Mr. Troncoso and Mr. Roman are compensated through a salary from Gamma.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of the date of this SAI.

Name of Portfolio Manager/Name of Fund	David Berns	Chris Getter	Ken Miller	Manuel Pelayo Troncoso Acebal	Douglas Roman
Simplify Gamma Emerging Market Bond ETF	None	None	None	None	$10,001 - $50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

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Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
Name of Fund	2026	2025	2024
Simplify Gamma Emerging Market Bond ETF	$0	$0[1]	$0

[1]	For the period August 12, 2024 (commencement of operations) through June 30, 2025.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The table below shows any significant variation in the Fund’s portfolio turnover rates for the past two fiscal years.

Name of Fund	2026	2025*
Simplify Gamma Emerging Market Bond ETF	95%	131%

*	For the period August 12, 2024 (commencement of operations) through June 30, 2025.

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

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The Fund Services Agreement remains in effect for two years from the effective date of the agreement, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides he Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the fiscal year ended June 30, 2026, June 30, 2025 and June 30, 2024, the Administrator earned $6,425,487, $4,637,211.41 and $3,122,179.11, respectively, for administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for a Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays Foreside a fixed annual fund fee and an additional fee per the Fund. the Fund also pays Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of a Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that The Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculate NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, a Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

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Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by a Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of a Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund is listed in the table below.

ETFs	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Gamma Emerging Market Bond ETF	$500	3%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that each Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on each Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

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Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to a Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from a Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in a Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. A Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

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Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted, on behalf of the Authorized Participant, as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to a Fund for any losses incurred by a Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by a Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. A Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+3 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to a Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and a Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+3, a Fund may settle Creation Unit transactions on a basis other than T+3, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, a Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to a Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, a Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to a Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

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Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in a Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

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Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to a Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to a Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).

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Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Tax Code.

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Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

The Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

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Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, a Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by a Fund in certain passive foreign investment companies (“PFICs”) could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case a Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund may be able to elect to “pass through” to a Fund’s shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of a Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Fund’s Annual Report is incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

A-1

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

A-2

Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

A-3

Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

A-4

Fund Name	Ticker Symbol (Exchange)

Simplify Kayne Anderson Energy and Infrastructure Credit ETF	KNRG (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

Advised by:	Sub-Advised by:

Simplify Asset Management Inc.	Kayne Anderson Capital Advisors, L.P.
10845 Griffith Peak Drive 2/F	717 Texas Avenue, 22nd Floor
Las Vegas, NV 89135	Houston, TX 77002

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY Kayne Anderson Energy and Infrastructure Credit ETF

Investment Objective: The Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund” or “KNRG”) primarily seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an opportunistic strategy that focuses on relative value among credit instruments of energy and infrastructure companies. The Adviser may employ a hedging strategy using derivatives.

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Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in credit instruments issued by energy companies and infrastructure companies. The Fund defines credit instruments as: (i) debt, (ii) bonds, (iii) notes, (iv) loans, (v) loan participations, (vi) credit facility commitments, (vii) preferred shares, (viii) hybrid securities, and (ix) derivatives linked to the preceding instruments. Hybrid securities are those with a conversion feature such a convertible bond that may be converted to common stock. Credit instruments maybe secured, senior, subordinated, callable, and/or convertible. The Fund defines energy companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in energy-related endeavors such as the (A) production, (B) generation, (C) development, (D) transmission, (E) storage, (F) refining/processing, or (G) sale of: (i) oil, (ii) natural gas (including liquified natural gas, or LNG), (iii) natural gas liquids, (iv) refined petroleum products, (v) coal, (vi) biofuels, (vii) hydrogen, (viii) hydro power, (ix) solar power, (x) wind power, (xi) geothermal power, as well as (xii) electricity generation by other means. The Fund defines infrastructure companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in infrastructure-related endeavors related to (A) transportation assets: (i) toll roads, (ii) bridges, (iii) tunnels, (iv) parking facilities, (v) railroads, (vi) rapid transit links, (vii) airports, (viii) refueling facilities, and (ix) seaports; (B) utility assets: (i) electric transmission and distribution lines, (ii) power generation facilities, (iii) gas and water distribution facilities, (iv) waste collection, (v) broadcast and wireless towers, (vi) energy infrastructure assets, and (vii) cable and satellite networks. The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in the securities of issuers from the energy and infrastructure group of industries.

The Fund invests without restriction as to issuer capitalization, credit quality, country, currency, instrument maturity or duration. However, securities of emerging market issuers are not part of the Fund’s principal investment strategy. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Sub-Adviser’s Energy and Infrastructure Credit Strategy

The Sub-Adviser selects credit instruments, which it believes present an attractive combination of yield and potential capital appreciation among peers of the same credit quality, maturity, and issuer type. The Sub-Adviser focuses on bottom-up fundamental analysis to assess credit quality. The Sub-Adviser’s measure of credit quality is informed by: (i) interest payment coverage ratio, (ii) debt to assets ratio, (iii) debt to cash flow, (iv) free cash flow analysis and sensitivity, (v) assessment of the likelihood of default under stressed economic or sector-specific conditions, and (vi) an estimate of recovery percentage in the event of default. The Sub-Adviser sells an instrument when it believes its investment profile no longer represents relative value or to fund a more attractive investment.

Adviser’s Hedging Strategy

To manage the default risk of the Fund’s portfolio and to generate gains from changes in credit spreads on credit instruments, the Adviser may employ a hedging strategy. This strategy may use over-the-counter total return swaps, and exchange-traded and over-the-counter credit default swaps and options. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its debt obligation or an index of debt obligations. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may also use credit default swaps to take an active long (i.e. writes credit protection) or short (i.e. buys credit protection) position with respect to the likelihood of a particular issuers or group of issuers default. Total return swaps are used to capture the interest and price performance of a debt obligation or an index of debt obligations and may be used to capture narrowing credit spreads as well as to profit from widening credit spreads. The Fund may purchase put options and put options spreads to protect against a drop in a reference asset’s price. The Fund may purchase call options and call option spreads to capture gains in the reference asset’s price typically driven by improved credit spreads.

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When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period.

Call Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will increase it employs a call spread strategy. In this call option spread, the Fund purchases an at-the-money or slightly out-of-the-money call option; while selling (writing) a further out-of-the-money (above current market price) call option to partially offset the cost of the purchased option.

Put Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will decrease it employs a put spread strategy. In this put option spread, the Fund purchases an at-the-money or slightly out-of-the-money put option; while selling (writing) a further out-of-the-money (below current market price) put option to partially offset the cost of the purchased option. The Adviser typically hedges at least a portion of the Fund’s credit risk and opportunistically pursues additional gains from changes in credit spreads. While the use of derivatives is intended to improve the Fund’s performance, there is no guarantee that it will do so.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Sub-Adviser’s strategy may not produce positive results and the Adviser’s credit hedge strategy may not fully protect the Fund’s portfolio from declines in price or from defaults.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

High Yield Risk. The Fund may invest in high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Interest Rate Risk. The value of the Fund’s investment in credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations owned by the Fund.

Industry Concentration Risk. The Fund focuses its investments in securities of a group of two industries. Economic, legislative or regulatory developments may occur that significantly affect the group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not focus in a group of industries.

○	Energy Industry Risk. Securities and instruments of energy companies are susceptible to adverse economic or regulatory developments. The performance of the Fund is tied closely to and affected by developments in the energy sector. Energy companies are subject to the risks specific to the sector they serve including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risk and facility acquisition risk; (iv) reduced demand for crude oil, natural gas, natural gas liquids, refined petroleum products, and power; (v) depletion of the oil or natural gas reserves or lower than expected wind, solar, or hydro resources; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates and a higher cost of capital; (ix) attack by terrorists; (x) price policies of OPEC (Organization of Petroleum Exporting Countries); and (xi) changing preferences for fuel sources.

○	Infrastructure Industry Risk. Securities and instruments of infrastructure companies are susceptible to adverse economic or regulatory developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, such as high interest costs in connection with capital construction, high debt leverage, environmental and other regulations, economic slowdown, surplus capacity, increased competition, volatile fuel or power prices, energy conservation policies and other factors. Infrastructure companies may also be subject to: (i) technological innovations that may render production facilities obsolete, (ii) changes in market sentiment towards infrastructure assets, (iii) high interest costs in connection with capital construction and improvement programs, (iv) difficulty in raising capital, (v) competition resulting from a developing deregulatory environment, (vi) cost of compliance with environmental and other regulations, (vii) adverse actions by various government authorities, (viii) government regulation of rates charged to customers, (ix) service interruption due to environmental or operational mishaps, and (x) special tariffs and changes in tax laws.

Convertible Securities Risk. Convertible securities that are rated below investment grade are subject to the risks associated with high-yield investments. The reference common stock of a convertible security may fail to reach a price that makes the conversion feature valuable.

Foreign Currency Risk. The Fund may hold investments that have exposure to non-U.S. currency exchange rates. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of the U.S. market. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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Derivatives Risk. Options and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. Written credit default swaps expose the Fund to a potential total loss with respect to the reference credit asset.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Limited History Risk. The Fund is a relatively new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

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Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. The reference common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Turnover Rate Risk. The Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

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○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc.

Sub-Adviser: Kayne Anderson Capital Advisors, L.P.

Portfolio Managers: Jim Baker, Portfolio Manager, Managing Partner and Co-Head of the Sub-Adviser’s energy infrastructure business; Michael Schimmel, Portfolio Manager for the Sub-Adviser’s energy infrastructure credit strategies; Randy Laufman, assistant portfolio manager of the Sub-Adviser; David Berns, PhD, Chief Investment Officer of the Adviser and Chris Getter, Emerging Markets Strategist of the Adviser are the portfolio managers of the Fund. Messrs. Baker and Schimmel and Dr. Burns have each served the Fund as a portfolio manager since it commenced operations and Mr. Getter and Mr. Laufman have each served as portfolio manager since October 2025. Messrs. Baker, Getter, Laufman, Schimmel and Dr. Burns are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities or cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund primarily seeks to maximize total return.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an opportunistic strategy that focuses on relative value among credit instruments of energy and infrastructure companies. The Adviser may employ a hedging strategy using derivatives.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in credit instruments issued by energy companies and infrastructure companies. The Fund defines credit instruments as: (i) debt, (ii) bonds, (iii) notes, (iv) loans, (v) loan participations, (vi) credit facility commitments, (vii) preferred shares, (viii) hybrid securities, and (ix) derivatives linked to the preceding instruments. Hybrid securities are those with a conversion feature such a convertible bond that may be converted to common stock. Credit instruments maybe secured, senior, subordinated, callable, and/or convertible. The Fund defines energy companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in energy-related endeavors such as the (A) production, (B) generation, (C) development, (D) transmission, (E) storage, (F) refining/processing, or (G) sale of: (i) oil, (ii) natural gas (including liquified natural gas, or LNG), (iii) natural gas liquids, (iv) refined petroleum products, (v) coal, (vi) biofuels, (vii) hydrogen, (viii) hydro power, (ix) solar power, (x) wind power, (xi) geothermal power, as well as (xii) electricity generation by other means. The Fund defines infrastructure companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in infrastructure-related endeavors related to (A) transportation assets: (i) toll roads, (ii) bridges, (iii) tunnels, (iv) parking facilities, (v) railroads, (vi) rapid transit links, (vii) airports, (viii) refueling facilities, and (ix) seaports; (B) utility assets: (i) electric transmission and distribution lines, (ii) power generation facilities, (iii) gas and water distribution facilities, (iv) waste collection, (v) broadcast and wireless towers, (vi) energy infrastructure assets, and (vii) cable and satellite networks. The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in the securities of issuers from the energy and infrastructure group of industries.

The Fund invests without restriction as to issuer capitalization, credit quality, country, currency, instrument maturity or duration. However, securities of emerging market issuers are not part of the Fund’s principal investment strategy. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Sub-Adviser’s Energy and Infrastructure Credit Strategy

The Sub-Adviser selects credit instruments, which it believes present an attractive combination of yield and potential capital appreciation among peers of the same credit quality, maturity, and issuer type. The Sub-Adviser focuses on bottom-up fundamental analysis to assess credit quality. The Sub-Adviser’s measure of credit quality is informed by: (i) interest payment coverage ratio, (ii) debt to assets ratio, (iii) debt to cash flow, (iv) free cash flow analysis and sensitivity, (v) assessment of the likelihood of default under stressed economic or sector-specific conditions, and (vi) an estimate of recovery percentage in the event of default. The Sub-Adviser sells an instrument when it believes its investment profile no longer represents relative value or to fund a more attractive investment.

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Adviser’s Hedging Strategy

To manage the default risk of the Fund’s portfolio and to generate gains from changes in credit spreads on credit instruments, the Adviser may employ a hedging strategy. This strategy may use over-the-counter total return swaps, and exchange-traded and over-the-counter credit default swaps and options. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its debt obligation or an index of debt obligations. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may also use credit default swaps to take an active long (i.e. writes credit protection) or short (i.e. buys credit protection) position with respect to the likelihood of a particular issuers or group of issuers default. Total return swaps are used to capture the interest and price performance of a debt obligation or an index of debt obligations and may be used to capture narrowing credit spreads as well as to profit from widening credit spreads. The Fund may purchase put options and put options spreads to protect against a drop in a reference asset’s price. The Fund may purchase call options and call option spreads to capture gains in the reference asset’s price typically driven by improved credit spreads.

Total return swaps are used to capture the interest and price performance of a debt obligation or an index of debt obligations and may be used to capture narrowing credit spreads as well as to profit from widening credit spreads. The Fund may purchase put options to protect against a drop in a reference asset’s price. The Fund may purchase call options to capture gains in the reference asset’s price typically driven by improved credit spreads.

The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuers or group of issuers default. The Fund may also purchase or write credit default swaps on indexes (“CDX”), which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. A CDX is exchange-traded instrument. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than an over-the-counter credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund anticipates that it will use a market-standard high yield reference portfolio commonly referred to as the CDX high yield index. The CDX high yield index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities in the CDX high yield index.

When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based typically prior to maturity.

Call Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will increase, it employs a call spread strategy. In this call option spread, the Fund purchases an at-the-money or slightly out-of-the-money call option; while selling (writing) a further out-of-the-money (above current market price) call option to partially offset the cost of the purchased option.

Put Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will decrease it employs a put spread strategy. In this put option spread, the Fund purchases an at-the-money or slightly out-of-the-money put option; while selling (writing) a further out-of-the-money (below current market price) put option to partially offset the cost of the purchased option.

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The Adviser typically hedges at least a portion of the Fund’s credit risk and opportunistically pursues additional gains form changes in credit spreads. While the use of derivatives is intended to improve the Fund’s performance, there is no guarantee that it will do so.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Non-Fundamental Policy

The Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, upon 60 days’ prior notice to shareholders.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Investment Risks:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Sub-Adviser’s strategy may not produce positive results and the Adviser’s credit hedge strategy may not fully protect the Fund’s portfolio from declines in price or from defaults.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Convertible Securities Risk. Convertible securities that are rated below investment grade are subject to the risks associated with high-yield investments. The reference common stock of a convertible security may fail to reach a price that makes the conversion feature valuable.

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Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honour its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Credit risk usually applies to most debt securities, but generally is not a material factor for U.S. government obligations. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

Derivatives Risk. Options and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Put Options. When the Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

○	Call Options. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. Written credit default swaps expose the Fund to a potential total loss with respect to the reference credit asset.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

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●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Foreign Currency Risk. The Fund may hold investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

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Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of the U.S. market. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

High Yield Risk. The Fund may invest in high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. High yield securities are more sensitive to economic conditions and more likely to default.

Industry Concentration Risk. The Fund focuses its investments in securities of a group of two industries. Economic, legislative or regulatory developments may occur that significantly affect the group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not focus in a group of industries.

○	Energy Industry Risk. Securities and instruments of energy companies are susceptible to adverse economic or regulatory developments. The performance of the Fund is tied closely to and affected by developments in the energy sector. Energy companies are subject to the risks specific to the sector they serve including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risk and facility acquisition risk; (iv) reduced demand for crude oil, natural gas, natural gas liquids, refined petroleum products, and power; (v) depletion of the oil or natural gas reserves or lower than expected wind, solar, or hydro resources; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates and a higher cost of capital; (ix) attack by terrorists; (x) price policies of OPEC (Organization of Petroleum Exporting Countries); and (xi) changing preferences for fuel sources.

○	Infrastructure Industry Risk. Securities and instruments of infrastructure companies are susceptible to adverse economic or regulatory developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, such as high interest costs in connection with capital construction, high debt leverage, environmental and other regulations, economic slowdown, surplus capacity, increased competition, volatile fuel or power prices, energy conservation policies and other factors. Infrastructure companies may also be subject to: (i) technological innovations that may render production facilities obsolete, (ii) changes in market sentiment towards infrastructure assets, (iii) high interest costs in connection with capital construction and improvement programs, (iv) difficulty in raising capital, (v) competition resulting from a developing deregulatory environment, (vi) cost of compliance with environmental and other regulations, (vii) adverse actions by various government authorities (viii) government regulation of rates charged to customers, (ix) service interruption due to environmental or operational mishaps, and (x) special tariffs and changes in tax laws.

Interest Rate Risk. The value of the Fund’s investment in credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations owned by the Fund.

Limited History Risk. The Fund is a somewhat new ETF and therefore has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing the Fund.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. The reference common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Small and Medium Capitalization Risk. The earnings and prospects of small to medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Turnover Rate Risk. The Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

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Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment adviser: Simplify Asset Management Inc. (the “Adviser”), located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages a majority of the other series in the Trust.

Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Fund pays the Adviser a monthly management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adiver is responsible for paying substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders, and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust. For the fiscal year ended June 30, 2026, the Fund paid the Adviser 0.75% of its average daily net assets.

SUB-adviser: Kayne Anderson Capital Advisors, L.P., located at 717 Texas Avenue, 22nd Floor, Houston, TX 77002 serves as the Fund’s investment sub-adviser. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser, founded in 1984, is a leading alternative investment management firm focused on infrastructure, energy, real estate, and credit. As of December 31, 2024, the Sub-Adviser managed over $36 billion in assets for institutional investors, family offices, high net worth and retail clients and employs over 300 employees in five offices across the U.S. The Sub-Adviser has been an SEC-registered investment adviser since August 1994. Subject to the oversight of the Board, the Sub-Adviser is responsible for management of the Fund’s credit portfolio. The Sub-Adviser is paid by the Adviser, not the Fund.

A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements is available in the Fund’s Form N-CSR covering the 12-month period ended June 30, 2025.

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MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers:

Jim Baker is a Portfolio Manager, Managing Partner and Co-Head of the Sub-Adviser’s energy infrastructure business. He also serves on the Board of Directors and is President and Chief Executive Officer of Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN). Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. He earned a B.B.A. in Finance from the University of Texas at Austin in 1995 and an M.B.A. in Finance from Southern Methodist University in 1997.

Michael Schimmel is a credit portfolio manager for the Sub-Adviser’s energy infrastructure business. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was an analyst/trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high yield analyst at Trust Company of the West, where he followed the chemical, paper/packaging, telecommunications tower, and waste management and lodging/leisure industries. Mr. Schimmel earned a B.A. in Economics from Pomona College in 1993 and an M.B.A. from the UCLA Anderson School of Management in 2001.

Randy Laufman is an assistant portfolio manager and senior credit analyst of the Sub-Adviser with a focus on domestic infrastructure sectors including energy, renewables, transportation, telecommunications and data management. Prior to joining Kayne Anderson in 2014, Laufman worked as a senior credit analyst at Odeon Capital Group, LLC focusing on opportunities in high yield, distressed and convertibles. Prior thereto, Laufman worked for over twelve years as a senior credit analyst with Imperial Capital, LLC, primarily focusing on the energy and marine transportation sectors, convertible bonds and other opportunities in high yield and distressed. Laufman earned a B.S. in business from Indiana University. Laufman is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the CFA Society of Los Angeles.

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Chris Getter, has served as Emerging Markets Strategist of the Adviser since June 2024. From January 2021 to May 2024 he was retired. Previously, he was Director Lazard Asset Management, from September of 2019 to December of 2020. Prior to that service, he was Executive Vice President of PIMCO Asset Management from October 2008 to April 2019.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund Shares.

HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of Shares outstanding ((assets-liabilities)/number of Shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

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Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results.

Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange, as stated below. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

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Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

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In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the Shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Kayne Anderson Capital Advisors, L.P., located at 717 Texas Avenue, 22nd Floor, Houston, TX 77002 serves as the Fund’s sub-adviser.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Kayne Anderson Energy and Infrastructure Credit ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.54	0.15
Net realized and unrealized gain (loss)	0.47 (c)	0.49
Total from investment operations	2.01	0.64
Less distributions from:
Net investment income	(1.54)	(0.15)
Return of capital	(0.24)	—
Total distributions	(1.78)	(0.15)
Net Asset Value, end of period	$25.72	$25.49
Total Return (%)	8.10	2.56	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$150	$10
Ratio of expenses (%)	0.75	0.75	(e)
Ratio of net investment income (loss) (%)	6.01	6.42	(e)
Portfolio turnover rate (%)(f)	101	8	(d)

(a)	For the period May 27, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Sub-Adviser	Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, 22nd Floor Houston, TX 77002	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Kayne Anderson Energy and Infrastructure Credit ETF	KNRG (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on the exchange indicated above

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Simplify Kayne Anderson Energy and Infrastructure Credit ETF is a non-diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”). The Simplify Kayne Anderson Energy and Infrastructure Credit ETF seeks to maximize total return. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”). ETFs are registered open-end management companies that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000 or 10,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Arca Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Arca Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Arca Exchange, makes further dealings on the Arca Exchange inadvisable. The Arca Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funs bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intend to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Investments in ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations the Fund will be prevented from: (1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; (2) investing more than 5% of the Fund’s assets in any single such investment company, and (3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. The Fund may also rely upon Rule 12d1-4 which under certain circumstances allows the Fund to exceed the 3%, 5%, and 10% limitations described above.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the

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incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Open-End Investment Companies

The Fund and any “affiliated persons,” as defined by the 1940 Act may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability, respectively, to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

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Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

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Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

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The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

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The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

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Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

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MLP and MLP-Related Securities

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

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Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund may segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Bank Loans

The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions;

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3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its net assets in the securities of companies engaged in any one industry or group of industries, except for issuers from the energy and infrastructure group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

Non Fundamental Policy

The Simplify Kayne Anderson Energy and Infrastructure Credit ETF adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in credit instruments issued by energy companies and infrastructure companies.

This policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ written notice of such change.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Sub-Adviser. Personnel of the Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, Fund affiliates, the Adviser, the Sub-Adviser, affiliated persons of the Adviser or Sub-Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). One Board member is an interested person Trustee (as defined under the 1940 Act) (“Interested Trustee”) pursuant to his ownership of and officer status with the Adviser. Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of three Independent Trustees and one Interested Trustee. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

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Craig Enders has over 24 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 24 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 – Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung T. Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

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Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or the Interested Trustee receives compensation from the Trust.

The table below details the amount of compensation the Trustees receive from the Fund through the Adviser for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000
Christina Stauffer	None	$1 – $10,000

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following person’s or “groups” (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the “1934 Act”) are Depository Trust Company (“DTC”) members reflecting ownership of 5% of more of the Fund’s outstanding shares as of September 30, 2026.

Name and Address	Percentage of Each Fund
Simplify Kayne Anderson Energy and Infrastructure Credit ETF
Kayne Anderson Capital Advisors LP 2121 Avenue of the Stars, 9th floor Los Angeles, CA 90067	6.83%
AG Asset Advisory, LLC 10100 Santa Monica Boulevard, Suite 300 Los Angeles, CA 90067	5.04%

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INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

	Advisory Fees Accrued for the Period Ended June 30,		Advisory Fees Waived for the Period Ended June 30,		Net Advisory Fees Paid for the Period Ended June 30,
Name of Fund	2026	2025	2026	2025	2026	2025
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$413,332	$5,769[1]	$0	$0[1]	$413,332	$5,769[1]

[1]	For the period May 27, 2025 (commencement of operations) through June 30, 2025.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

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The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the relevant Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

SUB-ADVISER

Investment Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Kayne Anderson Capital Advisors, L.P. to serve as sub-adviser to the Fund pursuant to Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for the management of the Fund’s securities portfolio subject to the Adviser’s oversight and instructions. Richard A. Kayne is deemed to control the Sub-Adviser through indirect majority ownership of the general partner of the Sub-Adviser.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act). The Adviser, not the Fund, pays the Sub-Adviser.

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Advisory is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Codes of Ethics

The Trust, the Adviser, Sub-Adviser, and Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

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Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests (or its designee’s interests) and the Fund’s interests, the Adviser or its designee will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser or its designee will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; (2) on the SEC’s website at http://www.sec.gov, and on the Fund’s website at www.simplify.us/etfs. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person or in reliance on the SEC order at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

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Rule 12b-1 Plan

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plan. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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PORTFOLIO MANAGERS

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,938.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Chris Getter

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	8	$772.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jim Baker

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$149.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Randy Laufman

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$149.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Schimmel

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$149.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser and Sub-Adviser have adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Potential Conflicts of Interest Related to the Adviser and Sub-Adviser

In addition to controlling the Sub-Adviser, Mr. Richard A. Kayne owns preferred shares of the Adviser. Mr. Kayne’s part ownership of the Adviser presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser, as Mr. Kayne will indirectly benefit form fees paid by the Adviser to the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser were fully disclosed to, discussed with and considered by the Board in approving the appointment of the Sub-Adviser.

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Compensation

Mr. Berns is compensated through a salary and equity participation in the Adviser. Mr. Getter is compensated through a salary and a discretionary bonus from the Adviser. Mr. Baker is compensated through a salary and equity participation in the Sub-Adviser, as well as a percentage of the net revenue generated by the funds and accounts on the Kayne Energy Infrastructure platform. Mr. Schimmel and Mr. Laufman are compensated through a salary, discretionary bonus and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Dollar Range of Equity Securities in the Fund
David Berns	Chris Getter	Jim Baker	Randy Laufman	Michael Schimmel
None	None	Over $100,000	Over $100,000	$50,001 - $100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio managers who are employees of the Adviser or Sub-Adviser. The Adviser and Sub-Adviser are each authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser and Sub-Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the transacting Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
	2026	2025
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$0	$0

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PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The table below shows the Fund’s portfolio turnover rate for the period May 27, 2025 (commencement of operations) through June 30, 2025 and the fiscal year ended June 30, 2026.

	2026	2025
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	101%	8%

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to Fund shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of thee Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

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The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the period May 27, 2025 (commencement of operations) through June 30, 2025, and the period ended June 30, 2026, the Administrator earned $4,637,211.41 and $6,425,487 in administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

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Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

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Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the relevant Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the relevant Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the relevant Fund.

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Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$500	3%

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that each Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on each Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the relevant Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the relevant Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the relevant Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

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The deposit securities may change and as rebalancing adjustments and corporate action events of a relevant index, if any, are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of a relevant index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

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Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, the Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the relevant Fund. More information regarding the current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

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Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of a relevant index, if any. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of an ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

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Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

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Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of June 30, 2026, the Fund had no capital loss carry forwards.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

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The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Reports included in Form N-CSR may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours or by visiting www.simplify.us/etfs. No other portions of the Fund’s Annual Report is incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy adviser’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify National Muni Bond ETF	NMB (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY NATIONAL MUNI BOND ETF

Investment Objective: The Simplify National Muni Bond ETF’s (the “Fund” or “NMB”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.53%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio rate was 424% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing primarily in investment grade U.S. municipal bonds.

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Municipal Bond Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. municipal bonds. Municipal bonds are debt securities issued by states, counties, municipalities, authorities, agencies, or other subdivisions, as well as the District of Columbia and U.S. territories such as Puerto Rico, Guam and the Mariana Islands or U.S. Virgin Islands. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments specific projects or public facilities, housing projects, industrial projects, hospitals, schools, mass transportation, stadiums, waterworks and sewer systems and highways. Although the Sub-Adviser will target investments across municipal securities that finance a variety of projects, from time to time, the Fund may have significant positions in municipal securities that finance projects that are similar in type, scope, or geographic area.

Municipal securities typically are classified as general or revenue obligations.

●	General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

●	Revenue Bonds. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.

The Fund will invest in municipal securities that the Sub-Adviser believes will provide the best balance between, on the one hand, the potential for income, and on the other hand, risk profile, within the Fund’s range of allowable investments at any given time. In selecting municipal securities for the Fund’s portfolio, the Sub-Adviser may acquire securities that pay fixed, floating or variable rates of interest. The Sub-Adviser may also sell securities on an opportunistic basis for capital appreciation or because of a decline in credit quality, change in tax characterization, or availability of securities that the Sub-Adviser believes offer better investment opportunities.

In selecting municipal securities for the Fund’s portfolio, the Sub-Adviser will consider one or more of the following factors, including, without limitation, credit and risk profile, structure, pricing, portfolio impact, duration, restructuring, and tax impact. The municipal bonds acquired for the Fund will generally be tax-exempt, although the Fund may also invest in taxable bonds. While the Fund may invest in municipal securities rated in any category by a nationally recognized rating service (or unrated securities of comparable quality), the Fund focuses on investment grade securities. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, would be rated in the first, second, third or fourth ratings category, respectively. Although the investments in the Fund’s municipal bond strategy portfolio are not limited to securities of a particular maturity range, and the Fund otherwise has no set duration parameters, the Sub-Adviser anticipates targeting a municipal bond portfolio with an average duration of ten or more years.

Additional Municipal Bond Strategy Techniques.

The Fund may also seek to increase or hedge exposure to the municipal securities markets by investing in long or short positions in municipal securities, U.S. government securities, securities of other investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds), or in securities that provide related exposure, including derivative instruments such as puts, options, swaps, and repurchase agreements. The Fund may also leverage investments by using interest rate hedges or generally using different margin arrangements.

The Fund’s 80% policy may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

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If the Fund writes options or enters into swaps, the Fund is required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligations early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options and swaps are derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

3

ETF Structure Risk. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Closure of Underlying Securities Market. To the extent that all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s domestic trading day. In turn, this could lead to differences between the market price of the Fund’s shares and the underlying value of its shares.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is relatively new and has a limited history of operations for investors to evaluate.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Municipal Securities Risk. Each type of municipal obligation may be more or less susceptible to downgrades or defaults during recessions or similar periods of economic stress. As such, the value of the Fund’s investments in municipal credit risk instruments will be affected by local, state, regional and national factors. In addition to being downgraded, an insolvent municipality may file for bankruptcy. There also is political risk that state legislatures or municipal authorities will seek to interfere with or rescind the revenue streams required for the issuer to satisfy its obligations, leaving the creditor with no recourse.

Over-the-Counter Market Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the process paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer or swap counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Tax-Exempt Municipal Bond Risk. The interest from such bonds is generally exempt from U.S. federal income tax. The United States Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds, the payment of rebates to the United States and the registration of certain bonds. Failure by the issuer to comply, subsequent to the issuance of tax-exempt bonds, with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance, which may reduce the value of the bonds.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies, i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of the instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

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Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index represents the broad U.S. equity market and is included as a performance benchmark that provides equity exposure context for the Fund’s diversified income approach. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 10.66% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -5.62% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was -4.53%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (9/9/24)
Return Before Taxes	7.60%	4.48%
Return After Taxes on Distributions	5.61%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	2.61%
S&P 500 TR Index (reflects no deductions for fees, expenses or taxes)	17.88%	20.20%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.25%	2.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Sub-Adviser: FCO Advisors LP, located at 745 Fifth Avenue, 14th Floor, New York, NY, (the “Sub-Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer and Jeff Uenishi, Senior Vice President, of the Adviser; and Hector Negroni, Chief Executive Officer and Sudar Purushothaman, Partner of the Sub-Adviser serve as portfolio managers of the Fund. Dr. Berns, and Messrs. Uenishi, Negroni and Purushothaman have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks to maximize total return.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing primarily in investment grade U.S. municipal bonds.

Municipal Bond Strategy

The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. municipal bonds. Municipal bonds are debt securities issued by states, countries, municipalities, authorities, agencies, or other subdivisions, as well as the District of Columbia and U.S. territories such as Puerto Rico, Guam and the Mariana Islands or U.S. Virgin Islands. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government specific projects or public facilities, housing projects, industrial projects, hospitals, schools, mass transportation, stadiums, waterworks and sewer systems and highways. Although the Sub-Adviser will target investments across municipal securities that finance a variety of projects, from time to time, the Fund may have significant positions in municipal securities that finance projects that are similar in type, scope, or geographic area.

Municipal securities typically are classified as general or revenue obligations

●	General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

●	Revenue Bonds. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.

The Fund will invest in municipal securities that the Sub-Adviser believes will provide the best balance between, on the one hand, the potential for income, and on the other hand, risk profile, within the Fund’s range of allowable investments at any given time. In selecting municipal securities for the Fund’s portfolio, the Sub-Adviser may acquire securities that pay fixed, floating or variable rates of interest. The Sub-Adviser may also sell securities on an opportunistic basis for capital appreciation or because of a decline in credit quality, change in tax characterization, or availability of securities that the Sub-Adviser believes offer better investment opportunities.

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In selecting municipal securities for the Fund’s portfolio, the Sub-Adviser will consider one or more of the following factors, including, without limitation, credit and risk profile, structure, pricing, portfolio impact, duration, restructuring, and tax impact. The municipal bonds acquired for the Fund will generally be tax-exempt, although the Fund may also invest in taxable bonds. While the Fund may invest in municipal securities rated in any category by a nationally recognized rating service (or unrated securities of comparable quality), the Fund focuses on investment grade securities. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, would be rated in the first, second, third or fourth ratings category, respectively. Although the investments in the Fund’s municipal bond strategy portfolio are not limited to securities of a particular maturity range, and the Fund otherwise has no set duration parameters, the Sub-Adviser anticipates targeting a municipal bond portfolio with an average duration of ten or more years.

Additional Municipal Bond Strategy Techniques

The Fund may also seek to increase or hedge exposure to the municipal securities markets by investing in long or short positions in municipal securities, U.S. government securities, securities of other investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds), or in securities that provide related exposure, including derivative instruments such as puts, options, swaps, and repurchase agreements. The Fund may also leverage investments by using interest rate hedges or generally using different margin arrangements.

If the Fund writes options or enters into swaps, the Fund is required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Non-Fundamental Policy

The Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, upon 60 days’ prior notice to shareholders.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Investment Risks:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Sub-Adviser or Adviser will produce positive returns.

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Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

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○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Closure of Underlying Securities Market. To the extent that all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s domestic trading day. In turn, this could lead to differences between the market price of the Fund’s shares and the underlying value of its shares.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to he Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Limited History of Operations. The Fund is relatively new and therefore has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that it may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser and/or Sub-Adviser may not achieve its intended result in managing the Fund.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Municipal Securities Risk. Each type of municipal obligation may be more or less susceptible to downgrades or defaults during recessions or similar periods of economic stress. As such, the value of the Fund’s investments in municipal credit risk instruments will be affected by local, state, regional and national factors. These may include economic or policy changes, erosion of the tax base, population changes, legislative changes (especially those regarding taxes) and the possibility of other credit problems. Any such changes or events may adversely affect the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization process of a municipality’s debts has little precedent and may significantly affect the rights of creditors. In particular, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality with protection from its creditors while it develops and negotiates a plan for adjusting its debts. The commencement of a Chapter 9 bankruptcy case operates as a stay, applicable to all creditors of the municipality, of most efforts to collect prepetition claims. Such a stay would operate to restrict the municipality from making payments of either principal or interest on accounts of its general obligation bonds. In general, numerous important legal issues under Chapter 9 are unsettled and evolving. Accordingly, a Chapter 9 filing by an issuer of securities may result in an adverse effect on the value of general obligation bonds and special revenue bonds. There also is political risk that state legislatures or municipal authorities will seek to interfere with or rescind the revenue streams required for the issuer to satisfy its obligations, leaving the creditor with no recourse. This risk exists for both performing and non-performing or defaulted obligations. Furthermore, states and municipalities face uncertainty in respect of federal mandates, federal assistance and subsidies, a rapidly changing and unpredictable regulatory landscape and other political and regulatory policy changes, any of which may adversely affect the performance of municipal obligations. There is no guarantee that the above risks can be anticipated effectively.

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

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Tax-Exempt Municipal Bond Risk. The interest from such bonds is generally exempt from U.S. federal income tax. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds, the payment of rebates to the United States and the registration of certain bonds. Failure by the issuer to comply, subsequent to the issuance of tax-exempt bonds, with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance, which may reduce the value of the bonds. For example, certain housing authority bonds are subject to special requirements that must be met to preserve the bond’s tax-exempt status. If such requirements are not met, the interest on such bonds may become taxable, the value of the bonds may be reduced, the Fund may be required to sell the bonds at a reduced value and Fund investors may be subject to unanticipated tax liabilities. Certain provisions of the Code relating to the issuance of municipal bonds may reduce the volume of municipal bonds qualifying for U.S. federal income tax exemption. One effect of these provisions could be to increase the cost of the municipal bonds available for purchase by the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal bonds may be introduced in the future. If any such proposal were enacted the availability of municipal bonds for investment by the Fund would be reduced and the liquidity of any bonds held by the Fund may be adversely affected. The interest payable on the municipal bonds in which the Fund expects to invest may be under forbearance or deferred. Any interest that accrues while such bonds are held by the Fund may be exempt from U.S. federal income tax, and will increase the Fund’s basis in such bonds. There is no guarantee, however, that such interest will have or retain such a tax-exempt status.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends).

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages the majority of other series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for overseeing the Fund’s investments, overseeing the Sub-Adviser, placing certain trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate of 0.50% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, except for any interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders, and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust. For the fiscal year ended June 30, 2026, the Fund paid the Adviser 0.50% of its average daily net assets.

A discussion regarding the basis for the Board’s approval of the management agreement between the Adviser and the Trust is available in the Fund’s Form N-CSR covering the six-month period ended June 30, 2026.

INVESTMENT SUB-ADVISER:

FCO Advisors LP (“Foundation Credit” or the “Sub-Adviser”), located at 745 Fifth Avenue, 14th Floor, New York, NY, serves as investment sub-adviser to the Fund. Foundation Credit is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Foundation Credit was established in 2012 and provides investment advisory services to U.S. and non-U.S. private investment vehicles as well as through separate accounts. Foundation Credit is paid by the Adviser, not the Fund.

At a meeting held on June 17, 2025, the Board considered and approved a new sub-advisory agreement by and between the Trust, the Adviser, and Foundation Credit (the “Sub-Advisory Agreement”). An Information Statement, which included a discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory Agreement, was provided on or about September 16, 2025 to shareholders of record of the Fund as of September 9, 2025.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the chief investment officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

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Jeff Uenishi, CFA, FRM, is a Senior Vice President of the Adviser. Prior to joining the Adviser, Mr. Uenishi was a Senior Vice President at Pacific Alternative Asset Management Company (“PAAMCO”), where he was part of the risk management group. Prior to PAAMCO, Mr. Uenishi was a Portfolio Manager at PIMCO as a sector specialist on the government and derivatives desk. Mr. Uenishi holds a Bachelor’s degree in Business Finance from California State University, Long Beach.

Hector Negroni is the Founder and CEO of Foundation Credit and CIO of its liquid strategies. Mr. Negroni has been a pioneer in the municipal market over the last three decades, leading innovation in investing and proprietary trading, public/private financing, derivatives, securitized products and a broad range of structured solutions. His efforts have provided tens of billions of dollars of financing for infrastructure and essential government services. Prior to forming Foundation Credit, he was the head of municipal trading at Goldman Sachs and before joining Goldman, he worked at Société Générale, Lazard Fréres and Citigroup in a variety of leadership roles. Mr. Negroni sits on the advisory boards of NAST’s National Institute of Public Finance and the Milken Institute Program for Excellence and Equity in Public Finance. Mr. Negroni earned a B.S. from The Wharton School of the University of Pennsylvania.

Sudar Purushothaman is a Partner of Foundation Credit, Deputy CIO of its liquid strategies and a member of Foundation’s Executive Committee. Mr. Purushothaman’s responsibilities include developing and executing investment strategies, as well as risk management and analysis for the Foundation Credit’s liquid strategies. Prior to joining FCO in 2012, Mr. Purushothaman spent four years as a trader at Goldman Sachs on the municipal desk, focusing on high-yield and high-grade bond trading. Mr. Purushothaman received his B.S. from Stanford University and his M.S. in Applied Mathematics from New York University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results.

Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly for the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

FCO Advisors LP, located at 745 Fifth Avenue, 14th Floor, New York, NY, serves as Sub-Adviser to the Fund.

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OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, and (iii) expenses of a failed action are borne by the complaining shareholders. However, condition (iii) does not apply to actions brought under federal securities laws.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify National Muni Bond ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$24.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.11	0.84
Net realized and unrealized gain (loss)	0.26 (c)	(0.19)
Total from investment operations	1.37	0.65
Less distributions from:
Net investment income	(1.27)	(0.79)
Total distributions	(1.27)	(0.79)
Net Asset Value, end of period	$24.96	$24.86
Total Return (%)	5.65	2.80	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$49	$74
Ratio of expenses (%)	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	4.46	4.26	(e)
Portfolio turnover rate (%)(f)	424	678	(d)

(a)	For the period September 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management, Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103	Sub-Adviser	FCO Advisors LP 745 Fifth Avenue, 14th Floor New York, NY 10151

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify National Muni Bond ETF	NMB (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify National Muni Bond ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by FCO Advisors LP (“Foundation Credit”). The Fund’s investment objective seeks to maximize total return. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issues (and redeems) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issue and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of The Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the applicable Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. The Adviser is subject to an indirect conflict of interest in allocating the Fund’s assets to an affiliated ETF because the Adviser receives management fees on the affiliated ETF. As a shareholder of another investment company, the Fund will bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

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The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5%, and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5% and 10% Limitations, subject to the conditions of Rule 12d1-4.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

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When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

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Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or other reference asset.

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Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Because they are two-party contracts and if they may have termination features greater than seven days, amounts owed to the Fund under swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may also enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the reference assets such as securities represented by an index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in, for example, the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will typically agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested, for example, stocks in an index. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks, for example, less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

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Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

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Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, sometimes deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

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The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

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The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

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Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, The Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to fundamental investment restriction #5 above, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

Non-Fundamental Policies

Simplify National Muni Bond ETF has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. municipal bonds.

This policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ written notice of such change.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each Business Day (as defined below), the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day A “Business Day” is any day on which the Exchange is open for business.

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

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Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York NY 10038.

Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Sub-Advisers. Personnel of the Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, sub-adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

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Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 24 years of experience as a professor at two major universities. Mr. Enders study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over eleven-years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 24 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth advisor for large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds, 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds, 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135.

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 – Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee, President and Treasurer since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2020); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung T. Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

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Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each, an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Fund through the Adviser for the fiscal year ended June 30, 2026. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

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Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000
Christina Stauffer	None	$1 – $10,000

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund expects to make monthly dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1034, as amended (the “1934 Act”)) are Depositary Trust Company (“DTC”) members reflecting ownership of 5% or more of the Fund’s outstanding shares as of September 30, 2026.

Name and Address	Percentage of Fund
Simplify National Muni Bond ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	79.48%
Gfs Advisors, LLC 1330 Post Oak Boulevard, Suite 2100 Houston, TX 77056	13.15%
JPMorgan Chase & Co 270 Park Avenue New York, NY 10017	7.53%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for of the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.50% of the average daily net assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

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For the period September 9, 2024 (commencement of operations) through June 30, 2025, and the period ended June 30, 2026, the Fund paid the Adviser management fees in the amount of $349,350 and $248,448, respectively.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged FCO Advisors LP (“Foundation Credit”) to serve as sub-adviser to the Fund under a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. Foundation Credit is responsible for the management of the Fund’s portfolio subject to the Adviser’s oversight and instructions. Foundation Credit has been registered with the SEC as an investment adviser since 2018. FCO Management LLC is Foundation Credit’s general partner. Foundation Credit’s principal owners (each having a greater than 25% ownership interest) are Hector Negroni and Prosperity Life Insurance Group, LLC and its affiliates, including PAM Strategic Partners, LP (collectively, “Prosperity”). JAB Holding Company S.à r.l. owns 100% of the equity interests in Prosperity.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the applicable sub-adviser on 60 days’ written notice and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Codes of Ethics

The Trust, the Adviser, each Sub-Adviser and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

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In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three Business Days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Shares is continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

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Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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PORTFOLIO MANAGERS

David Berns, Jeff Uenishi, Hector Negroni and Sudar Purushothaman are jointly and primarily responsible for the management of the Fund.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jeff Uenishi

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$46.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Hector Negroni

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$46.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Sudar Purushothaman

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$46.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns and Mr. Uenishi are compensated through a salary and equity participation in the Adviser. Mr. Negroni is compensated by a draw in the form of a distribution and equity distributions and Mr. Purushothaman is compensated by the combination of a draw and a contractual participation in net profit subject to a deferral program from Foundation Credit.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Name of Portfolio Manager/Name of Fund	David Berns	Jeff Uenishi	Hector Negroni	Sudar Purushothaman
Simplify National Muni Bond ETF	None	None	None	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

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In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
	2026	2025[1]
Simplify National Muni Bond ETF	$29,645	$113,225

1.	For the period of September 9, 2024 (commencement of operations) through June 30, 2025.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The table below shows the Fund’s portfolio turnover rate for the period March 4, 2024 (commencement of operations) through June 30, 2025 and the fiscal year ended June 30, 2026.

	2026	2025
Simplify National Muni Bond ETF	424%	678%[1]

(1)	For the period September 9, 2024 (commencement of operations) through June 30, 2025.

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OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement remains in effect for two years from the effective date of the agreement, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the fiscal year ended June 30, 2025, and period ended June 30, 2026. the Administrator earned $4,637,211.41 and $6,425,487 in administration and accounting services.

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Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. the Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays Foreside a fixed annual fund fee and an additional fee per each fund. The Fund also pay Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

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Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculate NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

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Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

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Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund is listed in the table below.

ETFs	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify National Muni Bond ETF	$500	3%

*	As a percentage of the amount invested.

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that each Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on each Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

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Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted, on behalf of the Authorized Participant, as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

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Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, the Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

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The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

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The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

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Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of June 30, 2026, the Fund has generated the following amounts of capital loss carryforwards:

Fund	Short-Term	Long-Term	Total Amount
Simplify National Muni Bond ETF	$(804,962)	$(1,546,461)	$(2,351,423)

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

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To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

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Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

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The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, The Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours or by visiting www.simplify.us/etfs. No other portions of the Fund’s Annual Reports are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Opportunistic Income ETF	CRDT (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY OPPORTUNISTIC INCOME ETF

Investment Objective: The Simplify Opportunistic Income ETF (the “Fund” or “CRDT”) seeks to maximize total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.97%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$310	$538	$1,192

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

1

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in income producing securities. The Fund’s Sub-Adviser is responsible for fixed income security selection and the Adviser is responsible for the Fund’s derivatives strategy and trade execution.

Under normal circumstances, the Fund invests primarily in income producing securities, including U.S. and foreign investment grade and high yield (“junk”) corporate bonds and preferred stock, bonds issued by the U.S. Treasury, and bank loans. The Fund’s Sub-Adviser selects the fixed income securities based on fundamental, bottom-up research. The Sub-Adviser may sell an investment if the issuer’s credit quality or other fundamental characteristic declines, if the investment does not perform as expected, or to adjust the asset allocation or when it believes a different investment presents a more attractive risk return opportunity.

The Sub-Adviser targets fixed income securities with different maturities, durations, and quality requirements. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion.

The Fund may invest up to 15% of its assets in illiquid assets such as distressed or private investments, provided that the Fund will not invest more than 10% of its assets in investments that are rated CCC or lower, or its equivalent, by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in securities issued by companies in the United States, however the Fund may also invest up to 25% of its net assets in securities issued by companies in other countries. The Fund will not invest more than 10% of its assets in securities issued by companies tied economically to emerging markets countries.

The Fund may invest in derivative instruments, such as futures contracts, swap agreements, or swaptions to hedge interest rate or default risk, or to strategically adjust portfolio-level interest rate or default exposure. The Adviser uses US Treasury futures contracts when it believes they will be a more cost effective means of hedging or adjusting interest rate risk when compared to buying or selling debt securities. The Adviser uses total return swaps to gain exposure to a debt ETF, debt index or basket of debt instruments when it is not feasible or economical to achieve such exposure directly. The Adviser uses swaptions (an option to enter into a swap) when it believes this will be a more economical means of adjusting credit or interest rate risk. The Adviser uses credit default swaps to adjust default risk based on a single security or an index of securities. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Longer maturity and longer duration bond prices will decline more in response to rising interest rates. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

2

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. The reference common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Convertible Bond Risk. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. The reference common stock of a convertible bond may fail to reach a price that makes the conversion feature valuable. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●	Total Return Swap Risk. Leverage inherent in derivatives such as total return swaps will tend to magnify the Fund’s losses if the hedge is ineffective or if the reference asset rises in price.

●	Leverage Risk. The use of leverage by the Fund, through its use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy implemented by the Adviser and the Sub-Adviser may not produce the intended results and may negatively impact Fund performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

CDX Risk. A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps. The failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.

Credit Default Swaps Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

3

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S companies. These investments may be subject to additional risks, including political and economic risks, less government regulation and supervision of foreign stock exchanges, brokers and listed companies, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed transaction settlement, foreign ownership limits, foreign withholding taxes, difficulties in obtaining legal judgements, repatriation of capital, and less stringent investor protection, disclosure, and accounting standards than those of the U.S. market.

4

Foreign Currency Risk. Currency derivative trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Illiquid Securities Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Adviser and Sub-Adviser reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain securities or assets that the Fund may own.

Limited History of Operation Risk. The Fund is relatively new and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Swap Risk. Leverage inherent in swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Swaptions Risk. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

5

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and two additional indices. The Bloomberg U.S. Universal Total Return Index represents a broader U.S. bond market including investment-grade and high-yield corporate bonds, and is included as a performance benchmark relevant to the Fund’s opportunistic fixed-income approach. The ICE BofA US High Yield Index tracks U.S. high-yield corporate bonds and is included as a performance benchmark that reflects a key sector the Fund may emphasize within its credit strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 4.28% (quarter ended September 30, 2024) and the Fund’s lowest quarterly return was -4.94% (quarter ended June 30, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was -7.11%.

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Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (3/27/23)
Return Before Taxes	-0.38%	3.87%
Return After Taxes on Distributions	-3.07%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares	-0.20%	1.81%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	4.54%
Bloomberg U.S. Universal Total Return Index (reflects no deduction for fees, expenses or taxes)	7.56%	5.17%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	8.50%	10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Investment Sub-Adviser: Asterozoa Management, LLC (the “Sub-Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Ken Miller, Portfolio Manager of the Adviser; Chris Getter, Emerging Markets Strategist of the Adviser; and Joe Hegener, Chief Investment Officer of the Sub-Adviser serve as portfolio managers of the Fund. Dr. Berns, Mr. Miller, Mr. Hegener have each served the Fund as a portfolio manager since it commenced operations in June 2023. Mr. Getter has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Miller, Mr. Getter, and Mr. Hegener are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities, but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks to maximize total return.

The Fund’s investment objective may be changed by the Board of Trustees (“Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in income producing securities. The Fund’s Sub-Adviser is responsible for fixed income security selection and the Adviser is responsible for the Fund’s derivatives strategy and trade execution.

Under normal circumstances, the Fund invests primarily in income producing securities, including U.S. and foreign investment grade and high yield (“junk”) corporate bonds and preferred stock, bonds issued by the U.S. Treasury, and bank loans. The Fund’s Sub-Adviser selects the fixed income securities based on fundamental, bottom-up research. The Sub-Adviser may sell an investment if the issuer’s credit quality or other fundamental characteristic declines, if the investment does not perform as expected, or to adjust the asset allocation or when it believes a different investment presents a more attractive risk return opportunity.

The Sub-Adviser targets fixed income securities with different maturities, durations, and quality requirements. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Maturity is the period during which its owner will receive interest payments on the investment. A bond’s quality is a reference to the grade given to a bond by a rating service that indicates its credit quality. The rating takes into consideration a bond issuer’s financial strength or its ability to pay a bond’s principal and interest in a timely fashion.

The Fund may invest up to 15% of its assets in illiquid assets such as distressed or private investments, provided that the Fund will not invest more than 10% of its assets in investments that are rated CCC or lower, or its equivalent, by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in securities issued by companies in the United States, however the Fund may also invest up to 25% of its net assets in securities issued by companies in other countries. The Fund will not invest more than 10% of its assets in securities issued by companies tied economically to emerging markets countries.

The Fund may invest in derivative instruments, such as futures contracts, swap agreements, or swaptions to hedge interest rate or default risk, or to strategically adjust portfolio-level interest rate or default exposure. The Adviser uses US Treasury futures contracts when it believes they will be a more cost effective means of hedging or adjusting interest rate risk when compared to buying or selling debt securities. The Adviser uses total return swaps to gain exposure to a debt ETF, debt index or basket of debt instruments when it is not feasible or economical to achieve such exposure directly. The Adviser uses swaptions (an option to enter into a swap) when it believes this will be a more economical means of adjusting credit or interest rate risk. The Adviser uses credit default swaps to adjust default risk base d on a single security or an index of securities. The Adviser may invest in affiliated money market ETFs to manage liquidity or to pledge as collateral for derivatives.

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Principal Investment Risks:

All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

CDX Risk. A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps. The failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.

Convertible Bond Risk. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. The reference common stock of a convertible bond may fail to reach a price that makes the conversion feature valuable.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Credit Default Swaps Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

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○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. Fixed income securities risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. and Canada that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. and Canadian companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. and Canadian markets. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

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Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Illiquid Securities Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Adviser and Sub-Adviser reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain securities or assets that the Fund may own.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Limited History of Operations. The Fund is relatively new and has limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

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Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. The reference common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Swaptions Risk. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

Total Return Swap Risk. Leverage inherent in derivatives such as total return swaps will tend to magnify the Fund’s losses if the price of the short positions rise or the price of the long positions fall.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

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U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Temporary Defensive Positions:

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

INVESTMENT ADVISER: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F Las Vegas NV 89135, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages the majority of the series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) as stated below. The management agreement between the Fund and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

A discussion regarding the basis of the Board’s approval of the management agreement is available in the Fund’s Form N-CSR covering the six-month period ended December 31, 2025.

Fund	Management Fee	Actual Fee Paid During Last Fiscal Year (After Waiver)
CRDT	0.95%	0.95%

INVESTMENT SUB-ADVISER: Asterozoa Management, LLC (the “Sub-Adviser”), located at 8550 W. Charleston Blvd Ste. 102-299 Las Vegas, NV 89117, serves as sub-adviser to the Fund. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser is responsible for selecting fixed income securities for the Fund, subject to oversight by the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreement is available in the Fund’s Form N-CSR covering the six-month period ended June 30, 2025.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

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Portfolio Managers

David Berns, PhD, is the chief investment officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Joe Hegener is the chief investment officer and owner of the Asterozoa Capital, LLC, which he founded in 2021. From 2019 to 2021, Mr. Hegener was chief investment officer of an event-driven hedge fund, where he developed and implemented fund strategy. From 2017 to 2019, Mr. Hegener worked on a high-discretion fixed income trading desk at PIMCO, contributing by structuring trades across varying strategies, asset classes, and investment guidelines. Before PIMCO, Mr. Hegener worked in portfolio analytics at BlackRock. Mr. Hegener graduated from the University of Pennsylvania with a degree in Economics.

Chris Getter is a managing director and emerging markets strategist of the Adviser with over 25 years of experience in Emerging Markets. He began his career at Fidelity Investments, developing risk management tools and covering numerous EM countries. At PIMCO, he helped build the world’s largest Emerging Markets Debt franchise, advising clients globally and revamping the firm’s EM investment process. Most recently, he was a Director on Lazard Asset Management’s EMD team. Chris holds an MBA from Boston College, a degree in History from Canisius University, and is a CFA charterholder.

Ken Miller is a Managing Director and Portfolio Manager of the Adviser. Prior to joining the Adviser, Mr. Miller was a Portfolio Manager at Longtail Alpha where he formulated both absolute return strategies for unconstrained accounts and tail-risk hedge solutions to add alpha versus passive hedge benchmarks. Prior to Longtail Alpha, LLC from 2018 to 2021. Mr. Miller was an Executive Vice President at PIMCO from 2000 to 2018, where he managed G10 bond portfolios and traded equity, fixed income, and FX derivatives across the firm’s accounts. Mr. Miller holds a Bachelor’s degree in Applied Mathematics from UC Berkeley and a Master of Business Administration from the Marshall School at the University of Southern California.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated.

Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol CRDT. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI. The Fund expects that purchases and redemptions of Creation Units will be made primarily through in-kind delivery of portfolio securities. The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily dividends from net investment income, if any, are declared and paid monthly. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Asterozoa Management LLC, located at 8550 W. Charleston Blvd Ste. 102-299 Las Vegas, NV 89117, serves as sub-adviser to the Fund.

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OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Opportunistic Income ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026	2025		2024		2023(a)
Net Asset Value, beginning of period	$23.83	$24.69		$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.58	2.11		1.97		0.01
Net realized and unrealized gain (loss)	(0.58)	(1.20)		(0.73)		—
Total from investment operations	1.00	0.91		1.24		0.01
Less distributions from:
Net investment income	(1.30)	(1.59)		(1.56)		—
Return of capital	(0.13)	(0.18)		—		—
Total distributions	(1.43)	(1.77)		(1.56)		—
Net Asset Value, end of period	$23.40	$23.83		$24.69		$25.01
Total Return (%)	4.36	3.54		5.05		0.04	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$36	$78		$75		$38
Ratio of expenses (%)	0.95	0.98	(d)	0.96	(e)(f)	0.95	(g)
Ratio of expenses after fee waiver (%)	0.95	0.84	(d)(h)	0.51	(e)(f)	0.50	(g)
Ratio of net investment income (loss) (%)	6.68	8.41		7.83		4.52	(g)
Portfolio turnover rate (%)(i)	108	418		322		0	(c)

(a)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	The increase in the Fund’s expense ratio is due to expiration of the advisory fee waiver which was in place through October 31, 2024.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103	Sub-Adviser	Asterozoa Management, LLC 8550 W. Charleston Blvd Ste. 102-299 Las Vegas, NV 89117

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Opportunistic Income ETF	CRDT (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on:

the NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Opportunistic Income ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by Asterozoa Management, LLC (the “Sub-Adviser”). The Fund seeks to maximize total return. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issues (and redeems) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000 or 10,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the principal risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intend to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Tax Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

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To comply with provisions of the 1940 Act and SEC regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Tax Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

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Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Tax Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

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Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

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Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

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Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

MLP and MLP-Related Securities

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

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Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

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When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund may segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR are available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135.

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Other Service Providers

Adviser and Sub-Adviser. Personnel of the Adviser and the Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

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Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 25 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over eleven years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 25 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christina Stauffer	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 to Present).	38	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee. Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

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None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Fund through the Adviser for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Christina Stauffer	None	$1 – $10,000
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders at the frequency described in the “Dividends, Other Distributions and Taxes” section of the Fund’s Prospectus.

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Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Fund’s outstanding shares as of June 30, 2026.

Name and Address	Percentage of Fund
Simplify Opportunistic Income ETF
Ascension Capital Advisors Inc 4900 Woodway Dr #1150 Houston, TX 77056	41.58%
Continuum Advisory, LLC 873 E. State Street Eagle, ID 83616	28.93%

The DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

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INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for each Fund, the portfolio securities held or sold by each Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.95% of the average daily net assets of the Fund. Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

	Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
Name of Fund	2026	2025	2024	2026	2025	2024	2026	2025	2024
Simplify Opportunistic Income ETF	$557,118	$771,205	$625,907	—	$(107,547)	$(295,933)	$557,118	$663,658	$329,974

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

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The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Asterozoa Management, LLC (“Asterozoa” or the “Sub-Adviser”) to serve as sub-adviser to the Fund under a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. Asterozoa is responsible for the management of the Fund’s portfolio subject to the Adviser’s oversight and instructions. Asterozoa has been registered with the SEC as an investment adviser since 2021. Joseph Hegener is deemed to control Asterozoa through his 100% ownership.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Codes of Ethics

The Trust, the Adviser, Sub-Adviser, and Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

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Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person or in reliance on the SEC order at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

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The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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PORTFOLIO MANAGERS

David Berns, Ken Miller, Chris Getter and Joe Hegener serve as the portfolio managers of the Fund.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Chris Getter

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	8	$772.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Joe Hegener

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$27.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Ken Miller

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$4,108.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s or Future Adviser’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager or Futures Adviser are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns, Mr. Miller and Mr. Getter are compensated through a salary and equity participation in the Adviser.

Mr. Hegener is compensated through a salary and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager/Name of Fund	David Berns	Chris Getter	Joe Hegener	Ken Miller
Simplify Opportunistic Income ETF	None	None	None	None

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
Name of Fund	2026	2025	2024
Simplify Opportunistic Income ETF	$28,579	28,302	N/A

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The table below shows any significant variation in the Fund’s portfolio turnover rates for the past two fiscal years.

Name of Fund	2026	2025
Simplify Opportunistic Income ETF	108%	418%

The increase in portfolio turnover reflects the Fund’s routine rebalancing activities, including adjustments to respond to evolving market conditions, and higher volume of trading activity during the fiscal year.

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OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Tax Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the fiscal year ended June 30, 2026, June 30, 2025 and June 30, 2024, the Administrator earned $6,425,487, $4,637,211.41 and $3,122,179.11, respectively, for administration and accounting services.

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Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays Foreside a fixed annual fund fee and an additional fee per each fund. The Fund also pays Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

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Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

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Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares (or 10,000 Shares in case of Simplify Bitcoin Strategy PLUS Income ETF). The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

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Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Opportunistic Income ETF	$500	3%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

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The deposit securities may change and as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

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Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+3 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+3, the Fund may settle Creation Unit transactions on a basis other than T+3, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

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Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

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Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

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Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Tax Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2026, the Fund generated the following amounts of tax loss carry forwards:

Fund	Short-Term	Long-Term	Total Amount
Simplify Opportunistic Income ETF	$(2,131,843)	$0	$(2,131,843)

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

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If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

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Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

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Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

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Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Fund’s Annual Report are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy adviser’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Piper Sandler US Small-Cap PLUS Income ETF	LITL (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

Advised by:	Sub-Advised by:

Simplify Asset Management Inc.	Piper Sandler & Co.
10845 Griffith Peak Drive 2/F	350 North 5th Street, Suite 1000
Las Vegas, NV 89135	Minneapolis, MN 55401

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY PIPER SANDLER US SMALL-CAP PLUS INCOME ETF

Investment Objective: The Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund” or “LITL”) seeks capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$499	$1,109

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Piper Sandler & Co. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an actively managed opportunistic strategy that focuses on relative value among common stocks of small-cap issuers. The Adviser employs an income generating option strategy.

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Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US small-capitalization companies. The Fund defines small-capitalization companies as those, at the time of purchase, with market capitalizations no larger than the largest constituent of the Russell 2000® Index. As of December 31, 2025, the largest company capitalization in this index was $31 billion. The Fund defines US companies as those organized in the US; having a class of securities whose principal securities market is in the US; or deriving 50% or more of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining 50% or more of employees, assets, investments, operations, or other business activity in the US.

Sub-Adviser’s Small-Cap Strategy

The Sub-Adviser constructs the small-cap strategy allocation of the Fund’s portfolio by applying proprietary screens to an initial universe of stocks. The Sub-Adviser begins with a universe represented by the Russell 2000® Index, then screens out stocks it considers insufficiently liquid because they represent the bottom 20% of trading volume. From this reduced universe, the Sub-Adviser then ranks stocks by expected return using a macroeconomic model (the “Macro Select Model”) and a business cycle model (the “Business Cycle Model”). The Sub-Adviser’s Macro Select Model examines the effect of broad macro-economic factors on stocks’ expected returns. These factors include consumer confidence, unemployment rate, monetary policy, interest rates, inflation, and GDP growth rates. The Sub-Adviser’s Business Cycle Model examines the effect of the current and projected phase of the US economy: expansion, peak, contraction, and trough. This screening process generates a 200-stock, equally-weighted portfolio. The Sub-Adviser reconstructs the portfolio monthly using this process.

Adviser’s Income Generating Option Strategy

To generate additional income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on instruments linked to equities, debt, volatility indices, commodities, and currencies with up to 20% of the Fund’s net assets (plus any borrowings for investment purposes). The equity holdings include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization and the debt holding securities may be of any maturity or credit quality. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is a measure of a reference asset’s historical or expected future price movements.

A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. While option-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Strategy

When the Adviser believes an asset’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund writes an at-the-money or out-of-the-money (above current market price) call option while also purchasing a further out-of-the-money call option.

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Put Spread Strategy

When the Adviser believes an asset’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out-of-the-money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration but may adjust positions following a large (over 10%) price swing in an option’s reference asset.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Active Management Risk. The Fund is subject to the risk that the investment management strategy of each of the Adviser and Sub-Adviser may not produce the intended results and may negatively impact Fund performance.

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Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc.

Investment Sub-Adviser: Piper Sandler & Co.

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Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser, Michael Kantrowitz, Chief Investment Strategist and Head of Portfolio Strategy of the Sub-Adviser, and Stephen Gregory, Head of Quantitative Research of the Sub-Adviser, serve as portfolio managers of the Fund. Dr. Berns and Messrs. Kantrowitz and Gregory have each served the Fund as a portfolio manager since it commenced operations. Mr. Schwarte has served as portfolio manager since October 2025. Dr. Berns, and Messrs. Schwarte, Kantrowitz, and Gregory are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks capital appreciation and income.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser Simplify Asset Management Inc. (the “Adviser”) collaborates with the Fund’s sub-adviser, Piper Sandler & Co. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an actively managed opportunistic strategy that focuses on relative value among common stocks of small-cap issuers. The Adviser employs an income generating option strategy.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US small-capitalization companies. The Fund defines small-capitalization companies as those, at the time of purchase, with market capitalizations no larger than the largest constituent of the Russell 2000® Index. As of December 31, 2025, the largest company capitalization in this index was $31 billion. The Fund defines US companies as those organized in the US; having a class of securities whose principal securities market is in the US; or deriving 50% or more of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining 50% or more of employees, assets, investments, operations, or other business activity in the US.

Sub-Adviser’s Small-Cap Strategy

The Sub-Adviser constructs the small-cap strategy allocation of the Fund’s portfolio by applying proprietary screens to an initial universe of stocks. The Sub-Adviser begins with a universe represented by the Russell 2000® Index, then screens out stocks it considers insufficiently liquid because they represent the bottom 20% of trading volume. From this reduced universe, the Sub-Adviser then ranks stocks by expected return using a macroeconomic model (the “Macro Select Model”) and a business cycle model (the “Business Cycle Model”). The Sub-Adviser’s Macro Select Model examines the effect of broad macro-economic factors on stocks’ expected returns. These factors include consumer confidence, unemployment rate, monetary policy, interest rates, inflation, and GDP growth rates. The Sub-Adviser’s Business Cycle Model examines the effect of the current and projected phase of the US economy: expansion, peak, contraction, and trough. This screening process generates a 200-stock, equally-weighted portfolio. The Sub-Adviser reconstructs the portfolio monthly using this process.

Adviser’s Income Generating Option Strategy

To generate additional income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on instruments linked to equities, debt, volatility indices, commodities, and currencies with up to 20% of the Fund’s net assets (plus any borrowings for investment purposes). The equity holdings include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization and the debt holding securities may be of any maturity or credit quality. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is a measure of a reference asset’s historical or expected future price movements.

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A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. While option-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Strategy

When the Adviser believes an asset’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund writes an at-the-money or out-of-the-money (above current market price) call option while also purchasing a further out-of-the-money call option.

Put Spread Strategy

When the Adviser believes an asset’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out-of-the-money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference asset.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Non-Fundamental Policy

The Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, upon 60 days’ prior notice to shareholders.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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Principal Investment Risks:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that the investment management strategy of each of the Adviser and Sub-Adviser may not produce the intended results and may negatively impact Fund performance. There can be no assurance that the securities selected by the Adviser or Sub-Adviser will produce positive returns.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honour its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. The Fund’s use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

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●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Leverage Risk. Using derivatives or futures can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Limited History Risk. The Fund is a relatively new ETF and therefore has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser and Sub-Adviser may not achieve intended results in managing the Fund.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Options Risk. The Fund may purchase and/or write call and put options. The Fund may engage in these transactions to generate additional income.

●	Put Spread Risk. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

●	Call Spread Risk. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

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Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short option positions. Option prices will tend to decline when volatility declines.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages the majority of other series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Fund pays the Adviser a monthly management fee at the annual rate of 0.90% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adviser is responsible for paying substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders, and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust. For the fiscal year ended June 30, 2026, the Fund paid the Adviser 0.90% of its average daily net assets.

Investment SUB-adviser: Piper Sandler & Co. located at 350 North 5th Street, Suite 1000, Minneapolis, MN 55401, serves as the Fund’s investment Sub-Adviser. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the oversight of the Board, the Sub-Adviser is responsible for management of the Fund’s equity portfolio. The Sub-Adviser, which is also an SEC-registered broker-dealer, was established to manage investment portfolios for individuals and institutions. The Sub-Adviser is paid by the Adviser, not the Fund.

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A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreement is available in Fund’s Form N-CSR covering the 12-month period ended June 30, 2025.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jeff Schwarte is the Chief Equity Strategist at the Adviser, focusing on product innovation, thought leadership, and portfolio management. Before joining the Adviser, he led Principal’s global systematic solutions team, overseeing model development and risk management analytics. Jeff managed several custom US, international, and global strategies and has been with Principal since 1993, serving in various roles, including portfolio manager, investment accountant, and auditor. He holds a bachelor’s degree in accounting from the University of Northern Iowa and is a CFA charterholder, CPA, and Certified Internal Auditor.

Michael Kantrowitz serves as Chief Investment Strategist and Head of Portfolio Strategy at Piper Sandler, a position held since February 2022. He expertly identifies evolving macro trends to provide forward-thinking investment strategies across global asset allocation, sector positioning, stock selection and portfolio construction. Recognized as Wall Street’s first-ranked portfolio strategist in the 2024 Extel/Institutional Investor All-Americas Research poll, Kantrowitz has maintained top-tier strategist rankings since 2020. Previously, from April 2013 to February 2022, Mr. Kantrowitz held the role of Chief Investment Strategist at Cornerstone Macro, LLC. Prior to holding that position, he was Director of Portfolio Strategy at Wolfe Trahan & Co. and had been Managing Director at International Strategy and Investment Group (ISI), where he played a pivotal role in advancing portfolio strategy and quantitative research offerings. He began his career in equity research at Merrill Lynch & Co. within the investment strategy department. Mr. Kantrowitz holds a bachelor’s degree in financial economics from Binghamton University and is a CFA charterholder.

Stephen Gregory serves as Head of Quatitative Research at Piper Sandler, a position held since February 2022, where he leads the quantitative research efforts. His innovative quantitative tools and concepts are an instrumental part of the work done by the portfolio strategy team, which was recognized as Wall Street’s first-ranked team in portfolio strategy in the 2024 Extel/Institutional Investor All-Americas Research poll. Additionally, Mr. Gregory earned a top five rank in the quantitative research category in 2024. Before joining Piper Sandler, Mr. Grgeory held the role of head of quantitative research at Cornerstone Macro LLC from April 2014 to February 2022, where he played a key role in starting the firm. Previously, he served as a Director on the portfolio strategy and quantitative research team at Wolfe Trahan & Co. Additionally, he spent two years building the quantitative research efforts at International Strategy and Investment Group (ISI). Under his leadership, the team was ranked among the top three in Institutional Investor magazine’s All-America Research Team for Quantitative Analysis in 2010, 2011 and 2012. Gregory also has experience in quantitative roles at Dreman Value Management and Bear Stearns & Co. He holds a Master of Business Administration degree in financial engineering from the Stevens Institute of Technology and a bachelor’s degree in economics from Pennsylvania State University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund Shares.

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HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of Shares outstanding ((assets-liabilities)/number of Shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results.

Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange, as stated below. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the Shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Piper Sandler & Co. located at 350 North 5th Street, Suite 1000, Minneapolis, MN 55401, serves as sub-adviser to the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund since inception. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Piper Sandler US Small-Cap PLUS Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$27.56	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.56	0.03
Net realized and unrealized gain (loss)	6.84	2.53
Total from investment operations	7.40	2.56
Less distributions from:
Net investment income	(0.59)	—
Total distributions	(0.59)	—
Net Asset Value, end of period	$34.37	$27.56
Total Return (%)	27.16	10.25	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7	$4
Ratio of expenses (%)	0.90	0.90	(d)(e)
Ratio of net investment income (loss) (%)	1.92	0.60	(d)
Portfolio turnover rate (%)(f)	225	44	(c)

(a)	For the period April 28, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Sub-Adviser	Piper Sandler & Co. 350 North 5th Street, Suite 1000 Minneapolis, MN 55401	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Piper Sandler US Small-Cap PLUS Income ETF	LITL (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on the exchange indicated above

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a non-diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by Piper Sandler & Co. (the “Sub-Adviser”). The Fund seeks capital appreciation and income. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”). ETFs are registered open-end management companies that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000 or 10,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Arca Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Arca Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Arca Exchange, makes further dealings on the Arca Exchange inadvisable. The Arca Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funs bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intend to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Investments in ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations the Fund will be prevented from: (1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; (2) investing more than 5% of the Fund’s assets in any single such investment company, and (3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. The Fund may also rely upon Rule 12d1-4 which under certain circumstances allows the Fund to exceed the 3%, 5%, and 10% limitations described above.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

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Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and SEC regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Open-End Investment Companies

The Fund and any “affiliated persons,” as defined by the 1940 Act may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability, respectively, to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the Arca Exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

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Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

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A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

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Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

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Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

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The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

MLP and MLP-Related Securities.

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk.

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund may segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

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Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its net assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

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7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

Non Fundamental Policy

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US small-capitalization companies.

This policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ written notice of such change.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each Business Day (as defined below), the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day. A “Business Day” is any day on which the Arca Exchange is open for business.

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

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Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Sub-Adviser. Personnel of the Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

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Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, Fund affiliates, the Adviser, the Sub-Adviser, affiliated persons of the Adviser or Sub-Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). One Board member is an interested person Trustee (as defined under the 1940 Act) (“Interested Trustee”) pursuant to his ownership of and officer status with the Adviser. Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of three Independent Trustees and one interested Trustee. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

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Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 25 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over eleven years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 25 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Craig Enders Year of Birth: 1968	Independent Trustee since 2020	Professor, University of California, Los Angeles (2015 to Present)	38	None
Christina Stauffer Year of Birth:	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

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None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Fund through the Adviser. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his services as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Christina Stauffer	None	$1 – $10,000
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Funds’ outstanding shares as of September 30, 2026.

Name and Address	Percentage of Fund
Simplify Piper Sandler US Small-Cap PLUS Income ETF
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	45.81%
Old Mission Capital LLC 1 North Dearborn Street, Floor 8 Chicago, IL 60602	23.70%
Principal Securities Inc 711 High Street Des Moines, IA 50392	16.61%

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INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive 2/F, Las Vegas, NV 18935, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.90% of the average daily net assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

For the period April 28, 2025 (commencement of operations) through June 30, 2025, the Fund paid the Adviser management fees in the amount of $4,820.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

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SUB-ADVISER

Investment Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Piper Sandler & Co. to serve as sub-adviser to the Fund pursuant to Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for the management of the Fund’s securities portfolio subject to the Adviser’s oversight and instructions.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act). The Adviser, not the Fund, pays the Sub-Adviser.

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Advisory is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Codes of Ethics

The Trust, the Adviser, Sub-Adviser, and Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests (or its designee’s interests) and the Fund’s interests, the Adviser or its designee will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser or its designee will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; (2) on the SEC’s website at http://www.sec.gov, and on the Fund’s website at www.simplify.us/etfs. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three Business Days of receipt of a request.

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THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person or in reliance on the SEC order at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

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The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

PORTFOLIO MANAGERS

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Jeff Schwarte

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	14	$2,377.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Kantrowitz

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$5.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Stephen Gregory

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$5.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser and Sub-Adviser have adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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Compensation

Dr. Berns and Mr. Schwarte are compensated through a salary and equity participation in the Adviser. Mr. Kantrowitz is compensated through a salary and discretionary bonus from the Sub-Adviser. Mr. Gregory is compensated through a salary and discretionary bonus from the Sub-Adviser

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Dollar Range of Equity Securities in the Fund
David Berns	Jeff Schwarte	Michael Kantrowitz	Stephen Gregory
None	None	None	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio managers. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the transacting Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the period of April 28, 2025 (commencement of operations) through June 30, 2025, the aggregate amount of brokerage commissions paid by the Fund was $[   ].

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PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The table below shows the Fund’s portfolio turnover rate for the period Aril 28, 2025 (commencement of operations) through June 30, 2025 and the fiscal year ended June 30, 2026.

	2026	2025
Simplify Piper Sandler US Small-Cap PLUS Income ETF	225%	44%

(1)	For the period April 28, 2025 (commencement of operations) through June 30, 2025.

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to Fund shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of thee Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

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The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the period April 28, 2025 (commencement of operations) through June 30, 2025, and the fiscal year ended June 30, 2026, the Administrator earned $4,637,211.41 and $6,425,487 in administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

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Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Arca Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Arca Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Arca Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$500	3%

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Arca Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Arca Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Arca Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of a relevant index, if any, are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of a relevant index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

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Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Arca Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

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Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, the Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

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The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on the Arca Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

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The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of a relevant index, if any. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of an ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

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Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of June 30, 2025, the Fund has generated the following amounts of capital loss carry forwards:

Short-Term	Long-Term	Total Amount
$(1,293,743)	$(122,865)	$(1,416,608)

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

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If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

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Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours or by visiting www.simplify.us/etfs. No other portions of the Fund’s Annual Report are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

A-1

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy adviser’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Propel Opportunities ETF	SURI (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY PROPEL OPPORTUNITIES ETF

Investment Objective: The Simplify Propel Opportunities ETF (the “Fund” or “SURI”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	2.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	2.84%
Fee Waiver(3)	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver	2.59%

(1)	The Fund has agreed to pay the Adviser as compensation under a management agreement a monthly advisory fee (as a percentage of daily net assets) computed at the annual rate of 2.75% on assets up to $1 billion; 2.50% on assets over $1 billion and less than $5 billion; 2.00% on assets over $5 billion and less than $10 billion; and 1.00% on assets over $10 billion.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser and sub-adviser have each agreed to waive its respective advisory and sub-advisory fee by 0.25% on an annualized basis through October 31, 2027. This waiver may be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser and sub-adviser and will terminate automatically if the management agreement or sub-advisory agreement is terminated.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$262	$857	$1,478	$3,152

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser Simplify Asset Management Inc. (the “Adviser”) collaborates with the Fund’s sub-adviser, Propel Bio Management, LLC (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in the securities of issuers in the biotechnology, pharmaceuticals, healthcare technology, and life science tools and services industries. Each of these industries are commonly categorized within the healthcare sector because they share similar economic features and regulatory constraints. The Fund also may invest in securities of issuers engaged in energy-related endeavors such as the production, generation, and sale of energy resources. The Sub-Adviser employs an actively managed opportunistic multi-asset strategy that focuses on common stock, preferred stock, convertible bonds, structured notes, corporate notes and bonds, and ETFs that primarily invest in the preceding security types. The Fund also may invest in money market funds. The Adviser employs a derivatives strategy to partially protect or enhance Fund returns. The Sub-Adviser is responsible for security selection and the Adviser is responsible for trade execution, regulatory oversight of the Fund and the derivatives strategy.

The Fund invests without restriction as to security currency, issuer capitalization (including micro-capitalization), or country and without restriction as to debt credit quality, maturity, structure, or issuer type. Lower quality corporate debt is commonly known as a “junk bond.” Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard and Poor’s Ratings Group or lower than BBB- by Fitch Ratings, Inc. The Fund may invest in privately placed and restricted securities (including 144A bonds). The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Sub-Adviser’s Opportunistic Multi-Asset Strategy

The Sub-Adviser selects securities that it believes present attractive investment opportunities, which may include securities that the Sub-Adviser believes are neglected and overlooked investments and present significant opportunities for capital appreciation. The Sub-Adviser uses fundamental, bottom-up analysis to identify securities that present attractive investment opportunities, which may include securities that the Sub-Adviser determines to be undervalued or present opportunities for growth. The Sub-Adviser selects debt or equity exposure based on its estimation of expected relative returns. The Sub-Adviser sells a security when it believes it is no longer undervalued or when more attractive investments are identified.

Healthcare Sector Sub-Strategy

The Sub-Adviser employs individuals who possess significant scientific, technical, operational, regulatory and commercial expertise to evaluate the science and prospects of healthcare sector companies as well as individuals with significant experience and expertise in identifying securities that present attractive investment opportunities, which may include securities that the Sub-Adviser determines to be undervalued or present opportunities for growth. Healthcare sector companies that the Fund typically includes in the portfolio are small to medium capitalization companies that may be in various stages of maturity. These may include “early-stage companies” which include those that routinely develop new products or services or are in the process of conducting clinical trials and may not yet be consistently profitable. The Sub-Adviser’s evaluation ranks the expected returns and risk profile of each potential investment based upon an evaluation of: (i) the scientific proposition of the issuer, (ii) the probability that the science will lead to a product or treatment, and (iii) projected profits from each successful product or treatment.

Adviser’s Derivatives-Based Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives, measured at market value. Such derivatives include equity, treasury, commodity, and currency futures (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time) and exchange-traded and over the counter (“OTC”) put and call options on equities, treasuries, commodities, and currencies or futures. The derivatives strategy is a form of leveraged investing. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The Fund may invest in total return swaps

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such as swaps on high yield debt instruments or high yield indexes or equity indexes as reference assets. A total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset. These are regulatory primarily by the Commodity Futures Trading Commission or the Securities and Exchange Commission, depending on the underlying asset.

The option overlay is a strategic, persistent exposure meant to partially hedge against market declines. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options.

The Adviser selects derivatives based upon its evaluation of relative value, based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and exercises or closes the options typically based on maturity. The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the use of derivatives is intended to improve the Fund’s performance, there is no guarantee that it will do so.

When using derivatives, the Fund is required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds, including affiliated money market ETFs; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund also may enter into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategies may not produce the intended results and may negatively impact Fund performance. The Adviser’s derivatives overlay strategy will not fully protect the Fund from declines in the market. The Sub-Adviser’s opportunistic multi-asset strategy may be ineffective.

Industry Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in a particular industry.

●	Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

●	Pharmaceutical Industry Risk. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

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●	Healthcare Technology Industry Risk. To the extent the Fund focuses on the healthcare technology industry, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare technology industry than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare technology industry may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

●	Life Science Tools and Services Industry Risk. Companies that manufacture or develop medical products, devices or services are subject to extensive regulation in the United States by the FDA and by comparable government agencies in other countries. The regulations govern the development, design, approval, manufacturing, labeling, importing and exporting and sale and marketing of many medical products. These regulations are also subject to future change. Failure to comply with applicable regulations and quality assurance guidelines could lead to manufacturing shutdowns, product shortages, delays in product manufacturing, product seizures, recalls, operating restrictions, withdrawal or suspension of required licenses, and prohibitions against exporting of products to, or importing products from, countries outside the United States. Medical product, device, and service companies could be required to expend significant financial and human resources to remediate failures to comply with applicable regulations and quality assurance guidelines.

Energy Industry Risk. Securities and instruments of energy companies are susceptible to adverse economic or regulatory developments. Energy companies are subject to the risks specific to the sector they serve including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risk and facility acquisition risk; (iv) reduced demand for crude oil, natural gas, natural gas liquids, refined petroleum products, and power; (v) depletion of the oil or natural gas reserves or lower than expected wind, solar, or hydro resources; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates and a higher cost of capital; (ix) attack by terrorists; (x) price policies of OPEC (Organization of Petroleum Exporting Countries); and (xi) changing preferences for fuel sources.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience. These risks are amplified for early stage companies.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

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Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. The refence common stock of a convertible bond may fail to reach a price that makes the conversion feature valuable.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Leverage inherent in derivatives will tend to magnify the Fund’s losses if the derivative strategy is ineffective.

●	Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; and (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

●	Option Risk. As the buyer of a call or put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses if the hedge is ineffective or if the reference asset rises in price.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market.

●	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

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●	Foreign Currency Risk. Currency derivative trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

●	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Unsponsored ADRs are organized without the cooperation of the issuer and information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights are not passed through.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Longer maturity and longer duration bond prices will decline more in response to rising interest rates. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History Risk. The Fund is relatively new and has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Investments that are illiquid or that trade in lower volumes may be more difficult to value. An inability to sell a portfolio position can adversely affect the value of the Fund’s portfolio or prevent the Fund from being able to take advantage of other investment opportunities.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Oil Pipeline Limited Partnership Risk. Pipeline companies are subject to adverse regulatory burdens, terrorism, natural disasters, operating interruptions, environmental, supply and demand, and price volatility risks. Limited partnerships may become taxable at the entity level if they lose their partnership tax status.

Over-the-Counter Market Risk. Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer or swap counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. The refence common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Privately Placed and Other Restricted Securities Risk. Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Rule 144A permits the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. However, should institutional buyers become uninterested in purchasing these securities, they could increase the level of the Fund’s portfolio illiquidity.

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Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Structured Note Risk. Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Underlying Funds Risk. The underlying funds, including ETFs and money market funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and may be higher than other funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may also invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role in market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

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○	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index represents the broad U.S. equity market and is included as a performance benchmark that provides equity exposure context for the Fund’s diversified income approach. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 26.47% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -29.82% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was 17.77%.

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Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (3/27/23)
Return Before Taxes	25.10%	2.51%
Return After Taxes on Distributions	16.88%	-3.98%
Return After Taxes on Distributions and Sale of Fund Shares	14.29%	-0.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	20.45%
MSCI USA IMI Health Care Net Total Return USD Index (reflects no deduction for fees, expenses or taxes)	14.91%	6.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc.

Investment Sub-Adviser: Propel Bio Management, LLC

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Jeff Schwarte, Chief Equity Strategist of the Adviser, Leen Kawas, Managing General Partner of the Sub-Adviser; and Xue Hua, Portfolio Manager of the Sub-Adviser; serve as portfolio managers for the Fund. Dr. Berns, Ms. Kawas, and Ms. Hua have each served the Fund as a portfolio manager since December 2022. Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns, Mr. Schwarte, Ms. Kawas, and Ms. Hua, are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Board of Trustees (“Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser Simplify Asset Management Inc. (the “Adviser”) collaborates with the Fund’s sub-adviser, Propel Bio Management, LLC (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in the securities of issuers in the biotechnology, pharmaceuticals, healthcare technology, and life science tools and services industries. Each of these industries are commonly categorized within the healthcare sector because they share similar economic features and regulatory constraints. The Fund also may invest in securities of issuers engaged in energy-related endeavors such as the production, generation, and sale of energy resources. The Sub-Adviser employs an actively managed opportunistic multi-asset strategy that focuses on common stock, preferred stock, convertible bonds, structured notes, corporate notes and bonds, and ETFs that primarily invest in the preceding security types. The Fund also may invest in money market funds. The Adviser employs a derivatives strategy to partially protect or enhance Fund returns. The Sub-Adviser is responsible for security selection and the Adviser is responsible for trade execution, regulatory oversight of the Fund and the derivatives strategy.

The Fund invests without restriction as to security currency, issuer capitalization (including micro-capitalization), or country and without restriction as to debt credit quality, maturity, structure, or issuer type. Lower quality corporate debt is commonly known as a “junk bond.” Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard and Poor’s Ratings Group or lower than BBB- by Fitch Ratings, Inc. The Fund may invest in privately placed and restricted securities (including 144A bonds). The Fund is “non-diversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” Fund.

Sub-Adviser’s Opportunistic Multi-Asset Strategy

The Sub-Adviser selects securities that it believes present attractive investment opportunities, which may include securities that the Sub-Adviser believes are neglected and overlooked investments and present significant opportunities for capital appreciation. The Sub-Adviser uses fundamental, bottom-up analysis to identify securities that present attractive investment opportunities, which may include securities that the Sub-Adviser determines to be undervalued or present opportunities for growth. The Sub-Adviser selects debt or equity exposure based on its estimation of expected relative returns. The Sub-Adviser sells a security when it believes it is no longer undervalued or when more attractive investments are identified.

Healthcare Sector Sub-Strategy

The Sub-Adviser employs individuals who possess significant scientific, technical, operational, regulatory and commercial expertise to evaluate the science and prospects of healthcare sector companies as well as individuals with significant experience and expertise in identifying securities that present attractive investment opportunities, which may include securities that the Sub-Adviser determines to be undervalued or present opportunities for growth. Healthcare sector companies that the Fund will typically include in the portfolio will be small to medium capitalization companies that may be in various stages of maturity. These may include “early-stage companies” which include those that routinely develop new products or services or are in the process of conducting clinical trials and may not yet be consistently profitable. The Sub-Adviser’s evaluation ranks the expected returns and risk profile of each potential investment based upon an evaluation of: (i) the scientific proposition of the issuer, (ii) the probability that the science will lead to a product or treatment, and (iii) projected profits from each successful product or treatment. The Sub-Adviser evaluates all stages of a potential product including: preclinical development; clinical research and development; and product approval, launch and commercialization.

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Adviser’s Derivatives-Based Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives, measured at market value. Such derivatives include equity, treasury, commodity, and currency futures (derivative contracts that obligate the buyer or seller to transact at a set price and predetermined time) and exchange-traded and over the counter (“OTC”) put and call options on equities, treasuries, commodities, and currencies or futures. The derivatives strategy is a form of leveraged investing. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The Fund may invest in total return swaps such as swaps on high yield debt instruments or high yield indexes or equity indexes as reference assets. A total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset. These are regulatory primarily by the Commodity Futures Trading Commission or the Securities and Exchange Commission, depending on the underlying asset.

The option overlay is a strategic, persistent exposure meant to partially hedge against market declines. If the market goes up, the Fund’s returns may outperform the market because the Adviser will sell or exercise the call options. If the market goes down, the Fund’s returns may fall less than the market because the Adviser will sell or exercise the put options.

The Adviser selects derivatives based upon its evaluation of relative value, such as, based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options typically based on maturity. The Adviser anticipates purchasing and selling its derivatives on a monthly, quarterly, and annual basis, depending upon the Fund’s rebalancing requirements and expiration dates. However, the Adviser may rebalance the Fund’s derivative portfolio on a more frequent basis for a number of reasons such as when market volatility renders the protection provided by the derivative strategy ineffective or a derivative position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the use of derivatives is intended to improve the Fund’s performance, there is no guarantee that it will do so.

When using derivatives, the Fund is required to post collateral to assure its performance. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds, including affiliated money market ETFs; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund also may enter into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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PRINCIPAL INVESTMENT RISKS:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns. The Adviser’s derivatives overlay strategy will not fully protect the Fund from declines in the market. The Sub-Adviser’s opportunistic multi-asset strategy may be ineffective.

Industry Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in a particular industry. Internet companies are subject to rapid changes in competition, technology, obsolescence of products and services, industry protocol standards and new product and service introductions. Competitive price cutting, technological innovation, and the ability to attract and retain skilled employees, can adversely affect internet company profits. Changing domestic and international demand, research and development costs, and product obsolescence also can erode profitability. Retail focused internet companies that provide retail services primarily on the internet, through mail order and TV home shopping retailers are especially reliant on consumer disposable income and spending and are subject to changing consumer tastes and preferences and consumer demographics. Legislative or regulatory changes and increased government oversight also may affect companies in this industry.

●	Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

●	Pharmaceutical Industry Risk. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

●	Healthcare Technology Industry Risk. To the extent the Fund focuses on the healthcare technology industry, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare technology industry than if it were invested in a wider variety of companies in unrelated industries. The profitability of companies in the healthcare technology industry may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare technology industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare technology companies are subject to extensive litigation based on product liability and similar claims. Healthcare technology companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare technology industry may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare technology industry may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare technology industry.

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●	Life Science Tools and Services Industry Risk. Companies that manufacture or develop medical products, devices, or services are subject to extensive regulation in the United States by the FDA and by comparable government agencies in other countries. The regulations govern the development, design, approval, manufacturing, labeling, importing and exporting and sale and marketing of many medical products and services. These regulations are also subject to future change. Failure to comply with applicable regulations and quality assurance guidelines could lead to manufacturing shutdowns, product shortages, delays in product manufacturing, product seizures, recalls, operating restrictions, withdrawal or suspension of required licenses, and prohibitions against exporting of products to, or importing products from, countries outside the United States. Medical product, medical device, and services companies could be required to expend significant financial and human resources to remediate failures to comply with applicable regulations and quality assurance guidelines.

Energy Industry Risk. Securities and instruments of energy companies are susceptible to adverse economic or regulatory developments. Energy companies are subject to the risks specific to the sector they serve including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risk and facility acquisition risk; (iv) reduced demand for crude oil, natural gas, natural gas liquids, refined petroleum products, and power; (v) depletion of the oil or natural gas reserves or lower than expected wind, solar, or hydro resources; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates and a higher cost of capital; (ix) attack by terrorists; (x) price policies of OPEC (Organization of Petroleum Exporting Countries); and (xi) changing preferences for fuel sources.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Small and Medium Capitalization Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These risks are amplified for early stage companies.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions, changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Because convertible bonds may be exchanged for a predetermined number of shares of common stock, they exhibit risks associated with the underlying equity securities especially when their conversion value is the same as the value of the bond. Convertible bonds are similar to fixed-income debt securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. They are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. The refence common stock of a convertible bond may fail to reach a price that makes the conversion feature valuable.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Leverage inherent in derivatives will tend to magnify the Fund’s losses if the derivative strategy is ineffective.

●	Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Options Risk. As the buyer of a call or put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

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Foreign Securities Risk. Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

●	Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Foreign Currency Risk. Currency trading through derivatives involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

●	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

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Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is relatively new and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing the Fund.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Certain investments may have limited market makers and potential purchasers may be restricted based upon regulatory minimum asset thresholds. Investments that are illiquid or that trade in lower volumes may be more difficult to value. An inability to sell a portfolio position can adversely affect the value of the Fund’s portfolio or prevent the Fund from being able to take advantage of other investment opportunities.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Oil Pipeline Limited Partnership Risk. Pipeline companies are subject to adverse regulatory burdens, terrorism, natural disasters, operating interruptions, environmental, supply and demand, and price volatility risks. If a limited partnership does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the limited partnership would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s NAV. Furthermore, limited partnership interests may not be as liquid as other more commonly traded equity securities.

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Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. The refence common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

Privately Placed and Other Restricted Securities Risk. Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund. Rule 144A permits the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. However, should institutional buyers become uninterested in purchasing these securities, they could increase the level of the Fund’s portfolio illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Structured Note Risk. The Fund may seek investment exposure to issuers or sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Underlying Funds Risk. The underlying funds, including ETFs and money market funds, in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and may be higher than other funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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ETF Structure Risk: The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the authorized participant (“Authorized Participant”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role in market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

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Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2nd Floor, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended and manages the majority of other series in the Trust.

Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) computed at the annual rate of 2.75% on assets up to $1 billion; 2.50% on assets over $1 billion and less than $5 billion; 2.00% on assets over $5 billion and less than $10 billion; and 1.00% on assets over $10 billion. The management agreement between the Fund and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust. The Adviser has agreed to waive 0.25% of its fee on an annualized basis through October 31, 2027. This waiver may be terminated by the Board on 60 days’ notice and terminates automatically if the management agreement or sub-advisory agreement is terminated.

The aggregate fee amount that the Fund paid to the Adviser for the most recent fiscal year was 2.50% of the Fund’s average daily net assets.

Investment SUB-adviser: Propel Bio Management, LLC (the “Sub-Adviser”), located at 1800 Avenue of the Stars, Los Angeles, CA 90067, serves as sub-adviser to the Fund. Subject to the oversight of the Board, the Sub-Adviser is responsible for management of the Fund’s equity portfolio. The Sub-Adviser was established in 2022 for the purpose of managing investment companies. The Sub-Adviser is paid by the Adviser, not the Fund. The Sub-Adviser has agreed to waive 0.25% of its fee on an annualized basis through October 31, 2027. This waiver may be terminated by the Board on 60 days’ notice and terminates automatically if the management agreement or sub-advisory agreement is terminated.

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A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements is available in Fund’s Form N-CSR covering the six-month period ended December 31, 2025.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers:

David Berns, PhD, is the chief investment officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jeff Schwarte is the Chief Equity Strategist at the Adviser, focusing on product innovation, thought leadership, and portfolio management. Before joining the Adviser, he led Principal’s global systematic solutions team, overseeing model development and risk management analytics. Jeff managed several custom US, international, and global strategies and has been with Principal since 1993, serving in various roles, including portfolio manager, investment accountant, and auditor. He holds a bachelor’s degree in accounting from the University of Northern Iowa and is a CFA charterholder, CPA, and Certified Internal Auditor.

Leen Kawas, PhD, has served as Managing General Partner of the Sub-Adviser since January 2022. Previously, Ms. Kawas was CEO and President of Athira Pharma, Inc. from 2014 to 2021 and Vice President of Research from 2011 to 2014.

Xue Hua, PhD, has served as a Portfolio Manager of the Sub-Adviser since July 2022. Ms. Hua, previously served as the Vice President of Clinical Development, Research at Athira Pharma from 2015 to 2022.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

Relationship among the Fund, the Adviser, the Sub-Adviser and their respective affiliates.

Personnel of the Adviser, the Sub-Adviser and their respective affiliates, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Company, or of investment funds, accounts, or investment vehicles managed by the Adviser, the Sub-Adviser or their affiliates. Similarly, personnel of the Adviser, the Sub-Adviser and their respective affiliates may own economic interests, shares, or hold positions (including initially for purposes of seed investment), directly or indirectly, in the Fund, the Adviser, or the Sub-Adviser.

Mr. Richard Kayne (through a trust where he serves as a trustee) directly owns voting preferred shares of the Adviser and through the same trust is indirectly the Fund’s seed investor. Mr. Kayne is also a minority owner in Propel Bio Partners, LLC, a Delaware limited liability company, which serves as the general partner to Propel Bio Partners, L.P. (the “Private Fund”), a Delaware limited partnership and a private pooled investment vehicle that is exempt from registration under the Investment Company Act of 1940 and the Securities Act of 1933. The Sub-Adviser serves as the investment adviser to the Private Fund and other private funds. Mr. Kayne’s indirect part ownership of the Adviser and provision of see capital to the Fund presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser where fully disclosed to, discussed with and considered by the Board in approving the appointment of the Sub-Adviser.

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HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management and any distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol SURI. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 10,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI. The Fund expects that purchases and redemptions of Creation Units will be made primarily through in-kind delivery of portfolio securities. The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant that exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Propel Bio Management, LLC, located at 1800 Avenue of the Stars, Los Angeles, CA 90067, serves as sub-adviser to the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act of 1933 (the “Securities Act”), would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information for the periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Propel Opportunities ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(a)
Net Asset Value, beginning of period	$15.03	$22.13	$21.92	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.26)	(0.10)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	5.96	(4.28)	3.63	(1.36)
Total from investment operations	5.70	(4.38)	3.50	(1.40)
Less distributions from:
Net investment income	—	—	—	(0.87)
Return of capital	(2.72)	(2.72)	(3.29)	(0.81)
Total distributions	(2.72)	(2.72)	(3.29)	(1.68)
Net Asset Value, end of period	$18.01	$15.03	$22.13	$21.92
Total Return (%)	41.48	(20.69)	17.27	(4.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$77	$66	$97	$100
Ratio of expenses before fee waiver (%)	2.83 (d)	2.81 (e)	2.75 (f)	2.75	(f)(g)
Ratio of expenses after fee waiver (%)	2.58 (d)	2.56 (e)	2.50 (f)	2.50	(f)(g)
Ratio of net investment income (loss) (%)	(1.54)	(0.52)	(0.60)	(0.50	)(g)
Portfolio turnover rate (%)(h)	62	22	42	46	(c)

(a)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2nd Floor Las Vegas, NV 89135	Sub-Adviser	Propel Bio Management, LLC 1800 Avenue of the Stars Los Angeles, CA 90067
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2nd Floor

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Propel Opportunities ETF	SURI (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on:

the NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Propel Opportunities ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a non-diversified series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund is managed by Simplify Asset Management Inc. (the “Adviser”) and sub-advised by Propel Bio Management, LLC, (the “Sub-Adviser”). The Board may form other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issues (and redeems) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 10,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 10,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the principal risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

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To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

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An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

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Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Mortgage-Backed Securities

The Fund may invest, directly or indirectly through other investment funds, in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

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Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

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Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) pledged until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the assets pledged for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to call or put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

MLP and MLP-Related Securities

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

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MLP Tax Risk

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

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Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

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When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund may segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

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Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions;

3.	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

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4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of its net assets in the securities of companies engaged in any one industry or group of industries, except for issuers in the biotechnology, pharmaceuticals, healthcare technology, and life science tools and services industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. If the Fund invests in underlying investment companies, the Fund will consider the concentration of the underlying investment companies individual securities for purposes of determining compliance with its own concentration policy.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, purchase or sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

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Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR are available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds, 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

Other Service Providers

Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

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Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, the Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board of Trustees is comprised of three Independent Trustees and one non-independent (interested person) Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

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Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Craig Enders has over 25 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 25 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth advisor for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christina Stauffer Year of Birth: 1963	Independent Trustee since 2025	Principal, DC Distribution Advisors LLC (Business and Product Development Consultancy) (2020 to Present).	38	None
Craig Enders Year of Birth: 1968	Independent Trustee since 2020	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee since 2020	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since 2023	Chief Operating Office, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2020); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” refers to the operational series of the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year the Audit Committee met four times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

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Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) will receive a yearly fee of $100,000, to be paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Governance Committee, Risk Committee and Contract Review Committee as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Fund through the Adviser for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares. Dollar ranges are based upon NAV per share.

Board Member Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Christina Stauffer	None	$1 – $10,000
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders at the frequency described in the “Dividends, Other Distributions and Taxes” section of the Fund’s Prospectus.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 30, 2026, no person owns of record or beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for each of the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

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The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) computed at the annual rate of 2.75% on assets up to $1 billion; 2.50% on assets over $1 billion and less than $5 billion; 2.00% on assets over $5 billion and less than $10 billion; and 1.00% on assets over $10 billion. Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

Advisory Fees Paid by the Fund for Services

Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
2026	2025	2024	2026	2025	2024	2026	2025	2024
$2,017,646	$2,324,371	$2,663,709	$(183,429)	$(211,306)	$(242,163)	$1,834,216	$2,113,065	$2,421,546

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment. The Adviser has agreed to waive 0.25% of its Management Fee on an annualized basis through October 31, 2027. This waiver may be terminated by the Fund’s Board of Trustees on 60 days’ notice and terminates automatically if the Management Agreement or Sub-Advisory Agreement is terminated.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

SUB-ADVISER

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Propel Bio Management, LLC to serve as sub-adviser to the Fund pursuant to Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for the management of the Fund’s portfolio subject to the Adviser’s oversight and instructions. Ms. Kawas is deemed to control the Sub-Adviser through her ownership of all of the Sub-Adviser’s interests.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

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Codes of Ethics

The Trust, the Adviser, the Sub-Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, personnel are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling (877) 658-9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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PORTFOLIO MANAGERS

David Berns, Jeff Schwarte, Leen Kawas, and Xue Hua serve as the portfolio managers of the Fund.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Leen Kawas

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$76.3	1	$1
Other Pooled Investment Vehicles	1	$1	1	$1
Other Accounts	1	$1	1	$1

Xue Hua

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$76.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Jeff Schwarte

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	14	$2,377.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser and Sub-Adviser have adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Relationship among the Fund, the Adviser, the Sub-Adviser and their respective affiliates.

Personnel of the Adviser, the Sub-Adviser and their respective affiliates, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Company, or of investment funds, accounts, or investment vehicles managed by the Adviser, the Sub-Adviser or their affiliates. Similarly, personnel of the Adviser, the Sub-Adviser and their respective affiliates may own economic interests, shares, or hold positions (including initially for purposes of seed investment), directly or indirectly, in the Fund, the Adviser, or the Sub-Adviser.

Mr. Richard Kayne (through a trust where he serves as a trustee) directly owns voting preferred shares of the Adviser and through the same trust is indirectly the Fund’s seed investor. Mr. Kayne is also a minority owner in Propel Bio Partners, LLC, a Delaware limited liability company, which serves as the general partner to Propel Bio Partners, L.P. (the “Private Fund”), a Delaware limited partnership and a private pooled investment vehicle that is exempt from registration under the Investment Company Act of 1940 and the Securities Act of 1933. The Sub-Adviser serves as the investment adviser to the Private Fund and other private funds. Mr. Kayne’s indirect part ownership of the Adviser and provision of see capital to the Fund presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser where fully disclosed to, discussed with and considered by the Board in approving the appointment of the Sub-Adviser.

Compensation

Dr. Berns and Mr. Schwarte are compensated through a salary and equity participation in the Adviser. Ms. Kawas and Ms. Hua are compensated through salary and a share of the Sub-Adviser’s profits.

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Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager/Name of Fund	David Berns	Jeff Schwarte	Leen Kawas	Xue Hua
Simplify Propel Opportunities ETF	None	None	None	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser and Sub-Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
	2026	2025	2024
Simplify Propel Opportunities ETF	$128,289	$64,321	$92,845

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PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

	2026	2025
Simplify Propel Opportunities ETF	62%	22%

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon, (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Trust on behalf of the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement remains in effect for two years from the effective date of the agreement, and will remain in effect subject to annual approval of the Board for one-year periods thereafter. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

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For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the fiscal year ended June 30, 2026, June 30, 2025, and June 30, 2024, the Adviser paid the Administrator $6,425,487, $4,637,211.41, and $3,122,179.11, respectively, for administration services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays Foreside a reoccurring fund fee and a fee per each fund. The Fund also pays Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

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Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser as the valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

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Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 10,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

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Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

ETFs	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Propel Opportunities ETF	$500	3%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

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The deposit securities may change and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

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Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

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Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

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Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

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Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

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Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of June 30, 2026, the Fund has generated the following amounts of capital loss carry forwards:

Short-Term	Long-Term	Total Amount
$(4,638,734)	$0	$(4,638,734)

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

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Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

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To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Fund’s Annual Report are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: (i) measurably change the structure, management, control or operations of the company; (ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

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Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: (i) delegate the voting decision to an independent third party; (ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or (iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Tara India Opportunities ETF	IOPP (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY TARA INDIA OPPORTUNITIES ETF

Investment Objective: Simplify Tara India Opportunities ETF (the “Fund” or “IOPP”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver(2)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver	0.71%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, until at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$292	$530	$1,211

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies: The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in securities of Indian issuers. The Fund defines Indian issuers as entities: (i) organized in India; (ii) having a class of securities whose principal securities market is in India; (iii) deriving more than 50% of total revenues or earnings from goods produced, sales made, or services provided in India; or (iv) maintaining more than 50% of its employees, assets, investments, operations, or other business activity in India. The Fund also defines mutual funds and ETFs that invest primarily in securities of Indian issuers; as well as ADRs, GDRs, participatory notes on securities of Indian issuers, and any swap contract linked to the preceding, as securities of Indian issuers. The Fund is actively managed and invests in companies without restriction as to capitalization, including micro-capitalization companies.

1

Security Selection Process

In selecting securities for the Fund, the portfolio managers use a bottom-up selection process instead of following a top-down approach.

Potential investments are identified through:

(1)	Company-specific research and analysis conducted by the portfolio managers; and

(2)	Screening techniques starting with a universe of 800-1000 stocks using multiple factors that include an evaluation of a company’s competitive positioning, management, future growth potential, and track record in terms of performance. Companies are further screened with key performance indicators (KPIs), model building, and valuation.

The portfolio managers aim to capture India’s growth story by taking a long-term approach and investing in what they believe to be high-quality companies that offer the potential for long-term growth and capital appreciation. The portfolio managers attempt to construct a portfolio of companies positioned to benefit from three key themes that are playing out in India across various sectors: (1) growing middle class consumer with increasing income levels; (2) formalization across sectors leading to increased economic participation; and (3) increasing government focus on promoting manufacturing with a focus on defense, green energy, and exports.

Monitoring Process

The securities are monitored to confirm adherence to the original investment thesis. The monitoring process consists of tracking news and analyzing quarterly results to ensure that a company’s fundamental progress ties in with the investment thesis. The Fund may increase or decrease its position in a particular company based on such company’s ability to deliver on its original investment thesis.

The portfolio is regularly monitored to avoid any over-exposure to any single stock or industry which helps to avoid concentration risk and achieve the benefits of diversification. The Fund may sell a security if, based on the portfolio managers’ research, a company’s prospects for growth have declined or the portfolio managers have identified a more attractive investment opportunity.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Emerging Markets Risk. Investing in emerging markets such as India involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, greater dependence on international trade or development assistance, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging markets typically is small, and a low or non-existent trading volume in those securities may result in a lack of liquidity and price volatility.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund is subject to the potential for greater volatility than a fund that does not focus on a limited number of investments and subject to a greater risk of loss if any of those securities decline in price.

Foreign Currency Risk. The Fund holds investments that provide exposure to the Indian rupee, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates, the relative value of Indian rupees, and delays or limits on repatriation of Indian rupees will affect the value of the Fund’s investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

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Foreign Investment Risk. The Fund invests in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of the U.S. market.

India Regulatory Risk. The Fund is registered in India as a Foreign Portfolio Investor (“FPI”) with the Securities and Exchange Board of India (“SEBI”). Only while maintaining FPI registration would the Fund be able to buy, sell or deal in Indian securities. Investment by FPIs in Indian securities are subject to certain limits and restrictions under the applicable law, and the applications of such limits and restrictions could adversely impact the ability of the Fund to make investments in India. Additionally, investments in Indian securities may also be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”).

India Risk. Because the Fund focuses its investments in India, the Fund is subject to certain risks related to economic, political, regulatory, or other events or conditions affecting issuers in India. Such risks include, but are not limited to, political and legal uncertainty, persistent religious, ethnic and border disputes, security concerns (e.g., terrorism and strained international relations), greater government control over the economy, currency fluctuations, exchange control regulations (including currency blockage), inflation, confiscatory taxation, nationalization or expropriation of assets, and others associated with emerging market countries. Additionally, a high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, and a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment, the rate at which the Fund is able to invest, the purchase and sale prices for such securities and the timing of purchases and sales, the liquidity of the Fund’s portfolio, and higher transaction costs. Incidents occurring in India’s or the region due to these risks may cause uncertainty in the Indian market and may adversely affect the Indian economy and the Fund’s investments.

Substantially all of the income that the Fund receives from investments in equity securities is in Indian rupees; however, the Fund computes and distributes its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of its holdings, measured in rupees, increases.

India Tax Risk. The Fund will be subject to tax in India on the purchase and sale of Indian securities held by the Fund, which will reduce the Fund’s returns. For more information regarding the tax implications of investing in Indian securities, please see the section entitled “Federal Tax Matters.”

Small and Medium Capitalization Risk. Although the securities in which the Fund invests represent the large-capitalization segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small- and mid-capitalization company risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Foreign Exchange Risk. Because many securities held by the Fund trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

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ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political, economic, regulatory, diplomatic, and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Sector Concentration Risk. To the extent the Fund concentrates in a specific sector or group of sectors or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such sectors or investments than a fund that invests in a wider variety of sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such sectors.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and invests in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

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●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Limited History of Operations Risk. The Fund is relatively new and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, international conflicts and wars, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Participatory Notes Risk. Participatory notes represent interests in securities listed on a foreign exchange, and thus present similar risks to investing directly in such securities. Participatory notes also expose investors to counterparty risk (the risk that the entity issuing the note may not be able to honor its financial commitments). The purchaser of a participatory note must rely on the credit worthiness of the bank or broker that issues the participatory note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Underlying Funds Risk. Other investment companies (e.g., mutual funds, money market funds and ETFs) in which the Fund invests (“Underlying Funds”) are subject to investment advisory and other expenses, which are indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

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During the periods shown in the bar chart above, the Fund’s highest quarterly return was 9.34% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was -6.41% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026 was -5.57%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (3/5/24)
Return Before Taxes	1.02%	8.62%
Return After Taxes on Distributions	0.89%	6.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	5.92%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	2.62%	3.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Sub-Adviser: System 2 Advisors L.P. (the “Sub-Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey, serves as investment sub-adviser to the Fund.

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Chris Getter, Emerging Markets Strategist of the Adviser; and Anupam Ghose, Portfolio Manager of the Sub-Adviser serve as portfolio managers of the Fund. Dr. Berns and Ghose have each served as portfolio managers of the Fund since it commenced operations in February 2024. Mr. Getter has served as portfolio managers of the Fund since November 2024. Dr. Berns, Mr. Ghose, and Mr. Getter are jointly and primarily responsible for the management of the Fund.

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Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective: The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (“Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in securities of Indian issuers. The Fund defines Indian issuers as entities: (i) organized in India; (ii) having a class of securities whose principal securities market is in India; (iii) deriving more than 50% of total revenues or earnings from goods produced, sales made, or services provided in India; or (iv) maintaining more than 50% of its employees, assets, investments, operations, or other business activity in India. The Fund also defines mutual funds and ETFs that invest primarily in securities of Indian issuers; as well as ADRs, GDRs, participatory notes on securities of Indian issuers, and any swap contract linked to the preceding, as securities of Indian issuers. The Fund is actively managed and invests in companies without restriction as to capitalization, including micro-capitalization companies.

Security Selection Process

In selecting securities for the Fund, the portfolio managers use a bottom-up selection process instead of following a top-down approach, as the latter depends on multiple global and domestic macro factors which increase the risk in forecasting.

Potential investments are identified through:

(1)	Company-specific research and analysis conducted by the portfolio managers using evaluation factors such as balance sheet strength; size of workforce; stability of cash flows; management depth, corporate governance; and overall financial health; and

(2)	Screening techniques starting with a universe of 800-1000 stocks using multiple factors. The screened stocks are evaluated using a four-pillar framework (i) Business Moat (key differentiators that improve a company’s competitive positioning, helping it deliver superior growth over the medium to long-term), (ii) Management (the ability of the management team to drive sustainable growth and a strong track record on capital allocation), (iii) Future Potential (a company’s growth outlook and competitive intensity of the segments the company is currently operating in or wants to expand into); and (iv) Company Core – (a company’s track record of delivering growth and generating cash flows in the core segments which can act as bedrock to drive future expansion). To arrive at a final decision, the Sub-Adviser uses a rigorous process that includes: concurrently debating a company’s investment thesis from both a bullish (upside potential) and bearish (downside risk) perspective; evaluating key performance indicators (KPIs); model building; and valuation.

The portfolio managers aim to attempt capture India’s growth story by taking a long-term approach and investing in what they believe to be high-quality companies that offer the potential for long-term growth and capital appreciation. The portfolio managers attempt to construct a portfolio of companies positioned to benefit from three key themes that are playing out in India across various sectors: (1) growing middle class consumer with increasing income levels; (2) formalization across sectors leading to increased economic participation; and (3) increasing government focus on promoting manufacturing with a focus on defence, green energy, and exports.

The portfolio managers anticipate that the security selection process will identify approximately 20 to 50 companies for inclusion in the Fund’s portfolio.

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Monitoring Process

The securities are monitored to confirm adherence to the original investment thesis. The monitoring process consists of tracking news and analyzing quarterly results to ensure that a company’s fundamental progress ties in with the investment thesis. The Fund may increase or decrease its position in a particular company based on such company’s ability to deliver on its original investment thesis.

The portfolio is regularly monitored to avoid any over-exposure to any single stock or industry which helps to avoid concentration risk and achieve the benefits of diversification. The Fund may sell a security if, based on the portfolio managers’ research, a company’s prospects for growth have declined or the portfolio managers have identified a more attractive investment opportunity.

Non-Fundamental Investment Policy

The Fund’s 80% policy is non-fundamental and may be changed by the Board, without shareholder approval, upon 60 days’ prior notice to shareholders.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Investment Risks:

All funds take investment risks. Therefore it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser and/or sub-adviser will produce positive returns.

ADR and GDR Risk. Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs, in sponsored form, are designed for use in U.S. securities markets. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees and provides financial information to the bank. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. One risk of investing in an ADR (sponsored or unsponsored) is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR and GDR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

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Sector Concentration Risk. To the extent the Fund concentrates in a sector or group of sectors or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such sectors or investments than a fund that invests in a wider variety of sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such sectors.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Markets Risk. The Fund invests in countries with newly organized or less developed securities markets, such as India. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

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●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund is subject to the potential for greater volatility than a fund that does not focus on a limited number of investments and subject to a greater risk of loss if any of those securities decline in price.

Foreign Currency Risk. The Fund holds investments that provide exposure to the Indian rupee, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates, the relative value of Indian rupees, and delays or limits on repatriation of Indian rupees will affect the value of the Fund’s investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Substantially all of the income that the Fund receives from investments is in Indian rupees; however, the Fund intends to compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of its holdings, measured in rupees, increases.

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Foreign Exchange Risk. Because many securities held by the Fund trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.

Foreign Investment Risk. The Fund invests in securities domiciled in countries outside the U.S. and Canada that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. and Canadian companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. and Canadian markets. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

India Regulatory Risk. The Fund is registered in India as a FPI with SEBI. Only while maintaining FPI registration would the Fund be able to buy, sell or deal in Indian securities. Investment by FPIs in Indian securities are subject to certain limits and restrictions under the applicable law, and the applications of such limits and restrictions could adversely impact the ability of the Fund to make investments in India. Additionally, investments in Indian securities may also be limited or prevented, at times, due to the limits on foreign ownership imposed by the RBI.

India Risk. Because the Fund focuses its investments in India, the Fund is subject to certain risks related to economic, political, regulatory, or other events or conditions affecting issuers in India. Such risks include, but are not limited to, political and legal uncertainty, instability, persistent religious, ethnic and border disputes with countries such as Pakistan, security concerns (e.g., separatist movements in Indian states, terrorism, and strained international relations), greater government control over the economy, currency fluctuations, exchange control regulations (including currency blockage), inflation, confiscatory taxation, nationalization or expropriation of assets, and others associated with emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of Indian securities or for U.S. authorities to pursue. Additionally, a high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, and a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment, the rate at which the Fund is able to invest, the purchase and sale prices for such securities and the timing of purchases and sales, the liquidity of the Fund’s portfolio, and higher transaction costs. Incidents occurring in India’s or the region due to these risks may cause uncertainty in the Indian market and may adversely affect the Indian economy and the Fund’s investments.

India Tax Risk. The Fund is subject to tax in India on the purchase and sale of Indian securities held by the Fund, which will reduce the Fund’s returns. For more information regarding the tax implications of investing in Indian securities, please see the section entitled “Federal Tax Matters.”

Limited History of Operations. The Fund is relatively new and has limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser and/or sub-adviser may not achieve its intended result in managing the Fund.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Participatory Notes Risk. A participatory note is an instrument used by foreign investors to obtain exposure to an equity security in a local market where direct ownership is not permitted or that imposes high costs on foreign investors to register and engage in transactions. Participatory notes may also offer greater liquidity in markets that restrict a foreign investor’s ability to dispose of security by restricting the size of transactions or requiring registration and/or regulatory approvals for transactions. Participatory notes are generally offered by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Participatory notes are privately issued, and the holder is not entitled to the same rights as an owner of the underlying securities. Therefore, in addition to the risks associated with direct investments in the securities of foreign companies, participatory notes are subject to additional risks such as counterparty risk and liquidity risk. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities.

Small and Medium Capitalization Risk. Although the securities in which the Fund invests represent the large-capitalization segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small- and mid-capitalization company risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Underlying Funds Risk. Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the portfolio managers expect the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

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Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages the majority of other series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments and the Sub-Adviser, placing trade orders and providing related administrative services and facilities under a management agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate of 1.00% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adviser pays substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser

INVESTMENT SUB-adviser: System 2 Advisors L.P. (the “Sub-Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey, serves as investment sub-adviser to the Fund. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. The Sub-Adviser is paid by the Adviser, not the Fund.

A discussion regarding the basis for the Board’s approval of the advisory agreement and sub-advisory agreement is available in Fund’s Form N-CSR for the six-month period ended December 31, 2025.

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MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the chief investment officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Chris Getter is a managing director and emerging markets strategist of the Adviser with over 26 years of experience in Emerging Markets. He began his career at Fidelity Investments, developing risk management tools and covering numerous EM countries. At PIMCO, he helped build the world’s largest Emerging Markets Debt franchise, advising clients globally and revamping the firm’s EM investment process. Most recently, he was a Director on Lazard Asset Management’s EMD team. Chris holds an MBA from Boston College, a degree in History from Canisius University, and is a CFA charterholder.

Anupam Ghose is a founding partner and chief executive officer of S2, where he focuses on the start-up business operations and strategic direction of the firm. He has been a Portfolio Manager for S2 since 2016. Prior to S2, Mr. Ghose was the Co-President and Chief Strategy Officer of Roc Capital, responsible for overseeing the firm’s marketing and investor relations as well as implementing short-term and long-term firm strategies. Prior to joining Roc Capital, Mr. Ghose was a Senior Member of the Prime Services Group at Credit Suisse. Prior to joining Credit Suisse, he was a member of the Global Portfolio Trading & Equities Swaps desk at Goldman Sachs. Prior to that he was one of the limited partners at Spear, Leeds & Kellogg and was part of the integration team when the firm was acquired by Goldman Sachs in 2000. Mr. Ghose is the founder of Indus Advisors LLC, which launched the first India-focused exchange traded fund on the NYSE/ARCA in partnership with Invesco PowerShares. Mr. Ghose received his BA degree in Economics from Bombay University in India in 1988, and his MBA in Finance and Investments from the Zicklin School of Business at Baruch College in 1994. Mr. Ghose serves on the advisory board of the Weissman Center for International Business at Baruch College. He has also served on the board of Viteos Fund Services & Gravitas Technology, Inc.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, foreign securities held by the Fund are valued at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

Securities held by the Fund trade on the BSE Ltd. or the National Stock Exchange of India Limited. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when shares of the Fund will trade. Because securities in the Fund’s portfolio are not traded when the Fund’s NAV is calculated, changes in the value of the Fund’s investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol IOPP. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI. The Fund expects that purchases and redemptions of Creation Units will be made primarily through in-kind delivery of portfolio securities. The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund’s, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least quarterly. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of its dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, located at 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

System 2 Advisors L.P., located at 47 Maple Street, #303A, Summit, NJ 07901, serves as sub-adviser to the Fund.

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OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, and (iii) expenses of a failed action are borne by the complaining shareholders. However, condition (iii) does not apply to actions brought under federal securities laws.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Tara India Opportunities ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025		2024(a)
Net Asset Value, beginning of period	$27.48	$28.07		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	0.09		(0.02)
Net realized and unrealized gain (loss)	(1.44)	1.15	(c)	3.01
Total from investment operations	(1.45)	1.24		2.99
Variable transaction fees	0.01	0.11		0.08
Less distributions from:
Net investment income	(0.10)	(0.56)		—
Net realized gains	—	(1.38)		—
Total distributions	(0.10)	(1.94)		—
Net Asset Value, end of period	$25.94	$27.48		$28.07
Total Return (%)	(5.22)	4.93		12.29	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7	$9		$8
Ratio of expenses before fee waiver (%)	1.00	1.03	(e)	1.51	(f)(g)
Ratio of expenses after fee waiver (%)	0.70	0.73	(e)	1.21	(f)(g)
Ratio of net investment income (loss) (%)	(0.05)	0.32		(0.27	)(f)
Portfolio turnover rate (%)(h)	42	108		33	(d)

(a)	For the period March 5, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.51%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103	Sub-Adviser	System 2 Advisors L.P. 47 Maple Street, #303A Summit, NJ 07901

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Tara India Opportunities ETF	IOPP (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Tara India Opportunities ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”). The Fund is sub-advised by System 2 Advisors L.P. (the “Sub-Adviser”). The Fund seeks to achieve long-term capital appreciation. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issues (and redeems) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Funds shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the principal risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the “3% Limitation”) and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, their pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5%, and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5% and 10% Limitations, subject to the conditions of Rule 12d1-4.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

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ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Tax Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

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Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Tax Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

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Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Tax Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

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Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

MLP and MLP-Related Securities

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will it be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

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Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. If the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

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6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

Non-Fundamental Policies

The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Indian issuers (as defined in the Prospectus). This policy is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ prior notice of such change.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

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Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York NY 10038.

Other Service Providers

Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund’s from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

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Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 25 years of experience as a professor at two major universities. Mr. Enders study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten-years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 25 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth advisor for large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

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Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 – Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director and Fund Chief Compliance Officer, ACA Group (2022 to present); Director of Audit and Risk Strategy and Planning, Fidelity Investments (2021 to 2022); Vice President and Director, Funds’ Treasurer’s Office and Investment and Adviser Compliance, Fidelity Management and Research Company (2009 to 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung T. Nguyen e serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

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None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Fund and the Trust for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Craig Enders	$10,001 – $50,000	Over $100,000
Zung Nguyen	$50,001 – $100,000	Over $100,000
Christina Stauffer	None	$1 – $10,000

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders at the frequency described in the “Dividends, Other Distributions and Taxes” section of the Fund’s Prospectus.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Funds’ outstanding shares as of June 30, 2026.

Name and Address	Percentage of Fund
Tara India Opportunities ETF
Citadel Advisors LLC 830 Brickell Plaza Miami, FL 33131	8.35%
Jane Street Group LLC 250 Vesey Street New York, NY 10281	5.38%

DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

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INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 1.00% of the average daily net assets of the Fund. Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

Advisory Fees Paid by the Fund for Services

Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
2026	2025	2024*	2026	2025	2024*	2026	2025	2024*
$83,773	$107,818	$15,938	$(25,132)	$(32,342)	$(4,782)	$58,641	$75,476	$11,156

*	For the period March 4, 2024 (commencement of operations) through June 30, 2024.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to that Fund). The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

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Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged System 2Advisors L.P. to serve as sub-adviser to the Fund pursuant to Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for the management of the Fund’s portfolio subject to the Adviser’s oversight and instructions.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

Fee Waiver Agreement

The Adviser and the Trust have entered into a fee waiver agreement whereby the Adviser agrees to waive its fee payable under the Management Agreement to 0.70% of the Fund’s average daily net assets. The Fee Waiver agreement is effective through at least October 31, 2027 and may only be terminated by the Board on 60 days’ notice to the Adviser.

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, personnel are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

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Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund are authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

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The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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PORTFOLIO MANAGERS

David Berns, Chris Getter and Anupam Ghose serve as the portfolio managers of the Fund.

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Anupam Ghose

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$7.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Chris Getter

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	8	$772.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns and Mr. Getter are compensated through a salary and equity participation in the Adviser. Mr. Ghose is compensated through a salary from the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of June 30, 2026.

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager/Name of Fund	David Berns	Chris Getter	Anupam Ghose
Simplify Tara India Opportunities ETF	None	None	Over $100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

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Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The amount of brokerage commissions paid by the Fund for the following fiscal years ended June 30:

	Total Brokerage Commissions
Name of Fund	2026	2025
Simplify Tara India Opportunities ETF	$3,105	9,647

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The table below shows the Fund’s portfolio turnover rate for the fiscal years ended June 30, 2025 June 30, 2026.

	2026	2025
Simplify Tara India Opportunities ETF	42%	108%

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement remains in effect for two years from the effective date of the agreement, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Tax Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the period March 4, 2024 (commencement of operations) through June 30, 2024, the fiscal year ended June 30, 2025, and the fiscal year ended June 30, 2026, the Administrator earned $3,122,179.11, $4,637,211.41, and $6,425,487 respectively, for administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays Foreside a fixed annual fund fee and an additional fee per the Fund. The Fund also pays Foreside for any out-of-pocket expenses.

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

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Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

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Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are $500 for In-Kind and Cash Purchases, and a maximum additional variable charge for cash purchases of 3% of the amount invested.

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

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Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted, on behalf of the Authorized Participant, as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

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Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+3 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+3, the Fund may settle Creation Unit transactions on a basis other than T+3, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

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While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

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Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

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Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Tax Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of June 30, 2026, the Fund has generated the following amounts of capital loss carry forwards:

Short-Term	Long-Term	Total Amount
$(109,348)	$(336,868)	$(446,216)

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

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The Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, the Fund may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

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Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that the Fund’s securities denominated in or exposed to such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of the Fund securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Fund to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect the Fund against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

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The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Fund’s Annual Report, are hereby incorporated by reference. A copy of the Fund’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Fund’s Annual Report are incorporated herein by reference.

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

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An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

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Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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Fund Name	Ticker Symbol (Exchange)

Simplify Ancorato Target 25 Distribution ETF	XXV (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2026

Advised by:	Sub-Advised by:

Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	Ancorato 13965 E. Chinden Blvd. #100 Boise, ID 83713

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY ANCORATO TARGET 25 DISTRIBUTION ETF

Investment Objective: The Simplify Ancorato Target 25 Distribution ETF (the “Fund” or “XXV”) seeks to provide high monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver	0.78%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$260	$456	$1,021

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period November 17, 2025 (commencement of operations) through June 30, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. The Adviser has engaged a sub-adviser, Legacy Investment Solutions, LLC d.b.a. Ancorato, to assist with portfolio construction. The Sub-Adviser provides investment research on individual stocks, model portfolios, fixed income allocations, and option overlay strategies as inputs to the Adviser’s portfolio construction process. Target 25 in the Fund’s name refers to the goal of making monthly distributions at an annualized rate (after fees and expenses) of 25%. This goal is merely aspirational as the Fund is not a managed distribution fund that will meet a distribution target regardless of Fund returns.

The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Return of capital represents a return of a portion of the Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on domestically traded equity securities. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity securities of issuers of any market capitalization.

Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

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The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser, in consultation with the Sub-Adviser, uses a proprietary selection process that focuses on (i) allocation among option sub-strategies that are, in total, expected to produce at least 25% annual returns; and (ii) option strike prices and maturities consistent with the 25% return goal. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund and stock price levels will change over time, the Fund’s option portfolio will have multiple maturities and strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve the 25% return goal, if the Worst of Three Barrier Put Spread Sub-Strategy is insufficient to reach this goal. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level (e.g. 25% loss). However, barriers will likely range from 10% to 30%. For an outcome period for a particular spread, the Fund establishes a barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount (e.g. 25%) or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If, for a specific barrier put spread, at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset (“RA”), such as a stock of single company; however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. For example, a specific barrier might be set at a level such that investors are not expected to experience losses against the first 25% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 25% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period, for a specific barrier put spread, and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s barrier-related options, for a specific barrier put spread, is such that if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. For a specific barrier put spread, the Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over a outcome period exceed the barrier (in this example, 25%) but are less than 26%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 26%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 26%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of the RA.

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●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 26%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 25 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -25% of RA. If RA losses exceed the barrier, but by an amount less than or equal to 27%, the Fund will experience the below losses over an outcome period, for a specific barrier put spread:

Example Outcome Period Initial and Full Breach Losses Profile

Reference Asset Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-25.00%	0.00%	0.00%	0.00%
-25.25%	-6.25%	-0.25%	-6.50%
-25.50%	-12.50%	-0.50%	-13.00%
-25.75%	-18.75%	-0.75%	-19.50%
-26.00%	-25.00%	-1.00%	-26.00%
-27.00%	-25.00%	-2.00%	-27.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 26%. Full Breach Losses are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period, for a specific barrier put spread. As shown in the table above, if RA’s loss has exceeded 26%, the Fund’s put spread options will produce a loss of 25% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, on a specific “worst of” barrier spread, the predetermined performance level (e.g. 25%) is measured against the worst performing of the reference assets over an outcome period. However, barriers will likely range from 10% to 30%. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

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A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. The Adviser may invest in affiliated money market ETFs to pledge as collateral for derivatives.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of Shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities linked to options held or written by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

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Option Risk. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. Barrier put spread writing exposes the Fund to sudden and significant losses if the barrier is breached. This risk is amplified in a “worst of” put spread strategy because one of the reference assets may significantly underperform the others.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Forward Contract Risk. A decision as to whether, when, and how to use forward contracts involves the exercise of skill and judgment and even a well-conceived forward contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund are possible lack of a liquid secondary market and the possibility that the counterparty will default.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Distribution Policy Risk. The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.

●	Tax Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

Small and Medium Capitalization Risk. The Fund is indirectly exposed to small and medium capitalization companies through its option spread strategies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Large Capitalization Companies Risk. The Fund is indirectly exposed to large capitalization companies through its option spread strategies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

●	Issuer Specific Risk. The value of a specific equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of equity securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of equity securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Fixed Income Securities Risk. The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

U.S. Treasury and Agency Market Risk. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. Typically, U.S. agency obligations are not backed by the full faith and credit of the U.S. Treasury.

Underlying Fund Risk. Other investment companies, i.e. ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s Shares are not redeemable by retail investors and may be redeemed only by Authorized Participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

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○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Sub-Adviser: Ancorato, the name under which Legacy Investment Solutions, LLC does business (the “Sub-Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser; Emilio Freire Bauzano, Portfolio Manager of the Adviser; and Christopher Chua, Portfolio Manager of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in November 2025. Jeff Schwarte, Chief Equity Strategist of the Adviser has served the Fund as a portfolio manager since November 2025. Dr. Berns and Messrs. Freire Bauzano, Schwarte and Chua are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a Creation Unit). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Information on the Fund’s market price, NAV, premium and discount, and the bid/ask spread is available at www.simplify.us.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Fund	Investment Objective
Simplify Ancorato Target 25 Distribution ETF	seeks to provide high monthly income

The Fund’s investment objective may be changed by the Board of Trustees upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option spread strategy. The Adviser has engaged a sub-adviser, Legacy Investment Solutions, LLC d.b.a. Ancorato, to assist with portfolio construction. The Sub-Adviser provides investment research on individual stocks, model portfolios, fixed income allocations, and option overlay strategies as inputs to the Adviser’s portfolio construction process. Target 25 in the Fund’s name refers to the goal of making monthly distributions at an annualized rate (after fees and expenses) of 25%. This goal is merely aspirational as the Fund is not a managed distribution fund that will meet a distribution target regardless of Fund returns.

The Fund’s distribution policy is not guaranteed to generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Return of capital represents a return of a portion of the Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. The Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a barrier against losses that serves to provide for a maximum amount of potential losses. As a result, an investor can lose its entire investment prior to consideration of any distribution payments.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury and fixed income ETFs that invest primarily in U.S. Government securities. The Fund targets an average securities portfolio duration of two years or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The Adviser selects securities to maximize portfolio yield within the current duration target and the Adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Spread Strategy

To generate additional income, the Fund employs an option spread writing strategy on domestically traded equity securities. Written options are partially hedged because the Fund owns a partially offsetting option to reduce a portion of the Fund’s risk. The Adviser selects equity securities of issuers of any market capitalization.

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Option spread writing is intended to generate income for the Fund by capturing written put option premiums that are larger than the cost of purchasing a partially offsetting put option. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. For example, in general conceptual terms, if the Fund received $7 for writing a one-year put option with a strike price of $100 when the reference asset was at $100; while simultaneously investing $5 in one-year put option with a strike price of $95, it would have a potential income gain of $2 if both options expired worthless. The $2 gain is the difference between the premium received and premium spent. In this example, the options will expire worthless if the reference asset is at $100 or higher at the end of one year. However, if the reference assets price is lower than $100 at the end of one year the Fund may suffer losses and generate no income. Specifically, if the reference asset price at the end of one year was $95 or lower the Fund would suffer a net loss of $3 ($5 net loss on the combination of the written option and the purchased option that is partially offset by the net $2 premium received).

The Adviser executes the option strategy primarily through over-the-counter options, swap contracts and forward contracts, but may also use listed options. Swaps and forwards are used to produce option-like outcomes when they are more economically efficient than options. The Adviser, in consultation with the Sub-Adviser, uses a proprietary selection process that focuses on (i) allocation among option sub-strategies that are, in total, expected to produce at least 25% annual returns; and (ii) option strike prices and maturities consistent with the 25% return goal. The Adviser focuses the Fund’s portfolio on options with a one-year maturity. However, because the size of the Fund and stock price levels will change over time, the Fund’s option portfolio will have multiple maturities and strike prices. The Adviser replaces maturing options and may adjust positions following a large (over 10%) price swing in an option’s reference asset price. The Adviser has no set rebalancing or resetting cycle for the Fund’s portfolio but will make an adjustment to produce higher expected returns.

The following describes the spread option strategies employed, whether directly through options or through options imbedded in a swap contract or forward contract. The Fund anticipates investing primarily under the “Worst of Three” Barrier Put Spread Sub-Strategy described below, but will increase allocations to the Barrier Put Spread Sub-Strategy and General Put Spread Sub-Strategy to attempt to achieve the 25% return goal, if the Worst of Three Barrier Put Spread Sub-Strategy is insufficient to reach this goal. The Adviser may not be successful in implementing any of the spread strategies.

Barrier Put Spread Sub-Strategy

In a barrier put spread strategy the Fund seeks to provide an investment “barrier” – an investment strategy whereby a payoff depends upon whether a reference asset has breached a predetermined performance level (e.g. 25% loss). However, barriers will likely range from 10% to 30%. For an outcome period for a particular spread, the Fund establishes a barrier against losses that is based upon the performance of a reference asset over the duration of the outcome period. The Fund is not expected to experience losses, on a specific barrier spread, over the course of an outcome period if the market value of the reference asset decreases by the barrier amount (e.g. 25%) or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. If, for a specific barrier put spread, at the conclusion of an outcome period, the reference asset losses have breached the barrier, the Fund will experience losses. Generally, losses will be to the full extent of the reference asset on a one-to-one basis. The Adviser may not be successful in implementing a barrier spread strategy.

The Barrier. Fund shareholders are subject to all of the losses experienced by the reference asset (“RA”), such as a stock of single company; however, for a specific barrier put spread, the Fund provides a barrier such that investors will only experience losses if the RA experiences losses that exceed the barrier at the end of a selected outcome period. For example, a specific barrier might be set at a level such that investors are not expected to experience losses against the first 25% of RA losses over the course of a selected outcome period, to the extent RA decreases in value by 25% or less. Barrier option spreads do not provide a portfolio-wide level of downside protection. The barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the barrier will be reduced by the Fund’s annual management of 0.75% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s barrier strategy is designed to produce outcomes upon the expiration of its barrier-related options investments on the last day of a selected outcome period, for a specific barrier put spread, and it therefore should not be expected that the barrier will be provided at any point prior to the last day of a selected outcome period. There is theoretically no limit on losses the Fund could experience, and an investor may lose all of its investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

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The structure of the Fund’s barrier-related options, for a specific barrier put spread, is such that if at the conclusion of a selected outcome period, RA losses have breached the barrier, the Fund will begin to experience losses starting at the barrier. For a specific barrier put spread, the Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, for a specific barrier put spread, the operation of the Fund’s barrier-related options is such that, at the end of a selected outcome period, if RA losses measured over a outcome period exceed the barrier (in this example, 25%) but are less than 26%, the Fund will experience, prior to the payment of any distributions, accelerated losses from 0% to 26%. If, for a specific barrier put spread, at the end of a selected outcome period, RA losses measured over an outcome period exceed 26%, the Fund will experience, prior to the payment of any distributions, one-to-one losses of the RA.

●	Initial Breach Losses. For a specific barrier put spread, Initial Breach Losses occur when RA has exceeded the barrier, but by an amount less than or equal to 26%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as a sold put option contract. Specifically, in this example the Fund invests in a package of 25 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put option that provides one-to-one downside exposure starting at -25% of RA. If RA losses exceed the barrier, but by an amount less than or equal to 27%, the Fund will experience the below losses over an outcome period, for a specific barrier put spread:

Example Outcome Period Initial and Full Breach Losses Profile

Reference Asset Losses	Put Spread Losses	Put Losses	Contribution to Fund Performance
-25.00%	0.00%	0.00%	0.00%
-25.25%	-6.25%	-0.25%	-6.50%
-25.50%	-12.50%	-0.50%	-13.00%
-25.75%	-18.75%	-0.75%	-19.50%
-26.00%	-25.00%	-1.00%	-26.00%
-27.00%	-25.00%	-2.00%	-27.00%

●	Full Breach Losses. For a specific barrier put spread, Full Breach Losses occur after RA losses are equal to or exceed 26%. Full Breach Losses are a result of the Fund’s barrier-related options and expose the Fund to the extent of RA losses on a one-to-one basis over the course of a selected outcome period, for a specific barrier put spread. As shown in the table above, if RA’s loss has exceeded 26%, the Fund’s put spread options will produce a loss of 25% and the Fund’s naked put option will produce the remaining loss such that losses, in combination, will equal the losses of RA. There is no limit on losses the Fund can experience, and an investor may lose nearly its entire investment.

“Worst of Three” Barrier Put Spread Sub-Strategy

This sub-strategy is the focus of the Fund’s option writing strategy. A “worst of” barrier put spread strategy is designed to produce the same return outcome profile as a barrier strategy, but rather than use a single reference asset, three reference assets are used. This type of option that binds up three reference assets is complex and is sometimes referred to as a compound option (i.e. an option on more than one reference asset). The Adviser expects to execute this aspect of the strategy through an over-the-counter option or as embedded in a swap. However, “worst of” barrier option spreads do not provide a portfolio-wide level of downside protection. Here, on a specific “worst of” barrier spread, the predetermined performance level (e.g. 25%) is measured against the worst performing of the reference assets over an outcome period. However, barriers will likely range from 10% to 30%. The Adviser may not be successful in implementing a “worst of” barrier spread strategy.

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General Put Spread Sub-Strategy

When the Adviser believes non-barrier option writing is compelling, it may employ other put spread strategies. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option. However, option spreads do not provide a portfolio-wide level of downside protection. The Adviser may not be successful in implementing a general spread strategy.

Generally, the Adviser writes options (whether direct or through options imbedded in a swap contract or forward contract) that it expects to expire worthless. Additionally, while the Adviser expects options to be held to expiration, it may adjust positions following a large (over 10%) price swing in an option’s reference asset price.

A put option gives the owner the right, but not the obligation, to sell a reference asset at a specified price (strike price) within, or at the end of, a specific time period. An at-the-money put option has a strike price equal to the current price of the reference asset. An out-of-the-money put option has a strike price below the current price of the reference asset. By selling put options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. For example, if a written option expires worthless, the entire premium received is income to the Fund. While derivative-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The Fund has adopted the market convention of describing option premium as income. The option writing strategy is a form of leveraged investing. The Adviser primarily considers options, swaps and forwards with up to two years to maturity. However, the Adviser anticipates concentrating on options (whether direct or imbedded in a swap or forward) with shorter maturities because the option value erodes faster than with long-term options. For example, the option premium received by the Fund for writing a sequence of one-year options would be larger than the option premium received by the Fund for writing a single two-year option.

When writing options or entering into swap and forward contracts, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default. The Adviser may invest in affiliated money market ETFs to pledge as collateral for derivatives.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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Principal Investment Risks:

The following identifies the principal risks of the Fund, except as noted.

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser or recommended by the Sub-Adviser will produce positive returns.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honour its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. Options, forwards, and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Policy Risk. The Fund’s distribution policy is not guaranteed to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments meet the target without some return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit.

●	Tax Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The options linked to equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares are not redeemable by retail investors and may be redeemed only by the Authorized Participant at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

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●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. Fixed income securities risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Forward Contracts Risk. The value of a forward contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, forward contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when, and how to use forwards involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behaviour or unexpected events. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition to the risks associated with all derivatives, the prices of forward contracts can be highly volatile, and may lower total return.

Large Capitalization Companies Risk. The Fund is indirectly exposed to large capitalization companies through its option spread strategies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Leverage Risk. Using derivatives such as futures can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

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Limited History of Operations. The Fund is a new ETF and therefore does not yet have a history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk. The Fund may purchase and/or write put options on securities. The Fund may engage in these transactions to hedge against risks, to generate income, or capture returns.

●	Put Options. When the Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

○	Put Spread Risk. Put spreads provide only limited protection when there are significant market declines. The Fund will not be protected beyond the strike price of the written leg of the put spread.

○	Barrier Put Spread Risk. The Fund establishes a barrier based on the performance of the reference asset over the duration of an outcome period. The Fund will begin to experience the entirety of the losses of the reference asset losses if such losses breach the barrier, through the Initial Breach Losses or Full Breach Losses, as applicable. Further, the Fund subjects shareholders to Initial Breach Losses on an accelerated basis from 0% to the barrier and experiences further Full Breach Losses thereafter (typically 1% beyond the barrier). In addition, the operationality of a barrier is such that the Fund may experience dramatic changes in value of its NAV at the end of the relevant outcome period, even if the changes in the reference asset minimal. A shareholder may lose substantially all its investment.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

●	Issuer Specific Risk. The value of a specific equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of equity securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of equity securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Small and Medium Capitalization Risk. The Fund is indirectly exposed to small and medium capitalization companies through its option spread strategies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Swap contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including swap contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s Share price.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

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Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages all other series in the Trust.

Subject to the oversight of the Board of Trustees, the Adviser provides or oversees the provision of investment advisory, portfolio management and administrative services to the Fund pursuant to an advisory agreement between the Fund and the Adviser.

The Fund pays the Adviser a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) as stated below. The management agreement between the Fund and the Adviser provides that the Adviser is responsible for paying substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders, and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

Fund	Management Fee
Simplify Ancorato Target 25 Distribution ETF	0.75%

The Adviser has contractually agreed, through at least October 31, 2027, to waive its management fees by 0.05%. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

SUB-ADVISER: Ancorato, the name under which Legacy Investment Solutions, LLC does business, located at 13965 E. Chinden Blvd. #100, Boise, ID 83713, serves as the Fund’s investment sub-adviser. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the oversight of the Board, the Sub-Adviser is responsible for assisting the Adviser in the management of the Fund’s portfolio. The Sub-Adviser was established to offer investment advisory services to institutions and other registered investment advisers. The Sub-Adviser is paid by the Adviser, not the Fund.

A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements is available in Fund’s Form N-CSR covering the six-month period ended December 31, 2025.

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

Portfolio Managers

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jeff Schwarte is the Chief Equity Strategist at the Adviser, focusing on product innovation, thought leadership, and portfolio management. Before joining the Adviser, he led Principal’s global systematic solutions team, overseeing model development and risk management analytics. Jeff managed several custom US, international, and global strategies and has been with Principal since 1993, serving in various roles, including portfolio manager, investment accountant, and auditor. He holds a bachelor’s degree in accounting from the University of Northern Iowa and is a CFA charterholder, CPA, and Certified Internal Auditor.

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Emilio Freire Bauzano serves as Portfolio Manager of the Adviser and has been with the firm since its inception in 2020, initially joining as a quantitative analyst to help build the analytics and data modelling infrastructure, and eventually growing into a strategist role supporting the Portfolio Managers in the research and daily management of multiple systematic option-based funds.

Christopher Chua is a Portfolio Manager of the Adviser. Mr. Chua has served the Adviser in that capacity since January 2025 and previously served the Adviser as Operations Associate from September 2022 to January 2025; and as a Portfolio Associate Intern, from January 2022 to September 2022. Previously, he was a Financial Analyst for Wedbush Securities from October 2020 to September 2021. Mr. Chua holds a Master’s degree in Finance from the University of California, Irvine’s Paul Merage School of Business. He also holds a B.S. in Business/Managerial Economics from California State University, Los Angles.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from SAMI. The Adviser may enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, SAMI may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange, as stated below. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period November 17, 2025 (commencement of operations) through June 30, 2026 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2026 Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Ancorato Target 25 Distribution ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.47
Net realized and unrealized gain (loss)	1.49
Total from investment operations	1.96
Less distributions from:
Net investment income	(2.44)
Return of capital	(1.12)
Total distributions	(3.56)
Net Asset Value, end of period	$23.40
Total Return (%)	8.49	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$47
Ratio of expenses (%)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	3.20	(d)
Portfolio turnover rate (%)(f)	0	(c)

(a)	For the period November 17, 2025 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Sub-Adviser	Ancorato 13965 E. Chinden Blvd. #100 Boise, ID 83713	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310, Philadelphia, PA 19103

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Tailored Annual and Semi-Annual Reports to Shareholders; and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Tailored Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570

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Fund Name	Ticker Symbol (Exchange)

Simplify Ancorato Target 25 Distribution ETF	XXV (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

Listed and traded on the exchange indicated above

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Simplify Ancorato Target 25 Distribution ETF (the “Fund”) dated November 1, 2026. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUND

The Fund is a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund is a non-diversified series of the Trust.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is managed by Simplify Asset Management Inc. (the “Adviser”). The Fund is sub-advised by Legacy Investment Solutions, LLC d.b.a. Ancorato (the “Sub-Adviser”). The Fund seeks to provide high monthly income. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is an exchange traded fund (“ETF”), which are a type of registered open-end management companies that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000 or 10,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc. (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the principal risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary” — “Principal Investment Risks” with respect to the Fund, and “Additional Information About the Principal Investment Strategies and Related Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funs bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Investments in ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations the Fund will be prevented from: (1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; (2) investing more than 5% of the Fund’s assets in any single such investment company, and (3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. The Fund may also rely upon Rule 12d1-4 which under certain circumstances allows the Fund to exceed the 3%, 5%, and 10% limitations described above.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

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Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Open-End Investment Companies

The Fund and any “affiliated persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability, respectively, to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

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Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

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Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

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Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

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U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

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The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

MLP and MLP-Related Securities.

Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk.

MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund may segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

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Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its net assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

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7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers and affiliates may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser; or Sub-Adviser or any affiliated person of the Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

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The Fund discloses on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR are available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Sub-Adviser. Personnel of the Sub-Adviser, including personnel responsible for assisting in managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

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Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, the independent chair of the Risk Committee and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Risk Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Risk Committee is designed to bolster the Trust’s compliance and risk management program, creating an additional layer of oversight. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

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Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Craig Enders has over 23 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 23 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	38	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	38	None
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal – Business and Product Development Consultancy, DC Distribution Advisors LLC (2020 – Present).	38	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	38	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
Michael Minella Year of Birth: 1971	Chief Compliance Officer since September 2025	Director, ACA Global, leader of Chief Compliance Officer Team (September 2022 to Present); Director, Audit and Risk Strategy & Planning, Fidelity Investments (January 2021 to September 2022); Vice President/Director FMR Co. (2012 to January 2021).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Zung T. Nguyen serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met four times.

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Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met one time.

Risk Committee

The Board has recently formed a Risk Committee that consists of all the Independent Trustees. The Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management. The Committee assists the Board by generally overseeing the management of various risks to the Trust, including: (1) investment strategy risk; (2) derivatives risk; (3) operational and reputational risk; and (4) regulatory and compliance risk. The Committee’s responsibilities include general oversight of compliance with securities laws and regulations but to do include oversight of the Trust’s financial reporting and disclosure responsibilities, which are the responsibility of the Trust’s Audit Committee. The Committee also maintains ongoing communications with the Trust’s Chief Compliance Officer and thereby serves as a liaison between the Board and the Chief Compliance Officer between regularly scheduled Board meetings. The Committee’s responsibilities (which may also be conducted by the Board) include: Christine Stauffer serves as the Chairman of the Committee. The Risk Committee operates pursuant to a Risk Committee Charter. During the most recent fiscal year, the Risk Committee did not meet.

Compensation

Each Independent Trustee receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee, Risk Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to indirectly receive from the Fund through the Adviser for the fiscal year ended June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Craig Enders	$116,250	$0	$0	$116,250
Christopher Caltagirone**	$50,000	$0	$0	$50,000
Zung Nguyen	$116,250	$0	$0	$116,250
Christina Stauffer***	$62,500	$0	$0	$62,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.
**	Mr. Caltagirone concluded his service as a Board member effective December 31, 2025.
***	Ms. Stauffer began her services as a Board member effective December 31, 2025.

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Management and Trustee Ownership

As of December 31, 2025, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Fund	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim	None	None
Independent Board Members
Craig Enders	None	Over $100,000
Zung Nguyen	None	Over $100,000
Christina Stauffer	None	$1 – $10,000

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least quarterly. The Fund may distribute such income dividends and capital gains more frequently described in the “Dividends, Other Distributions and Taxes” section of the Fund’s Prospectus.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Fund’s outstanding shares as of September 30, 2026.

Name and Address	Percentage of Each Fund
Simplify Ancorato Target 25 Distribution ETF
Legacy Wealth Managment, LLC 13965 W Chinden Blvd #100 Boise, ID 83713	30.29%
BNP Paribas Arbitrage, SA 787 Seventh Avenue New York, NY 10019, USA	10.26%
Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	6.04%
Principal Securities Inc 711 High Street Des Moines, IA 50392	5.55%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Fund pays the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

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For the period November 17, 2025 (commencement of operations) through June 30, 2026, the Fund paid the Adviser management fees in the amount of $189,326.

The Adviser has contractually agreed, through at least October 31, 2027, to waive its management fees to 0.70%. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to that Fund). The Management Agreement shall terminate automatically in the event of its assignment.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s) and recommending their hiring, termination and replacement.

SUB-ADVISER

Investment Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Ancorato to serve as sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for assisting in the management of the Fund’s securities portfolio subject to the Adviser’s oversight and instructions.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act). The Adviser, not the Fund, pays the Sub-Adviser.

The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Advisory is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

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Codes of Ethics

The Trust, the Adviser, the Sub-Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1 (855) 772-8488; (2) on the SEC’s website at http://www.sec.gov, and on the Fund’s website at www.simplify.us/etfs. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person or in reliance on the SEC order at a meeting called for the purpose of voting on such approval.

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The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

PORTFOLIO MANAGERS

As of June 30, 2026, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	42	$11,983.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Emilio Freire

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	8	$891.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Christopher Chua

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	4	$4,687.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Jeff Schwarte

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	14	$2,377.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Dr. Berns is compensated through a salary and equity participation in the Adviser. Messrs. Chua, Schwarte and Freire are compensated through a salary and discretionary bonus.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of the date of this SAI.

Dollar Range of Equity Securities in the Fund
Name of Fund/Name of Portfolio Manager	David Berns	Christopher Chua	Jeff Schwarte	Emilio Freire Bauzano
Simplify Ancorato Target 25 Distribution ETF	None	None	None	None

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the transacting Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The table below shows any significant variation in the Fund’s portfolio turnover rate for the past two fiscal years.

Name of Fund	2026	2025
Simplify Ancorato Target 25 Distribution ETF	0%	N/A

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

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The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve-month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to Fund shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the period November 17, 2025 (commencement of operations) through June 30, 2026, the Administrator earned $6,425,487 for administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, Foreside receives a fixed annual fund fee and an additional fee per fund; and any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

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Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

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Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

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Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases
Simplify Ancorato Target 25 Distribution ETF	$500	3%

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that each Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on each Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

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The deposit securities may change and as rebalancing adjustments and corporate action events of a relevant index, if any, are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of a relevant index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

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Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

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Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, the Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

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There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of a relevant index, if any. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of an ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

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Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

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The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in cash.

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To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

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Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

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The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

48

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

49

FINANCIAL STATEMENTS

A copy of the Fund’s financial statements, when issued, may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours or by visiting www.simplify.us/etfs. Because the Fund has not yet commenced operations, no financial statements are available for the Fund as of the date of this SAI.

50

PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy adviser’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust dated February 28, 2020, as filed with the State of Delaware on February 28, 2020, for Simplify Exchange Traded Funds (the “Registrant” or “Trust”)[2]

	(2)	Agreement and Declaration of Trust of the Registrant[3]

(b)	(1)	By-Laws of the Registrant[3]

	(2)	Amended and Restated By-Laws of the Registrant[22]

(c)	Not applicable.

(d)	(1)	Management Agreement between the Registrant and Simplify Asset Management Inc. (the “Adviser”)[21]

	(2)	Investment Sub-Advisory Agreement between the Adviser and Volt Equity LLC (“Volt”)[5]

	(3)	Management Agreement between the Adviser and the Simplify Volatility Premium Cayman Fund[6]

	(4)	Management Agreement between the Adviser and the Simplify U.S. Equity PLUS Bitcoin Cayman Fund[7]

	(5)	Management Agreement between the Adviser and the Simplify Managed Futures Strategy Cayman Fund[12]

	(6)	Management Agreement between the Adviser and the Simplify Bitcoin Strategy PLUS Income Cayman Fund[14]

	(7)	Investment Sub-Advisory Agreement between the Trust, Adviser and the Sub-Adviser with respect to the Simplify Propel Opportunities ETF[17]

	(8)	Fee Waiver Agreement between the Trust, Adviser and the Sub-Adviser with respect to the Simplify Propel Opportunities ETF[27]

	(9)	Management Agreement between the Adviser and the Simplify Commodities No K-1 Strategy Cayman Fund[18]

	(10)	Management Agreement between the Registrant and Adviser on behalf of the Simplify Multi-QIS Alternative Cayman Fund[21]

	(11)	Investment Sub-Advisory Agreement between the Adviser and Asterozoa Capital, LLC with respect to Simplify Opportunistic Income ETF[19]

	(12)	Fee Waiver Agreement between the Trust, the Adviser, the Sub-Adviser with respect to Simplify Opportunistic Income ETF[21]

	(13)	Management Agreement between the Registrant and Adviser on behalf of the Simplify Enhanced Income Cayman Fund Limited[19]

(14)	(i)	Amendment to Exhibit A of the Management Agreement between the Trust and Adviser[39]

	(ii)	Amendment to Exhibit A of the Management Agreement between the Trust and Adviser to add Simplify DBi CTA Managed Futures Index ETF[40]

(15)	Fee Waiver Agreement between the Trust and the Adviser with respect to Simplify Short Term Treasury Futures Strategy ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Macro Strategy ETF, Simplify Aggregate Bond ETF, Simplify High Yield PLUS Credit Hedge ETF, and Simplify MBS ETF[21]

(16)	Amendment to Exhibit A of the Fee Waiver Agreement between the Trust and the Adviser as previously filed on October 27, 2023[21]

(17)	Investment Sub-Advisory Agreement between the Trust, Adviser and System 2 Advisors L.P. with respect to the Simplify Tara India Opportunities ETF[22]

(18)	Fee Waiver Agreement between the Adviser and System 2 Advisors L.P. with respect to Simplify Tara India Opportunities ETF[27]

(19)	Investment Sub-Advisory Agreement between the Adviser and Gamma Asset Management LLC with respect to Simplify Gamma Emerging Market Bond ETF[25]

(20)	Investment Sub-Advisory Agreement between the Trust, Adviser, and FCO Advisors LP with respect to Simplify National Muni Bond ETF[25]

(21)	Fee Waiver Agreement between the Trust and the Adviser with respect to Simplify Gamma Emerging Market Bond ETF[36]

(22)	Sub-Advisory Fee Waiver Agreement between the Adviser and the Sub-Adviser with respect to Simplify Gamma Emerging Market Bond ETF[25]

(23)	Management Agreement between Adviser and Simplify Gold Strategy PLUS Income Cayman Fund[28]

(24)	Investment Sub-Advisory Agreement between the Adviser and Kayne Anderson Capital Advisors, L.P. with respect to Simplify Kayne Anderson Energy and Infrastructure Credit ETF[33]

(25)	Investment Sub-Advisory Agreement between the Adviser and Piper Sandler & Co. with respect to Simplify Piper Sandler US Small-Cap PLUS Income ETF[31]

(26)	Management Agreement with respect to Simplify Chinese Commodities Strategy No K-1 ETF Subsidiary[42]

(27)	Fee Waiver Agreement between the Trust and the Adviser with respect to Simplify US Equity PLUS Managed Futures Strategy ETF[41]

(28)	Investment Sub-Advisory Agreement between the Adviser and Ancorato with respect to Simplify Ancorato Target 25 Distribution ETF[39]

(29)	Management Agreement with respect to Simplify DBi CTA Managed Futures Index Subsidiary[40]

(30)	Amendment to Management Agreement to add Simplify Tax Aware Alternatives ETF and Simplify Tax Aware Diversified Income Strategy ETF (“Tax Aware ETFs”)[44]

(31)	Fee Waiver Agreement with respect to Tax Aware ETFs[44]

(32)	Amendment to Management Agreement to add Simplify Kayne Energy and Infrastructure Equity ETF and Simplify Kayne Power Infrastructure Equity ETF (“Kayne ETFs”)[32]

(33)	Investment Sub-Advisory Agreement between the Adviser and Kayne Anderson Capital Advisors, L.P. with respect to Kayne ETFs[32]

(34)	Amendment to Management Agreement to add Simplify Brookwood Global Macro ETF (“Brookwood ETF”)[46]

(35)	Management Agreement between Adviser and Simplify Brookwood Cayman Fund Limited (form of) (“Brookwood subsidiary”)[46]

(36)	Investment Sub-Advisory Agreement between the Adviser and Brookwood Investment Group LLC with respect to Brookwood ETF[46]

(37)	Amendment to Management Agreement to add Simplify Smart Leverage Oil ETF, Simplify Smart Leverage Copper ETF, Simplify Smart Leverage US Large Cap Equity ETF, Simplify Smart Leverage Nasdaq-100® ETF, Simplify Smart Leverage Biotech ETF, and Simplify Smart Leverage Semiconductor ETF (“Smart Leverage ETFs”)[32]

(38)	Amendment to Management Agreement to add Simplify Empirical Targeted Small Cap Momentum ETF[32]

(39)	Investment Sub-Advisory Agreement between the Adviser and Empirical Wealth Management with respect to Simplify Empirical Targeted Small Cap Momentum ETF[32]

(e)	(1)	Distribution Agreement[3]

	(2)	Amendment to the ETF Distribution Agreement[41]

	(3)	Amendment to the ETF Distribution Agreement for the purpose of adding Simplify Tax Aware ETFs[45]

	(4)	Amendment to the ETF Distribution Agreement for the purpose of adding Simplify DBi CTA Managed Futures Index ETF[40]

(5)	Amendment to the ETF Distribution Agreement for the purpose of adding Kayne ETFs[32]

(6)	Amendment to the ETF Distribution Agreement for the purpose of adding Brookwood ETF[46]

(7)	Amendment to the ETF Distribution Agreement for the purpose of adding Smart Leverage ETFs[32]

(8)	Amendment to the ETF Distribution Agreement for the purpose of adding Simplify Empirical Targeted Small Cap Momentum ETF[32]

(f)	Not applicable.

(g)	(1)	Custody Agreement[3]

	(2)	Cayman Custody Agreement[6]

	(3)	Amendment to Cayman Custody Agreement[18]

	(4)	Amendment to the Custody Agreement[41]

	(5)	Amendment to the Custody Agreement for the purpose of adding Simplify VettaFi Small Cap Dividend Initiators ETF, Simplify VettaFi Large Cap Dividend Initiators ETF, and Simplify VettaFi Developed Ex-US Dividend Initiators ETF[32]

	(6)	Amendment to the Cayman Custody Agreement for the purpose of adding Simplify Chinese Commodities Strategy No K-1 ETF Subsidiary[32]

(7)	Amendment to the Custody Agreement for the purpose of adding Simplify Tax Aware ETFs[44]

(8)	Amendment to the Cayman Custody Agreement for the purpose of adding Simplify DBi CTA Managed Futures Index Subsidiary[32]

(9)	Amendment to the Custody Agreement[40]

(10)	Amendment to the Custody Agreement for the purpose of adding Kayne ETFs[32]

(11)	Amendment to the Custody Agreement for the purpose of adding Brookwood ETF[46]

(12)	Amendment to the Custody Agreement for the purpose of adding Smart Leverage ETFs[32]

(13)	Amendment to the Custody Agreement for the purpose of adding Simplify Empirical Targeted Small Cap Momentum ETF[32]

(14)	Amendment to the Cayman Custody Agreement for the purpose of adding Brookwood subsidiary[32]

(h)	(1)	Fund Administration and Accounting Agreement[3]

(2)	Transfer Agency and Service Agreement[3]

(3)	Amendment to the Transfer Agency and Service Agreement[41]

(4)	Form of Fund of Funds Investment Management Agreement[10]

(5)	Amendment to Fund Accounting and Administration Agreement (Cayman Funds)[18]

(6)	Amendment to the to the Fund Administration and Accounting Agreement[41]

(7)	Fund CCO and AMLO Agreement between the Trust and Foreside Fund Officer Services, LLC[35]

(8)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Simplify VettaFi Small Cap Dividend Initiators ETF, Simplify VettaFi Large Cap Dividend Initiators ETF, and Simplify VettaFi Developed Ex-US Dividend Initiators ETF[32]

(9)	Amendment to the to the Fund Administration and Accounting Agreement for the purpose of adding Simplify VettaFi Small Cap Dividend Initiators ETF, Simplify VettaFi Large Cap Dividend Initiators ETF, and Simplify VettaFi Developed Ex-US Dividend Initiators ETF[32]

(10)	Amended to Fund Accounting and Administration Agreement (Cayman Funds) for the purpose of adding Simplify Chinese Commodities Strategy No K-1 ETF and Brookwood subsidiary[32]

(11)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Simplify Nasdaq-100 Hedged Equity™ ETF[32]

(12)	Amendment to the to the Fund Administration and Accounting Agreement for the purpose of adding Simplify Nasdaq-100 Hedged Equity™ ETF[32]

(13)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Simplify Tax Aware ETFs[44]

(14)	Amendment to the Fund Administration and Accounting Agreement for the purpose of adding Simplify Tax Aware ETFs[44]

(15)	Amendment to the Transfer Agency and Service Agreement[40]

(16)	Amendment to the Fund Administration and Accounting Agreement[40]

(17)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Kayne ETFs[32]

(18)	Amendment to the Fund Administration and Accounting Agreement for the purpose of adding Kayne ETFs[32]

(19)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Brookwood ETF[46]

(20)	Amendment to the Fund Administration and Accounting Agreement for the purpose of adding Brookwood ETF[46]

	(21)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Smart Leverage ETFs[32]

	(22)	Amendment to the Fund Administration and Accounting Agreement for the purpose of adding Smart Leverage ETFs[32]

	(23)	Amendment to the Transfer Agency and Service Agreement for the purpose of adding Simplify Empirical Targeted Small Cap Momentum ETF[32]

	(24)	Amendment to the Fund Administration and Accounting Agreement for the purpose of adding Simplify Empirical Targeted Small Cap Momentum ETF[32]

(i)	Legal Opinion and Consent of Thompson Hine LLP

(j)	Consent of Independent Registered Public Accounting Firm

(k)	Not applicable.

(l)	None.

(m)	(1)	12b-1 Distribution and Service Plan[28]

	(2)	Amendment to 12b-1 Distribution and Service Plan[39]

	(3)	Amendment to 12b-1 Distribution and Service Plan for the purpose of adding Simplify Tax Aware ETFs[44]

(4)	Amended 12b-1 Distribution and Service Plan[40]

(5)	Amendment to 12b-1 Distribution and Service Plan for the purpose of adding Kayne ETFs[32]

(6)	Amendment to 12b-1 Distribution and Service Plan for the purpose of adding Brookwood ETF[46]

(7)	Amendment to 12b-1 Distribution and Service Plan for the purpose of adding Smart Leverage ETFs[32]

(8)	Amendment to 12b-1 Distribution and Service Plan for the purpose of adding Simplify Empirical Targeted Small Cap Momentum ETF[32]

(n)	Not applicable.

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant[14]

	(2)	Code of Ethics of the Adviser[14]

	(3)	Code of Ethics of the Sub-Adviser (Volt)[5]

	(5)	Code of Ethics of Sub-Adviser (Propel Bio Management, LLC)[16]

	(6)	Code of Ethics of Asterozoa Capital, LLC[19]

	(7)	Code of Ethics of System 2 Advisors L.P.[22]

(8)	Code of Ethics of Gamma Asset Management LLC[25]

(9)	Code of Ethics of FCO Advisors LP25

(10)	Code of Ethics of Kayne Anderson Capital Advisors, L.P.[33]

(11)	Code of Ethics of Piper Sandler & Co.[31]

(12)	Code of Ethics of Legacy Investment Solutions, LLC d.b.a. Ancorato[39]

(13)	Code of Ethics of Brookwood Investment Group LLC[46]

(14)	Code of Ethics of Empirical Wealth Management[32]

[1]	[reserved]
[2]	Filed as an exhibit to the Registrant’s Registration Statement on May 18, 2020.
[3]	Filed as an exhibit to the Registrant’s Registration Statement on August 19, 2020.
[4]	Filed as an exhibit to the Registrant’s Registration Statement on November 24, 2020.
[5]	Filed as an exhibit to the Registrant’s Registration Statement on December 3, 2020.
[6]	Filed as an exhibit to the Registrant’s Registration Statement on May 7, 2021.
[7]	Filed as an exhibit to the Registrant’s Registration Statement on May 21, 2021.
[8]	Filed as an exhibit to the Registrant’s Registration Statement on September 9, 2021.
[9]	Filed as an exhibit to the Registrant’s Registration Statement on October 12, 2021.
[10]	Filed as an exhibit to the Registrant’s Registration Statement on October 18, 2021.
[11]	Filed as an exhibit to the Registrant’s Registration Statement on October 21, 2021.
[12]	Filed as an exhibit to the Registrant’s Registration Statement on January 27, 2022.
[13]	Filed as an exhibit to the Registrant’s Registration Statement on March 29, 2022.
[14]	Filed as an exhibit to the Registrant’s Registration Statement on September 16, 2022.
[15]	Filed as an exhibit to the Registrant’s Registration Statement on August 25, 2022.
[16]	Filed as an exhibit to the Registrant’s Registration Statement on October 27, 2022.
[17]	Filed as an exhibit to the Registrant’s Registration Statement on December 20, 2022.
[18]	Filed as an exhibit to the Registrant’s Registration Statement on March 17, 2023.
[19]	Filed as an exhibit to the Registrant’s Registration Statement on June 12, 2023.
[20]	Filed as an exhibit to the Registrant’s Registration Statement on October 23, 2023.

[21]	Filed as an exhibit to the Registrant’s Registration Statement on October 27, 2023.
[22]	Filed as an exhibit to the Registrant’s Registration Statement on February 16, 2024.
[23]	Filed as an exhibit to the Registrant’s Registration Statement on April 11, 2024.
[24]	Filed as an exhibit to the Registrant’s Registration Statement on May 28, 2024.
[25]	Filed as an exhibit to the Registrant’s Registration Statement on July 10, 2024.
[26]	Filed as an exhibit to the Registrant’s Registration Statement on September 20, 2024.
[27]	Filed as an exhibit to the Registrant’s Registration Statement on October 28, 2024.
[28]	Filed as an exhibit to the Registrant’s Registration Statement on November 21, 2024.
[29]	Filed as an exhibit to the Registrant’s Registration Statement on December 19, 2024.
[30]	Filed as an exhibit to the Registrant’s Registration Statement on April 9, 2025.
[31]	Filed as an exhibit to the Registrant’s Registration Statement on April 23, 2025.
[32]	To be filed by subsequent amendment.
[33]	Filed as an exhibit to the Registrant’s Registration Statement on May 16, 2025.
[34]	Filed as an exhibit to the Registrant’s Registration Statement on July 11, 2025.
[35]	Filed as an exhibit to the Registrant’s Registration Statement on July 16, 2025.
[36]	Filed as an exhibit to the Registrant’s Registration Statement on August 14, 2025.
[37]	Filed as an exhibit to the Registrant’s Registration Statement on September 5, 2025.
[38]	Filed as an exhibit to the Registrant’s Registration Statement on October 7, 2025.
[39]	Filed as an exhibit to the Registrant’s Registration Statement on November 13, 2025.
[40]	Filed as an exhibit to the Registrant’s Registration Statement on February 4, 2026.
[41]	Filed as an exhibit to the Registrant’s Registration Statement on December 3, 2025.
[42]	Filed as an exhibit to the Registrant’s Registration Statement on January 7, 2026.
[43]	Filed as an exhibit to the Registrant’s Registration Statement on January 21, 2026.
[44]	Filed as an exhibit to the Registrant’s Registration Statement on April 6, 2026.
[45]	Filed as an exhibit to the Registrant’s Registration Statement on June 2, 2026.
[46]	Filed as an exhibit to the Registrant’s Registration Statement on September 28, 2026.

Item 29. Persons Controlled by or Under Common Control with the Funds

The table below depicts the persons controlled or under common control with the Funds:

Fund	Controlled Foreign Corporation
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund
Simplify Bitcoin Strategy ETF	Simplify Bitcoin Strategy PLUS Income Cayman Fund
Simplify Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 Cayman Fund
Simplify Enhanced Income ETF	Simplify Enhanced Income Cayman Fund Limited
Simplify Multi-QIS Alternative ETF	Simplify Multi-QIS Alternative Cayman Fund Limited
Simplify Aggregate Bond ETF	Simplify Aggregate Bond Cayman Fund Limited
Simplify Gold Strategy ETF	Simplify Gold Strategy PLUS Income Cayman Fund
Simplify Chinese Commodities Strategy No K-1 ETF	Simplify Chinese Commodities Strategy No K-1 Cayman Fund
Simplify DBi CTA Managed Futures Index ETF	Simplify DBi CTA Managed Futures Index Cayman Fund Limited
Simplify Brookwood Global Macro ETF	[Simplify Brookwood Cayman Fund Limited]

Each Controlled Foreign Corporation was formed under and is subject to the laws of the Cayman Islands. The financial statements of each Cayman Controlled Foreign Corporation are consolidated with the financial statements of its respective fund.

Item 30. Indemnification

Pursuant to the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The Underwriting Agreement provides that the Registrant agrees to indemnify and hold harmless Foreside Financial Services, LLC (the “Distributor”), its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) that the Distributor may incur arising out of or based upon: (i) Distributor serving as distributor for the Trust in compliance with this Agreement and applicable law; (ii) the allegation of any wrongful act of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in this Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, Marketing Materials and advertisements specifically approved by the Registrant and the Adviser/Sub-Adviser or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the Securities Act, or any other statute or the common law; (iv) the breach by the Registrant of any obligation, representation or warranty contained in this Agreement; or (v) the Registrant’s failure to comply in any material respect with applicable securities laws.

Item 31. Business and Other Connections of the Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser or each Sub-Adviser is set forth in the applicable Fund’s Prospectus in the section entitled “Management” and Statement of Additional Information in the section titled “Investment Adviser”.

The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to the Adviser’s Form ADV (File No. 801-119255). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Volt Equity, LLC) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-119673). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Propel Bio Management, LLC) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-126889. The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Asterozoa Capital, LLC) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-122731). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (System 2 Advisors, L.P.) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-76820). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Gamma Asset Management LLC) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-129754). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (FCO Advisors LP) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-112293). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Kayne Anderson Capital Advisors, L.P.) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-46991). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Piper Sandler & Co.) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-108049). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Ancorato) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-126757). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Brookwood Investment Group LLC) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-122508). The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser (Empirical Wealth Management) is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-72168). A Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Foreside Financial Services, LLC

Item 32(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Adams Street Private Equity Navigator Fund LLC
6.	Adams Street Venture & Growth Fund
7.	Advisers Investment Trust
8.	AG Twin Brook Capital Income Fund
9.	Align Alternative Access Fund
10.	American Beacon Aberdeen Municipal High Income ETF, Series of American Beacon Select Funds
11.	American Beacon AHL Trend ETF, Series of American Beacon Select Funds
12.	American Beacon GLG Natural Resources ETF, American Beacon Select Funds
13.	American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds
14.	American Beacon The London Company Income Equity ETF, American Beacon Select Funds
15.	Aristotle Funds Series Trust
16.	Aristotle Pacific Enhanced CLO Income Fund
17.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
18.	Bow River Capital Evergreen Fund
19.	Connetic Venture Capital Access Fund
20.	Constitution Capital Access Fund, LLC

21.	Datum One Series Trust
22.	Diamond Hill Funds
23.	Diamond Hill Securitized Credit Fund
24.	Driehaus Mutual Funds
25.	EntrepreneurShares Series Trust
26.	FMI Funds, Inc.
27.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
28.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
29.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
30.	Inspire 500 ETF, Series of Northern Lights Fund Trust IV
31.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
32.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
33.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
34.	Inspire International ETF, Series of Northern Lights Fund Trust IV
35.	Inspire Growth ETF, Series of Northern Lights Fund Trust IV
36.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
37.	Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
38.	LifeX 2028 Income Bucket ETF, Series of Stone Ridge Trust
39.	LifeX 2030 Income Bucket ETF, Series of Stone Ridge Trust
40.	LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
41.	LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
42.	LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
43.	LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
44.	LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
45.	LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
46.	LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
47.	LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
48.	LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
49.	LifeX Durable Income ETF, Series of Stone Ridge Trust
50.	Nomura Energy Transition ETF, Series of Nomura ETF Trust
51.	Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
52.	Nomura Focused International Core ETF, Series of Nomura ETF Trust
53.	Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
54.	Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
55.	Nomura High Yield Total Return ETF, Series of Nomura ETF Trust
56.	Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
57.	Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
58.	Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
59.	Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
60.	Man ETF Series Trust
61.	Meketa Infrastructure Fund
62.	Nomura Alternative Income Fund
63.	Praxis Funds
64.	Primark Meketa Private Equity Investments Fund
65.	SA Funds – Investment Trust
66.	Sequoia Fund, Inc.
67.	Simplify Exchange Traded Funds
68.	Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
69.	Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
70.	Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
71.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
72.	TCW ETF Trust
73.	The Arbitrage Funds
74.	VegaShares ETF Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Simplify Asset Management, Inc., 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135; and Bank of New York, 240 Greenwich St. New York, NY 10286. Foreside maintains all records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, ME 04101.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Columbus and State of Ohio, on the 28th day of October 2026.

Simplify Exchange Traded Funds

By:	Paul Kim, President*

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the dates indicated.

Signature	Title

Paul Kim*	President, Trustee, and Principal Executive Officer

Fiona Ho**	Treasurer and Principal Financial Officer

Zung Nguyen*	Trustee

Craig Enders*	Trustee

Christina Stauffer***	Trustee

*	Pursuant to Powers of Attorney[19]
**	Pursuant to Power of Attorney[22]
***	Pursuant to Power of Attorney[43]

By:	/s/ Michael V. Wible
	Name:	Michael V. Wible
	Title:	Attorney-in-Fact
	Date:	October 28, 2026

Exhibit Index

Exhibit No.	Exhibit Name
(i)	Legal Opinion and Consent of Thompson Hine LLP
(j)	Consent of Independent Registered Public Accounting Firm

C-14